As filed with the Securities and Exchange Commission on January 28, 2008
                                                             File Nos. 333-16093
                                                                        811-7923

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 34
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 35

                                CNI CHARTER FUNDS
             (Exact Name of Registrant as Specified in its Charter)

                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                     (Address of Principal Executive Office)

                          (800) 708-8881 (Registrant's
                     Telephone Number, Including Area Code)

                             William J. Souza, Esq.
                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                     (Name and Address of Agent for Service)

                            -------------------------

                     It is proposed that this filing will become effective:
                        X    immediately upon filing pursuant to Rule 485(b)
                     ------
                             on ___________ pursuant to Rule 485(b)
                     ------
                             60 days after filing pursuant to Rule 485(a)(1)
                     ------
                             75 days after filing pursuant to Rule 485(a)(2)
                     ------
                             on ___________ pursuant to Rule 485(a)(1)
                     ------

                                    ---------

                     Please Send Copy of Communications to:

                                 MICHAEL GLAZER
                      Paul, Hastings, Janofsky & Walker LLP
                       515 South Flower Street, 25th Floor
                          Los Angeles, California 90071

                         CNI CHARTER FUNDS(SM) [LOGO](R)

                                [GRAPHIC OMITTED]

                        PROSPECTUS DATED JANUARY 31, 2008

Institutional Class

--------------------------------------------------------------------------------

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

RCB Small Cap Value Fund

Multi-Asset Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund

CNI CHARTER FUNDS(SM) [LOGO](R)

PROSPECTUS DATED JANUARY 31, 2008

Institutional Class

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

RCB Small Cap Value Fund

Multi-Asset Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund



INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents


THE FUNDS

   Large Cap Growth Equity Fund
      (the "Large Cap Growth Fund") .......................................    1

   Large Cap Value Equity Fund
      (the "Large Cap Value Fund") ........................................    3

   RCB Small Cap Value Fund ...............................................    5

   Multi-Asset Fund .......................................................    8

   Corporate Bond Fund ....................................................   13

   Government Bond Fund ...................................................   15

   California Tax Exempt Bond Fund ........................................   18

   High Yield Bond Fund ...................................................   21

MANAGEMENT OF THE FUNDS ...................................................   24

PRIOR PERFORMANCE OF MULTI-ASSET FUND PORTFOLIO MANAGERS ..................   28

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS .....................   30

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   33

DIVIDENDS AND TAXES .......................................................   37

FINANCIAL HIGHLIGHTS ......................................................   39

IMPORTANT TERMS TO KNOW ...................................................   46

PRIVACY PRINCIPLES ........................................................   48

FOR MORE INFORMATION ..............................................   back cover


More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.


This Prospectus offers Institutional Class shares of the Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund, the Multi-Asset Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each a "Fund" and together, the "Funds") series of CNI Charter Funds. Only financial institutions and financial intermediaries may purchase Institutional Class shares for their own accounts or on behalf of their customers. The Funds offer other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

large cap growth fund

OUR GOAL

The Large Cap Growth Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth. The goal of the Large Cap Growth Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY


We purchase a diversified portfolio, at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Growth Index (over time the range varies, and was $0.7 billion to $511.9 billion as of December 31, 2007). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Growth Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/Citigroup Growth Index.


PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP GROWTH FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Large Cap Growth Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:


MARKET RISK - By investing in stocks, the Large Cap Growth Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company's common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer. The Large Cap Growth Fund is also subject to the risk that its principal market segment, large capitalization growth stocks, may underperform other equity market segments or the market as a whole.


FOREIGN SECURITIES - Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Large Cap Growth Fund for the indicated periods. Of course, the Large Cap Growth Fund's past performance (before and after taxes) does not necessarily indicate how the Large Cap Growth Fund will perform in the future.


                           CNI CHARTER FUNDS | PAGE 1

This bar chart shows the performance of the Large Cap Growth Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              2001    2002    2003    2004    2005    2006    2007
            -------------------------------------------------------
            (10.10)% (21.91)% 23.17%   5.89%   3.00%  8.70%   9.43%


               Best Quarter                       Worst Quarter
                 13.36%                             (14.64)%
               (Q4 2001)                           (Q2 2002)

This table shows the Large Cap Growth Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of companies similar to those held by the Fund.

                                                                    Since
                                                                  Inception
Large Cap Growth Fund                     One Year   Five Years   (1/14/00)
--------------------------------------------------------------------------------

Return Before Taxes                         9.43%       9.83%       (1.32)%

Return After Taxes on
   Distributions(1)                         9.23%       9.74%       (1.37)%

Return After Taxes on Distributions and
   Sale of Fund Shares(1)                   6.13%       8.53%       (1.14)%

S&P 500/Citigroup Growth Index(2)           9.13%      10.74%       (1.88)%(3)



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE LARGE CAP GROWTH FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Large Cap Growth Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Large Cap Growth Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                            0.65%
Other Expenses
      Shareholder Servicing Fee                                  0.25%
      Other Fund Expenses**                                      0.11%
Total Other Expenses                                                       0.36%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses***                                    1.01%


  * The "Management Fee" is an annual fee, payable monthly out of the Large Cap Growth Fund's net assets.

 **   "Other Fund Expenses" include 0.005% in Acquired Fund Fees and
      Expenses. "Acquired Fund Fees and Expenses" are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year ("Acquired Funds") and are therefore incurred indirectly by the Fund.
*** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE LARGE CAP GROWTH FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES) FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.05%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Large Cap Growth Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Large Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Growth Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                 3 Years                  5 Years                 10 Years
--------------------------------------------------------------------------------
 $103                    $322                     $558                   $1,236
--------------------------------------------------------------------------------



                           CNI CHARTER FUNDS | PAGE 2
large cap value fund

OUR GOALS

The Large Cap Value Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations which are undervalued. The goals of the Large Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY


We purchase a diversified portfolio, at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Value Index (over time the range varies, and was $0.7 billion to $374.6 billion as of December 31, 2007). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Value Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/Citigroup Value Index.


PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Large Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:


MARKET RISK - By investing in stocks, the Large Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-today and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company's common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer. The Large Cap Value Fund is also subject to the risk that its principal market segment, large capitalization value stocks, may underperform other equity market segments or the market as a whole.


FOREIGN SECURITIES - Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Large Cap Value Fund for the indicated periods. Of course, the Large Cap Value Fund's past performance (before and after taxes) does not necessarily indicate how the Large Cap Value Fund will perform in the future.


                           CNI CHARTER FUNDS | PAGE 3

This bar chart shows the performance of the Large Cap Value Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

               2001     2002     2003    2004   2005    2006   2007
             -------------------------------------------------------
             (11.78)% (20.07)%  32.90%  13.43%  7.91%  20.15%  2.08%

                          Best Quarter    Worst Quarter
                             18.81%          (19.54)%
                           (Q2 2003)        (Q3 2002)


This table shows the Large Cap Value Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of companies similar to those held by the Fund.

                                                                Since Inception
Large Cap Value Fund                    One Year   Five Years      (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes                       2.08%      14.81%          4.88%

Return After Taxes on
   Distributions(1)                       0.83%      13.87%          3.95%

Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)                      2.29%      12.80%          3.90%

S&P 500/Citigroup
   Value Index(2)                         1.99%      14.97%          6.11%(3)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE LARGE CAP VALUE FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Large Cap Value Fund.You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Large Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                            0.62%
Other Expenses
      Shareholder Servicing Fee                                  0.25%
      Other Fund Expenses                                        0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                                              0.97%

 * The "Management Fee" is an annual fee, payable monthly out of the Large Cap Value Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE LARGE CAP VALUE FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Large Cap Value Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year               3 Years                 5 Years                  10 Years
--------------------------------------------------------------------------------
  $99                   $309                    $536                    $1,190
--------------------------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 4
rcb small cap value fund

OUR GOAL

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the RCB Small Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the RCB Small Cap Value Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

      o     Return on capital trends;

      o     Cash flow and/or earnings growth;

      o     Free cash flow;

      o     Balance sheet integrity; and

      o     Intrinsic value analysis.

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the RCB Small Cap Value Fund's portfolio holdings include disappointment in management or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The RCB Small Cap Value Fund anticipates that it will have a low rate of portfolio turnover. This means that the RCB Small Cap Value Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

PRINCIPAL RISKS OF INVESTING IN THE RCB SMALL CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The RCB Small Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - By investing in stocks, the RCB Small Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the RCB Small Cap Value Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual


                           CNI CHARTER FUNDS | PAGE 5
companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company's common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer. The RCB Small Cap Value Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.


SMALLER CAPITALIZED COMPANIES - The RCB Small Cap Value Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the RCB Small Cap Value Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the RCB Small Cap Value Fund may hold a significant percentage of a company's outstanding shares, which means that the RCB Small Cap Value Fund may have to sell such investments at discounts from quoted prices.

FOCUS - The RCB Small Cap Value Fund holds a relatively small number of securities positions, each representing a relatively large portion of the RCB Small Cap Value Fund's capital. Losses incurred in such positions could have a material adverse effect on the RCB Small Cap Value Fund's overall financial condition. The RCB Small Cap Value Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the RCB Small Cap Value Fund and may be focused on different sectors or industries than the RCB Small Cap Value Fund.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the RCB Small Cap Value Fund for the indicated periods. Of course, the RCB Small Cap Value Fund's past performance (before and after taxes) does not necessarily indicate how the RCB Small Cap Value Fund will perform in the future.


Institutional Class shares of the RCB Small Cap Value Fund commenced operations on October 3, 2001. In the bar chart and the performance table, performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the RCB Small Cap Value Fund, which were initially issued in connection with the reorganization of the RCB Small Cap Fund (the "Predecessor Fund") on October 1, 2001. Performance results for the period before October 1, 2001 are for the Predecessor Fund, which commenced operations on September 30, 1998. Institutional Class shares' annual returns would have been slightly higher than those of the Class R shares because shares of each Class are invested in the same portfolio of securities, and differ only to the extent that the expenses of Institutional Class shares are lower because they do not include Class R shares' Rule 12b-1 fees and expenses. Class R shares of the RCB Small Cap Value Fund are not offered by this Prospectus.



                           CNI CHARTER FUNDS | PAGE 6

This bar chart shows the performance of the RCB Small Cap Value Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     1999    2000    2001     2002    2003    2004    2005    2006    2007
    -------------------------------------------------------------------------
    17.85%  12.87%  21.46%  (10.60)% 48.26%  19.69%  (1.37)% 13.74%  (11.61)%

                          Best Quarter   Worst Quarter
                             27.87%         (20.19)%
                           (Q2 2003)       (Q3 2002)


This table shows the average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of indices comprised of companies similar to those held by the Fund.

RCB Small Cap                                                   Since Inception
Value Fund                              One Year   Five Years      (9/30/98)
-------------------------------------------------------------------------------
Return Before Taxes                      (11.61)%    11.97%         13.55%

Return After Taxes
   on Distributions(1)                   (15.00)%    10.82%         12.66%

Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                              (5.33)%    10.21%         11.84%

Russell 2000 Index(2)                     (1.57)%    16.25%          9.76%

Russell 2000 Value
   Index(2)                               (9.78)%    15.80%         11.67%

Russell 2500 Value
   Index(2)                               (7.27)%    16.17%         11.99%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE RCB SMALL CAP VALUE FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the RCB Small Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the RCB Small Cap Value Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)

Management Fee*                                                            0.85%
Other Expenses
      Shareholder Servicing Fee                                  0.25%
      Other Fund Expenses                                        0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                     1.20%


 * The "Management Fee" is an annual fee, payable monthly out of the RCB Small Cap Value Fund's net assets.

** THE RCB SMALL CAP VALUE FUND'S SUB-ADVISER HAS CONTRACTUALLY AGREED TO LIMIT ITS FEES OR REIMBURSE THE RCB SMALL CAP VALUE FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.24%. Any fee reductions or reimbursements may be repaid to the RCB Small Cap Value Fund's sub-adviser within 3 years after they occur if such repayments can be achieved within the RCB Small Cap Value Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the RCB Small Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                3 Years                 5 Years                  10 Years
--------------------------------------------------------------------------------
$122                   $381                     $660                    $1,455
--------------------------------------------------------------------------------



                           CNI CHARTER FUNDS | PAGE 7
multi-asset fund


OUR GOAL


The Multi-Asset Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments. The goal of the Multi-Asset Fund can only be changed with shareholder approval.


PRINCIPAL STRATEGY

We invest in a diversified portfolio, including but not limited to direct investments in the following asset classes and investments in mutual funds and exchange-traded funds ("underlying funds") which invest in these asset classes:

o common and preferred equity securities of U.S. and foreign companies (including emerging market companies) of all industries, market capitalizations and investment characteristics,


o the following types of fixed income securities, which are not limited with respect to maturity (except that the average maturity of the Multi-Asset Fund's portfolio of direct investments in fixed income securities typically ranges from two to seven years):


      o securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises,

      o corporate debt securities of U.S. and foreign companies (including emerging market companies) of all ratings (including below-investment grade ratings), such as bonds, notes, convertible securities, mortgage backed and asset backed instruments, corporate commercial paper, debentures, convertible and preferred securities and zero coupon obligations,

      o inflation-indexed bonds issued both by U.S. and foreign governments and corporations,

      o money market investments, such as U.S. and foreign bank certificates of deposit, fixed time deposits and bankers' acceptances,

      o repurchase agreements on fixed income instruments issued by U.S. and foreign issuers,

      o debt securities issued by U.S. states or local governments or their subdivisions, agencies, authorities and other government-sponsored enterprises, and

      o obligations of foreign governments, including governments of emerging market countries, or their subdivisions, agencies and government-sponsored enterprises, and

      o options, futures contracts and swaps, which are types of derivatives, for the purpose of increasing returns or to hedge against price declines in any of the various securities or asset classes in which we may invest.


We invest in these securities and investments in proportions which reflect the judgment of the Investment Manager regarding the potential returns and risks of each asset class. The Investment Manager considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. We will purchase and sell portfolio securities based on a variety of valuation factors, including but not limited to expected return, expected risk, yield and price and earnings multiples, as well as analysis of various economic measures and statistics.

The Multi-Asset Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objectives by investing all or substantial portions of their assets in other mutual funds or other types of funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests solely in



                           CNI CHARTER FUNDS | PAGE 8
individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the Multi-Asset Fund's shareholders and may therefore increase the amount of taxes payable by shareholders. The underlying funds in which the Fund may invest include other funds in the CNI Charter Funds family ("affiliated" funds) as well as funds unaffiliated with CNI Charter Funds ("unaffiliated" funds).


INFORMATION ABOUT AFFILIATED UNDERLYING FUNDS


The Multi-Asset Fund intends to invest a portion of its assets in the Corporate Bond Fund, Government Bond Fund, and High Yield Bond Fund, each of which is managed by the Investment Manager. Detailed descriptions of each of these Funds' principal investment strategies and principal investment risks are included in this prospectus.

INFORMATION ABOUT UNAFFILIATED UNDERLYING FUNDS

The Multi-Asset Fund also intends to invest in unaffiliated exchange-traded funds ("ETFs") and mutual funds which invest in various types of securities. Detailed descriptions of each of these funds' principal investment strategies and principal investment risks may be found in the respective prospectus for each unaffiliated underlying fund.

PRINCIPAL RISKS OF INVESTING IN THE MULTI-ASSET FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Multi-Asset Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

ALLOCATION -- The Multi-Asset Fund's performance will be affected by the Investment Manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests. For example, the Fund's relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

UNDERLYING FUNDS -- Because the Multi-Asset Fund invests a significant portion of its assets in underlying funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment objective will depend in part upon the ability of the underlying funds to achieve their investment objectives. There can be no assurance that the investment objective of any underlying fund will be achieved.

EQUITY SECURITIES -- By investing directly or indirectly in common and preferred equity securities, the Multi-Asset Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any fund invested in equity securities, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry-wide and/or economic trends and developments. The rights of a company's common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer.



                           CNI CHARTER FUNDS | PAGE 9

FIXED INCOME SECURITIES -- By investing directly or indirectly in fixed income securities, the Multi-Asset Fund may expose you to declines in a holding's value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

U.S. GOVERNMENT-SPONSORED ENTITIES -- The Multi-Asset Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), Federal Home Loan Mortgage Corporation ("FHLMC"), Government National Mortgage Association ("GNMA"), and Federal Farm Credit Banks ("FFCB"), which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

HIGH YIELD ("JUNK") BONDS -- High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. There is no lower limit on the ratings of high-yield securities that may be purchased or held by the Multi-Asset Fund. In addition, the Fund may invest in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.


GOVERNMENT OBLIGATIONS -- U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Foreign government obligations are also subject to similar risks that the issuer of the obligations may be unable or unwilling to repay principal or interest when due.


FOREIGN SECURITIES -- The Multi-Asset Fund may invest directly or indirectly (through underlying funds) in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic



                           CNI CHARTER FUNDS | PAGE 10
developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.


EMERGING MARKET SECURITIES -- The Multi-Asset Fund's investments in foreign securities may include investments in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

DERIVATIVES -- A derivative security is a financial contract whose value is based on (or "derived from") a traditional security (such as a bond) or a market index. The Multi-Asset Fund's use of derivative instruments involves risks greater than the risks associated with investing directly in the securities in which it primarily invests. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, which is the risk that the value of the Fund's investment will fluctuate with movements in the stock market; interest rate risk, which is the risk that the value of bonds and other debt securities will fall when interest rates rise; credit risk, which is the risk that the issuers of bonds and other debt securities may not be able to make interest or principal payments; counterparty risk, which is the risk that the other party to an agreement will default; and liquidity risk, which is the risk that lack of trading volume may make it difficult to sell securities at quoted market prices. The use of a derivative is speculative if the Fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the Fund invests in derivatives for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund's use of derivatives may increase the taxes payable by shareholders.


FUND PERFORMANCE


Because the Multi-Asset Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

For composite historical performance of institutional private accounts managed by the Multi-Asset Fund's portfolio managers with investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund, see "Prior Performance of Multi-Asset Fund Portfolio Managers" on page 28. Of course, past performance of these accounts does not necessarily indicate how the Multi-Asset Fund will perform in the future.



                           CNI CHARTER FUNDS | PAGE 11

FEES AND EXPENSES OF THE MULTI-ASSET FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Multi-Asset Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Multi-Asset Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                            0.50%
Other Expenses
      Shareholder Servicing Fee                                  0.25%
      Other Fund Expenses (est.)                                 0.05%
Total Other Expenses (est.)                                                0.30%
Acquired Fund Fees and Expenses**                                          0.27%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses***                                    1.07%

  * The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.
 **   Acquired Fund Fees and Expenses are based on the Fund's Acquired
      Fund fees and expenses incurred during the period of October 1, 2007 (the Fund's inception) through December 31, 2007. "Acquired Fund Fees and Expenses" are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year ("Acquired Funds") and are therefore incurred indirectly by the Fund.

*** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE MULTI-ASSET FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES) FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.75%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the Multi-Asset Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Multi-Asset Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Asset Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years
--------------------------------------------------------------------------------
 $109             $340
--------------------------------------------------------------------------------



                           CNI CHARTER FUNDS | PAGE 12
corporate bond fund

OUR GOALS

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities. The goals of the Corporate Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio of fixed income securities, at least 80% of which consists of investment grade corporate notes, bonds and debentures that are nationally traded, including U.S. government and agency securities and corporate issues of domestic and international companies denominated in U.S. dollars. We may also purchase mortgage backed and asset backed instruments whose maturities and durations are consistent with an intermediate-term strategy. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. We will typically invest in corporate issues with a minimum credit rating from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, mortgage backed and asset backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of A1 or P1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the Corporate Bond Fund. The Corporate Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Corporate Bond Fund.

PRINCIPAL RISK OF INVESTING IN THE CORPORATE BOND FUND


As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Corporate Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the Corporate Bond Fund is subject to the risk that its market segment, fixed income securities, may underperform other fixed income market segments or the markets as a whole.


PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Corporate Bond Fund for the indicated periods. Of course, the Corporate Bond Fund's past performance (before and after taxes) does not necessarily indicate how the Corporate Bond Fund will perform in the future.


                           CNI CHARTER FUNDS | PAGE 13

This bar chart shows the performance of the Corporate Bond Fund's Institutional Class shares based on a calendar year.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              2001   2002   2003   2004   2005   2006   2007
              -----------------------------------------------
              8.49%  7.51%  5.29%  2.40%  1.29%  3.72%  5.55%


                   Best Quarter              Worst Quarter
                      4.49%                     (2.59)%
                    (Q3 2001)                  (Q2 2004)

This table shows the Corporate Bond Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                                 Since Inception
Corporate Bond Fund              One Year       Five Years          (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes                5.55%           3.64%              5.46%

Return After Taxes on
   Distributions(1)                3.93%           2.10%              3.59%

Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)               3.58%           2.22%              3.55%

Lehman Intermediate
   U.S. Corporate
   Index(2)                        5.10%           4.53%              6.52%(3)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE CORPORATE BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Corporate Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Corporate Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                            0.40%
Other Expenses
   Shareholder Servicing Fee                                     0.25%
   Other Fund Expenses                                           0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                     0.75%

 * The "Management Fee" is an annual fee, payable monthly out of the Corporate Bond Fund's net assets.


** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE CORPORATE BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.75%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Corporate Bond Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Corporate Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                  3 Years                 5 Years                 10 Years
--------------------------------------------------------------------------------
  $77                     $240                    $417                    $930
--------------------------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 14
government bond fund

OUR GOALS

The Government Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities. The goals of the Government Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. We may also purchase mortgage backed and asset backed instruments issued by the U.S. Government or government sponsored agencies whose maturity and duration are consistent with an intermediate-term strategy. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. The Government Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Government Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Government Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:


MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the Government Bond Fund is subject to the risk that its market segment, government fixed income securities, may underperform other fixed income market segments or the markets as a whole.



                           CNI CHARTER FUNDS | PAGE 15

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Government Bond Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Government Bond Fund for the indicated periods. Of course, the Government Bond Fund's past performance (before and after taxes) does not necessarily indicate how the Government Bond Fund will perform in the future.

This bar chart shows the performance of the Government Bond Fund's Institutional Class shares based on a calendar year.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              2001   2002   2003   2004   2005   2006   2007
              -----------------------------------------------
              7.58%  8.71%  1.22%  1.65%  1.50%  3.71%  5.93%


                   Best Quarter              Worst Quarter
                      4.74%                     (1.39)%
                    (Q3 2001)                  (Q2 2004)

This table shows the Government Bond Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                                 Since Inception
Government Bond Fund             One Year       Five Years          (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes                5.93%           2.79%              4.94%

Return After Taxes on
   Distributions(1)                4.27%           1.49%              3.35%

Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                       3.82%           1.64%              3.29%

Lehman Intermediate
   U.S. Government
   Bond Index(2)                   8.46%           3.69%              5.94%(3)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.


                           CNI CHARTER FUNDS | PAGE 16

FEES AND EXPENSES OF THE GOVERNMENT BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Government Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Government Bond Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                            0.43%
Other Expenses
   Shareholder Servicing Fee                                     0.25%
   Other Fund Expenses                                           0.09%
Total Other Expenses                                                       0.34%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                     0.77%


 * The "Management Fee" is an annual fee, payable monthly out of the Government Bond Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE GOVERNMENT BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.70%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Government Bond Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


1 Year                  3 Years                 5 Years                 10 Years
--------------------------------------------------------------------------------
  $79                     $246                    $428                    $954
--------------------------------------------------------------------------------



                           CNI CHARTER FUNDS | PAGE 17
california tax exempt bond fund

OUR GOALS

The California Tax Exempt Bond Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds. The goals of the California Tax Exempt Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a portfolio, at least 80% of which consists of investment grade, intermediate-term municipal bond obligations, including general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the municipal bond market. The California Tax Exempt Bond Fund may also invest in short-term tax exempt commercial paper, floating rate notes or the shares of money market mutual funds whose objectives are consistent with those of the California Tax Exempt Bond Fund. The California Tax Exempt Bond Fund invests at least 80% of its net assets in intermediate-term, high quality municipal bonds and notes, and at least 80% of its total assets in debt securities, the interest from which is expected to be exempt from federal and California state personal income taxes. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from three to eight years. We will typically invest in issues with a minimum credit rating from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB and short term notes with a rating from Moody's of MIG1 or VMIG1 or from Standard & Poor's of SP1 or A1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the California Tax Exempt Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA TAX EXEMPT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The California Tax Exempt Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:


MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the California Tax Exempt Bond Fund is subject to the risk that its market segment, municipal debt securities, may underperform other market segments or the markets as a whole.


GOVERNMENT RISK - State and local governments rely on taxes and, to some extent, revenues from


                           CNI CHARTER FUNDS | PAGE 18
private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the California Tax Exempt Bond Fund's holdings.

NON-DIVERSIFICATION - The California Tax Exempt Bond Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the California Tax Exempt Bond Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the California Tax Exempt Bond Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations. See the SAI for more detailed information regarding California developments.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the California Tax Exempt Bond Fund for the indicated periods. Of course, the California Tax Exempt Bond Fund's past performance (before and after taxes) does not necessarily indicate how the California Tax Exempt Bond Fund will perform in the future.

This bar chart shows the performance of the California Tax Exempt Bond Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                 2001   2002   2003   2004   2005   2006   2007
                 -----------------------------------------------
                 3.99%  8.37%  3.02%  2.21%  1.46%  3.35%  3.94%

                    Best Quarter               Worst Quarter
                       4.33%                       (1.85)%
                     (Q3 2002)                   (Q2 2004)


This table shows the California Tax Exempt Bond Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

California Tax                                                  Since Inception
Exempt Bond Fund                        One Year   Five Years      (1/14/00)
-------------------------------------------------------------------------------
Return Before Taxes                       3.94%       2.79%          4.27%

Return After Taxes on
   Distributions(1)                       3.94%       2.70%          4.11%

Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)                      3.65%       2.77%          4.07%

Lehman CA
   Intermediate -
   Short Municipal
   Index(2)                               4.81%       3.34%          4.67%(3)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.


                           CNI CHARTER FUNDS | PAGE 19

FEES AND EXPENSES OF THE CALIFORNIA TAX EXEMPT BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the California Tax Exempt Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the California Tax Exempt Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                            0.27%
Other Expenses
   Shareholder Servicing Fee                                     0.25%
   Other Fund Expenses                                           0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                     0.62%

 * The "Management Fee" is an annual fee, payable monthly out of the California Tax Exempt Bond Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE CALIFORNIA TAX EXEMPT BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.50%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the California Tax Exempt Bond Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Tax Exempt Bond Fund's expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                3 Years                 5 Years                  10 Years
--------------------------------------------------------------------------------
 $63                   $199                     $346                     $774
--------------------------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 20
high yield bond fund

OUR GOAL

The High Yield Bond Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., "junk bonds"). The goal of the High Yield Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of fixed income securities rated below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations. We may also invest in fixed income securities rated below investment grade that are issued by governments and agencies, both U.S. and foreign. We may also invest in equity securities. We seek to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, we purchase investments diversified across issuers, industries and sectors. The average maturity of the High Yield Bond Fund's investments will vary. There is no limit on the maturity or on the credit quality of any security.

PRINCIPAL RISKS OF INVESTING IN THE HIGH YIELD BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The High Yield Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:


MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities (such as those in which the High Yield Bond Fund primarily invests) more volatile than higher rated securities. The maturity and duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the High Yield Bond Fund is subject to the risk that its market segment, high yield fixed income securities, may underperform other market segments or the markets as a whole.


HIGH YIELD ("JUNK") BONDS - High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

FOREIGN SECURITIES - The High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory


                           CNI CHARTER FUNDS | PAGE 21
conditions in some countries. The High Yield Bond Fund may invest in foreign securities denominated in foreign currencies, whose value may decline against the U.S. dollar.

EQUITY SECURITIES - The value of the High Yield Bond Fund's equity investments will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the High Yield Bond Fund for the indicated periods. Of course, the High Yield Bond Fund's past performance (before and after taxes) does not necessarily indicate how the High Yield Bond Fund will perform in the future.

This bar chart shows the performance of the High Yield Bond Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              2001   2002    2003    2004    2005   2006   2007
              --------------------------------------------------
              9.40%  2.38%  19.65%  11.35%   1.30%  9.58%  3.01%


              Best Quarter                        Worst Quarter
                8.11%                                (3.17)%
              (Q4 2001)                             (Q2 2002)

This table shows the High Yield Bond Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                                 Since Inception
High Yield Bond Fund                     One Year   Five Years      (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes                       3.01%       8.78%           7.00%

Return After Taxes on
   Distributions(1)                       0.24%       5.84%           3.70%

Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                              1.95%       5.80%           3.92%

Citigroup High
   Yield Market
   Capped Index(2)                        2.59%      10.56%           6.88%(3)

Citigroup High Yield
   Market Index(2)                        2.01%      10.94%           6.61%(3)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The High Yield Bond Fund previously used the Citigroup High Yield Market Index as its broad based index. Commencing September 30, 2007, the Fund uses the Citigroup High Yield Market Capped Index (the "Capped Index") as its broad based index. The Capped Index commenced December 31, 2001 and uses the Citigroup High Yield Market Index as its foundation. In addition to using the design criteria of the Citigroup High Yield Market Index, the Capped Index limits the total debt of any single individual issuer to $5 billion par amount outstanding and delays the entry of "fallen angels," or issuers recently downgraded from investment grade to high yield, into the Index. The Fund's sub-adviser believes that such constraints make the Capped Index an appropriate benchmark for the Fund. The returns of the Capped Index are shown commencing September 30, 2002, which is the Fund's first fiscal year end after commencement of the Index, and are calculated using the returns of the Citigroup High Yield Market Index as of that date as a starting point. The returns shown for each index reflect no deduction for fees, expenses or taxes.
(3)   The index comparison shown began on January 31, 2000.



                           CNI CHARTER FUNDS | PAGE 22

FEES AND EXPENSES OF THE HIGH YIELD BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the High Yield Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the High Yield Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                            0.75%
Other Expenses
   Shareholder Servicing Fee                                     0.25%
   Other Fund Expenses                                           0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                     1.10%

 * The "Management Fee" is an annual fee, payable monthly out of the High Yield Bond Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE HIGH YIELD BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the High Yield Bond Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the High Yield Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                3 Years                 5 Years                  10 Years
--------------------------------------------------------------------------------
$112                    $350                    $606                    $1,340
--------------------------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 23
management of the funds

INVESTMENT MANAGER


City National Asset Management, Inc. ("CNAM" or the "Investment Manager") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s, with approximately $6.3 billion in assets under management as of December 31, 2007. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2007, CNB and its affiliates had approximately $59 billion in assets under administration, which includes $37.8 billion in assets under management.

CNAM received for its investment management services a fee at the annual rate of 0.65% of average daily net assets of the Large Cap Growth Fund, 0.62% of average daily net assets of the Large Cap Value Fund, 0.85% of average daily net assets of the RCB Small Cap Value Fund, 0.40% of average daily net assets of the Corporate Bond Fund, 0.36% of average daily net assets of the Government Bond Fund, 0.16% of average daily net assets of the California Tax Exempt Bond Fund and 0.66% of average daily net assets of the High Yield Bond Fund for the fiscal year ended September 30, 2007. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis of the Board of Trustees' approval of the Funds' investment advisory agreement with CNAM is available in the Funds' Annual Report for the most recent fiscal period ended September 30.


PORTFOLIO MANAGERS


Richard A. Weiss and Brian L. Garbe serve as portfolio managers for the Large Cap Value Fund and Large Cap Growth Fund. Barbara Bruser and William C. Miller serve as portfolio managers for the Multi-Asset Fund. Rodney J. Olea and William
C. Miller serve as portfolio managers for the Corporate Bond Fund. Rodney J. Olea and Paul C. Single serve as portfolio managers for the Government Bond Fund. Rodney J. Olea and Alan Remedios serve as portfolio managers for the California Tax Exempt Bond Fund.


RICHARD A. WEISS is President and Chief Investment Officer of CNAM. Mr. Weiss has nearly two decades of investment management experience and has designed and implemented quantitatively disciplined equity, fixed income, and international investment strategies. Prior to joining the Funds' predecessor investment manager, CNB, in 1999, Mr. Weiss was Executive Vice President and Chief Investment Officer at Sanwa Bank California. Mr. Weiss holds a Master's in Business Administration ("MBA"), with an emphasis in Finance and Econometrics from the University of Chicago, and an undergraduate degree in Finance from The Wharton School at the University of Pennsylvania.

BRIAN L. GARBE is Senior Vice President and Director of Research of CNAM. Mr. Garbe has over 15 years of experience in the investment field and currently oversees the creation, analysis and production of asset allocation, sector rotation and stock selection


                           CNI CHARTER FUNDS | PAGE 24
strategies for CNAM. Prior to joining CNB in 1999, Mr. Garbe was Vice President and Director of Research at Sanwa Bank California. Mr. Garbe holds an MBA from the Anderson Graduate School of Management at University of California, Los Angeles ("UCLA") and an undergraduate degree in Applied Mathematics from UCLA.


BARBARA BRUSER is Senior Vice President and Director of Equities of CNAM, where she oversees equity investment policy, portfolio construction and stock selection. Ms. Bruser has been with CNB and CNAM since 2002 and has over 30 years of experience in the investment and financial industries. From 1998 to 2002, Ms. Bruser was Senior Vice President of Alternative Investment Strategies for Bank of America, and from 1993 to 1998 was Senior Vice President and Director of the Strategic Wealth Group for Wells Fargo/First Interstate Bank. Ms. Bruser has also previously served as President and Director of Investor Relations at Security Pacific Corporation, and General Partner at RCM Capital Management. Ms. Bruser, a Chartered Financial Analyst, received a Bachelor of Arts degree in History and Comparative Literature from the University of California, Santa Barbara, and a Master's degree in Library Science from the University of Western Ontario.

WILLIAM C. MILLER, JR. is Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Miller has over 10 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was Investment Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a Chartered Financial Analyst, holds a Bachelor's degree with a concentration in Finance from California State University, Fullerton.


RODNEY J. OLEA is Senior Vice President and Director of Fixed Income of CNAM. Mr. Olea has over 20 years of portfolio management experience and currently oversees the creation, analysis, and management of taxable and tax-free fixed income portfolios and bond selection strategies for CNAM. Mr. Olea has been with CNB since 1994. Mr. Olea has a degree in Economics from UCLA.


PAUL C. SINGLE is Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Single has over 23 years of institutional investment management experience and specializes in investment grade taxable fixed income securities. Prior to joining CNB in 2003, Mr. Single was Principal and Portfolio Manager of Wells Capital Management.


ALAN REMEDIOS is Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Remedios has over 16 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities for CNAM. Prior to joining CNB in 1999, Mr. Remedios was Vice President and Portfolio Manager at U.S. Trust Company. Mr. Remedios, a Chartered Financial Analyst, holds a degree in Finance from California State Polytechnic University.

SUB-ADVISORS


REED CONNER & BIRDWELL LLC ("RCB"), a wholly owned subsidiary of City National Corporation, currently serves as the RCB Small Cap Value Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. RCB's address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. As of December 31, 2007, RCB managed assets of approximately $3.2 billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over 45 years.



                           CNI CHARTER FUNDS | PAGE 25

Jeffrey Bronchick, Principal, Chief Investment Officer and Portfolio Manager/Analyst, and Thomas D. Kerr, Principal and Portfolio Manager/Analyst, are principally responsible for the management of the RCB Small Cap Value Fund. They have been associated with RCB or its predecessor since 1989 and 1994, respectively.

A discussion regarding the basis of the Board of Trustees' approval of CNAM's sub-advisory agreement with RCB is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


HALBIS CAPITAL MANAGEMENT (USA), INC. ("Halbis Capital USA") currently serves as the High Yield Bond Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. Halbis Capital USA's principal offices are located at 452 Fifth Avenue, New York, NY 10018. It was formed in June, 2005, and is a wholly-owned subsidiary of Halbis Capital Management (UK), Ltd., which in turn is ultimately a part of HSBC Group, plc, one of the world's largest banking and financial services organizations.


Halbis Capital USA provides investment advisory services relating to U.S. fixed income, high yield fixed income, emerging markets fixed income and alternative investment products. Halbis Capital USA is one of a number of HSBC Group subsidiaries (collectively referred to as "HSBC Group Investment Businesses") engaged in investment advisory and fund management activities in many countries throughout the world. As of November 30, 2007, HSBC Group Investment Businesses managed assets of approximately $391 billion worldwide, and Halbis Capital USA managed assets of approximately $9.2 billion.


The High Yield Bond Fund is managed by Richard J. Lindquist, CFA, a Managing Director and the head of the high yield management team at Halbis Capital USA. The high yield management team, including Mr. Lindquist, joined HSBC Investments May 1, 2005. Mr. Lindquist was previously a Managing Director and the head of the high yield management team at Credit Suisse Asset Management, LLC ("CSAM"). He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago Graduate School of Business.


A discussion regarding the basis of the Board of Trustees' approval of CNAM's sub-advisory agreement with Halbis Capital USA is available in the Funds' Annual Report for the most recent fiscal year ended September 30.

OTHER SUB-ADVISORS. Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to replace any of the current sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order permits CNAM, subject to certain conditions required by the SEC, to replace any sub-advisor, other than RCB, with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and be provided with information regarding the new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.



                           CNI CHARTER FUNDS | PAGE 26

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

SHAREHOLDER SERVICING FEES


The Funds are subject to a shareholder service agreement that allows the Funds to pay fees to CNB and its affiliates for services provided to Institutional Class shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment. Shareholder servicing fees under that agreement, as a percentage of average daily net assets, are 0.25% for Institutional Class shares of the Funds.



                           CNI CHARTER FUNDS | PAGE 27
prior performance of multi-asset fund portfolio managers

The following table sets forth composite performance data relating to the historical performance of all institutional private accounts ("Institutional Accounts") managed by the Multi-Asset Fund's portfolio managers on behalf of CNB (CNAM's parent company, by which all CNAM employees are dually employed) since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund. The data is provided to illustrate the past performance of the Multi-Asset Fund's portfolio managers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Multi-Asset Fund. Investors should not consider this performance data as an indication of future performance of the Multi-Asset Fund or of the Investment Manager.

The composite performance data shown below were calculated in accordance with the Global Investment Performance Standards ("GIPS")*, retroactively applied to all time periods, and are shown net of the Multi-Asset Fund's annual fund operating expenses of 1.07% of average daily net assets. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by CNB's institutional private accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary institutional private accounts managed by CNB that have investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Multi-Asset Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Multi-Asset Fund by the Investment Company Act of 1940 (the "Investment Company Act") or Subchapter M of the Internal Revenue Code of 1986 (the "Internal Revenue Code"). Consequently, the performance results for the composite could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the Institutional Accounts presented below reflect the application of the Multi-Asset Fund's annual fund operating expenses to the audited returns for 2004 and 2005, and preliminary unaudited returns for 2006 and 2007. These results are not intended to predict or suggest the returns that might be experienced by the Multi-Asset Fund or an individual investor investing in the Multi-Asset Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.


* GIPS is a set of standards promulgated by the CFA Institute, a global nonprofit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.


                           CNI CHARTER FUNDS | PAGE 28

HISTORICAL RETURNS
--------------------------------------------------------------------------------

Year Ending   Institutional     Lehman Brothers    Blended        CPI + 500
December 31      Accounts     U.S. TIPS Index(1)   Index(2)    Basis Points(3)
--------------------------------------------------------------------------------
    2004          12.47%             8.5%             7.8%           8.3%
--------------------------------------------------------------------------------
    2005           5.90%             2.8%             3.6%           8.4%
--------------------------------------------------------------------------------
    2006          11.57%             0.4%            11.0%           7.5%
--------------------------------------------------------------------------------
    2007           7.03%            11.6%             8.1%           9.1%
--------------------------------------------------------------------------------

TOTAL RETURN (ANNUALIZED)
--------------------------------------------------------------------------------

                Institutional    Lehman Brothers    Blended     CPI + 500
                   Accounts    U.S. TIPS Index(1)  Index(2)  Basis Points(3)
--------------------------------------------------------------------------------
One Year(4)          7.03%           11.6%            8.1%         9.1%
--------------------------------------------------------------------------------
Two Years(4)         9.28%            5.9%            7.3%         8.3%
--------------------------------------------------------------------------------
Three Years(4)       8.14%            4.8%            7.4%         8.3%
--------------------------------------------------------------------------------
Four Years(4)        9.21%            5.7%            7.3%         8.3%
--------------------------------------------------------------------------------
(1) Lehman Brothers U.S. TIPS Index - The Lehman Brothers U.S. TIPS Index is an unmanaged market index composed of U.S. Treasury inflation linked index securities.

(2) Blended Index - The Blended Index is a customized index composed of 60% in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Government/Credit Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds.

(3) CPI + 500 Basis Points - The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI"). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time.

(4)   For periods ending December 31, 2007.


                           CNI CHARTER FUNDS | PAGE 29
non-principal investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are material but not principal strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled "The Funds."

FOREIGN SECURITIES - The Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund and the High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

DEFENSIVE INVESTMENTS - The strategies described in this prospectus are those the Funds use under normal circumstances. Each Fund's portfolio managers may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested. The Multi-Asset Fund's underlying funds may have similar policies.

PORTFOLIO TURNOVER - Each Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long a Fund has owned that security. The Multi-Asset Fund's underlying funds may have similar policies. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.


SECTOR CONCENTRATION - From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund's assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.


REAL ESTATE - RELATED INVESTMENTS -- Because the Multi-Asset Fund may invest a portion of its assets directly or indirectly in securities of companies principally engaged in the real estate industry and other real estate related investments, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological



                           CNI CHARTER FUNDS | PAGE 30
developments. Investments in real estate companies may also subject the Fund to the risks associated with the direct ownership of real estate. Real estate companies are subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry.

COMMODITIES -- The Multi-Asset Fund may invest a portion of its assets in exchange-traded notes or exchange-traded funds that are linked to commodities or commodities indexes. The Fund's direct or indirect exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or risks affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

FOREIGN CURRENCIES -- The Multi-Asset Fund's direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar, and the underlying funds may do so as well. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of Investment Manager (or the adviser to the underlying fund) to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

INFLATION-INDEXED BONDS -- The Multi-Asset Fund may invest in inflation-indexed bonds. Inflation-indexed bonds may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-indexed bonds are adjusted for inflation, the values of these bonds are not materially affected by inflation expectations. Therefore, the values of inflation-indexed bonds are anticipated to change in response to changes in "real" interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

REPURCHASE AGREEMENTS -- The Multi-Asset Fund may invest in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund's custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. The Fund may also invest in repurchase agreements collateralized by securities issued by foreign issuers, which are also subject to the "Foreign Securities" risks described above.



                           CNI CHARTER FUNDS | PAGE 31

HEDGE FUNDS -- The Multi-Asset Fund may invest in private investment funds ("Hedge Funds") managed by various investment managers ("Managers") that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the Investment Company
Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund's withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.



                           CNI CHARTER FUNDS | PAGE 32
how to buy, sell and exchange shares


Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares.


Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.


How and when we calculate each Fund's net asset value per share ("NAV") determines the price at which you will buy or sell shares. We calculate the NAV of each Fund as of the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each of the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each a "Bond Fund") reserves the right to close at or prior to the BMA recommended closing time. If a Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Bond Fund's closing time and credit will be given on the next business day.

If your Authorized Institution receives your purchase, redemption or exchange order from you on a business day before the close of trading on the NYSE, we will price your order at that day's NAV. If your Authorized Institution receives your order on a business day after the close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before close of trading on the NYSE.


HOW TO BUY SHARES


To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.


FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


                           CNI CHARTER FUNDS | PAGE 33

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.


In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill the Authorized Institution's legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.


Upon receipt of your application in proper form (including receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.


However, the Funds reserve the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash (a "redemption in kind"). It is highly unlikely that your shares would


                           CNI CHARTER FUNDS | PAGE 34
ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES


You may exchange Institutional Class shares of a Fund for Institutional Class shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution.


SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Funds (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Funds' market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.


Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds' policies and procedures if suspicious activity is detected. In addition, the Funds' distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders



                           CNI CHARTER FUNDS | PAGE 35
who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

HOW WE CALCULATE NAV

NAV for one share of a class of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of each Fund's investments on their market values, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable, fair value prices may be determined by the Funds' Fair Value Committee in good faith using methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV, the Fair Value Committee will determine the security's fair value. In determining the fair value of a security, the Fair Value Committee will consider CNAM's (or the relevant sub-advisor's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. More details about how we calculate the NAV for each Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                           CNI CHARTER FUNDS | PAGE 36
dividends and taxes

DIVIDENDS


For the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund, we will declare investment income daily and distribute it monthly as a dividend to shareholders. For the Large Cap Growth Fund, the Large Cap Value Fund and the Multi-Asset Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. For the RCB Small Cap Value Fund, we will declare and distribute investment income, if any, annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.


We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. The Multi-Asset Fund's use of a "fund of funds" structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.


Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.


                           CNI CHARTER FUNDS | PAGE 37

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.


The California Tax Exempt Bond Fund intends to continue paying what the Internal Revenue Code calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal bonds. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income tax, to the extent that that Fund derives its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the Code.


More information about taxes is contained in the SAI.


                           CNI CHARTER FUNDS | PAGE 38
financial highlights


The following financial highlights tables are intended to help you understand the Funds' financial performance. For each of the Funds, information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2007 Annual Report (available upon request; see the back cover of this Prospectus).


Information presented in the financial highlights tables is for an Institutional Class share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on an Institutional Class investment in each Fund (assuming reinvestment of all dividends and distributions).


                                                                         LARGE CAP GROWTH FUND

                                        Year ended         Year ended         Year ended         Year ended         Year ended
                                     Sept. 30, 2007(1)  Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003(1)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                 $    7.75          $    7.43          $    6.76         $    6.37          $    5.25
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                0.05               0.02               0.04              0.01               0.01
Net Realized and Unrealized
   Gains (Losses) on Securities             1.10               0.32               0.67              0.38               1.12
--------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       1.15               0.34               0.71              0.39               1.13
--------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.04)             (0.02)             (0.04)            (0.00)(2)          (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends                            (0.04)             (0.02)             (0.04)            (0.00)(2)          (0.01)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $    8.86          $    7.75          $    7.43         $    6.76          $    6.37
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              14.91%              4.59%             10.55%             6.20%             21.51%
Net Assets End of Period (000s)        $  45,784          $  35,842          $  34,164         $  25,575          $  22,249
Ratio of Expenses to
   Average Net Assets(3)                    0.99%              0.99%              0.98%             1.01%              1.05%
Ratio of Net Investment Income
   (Loss) to Average Net Assets             0.52%              0.27%              0.57%             0.10%              0.16%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)                       1.00%              1.00%              1.00%             1.01%              1.03%
Portfolio Turnover Rate                       30%                34%                27%               50%                43%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Amount represents less than $0.01 per share.
(3) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 39

                                                                         LARGE CAP VALUE FUND

                                       Year ended         Year ended         Year ended         Year ended        Year ended
                                    Sept. 30, 2007(1)  Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                $     10.36        $      9.54        $      8.77        $      7.41        $      6.04
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                        0.19               0.13               0.10               0.08               0.07
Net Realized and Unrealized
   Gains (Losses) on Securities              1.38               1.21               1.13               1.36               1.37
--------------------------------------------------------------------------------------------------------------------------------
Total from Operations                        1.57               1.34               1.23               1.44               1.44
--------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                    (0.19)             (0.13)             (0.10)             (0.08)             (0.07)
Distributions from
   Realized Capital Gains                   (0.53)             (0.39)             (0.36)                --                 --
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions             (0.72)             (0.52)             (0.46)             (0.08)             (0.07)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD         $     11.21        $     10.36        $      9.54        $      8.77        $      7.41
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               15.60%             14.50%             14.39%             19.40%             24.03%
Net Assets End of Period (000s)       $   110,024        $    92,946        $    42,974        $    38,344        $    33,016
Ratio of Expenses to
   Average Net Assets(2)                     0.96%              0.96%              0.96%              0.97%              1.00%
Ratio of Net Investment Income
   to Average Net Assets                     1.73%              1.36%              1.12%              0.92%              1.12%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)                        0.97%              0.97%              0.97%              0.97%              1.00%
Portfolio Turnover Rate                        24%                31%                34%                36%                39%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 40

                                                                  RCB SMALL CAP VALUE FUND

                                      Year ended         Year ended         Year ended         Year ended        Period ended
                                   Sept. 30, 2007(1)  Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                 $   28.25         $   28.58          $    27.30         $    21.92         $    15.06
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                0.02              0.06                0.07               0.06              (0.04)
Net Realized and Unrealized
   Gains (Losses) on Securities             3.00              0.05                2.58               5.40               6.90
-------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       3.02              0.11                2.65               5.46               6.86
-------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.01)            (0.07)                 --                 --                 --
Distributions from
   Realized Capital Gains                  (0.47)            (0.37)              (1.37)             (0.08)                --
-------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.48)            (0.44)              (1.37)             (0.08)                --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD          $   30.79         $   28.25          $    28.58         $    27.30         $    21.92
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              10.65%             0.40%               9.87%             24.97%             45.55%
Net Assets End of Period (000s)        $   9,062         $  13,435          $   13,975         $    8,955         $    6,236
Ratio of Expenses to
   Average Net Assets(2) (3)                1.19%             1.20%               1.18%              1.21%              1.24%
Ratio of Net Investment Income
   (Loss) to Average Net Assets(2)          0.08%             0.20%               0.26%              0.23%             (0.20%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)(2)                    1.20%             1.21%               1.20%              1.20%              1.24%
Portfolio Turnover Rate                       57%               66%                 41%                40%                65%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.

(2)   Annualized for periods less than one year.
(3) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.



                           CNI CHARTER FUNDS | PAGE 41

                                                                       CORPORATE BOND FUND

                                      Year ended         Year ended         Year ended         Year ended         Year ended
                                   Sept. 30, 2007(1)  Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                 $   10.17         $   10.27          $    10.60         $    10.89        $    10.65
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.45              0.42                0.40               0.41              0.46
Net Realized and Unrealized
   Gains (Losses) on Securities               --             (0.10)              (0.27)             (0.18)             0.24
-------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.45              0.32                0.13               0.23              0.70
-------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.44)            (0.42)              (0.40)             (0.41)            (0.46)
Distributions from
   Realized Capital Gains                     --                --               (0.06)             (0.11)               --
-------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.44)            (0.42)              (0.46)             (0.52)            (0.46)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $   10.18         $   10.17          $    10.27         $    10.60        $    10.89
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               4.57%             3.19%               1.26%              2.15%             6.74%
Net Assets End of Period (000s)        $  62,210         $  55,290          $   51,193         $   47,080        $   42,256
Ratio of Expenses to
   Average Net Assets(2)                    0.74%             0.75%               0.75%              0.75%             0.75%
Ratio of Net Investment Income
   to Average Net Assets                    4.39%             4.14%               3.80%              3.82%             4.30%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)           0.75%             0.75%               0.76%              0.79%             0.78%
Portfolio Turnover Rate                       30%               25%                 25%                57%               66%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 42

                                                                           GOVERNMENT BOND FUND

                                        Year ended         Year ended         Year ended         Year ended        Year ended
                                    Sept. 30, 2007(1)  Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                  $   10.28         $    10.40         $    10.62          $    10.93       $     11.02
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                        0.46               0.41               0.31                0.25              0.36
Net Realized and Unrealized
   Gains (Losses) on Securities              0.05              (0.12)             (0.16)              (0.17)            (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Total from Operations                        0.51               0.29               0.15                0.08              0.29
---------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                    (0.46)             (0.41)             (0.31)              (0.25)            (0.37)
Distributions from
   Realized Capital Gains                      --                 --              (0.06)              (0.14)            (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions             (0.46)             (0.41)             (0.37)              (0.39)            (0.38)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                        $   10.33         $    10.28         $    10.40          $    10.62       $     10.93
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                5.04%              2.89%              1.42%               0.81%             2.68%
Net Assets End of Period (000s)         $  52,606         $   35,671         $   28,132          $   20,901       $    15,596
Ratio of Expenses to
   Average Net Assets                        0.70%              0.70%              0.70%               0.70%             0.70%
Ratio of Net Investment Income
   to Average Net Assets                     4.50%              4.04%              2.98%               2.39%             3.26%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)            0.77%              0.78%              0.79%               0.81%             0.81%
Portfolio Turnover Rate                        83%                62%                58%                169%               54%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.



                           CNI CHARTER FUNDS | PAGE 43

                                                                       CALIFORNIA TAX EXEMPT BOND FUND

                                          Year ended         Year ended         Year ended         Year ended       Year ended
                                      Sept. 30, 2007(1)  Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                    $   10.25         $    10.26         $    10.41          $    10.60       $     10.83
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                          0.31               0.29               0.28                0.27              0.31
Net Realized and Unrealized
   Gains (Losses) on Securities               (0.01)              0.03              (0.11)              (0.06)            (0.04)
--------------------------------------------------------------------------------------------------------------------------------
Total from Operations                          0.30               0.32               0.17                0.21              0.27
--------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                      (0.31)             (0.29)             (0.28)              (0.27)            (0.31)
Distributions from
   Realized Capital Gains                        --              (0.04)             (0.04)              (0.13)            (0.19)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions               (0.31)             (0.33)             (0.32)              (0.40)            (0.50)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                          $   10.24         $    10.25         $    10.26          $    10.41       $     10.60
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                  2.98%              3.18%              1.65%               2.00%             2.63%
Net Assets End of Period (000s)           $  33,802         $   26,074         $   22,768          $   17,789       $    14,546
Ratio of Expenses to
   Average Net Assets(2)                       0.50%              0.50%              0.50%               0.50%             0.50%
Ratio of Net Investment Income
   to Average Net Assets                       3.04%              2.85%              2.70%               2.55%             2.91%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)              0.62%              0.62%              0.63%               0.65%             0.65%
Portfolio Turnover Rate                          43%                43%                54%                 51%               68%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 44

                                                                         HIGH YIELD BOND FUND

                                          Year ended         Year ended         Year ended         Year ended       Year ended
                                      Sept. 30, 2007(1)   Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                    $    8.96         $     9.04         $     9.31          $     8.95       $      8.16
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                          0.70               0.68               0.71                0.72              0.76
Net Realized and Unrealized
   Gains (Losses) on Securities               (0.06)             (0.08)             (0.27)               0.36              0.79
--------------------------------------------------------------------------------------------------------------------------------
Total from Operations                          0.64               0.60               0.44                1.08              1.55
--------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                      (0.69)             (0.68)             (0.71)              (0.72)            (0.76)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends                               (0.69)             (0.68)             (0.71)              (0.72)            (0.76)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                          $    8.91         $     8.96         $     9.04          $     9.31       $      8.95
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                  7.27%              6.90%              4.85%              12.47%            19.75%
Net Assets End of Period (000s)           $  17,137         $   20,887         $   22,588          $   22,860       $    13,387
Ratio of Expenses to
   Average Net Assets(2)                       1.00%              1.00%              1.00%               1.00%             1.00%
Ratio of Net Investment Income
   to Average Net Assets                       7.73%              7.58%              7.71%               7.87%             8.84%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)              1.10%              1.10%              1.11%               1.14%             1.13%
Portfolio Turnover Rate                          26%                23%                46%                 35%               36%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 45
important terms to know

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

DURATION -- the sensitivity of a debt security to changes in interest rates. It takes into account both interest payments and payment at maturity.

S&P 500/CITIGROUP GROWTH INDEX -- measures the performance of all of the stocks in the Standard & Poor's 500 that are classified as growth stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

S&P 500/CITIGROUP VALUE INDEX -- measures the performance of all of the stocks in the Standard & Poor's 500 that are classified as value stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

RUSSELL 2000 INDEX -- measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL 2000 VALUE INDEX -- measures the performance of those Russell 2000 companies that have low price-to-book ratios and low forecasted growth values. The Index is reconstituted annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

RUSSELL 2500 VALUE INDEX -- measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have low price-to-book ratios and low forecasted growth values. The Index is rebalanced annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2500 market capitalization is in the Value Index.


LEHMAN INTERMEDIATE U.S. CORPORATE INDEX -- comprised of nonconvertible fixed income securities issued by corporations which have a fixed rate coupon, have between 1 and 10 years to maturity, at least $250 million par outstanding, an investment grade rating from Moody's Investors Service, Standard & Poor's Ratings or Fitch Ratings (Baa3/BBB-/BBB- or better), and are publicly registered. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN INTERMEDIATE U.S. GOVERNMENT BOND INDEX -- comprised of nonconvertible securities issued by the U.S. Government and U.S. Government agencies which have a fixed rate coupon, between 1 and 10 years to maturity, and at least $250 million par outstanding. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN CA INTERMEDIATE-SHORT MUNICIPAL INDEX -- comprised of California state-specific municipal issues which have a fixed rate coupon, have between 1 and 10 years to maturity, an investment grade rating from Moody's Investors Service or Standard & Poor's Ratings (Baa3/BBB- or better), and are publicly registered. The individual issues must also have at least $7 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.



                           CNI CHARTER FUNDS | PAGE 46

CITIGROUP HIGH YIELD MARKET INDEX -- comprised of cash-pay, deferred-interest securities and Rule 144A bonds with a minimum maturity of at least one year, a minimum amount outstanding of $100 million, and a speculative-grade rating by both Moody's Investor Services and Standard & Poor's Ratings. The issuers are domiciled in either the United States or Canada.

CITIGROUP HIGH YIELD MARKET CAPPED INDEX -- uses the same basic composition of the Citigroup High Yield Market Index, but caps the total debt of each individual issuer at $5 billion par outstanding and delays the entry of "fallen angels," or issuers recently downgraded from investment grade to high yield, into the Index.

LEHMAN BROTHERS U.S. TIPS INDEX -- The Lehman Brothers U.S. TIPS Index is an unmanaged market index composed of U.S. Treasury inflation linked index securities.

BLENDED INDEX -- The Blended Index is a customized index composed of 60% in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Government/Credit Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds.

CPI + 500 BASIS POINTS -- The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI"). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time.



                           CNI CHARTER FUNDS | PAGE 47
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 48

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds' website at www.cnicharterfunds.com or contact:

                        SEI Investments Distribution Co.
                        One Freedom Valley Drive
                        Oaks, Pennsylvania 19456
                        1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-004-0700

                        CNI CHARTER FUNDS [LOGO](SM)(R)

                           [GRAPHIC OMITTED]

                                               PROSPECTUS DATED JANUARY 31, 2008

Class N



--------------------------------------------------------------------------------

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

RCB Small Cap Value Fund

Multi-Asset Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund

CNI CHARTER FUNDS [LOGO](SM)(R)


PROSPECTUS DATED JANUARY 31, 2008

Class N

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

RCB Small Cap Value Fund

Multi-Asset Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund



INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.
MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents


THE FUNDS

   Large Cap Growth Equity Fund
      (the "Large Cap Growth Fund") .......................................    2

   Large Cap Value Equity Fund
      (the "Large Cap Value Fund") ........................................    4

   RCB Small Cap Value Fund ...............................................    6

   Multi-Asset Fund .......................................................    9

   Corporate Bond Fund ....................................................   14

   Government Bond Fund ...................................................   16

   California Tax Exempt Bond Fund ........................................   19

   High Yield Bond Fund ...................................................   22

MANAGEMENT OF THE FUNDS ...................................................   25

PRIOR PERFORMANCE OF MULTI-ASSET FUND PORTFOLIO MANAGERS ..................   29

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS .....................   31

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   34

DIVIDENDS .................................................................   37

TAXES .....................................................................   38

FINANCIAL HIGHLIGHTS ......................................................   39

IMPORTANT TERMS TO KNOW ...................................................   46

PRIVACY PRINCIPLES ........................................................   48

FOR MORE INFORMATION ...............................................  back cover


More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.


This Prospectus offers Class N shares of the Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund, the Multi-Asset Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each a "Fund" and together, the "Funds") series of CNI Charter Funds. Class N shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs. The Funds offer other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

large cap growth fund

OUR GOAL

The Large Cap Growth Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth. The goal of the Large Cap Growth Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY


We purchase a diversified portfolio at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Growth Index (over time the range varies, and was $0.7 billion to $511.9 billion as of December 31, 2007). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Growth Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/Citigroup Growth Index.


PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP GROWTH FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Large Cap Growth Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:


MARKET RISK - By investing in stocks, the Large Cap Growth Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company's common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer. The Large Cap Growth Fund is also subject to the risk that its principal market segment, large capitalization growth stocks, may underperform other equity market segments or the market as a whole.


FOREIGN SECURITIES - Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Large Cap Growth Fund for the indicated periods. Of course, the Large Cap Growth Fund's past performance (before and after taxes) does not necessarily indicate how the Large Cap Growth Fund will perform in the future.



                           CNI CHARTER FUNDS | PAGE 2

This bar chart shows the performance of the Large Cap Growth Fund's Class N shares based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 2001     2002     2003   2004   2005   2006   2007
------------------------------------------------------
(10.25)% (22.28)% 22.96%  5.74%  2.81%  8.41%  9.01%


                      Best Quarter            Worst Quarter
                         13.43%                  (14.85)%
                        (Q4 2001)               (Q2 2002)

This table shows the Large Cap Growth Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of companies similar to those held by the Fund.

                                                       Since
Large Cap Growth Fund        One Year   Five Years   Inception
---------------------------------------------------------------
Return Before Taxes           9.01%        9.58%     (1.57)%(3)
Return After Taxes on
   Distributions(1)           8.90%        9.54%     (1.59)%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares(1)     5.85%        8.32%     (1.33)%(3)
S&P 500/Citigroup
   Growth Index(2)            9.13%       10.74%     (1.88)%(4)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

(3) Since January 14, 2000. Class N shares commenced operations on March 28, 2000. Prior to March 28, 2000, performance for Class N shares is based on the performance of the Institutional Class shares of the Large Cap Growth Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class N shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(4)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE LARGE CAP GROWTH FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Large Cap Growth Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Large Cap Growth Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                        0.65%
Distribution (12b-1) Fees                              0.25%
Other Expenses
   Shareholder Servicing Fee                   0.25%
   Other Fund Expenses**                       0.11%
Total Other Expenses                                   0.36%
------------------------------------------------------------
Total Annual Fund Operating
   Expenses***                                         1.26%


  * The "Management Fee" is an annual fee, payable monthly out of the Large Cap Growth Fund's net assets.

 ** "Other Fund Expenses" include 0.005% in Acquired Fund Fees and Expenses. "Acquired Fund Fees and Expenses" are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year ("Acquired Funds") and are therefore incurred indirectly by the Fund.
*** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE LARGE CAP GROWTH FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES) FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.30%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Large Cap Growth Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the Large Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Growth Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year        3 Years        5 Years       10 Years
---------------------------------------------------
 $128           $400           $692         $1,523
---------------------------------------------------



                           CNI CHARTER FUNDS | PAGE 3
large cap value fund

OUR GOALS

The Large Cap Value Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations which are undervalued. The goals of the Large Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY


We purchase a diversified portfolio, at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Value Index (over time the range varies, and was $0.7 billion to $374.6 billion as of December 31, 2007). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Large Cap Value Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/Citigroup Value Index.


PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Large Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:


MARKET RISK - By investing in stocks, the Large Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-today and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company's common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer. The Large Cap Value Fund is also subject to the risk that its principal market segment, large capitalization value stocks, may underperform other equity market segments or the market as a whole.


FOREIGN SECURITIES - Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Large Cap Value Fund for the indicated periods. Of course, the Large Cap Value Fund's past performance (before and after taxes) does not necessarily indicate how the Large Cap Value Fund will perform in the future.



                           CNI CHARTER FUNDS | PAGE 4

This bar chart shows the performance of the Large Cap Value Fund's Class N shares based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   2001        2002        2003        2004       2005       2006       2007
-----------------------------------------------------------------------------
 (12.07)%    (20.40)%     32.82%      13.07%      7.66%     19.88%      1.74%


                      Best Quarter            Worst Quarter
                        18.75%                  (19.59)%
                      (Q2 2003)                 (Q3 2002)

This table shows the Large Cap Value Fund's average annual total returns for the periods ending December 31, 2007.The table also shows how the Fund's performance compares with the returns of an index comprised of companies similar to those held by the Fund.

                                                        Since
Large Cap Value Fund        One Year    Five Years    Inception
---------------------------------------------------------------
Return Before Taxes           1.74%       14.55%       4.63%(3)
Return After Taxes on
   Distributions(1)           0.58%       13.67%       3.76%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares(1)     2.07%       12.60%       3.72%(3)
S&P 500/Citigroup
   Value Index(2)             1.99%       14.97%       6.11%(4)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

(3) Since January 14, 2000. Class N Shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class N shares is based on the performance of the Institutional Class shares of the Large Cap Value Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class N shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(4)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE LARGE CAP VALUE FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Large Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Large Cap Value Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                          0.62%
Distribution (12b-1) Fees                                0.25%
Other Expenses
   Shareholder Servicing Fee                    0.25%
   Other Fund Expenses                          0.10%
Total Other Expenses                                     0.35%
--------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                            1.22%

 * The "Management Fee" is an annual fee, payable monthly out of the Large Cap Value Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE LARGE CAP VALUE FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.25%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Large Cap Value Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year          3 Years          5 Years         10 Years
---------------------------------------------------------
  $124             $387             $670           $1,477
---------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 5
rcb small cap value fund

OUR GOAL

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the RCB Small Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the RCB Small Cap Value Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

      o     Return on capital trends;

      o     Cash flow and/or earnings growth;

      o     Free cash flow;

      o     Balance sheet integrity; and

      o     Intrinsic value analysis.

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the RCB Small Cap Value Fund's portfolio holdings include disappointment in management or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The RCB Small Cap Value Fund anticipates that it will have a low rate of portfolio turnover. This means that the RCB Small Cap Value Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

PRINCIPAL RISKS OF INVESTING IN THE RCB SMALL CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The RCB Small Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - By investing in stocks, the RCB Small Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the RCB Small Cap Value Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual

                           CNI CHARTER FUNDS | PAGE 6
companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company's common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer. The RCB Small Cap Value Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.


SMALLER CAPITALIZED COMPANIES - The RCB Small Cap Value Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the RCB Small Cap Value Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the RCB Small Cap Value Fund may hold a significant percentage of a company's outstanding shares, which means that the RCB Small Cap Value Fund may have to sell such investments at discounts from quoted prices.

FOCUS - The RCB Small Cap Value Fund holds a relatively small number of securities positions, each representing a relatively large portion of the RCB Small Cap Value Fund's capital. Losses incurred in such positions could have a material adverse effect on the RCB Small Cap Value Fund's overall financial condition. The RCB Small Cap Value Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the RCB Small Cap Value Fund and may be focused on different sectors or industries than the RCB Small Cap Value Fund.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the RCB Small Cap Value Fund for the indicated periods. Of course, the RCB Small Cap Value Fund's past performance (before and after taxes) does not necessarily indicate how the RCB Small Cap Value Fund will perform in the future.

Class N Shares of the RCB Small Cap Value Fund commenced operations on October 3, 2001. In the bar chart and the performance table, performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the RCB Small Cap Value Fund, which were initially issued in connection with the reorganization of the RCB Small Cap Fund (the "Predecessor Fund") on October 1, 2001. Performance results for the period before October 1, 2001 are for the Predecessor Fund, which commenced operations on September 30, 1998. Class N shares' annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities. Class R shares of the RCB Small Cap Value Fund are not offered by this Prospectus.



                           CNI CHARTER FUNDS | PAGE 7

This bar chart shows the performance of the RCB Small Cap Value Fund's Class N shares based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1999     2000     2001     2002     2003     2004    2005     2006     2007
-----------------------------------------------------------------------------
17.85%   12.87%   21.52%  (10.80)%  47.81%   19.42%  (1.61)%  13.46%  (11.82)%


                      Best Quarter            Worst Quarter
                       27.83%                   (20.21)%
                      (Q2 2003)                (Q3 2002)

This table shows the average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of indices comprised of companies similar to those held by the Fund.

RCB Small Cap                                         Since Inception
Value Fund                  One Year    Five Years       (9/30/98)
---------------------------------------------------------------------
Return Before Taxes         (11.82)%      11.68%          13.38%
Return After Taxes
   on Distributions(1)      (15.25)%      10.53%          12.49%
Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                 (5.45)%       9.96%          11.67%
Russell 2000 Index(2)        (1.57)%      16.25%           9.76%
Russell 2000 Value
   Index(2)                  (9.78)%      15.80%          11.67%
Russell 2500 Value
   Index(2)                  (7.27)%      16.17%          11.99%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE RCB SMALL CAP VALUE FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the RCB Small Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the RCB Small Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                          0.85%
Distribution (12b-1) Fees                                0.25%
Other Expenses
   Shareholder Servicing Fee                    0.25%
   Other Fund Expenses                          0.10%
Total Other Expenses                                     0.35%
-------------------------------------------------------------
Total Annual Fund Operating Expenses**                   1.45%


 * The "Management Fee" is an annual fee, payable monthly out of the RCB Small Cap Value Fund's net assets.

** THE RCB SMALL CAP VALUE FUND'S SUB-ADVISER HAS CONTRACTUALLY AGREED TO LIMIT ITS FEES OR REIMBURSE THE RCB SMALL CAP VALUE FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.49%. Any fee reductions or reimbursements may be repaid to the RCB Small Cap Value Fund's sub-adviser within 3 years after they occur if such repayments can be achieved within the RCB Small Cap Value Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the RCB Small Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years          5 Years         10 Years
---------------------------------------------------------
  $148             $459             $792           $1,735
---------------------------------------------------------



                           CNI CHARTER FUNDS | PAGE 8
multi-asset fund

OUR GOAL

The Multi-Asset Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments. The goal of the Multi-Asset Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We invest in a diversified portfolio, including but not limited to direct investments in the following asset classes and investments in mutual funds and exchange-traded funds ("underlying funds") which invest in these asset classes:

o common and preferred equity securities of U.S. and foreign companies (including emerging market companies) of all industries, market capitalizations and investment characteristics,

o the following types of fixed income securities, which are not limited with respect to maturity (except that the average maturity of the Multi-Asset Fund's portfolio of direct investments in fixed income securities typically ranges from two to seven years):

      o securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises,

      o corporate debt securities of U.S. and foreign companies (including emerging market companies) of all ratings (including below-investment grade ratings), such as bonds, notes, convertible securities, mortgage backed and asset backed instruments, corporate commercial paper, debentures, convertible and preferred securities and zero coupon obligations,

      o inflation-indexed bonds issued both by U.S. and foreign governments and corporations,

      o money market investments, such as U.S. and foreign bank certificates of deposit, fixed time deposits and bankers' acceptances,

      o repurchase agreements on fixed income instruments issued by U.S. and foreign issuers,

      o debt securities issued by U.S. states or local governments or their subdivisions, agencies, authorities and other government-sponsored enterprises, and

      o obligations of foreign governments, including governments of emerging market countries, or their subdivisions, agencies and government-sponsored enterprises, and

      o options, futures contracts and swaps, which are types of derivatives, for the purpose of increasing returns or to hedge against price declines in any of the various securities or asset classes in which we may invest.

We invest in these securities and investments in proportions which reflect the judgment of the Investment Manager regarding the potential returns and risks of each asset class. The Investment Manager considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. We will purchase and sell portfolio securities based on a variety of valuation factors, including but not limited to expected return, expected risk, yield and price and earnings multiples, as well as analysis of various economic measures and statistics.

The Multi-Asset Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objectives by investing all or substantial portions of their assets in other mutual funds or other types of funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests solely in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure



                           CNI CHARTER FUNDS | PAGE 9
could affect the timing, amount and character of distributions to the Multi-Asset Fund's shareholders and may therefore increase the amount of taxes payable by shareholders. The underlying funds in which the Fund may invest include other funds in the CNI Charter Funds family ("affiliated" funds) as well as funds unaffiliated with CNI Charter Funds ("unaffiliated" funds).

INFORMATION ABOUT AFFILIATED UNDERLYING FUNDS

The Multi-Asset Fund intends to invest a portion of its assets in the Corporate Bond Fund, Government Bond Fund, and High Yield Bond Fund, each of which is managed by the Investment Manager. Detailed descriptions of each of these Funds' principal investment strategies and principal investment risks are included in this prospectus.

INFORMATION ABOUT UNAFFILIATED UNDERLYING FUNDS

The Multi-Asset Fund also intends to invest in unaffiliated exchange-traded funds ("ETFs") and mutual funds which invest in various types of securities. Detailed descriptions of each of these funds' principal investment strategies and principal investment risks may be found in the respective prospectus for each unaffiliated underlying fund.

PRINCIPAL RISKS OF INVESTING IN THE MULTI-ASSET FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Multi-Asset Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

ALLOCATION -- The Multi-Asset Fund's performance will be affected by the Investment Manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests. For example, the Fund's relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

UNDERLYING FUNDS -- Because the Multi-Asset Fund invests a significant portion of its assets in underlying funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment objective will depend in part upon the ability of the underlying funds to achieve their investment objectives. There can be no assurance that the investment objective of any underlying fund will be achieved.

EQUITY SECURITIES -- By investing directly or indirectly in common and preferred equity securities, the Multi-Asset Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any fund invested in equity securities, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry-wide and/or economic trends and developments. The rights of a company's common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer.

FIXED INCOME SECURITIES -- By investing directly or indirectly in fixed income securities, the Multi-Asset Fund may expose you to declines in a holding's value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will



                           CNI CHARTER FUNDS | PAGE 10
decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

U.S. GOVERNMENT-SPONSORED ENTITIES -- The Multi-Asset Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), Federal Home Loan Mortgage Corporation ("FHLMC"), Government National Mortgage Association ("GNMA"), and Federal Farm Credit Banks ("FFCB"), which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S.Treasury with no limitations as to amount.

HIGH YIELD ("JUNK") BONDS -- High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. There is no lower limit on the ratings of high-yield securities that may be purchased or held by the Multi-Asset Fund. In addition, the Fund may invest in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.

GOVERNMENT OBLIGATIONS -- U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Foreign government obligations are also subject to similar risks that the issuer of the obligations may be unable or unwilling to repay principal or interest when due.

FOREIGN SECURITIES -- The Multi-Asset Fund may invest directly or indirectly (through underlying funds) in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to



                           CNI CHARTER FUNDS | PAGE 11
economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

EMERGING MARKET SECURITIES -- The Multi-Asset Fund's investments in foreign securities may include investments in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

DERIVATIVES -- A derivative security is a financial contract whose value is based on (or "derived from") a traditional security (such as a bond) or a market index. The Multi-Asset Fund's use of derivative instruments involves risks greater than the risks associated with investing directly in the securities in which it primarily invests. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, which is the risk that the value of the Fund's investment will fluctuate with movements in the stock market; interest rate risk, which is the risk that the value of bonds and other debt securities will fall when interest rates rise; credit risk, which is the risk that the issuers of bonds and other debt securities may not be able to make interest or principal payments; counterparty risk, which is the risk that the other party to an agreement will default; and liquidity risk, which is the risk that lack of trading volume may make it difficult to sell securities at quoted market prices. The use of a derivative is speculative if the Fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the Fund invests in derivatives for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund's use of derivatives may increase the taxes payable by shareholders.

FUND PERFORMANCE

Because the Multi-Asset Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

For composite historical performance of institutional private accounts managed by the Multi-Asset Fund's portfolio managers with investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund, see "Prior Performance of Multi-Asset Fund Portfolio Managers" on page 29. Of course, past performance of these accounts does not necessarily indicate how the Multi-Asset Fund will perform in the future.

FEES AND EXPENSES OF THE MULTI-ASSET FUND

This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Multi-Asset Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Multi-Asset Fund.



                           CNI CHARTER FUNDS | PAGE 12

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)

Management Fee*                                          0.50%
Distribution (12b-1 Fee)                                 0.25%
Other Expenses
   Shareholder Servicing Fee                    0.25%
   Other Fund Expenses (est.)                   0.05%
Total Other Expenses (est.)                              0.30%
Acquired Fund Fees and
  Expenses**                                             0.27%
-------------------------------------------------------------
Total Annual Fund
  Operating Expenses***                                  1.32%

  * The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.
 ** Acquired Fund Fees and Expenses are based on the Fund's Acquired Fund fees and expenses incurred during the period of October 1, 2007 (the Fund's inception) through December 31, 2007. "Acquired Fund Fees and Expenses" are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year ("Acquired Funds") and are therefore incurred indirectly by the Fund.
*** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE MULTI-ASSET FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES) FOR THE CURRENT FISCAL YEAR AT OR BELOW 2.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the Multi-Asset Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the Multi-Asset Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Asset Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year           3 Years
---------------------------------------------------
                 $134             $418
---------------------------------------------------



                           CNI CHARTER FUNDS | PAGE 13
corporate bond fund

OUR GOALS

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities. The goals of the Corporate Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio of fixed income securities, at least 80% of which consists of investment grade corporate notes, bonds and debentures that are nationally traded, including U.S. government and agency securities and corporate issues of domestic and international companies denominated in U.S. dollars. We may also purchase mortgage backed and asset backed instruments whose maturities and durations are consistent with an intermediate term strategy. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. We will typically invest in corporate issues with a minimum credit rating from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, mortgage backed and asset backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of A1 or P1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the Corporate Bond Fund. The Corporate Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Corporate Bond Fund.

PRINCIPAL RISK OF INVESTING IN THE CORPORATE BOND FUND


As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Corporate Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the Corporate Bond Fund is subject to the risk that its market segment, fixed income securities, may underperform other fixed income market segments or the markets as a whole.


PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Corporate Bond Fund for the indicated periods. Of course, the Corporate Bond Fund's past performance (before and after taxes) does not necessarily indicate how the Corporate Bond Fund will perform in the future.



                           CNI CHARTER FUNDS | PAGE 14

This bar chart shows the performance of the Corporate Bond Fund's Class N shares based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   2001        2002        2003        2004       2005       2006       2007
----------------------------------------------------------------------------
   8.22%       7.34%       5.03%       2.14%      0.94%      3.57%      5.28%


                      Best Quarter          Worst Quarter
                          4.42%                (2.56)%
                        (Q3 2001)             (Q2 2004)

This table shows the Corporate Bond Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                        Since
Corporate Bond Fund         One Year    Five Years    Inception
---------------------------------------------------------------
Return Before Taxes             5.28%     3.38%        5.27%(3)
Return After Taxes on
   Distributions(1)             3.76%     1.94%        3.43%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares(1)       3.40%     2.05%        3.40%(3)
Lehman Intermediate
   U.S. Corporate
   Index(2)                     5.10%     4.53%        6.52%(4)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

(3) Since January 14, 2000. Class N shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class N shares is based on the performance of the Institutional Class shares of the Corporate Bond Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class N shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(4)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE CORPORATE BOND FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Corporate Bond Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Corporate Bond Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                          0.40%
Distribution (12b-1) Fees                                0.25%
Other Expenses
   Shareholder Servicing Fee                    0.25%
   Other Fund Expenses                          0.10%
Total Other Expenses                                     0.35%
--------------------------------------------------------------
Total Annual Fund Operating Expenses**                   1.00%

 * The "Management Fee" is an annual fee, payable monthly out of the Corporate Bond Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE CORPORATE BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Corporate Bond Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Corporate Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year          3 Years          5 Years         10 Years
---------------------------------------------------------
  $102             $318             $552           $1,225
---------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 15
government bond fund

OUR GOALS

The Government Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities. The goals of the Government Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. We may also purchase mortgage backed and asset backed instruments issued by the U.S. Government or government sponsored agencies whose maturity and duration are consistent with an intermediate term strategy. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. The Government Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Government Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Government Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:


MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the Government Bond Fund is subject to the risk that its market segment, government fixed income securities, may underperform other fixed income market segments or the markets as a whole.



                           CNI CHARTER FUNDS | PAGE 16

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Government Bond Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S.
Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S.Treasury with no limitations as to amount.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Government Bond Fund for the indicated periods. Of course, the Government Bond Fund's past performance (before and after taxes) does not necessarily indicate how the Government Bond Fund will perform in the future.

This bar chart shows the performance of the Government Bond Fund's Class N shares based on a calendar year.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

           2001     2002     2003     2004     2005     2006     2007
          ------------------------------------------------------------
           7.27%    8.56%    1.33%    1.40%    1.15%    3.44%    5.65%


                      Best Quarter            Worst Quarter
                          4.51%                  (1.54)%
                        (Q3 2001)               (Q2 2004)

This table shows the Government Bond Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                        Since
Government Bond Fund        One Year    Five Years    Inception
------------------------------------------------------------------
Return Before Taxes            5.65%         2.58%        4.71%(3)
Return After Taxes
   on Distributions(1)         4.10%         1.38%        3.18%(3)
Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                   3.64%         1.52%        3.11%(3)
Lehman Intermediate
   U.S. Government
   Bond Index(2)               8.46%         3.69%        5.94%(4)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

(3) Since January 14, 2000. Class N shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class N shares is based on the performance of the Institutional Class shares of the Government Bond Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class N shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(4)   The index comparison shown begins on January 31, 2000.


                           CNI CHARTER FUNDS | PAGE 17

FEES AND EXPENSES OF THE GOVERNMENT BOND FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Government Bond Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Government Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                               0.43%
Distribution (12b-1) Fees                                     0.25%
Other Expenses
   Shareholder Servicing Fee                          0.25%
   Other Fund Expenses                                0.09%
Total Other Expenses                                          0.34%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses**                        1.02%


 * The "Management Fee" is an annual fee, payable monthly out of the Government Bond Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE GOVERNMENT BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.95%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Government Bond Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years          5 Years         10 Years
---------------------------------------------------------
$104              $325             $563           $1,248
---------------------------------------------------------



                           CNI CHARTER FUNDS | PAGE 18
california tax exempt bond fund

OUR GOALS

The California Tax Exempt Bond Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds. The goals of the California Tax Exempt Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a portfolio, at least 80% of which consists of investment grade, intermediate-term municipal bond obligations, including general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the municipal bond market. The California Tax Exempt Bond Fund may also invest in short-term tax exempt commercial paper, floating rate notes or the shares of money market mutual funds whose objectives are consistent with those of the California Tax Exempt Bond Fund. The California Tax Exempt Bond Fund invests at least 80% of its net assets in intermediate-term, high quality municipal bonds and notes, and at least 80% of its total assets in debt securities, the interest from which is expected to be exempt from federal and California state personal income taxes. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from three to eight years. We will typically invest in issues with a minimum credit rating from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB and short term notes with a rating from Moody's of MIG1 or VMIG1 or from Standard & Poor's of SP1 or A1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the California Tax Exempt Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA TAX EXEMPT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The California Tax Exempt Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:


MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the California Tax Exempt Bond Fund is subject to the risk that its market segment, municipal debt securities, may underperform other market segments or the markets as a whole.



                           CNI CHARTER FUNDS | PAGE 19

GOVERNMENT RISK - State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the California Tax Exempt Bond Fund's holdings.

NON-DIVERSIFICATION - The California Tax Exempt Bond Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the California Tax Exempt Bond Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the California Tax Exempt Bond Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations. See the SAI for more detailed information regarding California developments.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the California Tax Exempt Bond Fund for the indicated periods. Of course, the California Tax Exempt Bond Fund's past performance (before and after taxes) does not necessarily indicate how the California Tax Exempt Bond Fund will perform in the future.

This bar chart shows the performance of the California Tax Exempt Bond Fund's Class N shares based on a calendar year.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

          2001     2002     2003     2004     2005     2006     2007
         -----------------------------------------------------------
          3.95%    8.08%    2.85%    1.94%    1.20%    3.08%    3.67%


                      Best Quarter            Worst Quarter
                          4.26%                  (1.91)%
                        (Q3 2002)               (Q2 2004)

This table shows the California Tax Exempt Bond Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

California Tax Exempt                                   Since
Bond Fund                   One Year    Five Years    Inception
------------------------------------------------------------------
Return Before Taxes            3.67%         2.55%        4.06%(3)
Return After Taxes on
   Distributions(1)            3.67%         2.46%        4.26%(3)
Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)           3.38%         2.52%        4.21%(3)
Lehman CA
   Intermediate -
   Short Municipal
   Index(2)                    4.81%         3.34%        4.67%(4)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

(3) Since January 14, 2000. Class N shares commenced operations on April 13, 2000. Prior to April 13, 2000, performance for Class N shares is based on the performance of the Institutional Class shares of the California Tax Exempt Bond Fund. Institutional Class shares, which were first offered on January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Institutional Class shares does not reflect the Class N shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.

(4)   The index comparison shown begins on January 31, 2000.


                           CNI CHARTER FUNDS | PAGE 20

FEES AND EXPENSES OF THE CALIFORNIA TAX EXEMPT BOND FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the California Tax Exempt Bond Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the California Tax Exempt Bond Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                               0.27%
Distribution (12b-1) Fees                                     0.25%
Other Expenses
   Shareholder Servicing Fee                          0.25%
   Other Fund Expenses                                0.10%
Total Other Expenses                                          0.35%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses**                        0.87%


 * The "Management Fee" is an annual fee, payable monthly out of the California Tax Exempt Bond Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE CALIFORNIA TAX EXEMPT BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.75%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the California Tax Exempt Bond Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Tax Exempt Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performances. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year          3 Years          5 Years         10 Years
---------------------------------------------------------
$89               $278             $482           $1,073
---------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 21
high yield bond fund

OUR GOAL

The High Yield Bond Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (I.E., "junk bonds"). The goal of the High Yield Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of fixed income securities rated below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations. We may also invest in fixed income securities rated below investment grade that are issued by governments and agencies, both U.S. and foreign. We may also invest in equity securities. We seek to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, we purchase investments diversified across issuers, industries and sectors. The average maturity of the High Yield Bond Fund's investments will vary. There is no limit on the maturity or on the credit quality of any security.

PRINCIPAL RISKS OF INVESTING IN THE HIGH YIELD BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The High Yield Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:


MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities (such as those in which the High Yield Bond Fund primarily invests) more volatile than higher rated securities. The maturity and duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. In addition, the High Yield Bond Fund is subject to the risk that its market segment, high yield fixed income securities, may underperform other market segments or the markets as a whole.


HIGH YIELD ("JUNK") BONDS - High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

FOREIGN SECURITIES - The High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and


                           CNI CHARTER FUNDS | PAGE 22
economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The High Yield Bond Fund may invest in foreign securities denominated in foreign currencies, whose value may decline against the U.S. dollar.

EQUITY SECURITIES - The value of the High Yield Bond Fund's equity investments will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the High Yield Bond Fund for the indicated periods. Of course, the High Yield Bond Fund's past performance (before and after taxes) does not necessarily indicate how the High Yield Bond Fund will perform in the future.

This bar chart shows the performance of the High Yield Bond Fund's Class N shares based on a calendar year.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

         2001     2002      2003      2004     2005     2006     2007
        --------------------------------------------------------------
         9.20%    2.07%    19.16%    11.13%    1.00%    9.25%    2.70%


                      Best Quarter            Worst Quarter
                          8.03%                  (3.24)%
                        (Q4 2001)               (Q2 2002)

This table shows the High Yield Bond Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                              Since Inception
High Yield Bond Fund                  One Year   Five Years     (1/14/00)
------------------------------------------------------------------------------
Return Before Taxes                      2.70%        8.46%        6.68%
Return After Taxes on
   Distributions(1)                      0.04%        5.63%        3.50%
Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                             1.76%        5.59%        3.73%
Citigroup High Yield
   Market Capped
   Index(2)                              2.59%       10.56%        6.88%(3)
Citigroup High Yield
   Market Index(2)                       2.01%       10.94%        6.61%(3)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The High Yield Bond Fund previously used the Citigroup High Yield Market Index as its broad based index. Commencing September 30, 2007, the Fund uses the Citigroup High Yield Market Capped Index (the "Capped Index") as its broad based index. The Capped Index commenced December 31, 2001 and uses the Citigroup High Yield Market Index as its foundation. In addition to using the design criteria of the Citigroup High Yield Market Index, the Capped Index limits the total debt of any single individual issuer to $5 billion par amount outstanding and delays the entry of "fallen angels," or issuers recently downgraded from investment grade to high yield, into the Index. The Fund's sub-adviser believes that such constraints make the Capped Index an appropriate benchmark for the Fund. The returns of the Capped Index are shown commencing September 30, 2002, which is the Fund's first fiscal year end after commencement of the Index, and are calculated using the returns of the Citigroup High Yield Market Index as of that date as a starting point. The returns shown for each index reflect no deduction for fees, expenses or taxes.
(3)   The index comparison shown began on January 31, 2000.



                           CNI CHARTER FUNDS | PAGE 23

FEES AND EXPENSES OF THE HIGH YIELD BOND FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the High Yield Bond Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the High Yield Bond Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                               0.75%
Distribution (12b-1) Fees                                     0.30%
Other Expenses
   Shareholder Servicing Fee                          0.25%
   Other Fund Expenses                                0.10%
Total Other Expenses                                          0.35%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses**                        1.40%

 * The "Management Fee" is an annual fee, payable monthly out of the High Yield Bond Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE HIGH YIELD BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.30%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the High Yield Bond Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class N shares of the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the High Yield Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year          3 Years          5 Years         10 Years
---------------------------------------------------------
$143              $443             $766           $1,680
---------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 24
management of the funds

INVESTMENT MANAGER


City National Asset Management, Inc. ("CNAM" or the "Investment Manager") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s, with approximately $6.3 billion in assets under management as of December 31, 2007. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2007, CNB and its affiliates had approximately $59 billion in assets under administration, which includes $37.8 billion in assets under management.

CNAM received for its investment management services a fee at the annual rate of 0.65% of average daily net assets of the Large Cap Growth Fund, 0.62% of average daily net assets of the Large Cap Value Fund, 0.85% of average daily net assets of the RCB Small Cap Value Fund, 0.40% of average daily net assets of the Corporate Bond Fund, 0.36% of average daily net assets of the Government Bond Fund, 0.16% of average daily net assets of the California Tax Exempt Bond Fund and 0.66% of average daily net assets of the High Yield Bond Fund for the fiscal year ended September 30, 2007. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis of the Board of Trustees' approval of the Funds' investment advisory agreement with CNAM is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


PORTFOLIO MANAGERS


Richard A. Weiss and Brian L. Garbe serve as portfolio managers for the Large Cap Value Fund and the Large Cap Growth Fund. Barbara Bruser and William C. Miller serve as portfolio managers for the Multi-Asset Fund. Rodney J. Olea and William C. Miller serve as portfolio managers for the Corporate Bond Fund. Rodney J. Olea and Paul C. Single serve as portfolio managers for the Government Bond Fund. Rodney J. Olea and Alan Remedios serve as portfolio managers for the California Tax Exempt Bond Fund.


RICHARD A. WEISS is President and Chief Investment Officer of CNAM. Mr. Weiss has nearly two decades of investment management experience and has designed and implemented quantitatively disciplined equity, fixed income, and international investment strategies. Prior to joining the Funds' predecessor investment manager, CNB, in 1999, Mr. Weiss was Executive Vice President and Chief Investment Officer at Sanwa Bank California. Mr. Weiss holds a Master's in Business Administration ("MBA"), with an emphasis in Finance and Econometrics from the University of Chicago, and an undergraduate degree in Finance from The Wharton School at the University of Pennsylvania.

BRIAN L. GARBE is Senior Vice President and Director of Research of CNAM. Mr. Garbe has over 15 years of experience in the investment field and currently oversees the creation, analysis and production of asset allocation, sector rotation and stock selection


                           CNI CHARTER FUNDS | PAGE 25
strategies for CNAM. Prior to joining CNB in 1999, Mr. Garbe was Vice President and Director of Research at Sanwa Bank California. Mr. Garbe holds an MBA from the Anderson Graduate School of Management at University of California, Los Angeles ("UCLA") and an undergraduate degree in Applied Mathematics from UCLA.


BARBARA BRUSER is Senior Vice President and Director of Equities of CNAM, where she oversees equity investment policy, portfolio construction and stock selection. Ms. Bruser has been with CNB and CNAM since 2002 and has over 30 years of experience in the investment and financial industries. From 1998 to 2002, Ms. Bruser was Senior Vice President of Alternative Investment Strategies for Bank of America, and from 1993 to 1998 was Senior Vice President and Director of the Strategic Wealth Group for Wells Fargo/First Interstate Bank. Ms. Bruser has also previously served as President and Director of Investor Relations at Security Pacific Corporation, and General Partner at RCM Capital Management. Ms. Bruser, a Chartered Financial Analyst, received a Bachelor of Arts degree in History and Comparative Literature from the University of California, Santa Barbara, and a Master's degree in Library Science from the University of Western Ontario.


WILLIAM C. MILLER, JR. is Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Miller has over 10 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was Investment Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a Chartered Financial Analyst, holds a Bachelor's degree with a concentration in Finance from California State University, Fullerton.


RODNEY J. OLEA is Senior Vice President and Director of Fixed Income of CNAM. Mr. Olea has over 20 years of portfolio management experience and currently oversees the creation, analysis, and management of taxable and tax-free fixed income portfolios and bond selection strategies for CNAM. Mr. Olea has been with CNB since 1994. He has a degree in Economics from UCLA.

PAUL C. SINGLE is Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Single has over 23 years of institutional investment management experience and specializes in investment grade taxable fixed income securities. Prior to joining CNB in 2003, Mr. Single was Principal and Portfolio Manager of Wells Capital Management.


ALAN REMEDIOS is Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Remedios has over 16 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities for CNAM. Prior to joining CNB in 1999, Mr. Remedios was Vice President and Portfolio Manager at U.S. Trust Company. Mr. Remedios, a Chartered Financial Analyst, holds a degree in Finance from California State Polytechnic University.

SUB-ADVISORS


REED CONNER & BIRDWELL LLC ("RCB"), a wholly owned subsidiary of City National Corporation, currently serves as the RCB Small Cap Value Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. RCB's address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. As of December 31, 2007, RCB managed assets of approximately $3.2 billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over 45 years.

Jeffrey Bronchick, Principal, Chief Investment Officer, and Portfolio Manager/Analyst and Thomas D. Kerr, Principal and Portfolio Manager/Analyst, are principally responsible for the management of the



                           CNI CHARTER FUNDS | PAGE 26

RCB Small Cap Value Fund. They have been associated with RCB or its predecessor since 1989 and 1994, respectively.


A discussion regarding the basis of the Board of Trustees' approval of CNAM's sub-advisory agreement with RCB is available in the Funds' Annual Report for the most recent fiscal year ended September 30.

HALBIS CAPITAL MANAGEMENT (USA), INC. ("Halbis Capital USA") currently serves as the High Yield Bond Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. Halbis Capital USA's principal offices are located at 452 Fifth Avenue, New York, NY 10018. It was formed in June, 2005, and is a wholly-owned subsidiary of Halbis Capital Management (UK), Ltd., which in turn is ultimately a part of HSBC Group, plc, one of the world's largest banking and financial services organizations.

Halbis Capital USA provides investment advisory services relating to U.S. fixed income, high yield fixed income, emerging markets fixed income and alternative investment products. Halbis Capital USA is one of a number of HSBC Group subsidiaries (collectively referred to as "HSBC Group Investment Businesses") engaged in investment advisory and fund management activities in many countries throughout the world. As of November 30, 2007, HSBC Group Investment Businesses managed assets of approximately $391 billion worldwide, and Halbis Capital USA managed assets of approximately $9.2 billion.


The High Yield Bond Fund is managed by Richard J. Lindquist, CFA, a Managing Director and the head of the high yield management team at Halbis Capital
USA. The high yield management team, including Mr. Lindquist, joined HSBC Investments May 1, 2005. Mr. Lindquist was previously a Managing Director and the head of the high yield management team at Credit Suisse Asset Management, LLC ("CSAM"). He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989.

Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago Graduate School of Business.


A discussion regarding the basis of the Board of Trustees' approval of CNAM's sub-advisory agreement with Halbis Capital USA is available in the Funds' Annual Report for the most recent fiscal year ended September 30.

OTHER SUB-ADVISORS. Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to replace any of the current sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order permits CNAM, subject to certain conditions required by the SEC, to replace any sub-advisor, other than RCB, with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.


ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                           CNI CHARTER FUNDS | PAGE 27

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES


The Funds have adopted a plan (the "Plan") for their Class N shares under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Plan allows the Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of their Class N shares (0.30% for the High Yield Bond Fund). The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES


The Funds are subject to a shareholder service agreement that allows the Funds to pay fees to CNB and its affiliates for services provided to Class N shareholders. Because these fees are paid out of the Funds' assets, over time these fees will also increase the cost of your investment. Shareholder servicing fees under that agreement, as a percentage of average daily net assets, are 0.25% for Class N shares of the Funds.



                           CNI CHARTER FUNDS | PAGE 28
prior performance of multi-asset fund portfolio managers

The following table sets forth composite performance data relating to the historical performance of all institutional private accounts ("Institutional Accounts") managed by the Multi-Asset Fund's portfolio managers on behalf of CNB (CNAM's parent company, by which all CNAM employees are dually employed) since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund. The data is provided to illustrate the past performance of the Multi-Asset Fund's portfolio managers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Multi-Asset Fund. Investors should not consider this performance data as an indication of future performance of the Multi-Asset Fund or of the Investment Manager.

The composite performance data shown below were calculated in accordance with the Global Investment Performance Standards ("GIPS")*, retroactively applied to all time periods, and are shown net of the Multi-Asset Fund's annual fund operating expenses of 1.32% of average daily net assets. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by CNB's institutional private accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary institutional private accounts managed by CNB that have investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Multi-Asset Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Multi-Asset Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the Institutional Accounts presented below reflect the application of the Multi-Asset Fund's annual fund operating expenses to the audited returns for 2004 and 2005, and preliminary unaudited returns for 2006 and 2007. These results are not intended to predict or suggest the returns that might be experienced by the Multi-Asset Fund or an individual investor investing in the Multi-Asset Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

* GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.



                           CNI CHARTER FUNDS | PAGE 29

HISTORICAL RETURNS
--------------------------------------------------------------------------------

Year Ending   Institutional    Lehman Brothers      Blended      CPI + 500
December 31     Accounts      U.S. TIPS Index(1)   Index(2)   Basis Points(3)
--------------------------------------------------------------------------------
   2004           12.22%             8.5%             7.8%         8.3%
--------------------------------------------------------------------------------
   2005            5.65%             2.8%             3.6%         8.4%
--------------------------------------------------------------------------------
   2006           11.32%             0.4%            11.0%         7.5%
--------------------------------------------------------------------------------
   2007            6.78%            11.6%             7.9%         9.1%
--------------------------------------------------------------------------------

TOTAL RETURN (ANNUALIZED)
--------------------------------------------------------------------------------

                 Institutional    Lehman Brothers      Blended      CPI + 500
                   Accounts      U.S. TIPS Index(1)   Index(2)   Basis Points(3)
--------------------------------------------------------------------------------
 One Year(4)         6.78%            11.6%             7.9%         9.1%
--------------------------------------------------------------------------------
 Two Years(4)        9.03%             5.9%             7.1%         8.3%
--------------------------------------------------------------------------------
Three Years(4)       7.89%             4.8%             7.1%         8.3%
--------------------------------------------------------------------------------
 Four Years(4)       8.96%             5.7%             7.1%         8.3%
--------------------------------------------------------------------------------

(1) Lehman Brothers U.S. TIPS Index - The Lehman Brothers U.S. TIPS Index is an unmanaged market index composed of U.S.Treasury inflation linked index securities.

(2) Blended Index - The Blended Index is a customized index composed of 60% in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Government/Credit Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds.

(3) CPI + 500 Basis Points - The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI"). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time.

(4)   For periods ending December 31, 2007.



                           CNI CHARTER FUNDS | PAGE 30
non-principal investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are material but not principal strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled "The Funds."

FOREIGN SECURITIES - The Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund and the High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

DEFENSIVE INVESTMENTS - The strategies described in this prospectus are those the Funds use under normal circumstances. Each Fund's portfolio managers may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested. The Multi-Asset Fund's underlying funds may have similar policies.

PORTFOLIO TURNOVER - Each Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. The Multi-Asset Fund's underlying funds may have similar policies. Annual portfolio turnover of 100% or more is considered high.


SECTOR CONCENTRATION - From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund's assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.


REAL ESTATE - RELATED INVESTMENTS -- Because the Multi-Asset Fund may invest a portion of its assets directly or indirectly in securities of companies principally engaged in the real estate industry and other real estate related investments, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Investments in real estate companies



                           CNI CHARTER FUNDS | PAGE 31
may also subject the Fund to the risks associated with the direct ownership of real estate. Real estate companies are subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry.

COMMODITIES -- The Multi-Asset Fund may invest a portion of its assets in exchange-traded notes or exchange-traded funds that are linked to commodities or commodities indexes. The Fund's direct or indirect exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or risks affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

FOREIGN CURRENCIES -- The Multi-Asset Fund's direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar, and the underlying funds may do so as well. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of Investment Manager (or the adviser to the underlying fund) to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

INFLATION-INDEXED BONDS -- The Multi-Asset Fund may invest in inflation-indexed bonds. Inflation-indexed bonds may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-indexed bonds are adjusted for inflation, the values of these bonds are not materially affected by inflation expectations. Therefore, the values of inflation-indexed bonds are anticipated to change in response to changes in "real" interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

REPURCHASE AGREEMENTS -- The Multi-Asset Fund may invest in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund's custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. The Fund may also invest in repurchase agreements collateralized by securities issued by foreign issuers, which are also subject to the "Foreign Securities" risks described above.



                           CNI CHARTER FUNDS | PAGE 32

HEDGE FUNDS -- The Multi-Asset Fund may invest in private investment funds ("Hedge Funds") managed by various investment managers ("Managers") that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the Investment Company
Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund's withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.



                           CNI CHARTER FUNDS | PAGE 33
how to buy, sell and exchange shares


Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares.


Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.


How and when we calculate each Fund's net asset value per share ("NAV") determines the price at which you will buy or sell shares. We calculate the NAV of each Fund as of the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each of the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund (each, a "Bond Fund") reserves the right to close at or prior to the BMA recommended closing time. If a Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Bond Fund's closing time and credit will be given on the next business day.

If your Authorized Institution receives your purchase, redemption or exchange order from you on a business day before the close of trading on the NYSE, we will price your order at that day's NAV. If your Authorized Institution receives your order on a business day after the close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before close of trading on the NYSE.


HOW TO BUY SHARES


To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.


FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


                           CNI CHARTER FUNDS | PAGE 34

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.


In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill the Authorized Institution's legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.


Upon receipt of your application in proper form (including receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.


However, the Funds reserve the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash (a "redemption in kind"). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you


                           CNI CHARTER FUNDS | PAGE 35
would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES


You may exchange Class N shares of a Fund for Class N shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution.


SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Funds (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Funds' market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.


Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds' policies and procedures if suspicious activity is detected. In addition, the Funds' distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly



                           CNI CHARTER FUNDS | PAGE 36
administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

HOW WE CALCULATE NAV

NAV for one share of a class of a Fund is the value of that share's portion of the net assets (I.E., assets less liabilities) attributable to that class of that Fund. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of each Fund's investments on their market values, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable, fair value prices may be determined by the Funds' Fair Value Committee in good faith using methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV, the Fair Value Committee will determine the security's fair value. In determining the fair value of a security, the Fair Value Committee will consider CNAM's (or the relevant sub-advisor's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. More details about how we calculate the NAV for each Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.

dividends


For the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund, we will declare investment income daily and distribute it monthly as a dividend to shareholders. For the Large Cap Growth Fund, the Large Cap Value Fund and the Multi-Asset Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. For the RCB Small Cap Value Fund, we will declare and distribute investment income, if any, annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.


We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in


                           CNI CHARTER FUNDS | PAGE 37
dividends and taxes


cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. The Multi-Asset Fund's use of a "fund of funds" structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

The California Tax Exempt Bond Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal bonds. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income tax, to the extent that that Fund derives its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.


                           CNI CHARTER FUNDS | PAGE 38
financial highlights


The following financial highlights tables are intended to help you understand the Funds' financial performance. For each of the Funds, information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2007 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for a Class N share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on a Class N investment in each Fund (assuming reinvestment of all dividends and distributions).

                                                                         LARGE CAP GROWTH FUND
                                     Year ended          Year ended           Year ended         Year ended          Year ended
                                  Sept. 30, 2007(1)   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)   Sept. 30, 2003(1)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                $   7.68           $   7.35             $   6.69           $   6.32             $   5.21
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)              0.01                 --                 0.02              (0.01)               (0.01)
Net Realized and Unrealized
   Gains (Losses) on Securities           1.10               0.33                 0.67               0.38                 1.12
------------------------------------------------------------------------------------------------------------------------------------
Total from Operations                     1.11               0.33                 0.69               0.37                 1.11
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net
   Investment Income                     (0.02)             (0.00)(2)            (0.03)             (0.00)(2)               --
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends                          (0.02)             (0.00)(2)            (0.03)             (0.00)(2)               --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD         $   8.77           $   7.68             $   7.35           $   6.69             $   6.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                            14.51%              4.55%               10.28%              5.87%               21.31%
Net Assets End of Period (000s)       $ 15,063           $ 10,363             $  8,278           $  5,223             $  1,965
Ratio of Expenses to
   Average Net Assets(3)                  1.24%              1.24%                1.23%              1.26%                1.30%
Ratio of Net Investment Income
   (Loss) to Average Net Assets           0.28%              0.03%                0.33%             (0.14%)              (0.09%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)                     1.25%              1.25%                1.25%              1.26%                1.29%
Portfolio Turnover Rate                     30%                34%                  27%                50%                  43%


----------
  * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Amount represents less than $0.01 per share.
(3) Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 39

                                                                         LARGE CAP VALUE FUND
                                      Year ended          Year ended           Year ended         Year ended          Year ended
                                   Sept. 30, 2007(1)   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)   Sept. 30, 2003
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                 $  10.35            $   9.53            $   8.76            $   7.41            $   6.04
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.16                0.11                0.09                0.05                0.06
Net Realized and Unrealized
   Gains (Losses) on Securities            1.37                1.20                1.12                1.36                1.37
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                      1.53                1.31                1.21                1.41                1.43
----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                  (0.16)              (0.10)              (0.08)              (0.06)              (0.06)
Distributions from
   Realized Capital Gains                 (0.53)              (0.39)              (0.36)                 --                  --
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions           (0.69)              (0.49)              (0.44)              (0.06)              (0.06)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $  11.19            $  10.35            $   9.53            $   8.76            $   7.41
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                             15.24%              14.24%              14.14%              19.01%              23.75%
Net Assets End of Period (000s)        $ 17,190            $ 13,104            $ 10,664            $  6,281            $  1,792
Ratio of Expenses to
   Average Net Assets(2)                   1.21%               1.21%               1.21%               1.22%               1.25%
Ratio of Net Investment Income
   to Average Net Assets                   1.47%               1.13%               0.87%               0.64%               0.84%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)                      1.22%               1.22%               1.22%               1.22%               1.25%
Portfolio Turnover Rate                      24%                 31%                 34%                 36%                 39%


----------
  * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2) Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 40

                                                                       RCB SMALL CAP VALUE FUND
                                       Year ended         Year ended         Year ended         Year ended        Period ended
                                    Sept. 30, 2007(1)  Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003(1)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                  $  27.98          $  28.31            $  27.13           $  21.84          $  15.04
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)               (0.05)            (0.01)               0.00              (0.02)            (0.08)
Net Realized and Unrealized
   Gains (Losses) on Securities             2.96              0.05                2.55               5.39              6.88
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       2.91              0.04                2.55               5.37              6.80
----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                      --              0.00(2)               --                 --                --
Distributions from
   Realized Capital Gains                  (0.47)            (0.37)              (1.37)             (0.08)               --
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.47)            (0.37)              (1.37)             (0.08)               --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                        $  30.42          $  27.98            $  28.31           $  27.13          $  21.84
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              10.37%             0.17%               9.55%             24.64%            45.21%
Net Assets End of Period (000s)         $  9,753          $ 10,470            $ 12,754           $  7,551          $  2,384
Ratio of Expenses to
   Average Net Assets(3)(4)                 1.44%             1.45%               1.43%              1.49%             1.49%
Ratio of Net Investment Income
   (Loss) to Average Net Assets(3)         (0.16%)           (0.04%)              0.01%             (0.07%)           (0.45%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)(3)                    1.45%             1.46%               1.45%              1.48%             1.49%
Portfolio Turnover Rate                       57%               66%                 41%                40%               65%


----------
  * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.

(2)   Amount represents less than $0.01 per share.
(3)   Annualized for periods less than one year.
(4) Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.



                           CNI CHARTER FUNDS | PAGE 41

                                                                          CORPORATE BOND FUND
                                       Year ended          Year ended           Year ended         Year ended         Year ended
                                    Sept. 30, 2007(1)   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)   Sept. 30, 2003
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                  $  10.17            $  10.27             $ 10.61             $ 10.89            $ 10.65
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.42                0.39                0.37                0.37               0.44
Net Realized and Unrealized
   Gains (Losses) on Securities             0.01               (0.10)              (0.28)              (0.16)              0.23
-----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.43                0.29                0.09                0.21               0.67
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.42)              (0.39)              (0.37)              (0.38)             (0.43)
Distributions from
   Realized Capital Gains                     --                  --               (0.06)              (0.11)                --
-----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.42)              (0.39)              (0.43)              (0.49)             (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                        $  10.18            $  10.17             $ 10.27             $ 10.61            $ 10.89
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               4.30%               2.93%               0.91%               1.99%              6.47%
Net Assets End of Period (000s)         $  1,043            $  1,332             $ 1,530             $ 1,522            $   830
Ratio of Expenses to
   Average Net Assets(2)                    0.99%               1.00%               1.00%               1.00%              1.00%
Ratio of Net Investment Income
   to Average Net Assets                    4.13%               3.88%               3.55%               3.51%              4.00%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)           1.00%               1.00%               1.01%               1.04%              1.03%
Portfolio Turnover Rate                       30%                 25%                 25%                 57%                66%


----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2) Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 42

                                                                        GOVERNMENT BOND FUND
                                       Year ended         Year ended         Year ended         Year ended         year ended
                                    Sept. 30, 2007(1)  Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003(1)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                  $  10.30          $  10.42            $  10.64           $  10.95          $  11.01
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.44              0.39                0.29               0.23              0.33
Net Realized and Unrealized
   Gains (Losses) on Securities             0.04             (0.12)              (0.17)             (0.17)            (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.48              0.27                0.12               0.06              0.29
----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.43)            (0.39)              (0.28)             (0.23)            (0.34)
Distributions from
   Realized Capital Gains                     --                --               (0.06)             (0.14)            (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.43)            (0.39)              (0.34)             (0.37)            (0.35)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                        $  10.35          $  10.30            $  10.42           $  10.64          $  10.95
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               4.77%             2.63%               1.16%              0.55%             2.71%
Net Assets End of Period (000s)         $  2,632          $  1,782            $    554           $    436          $     18
Ratio of Expenses to
   Average Net Assets(2)                    0.95%             0.95%               0.95%              0.95%             0.95%
Ratio of Net Investment Income
   to Average Net Assets                    4.25%             3.81%               2.70%              2.14%             3.00%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)           1.02%             1.03%               1.04%              1.06%             1.06%
Portfolio Turnover Rate                       83%               62%                 58%               169%               54%


----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2) Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 43

                                                                   CALIFORNIA TAX EXEMPT BOND FUND
                                        Year ended         Year ended           Year ended         Year ended          Year ended
                                    Sept. 30, 2007(1)   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)   Sept. 30, 2003
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                  $  10.27            $  10.29             $ 10.44             $ 10.62            $ 10.85
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.28                0.26                0.25                0.24               0.27
Net Realized and Unrealized
   Gains (Losses) on Securities               --                0.02               (0.11)              (0.05)             (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.28                0.28                0.14                0.19               0.25
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.28)              (0.26)              (0.25)              (0.24)             (0.29)
Distributions for
   Realized Capital Gains                     --               (0.04)              (0.04)              (0.13)             (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.28)              (0.30)              (0.29)              (0.37)             (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                        $  10.27            $  10.27             $ 10.29             $ 10.44            $ 10.62
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               2.82%               2.81%               1.39%               1.84%              2.37%
Net Assets End of Period (000s)         $    922            $  1,134             $ 1,487             $ 2,439            $   732
Ratio of Expenses to
   Average Net Assets(2)                    0.75%               0.75%               0.75%               0.75%              0.75%
Ratio of Net Investment Income
   to Average Net Assets                    2.78%               2.59%               2.43%               2.29%              2.62%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)           0.87%               0.87%               0.88%               0.90%              0.90%
Portfolio Turnover Rate                       43%                 43%                 54%                 51%                68%


----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2) Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 44

                                                                          HIGH YIELD BOND FUND
                                       Year ended          Year ended           Year ended         Year ended          Year ended
                                    Sept. 30, 2007(1)   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)   Sept. 30, 2003
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                  $   8.96            $   9.04            $   9.31            $   8.95            $   8.16
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.68                0.65                0.69                0.70                0.74
Net Realized and Unrealized
   Gains (Losses) on Securities            (0.07)              (0.08)              (0.27)               0.35                0.78
-----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.61                0.57                0.42                1.05                1.52
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.66)              (0.65)              (0.69)              (0.69)              (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
Total Dividends                            (0.66)              (0.65)              (0.69)              (0.69)              (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                        $   8.91            $   8.96            $   9.04            $   9.31            $   8.95
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               6.95%               6.58%               4.54%              12.14%              19.39%
Net Assets End of Period (000s)         $ 20,121            $ 20,045            $ 21,028            $ 20,655            $ 16,878
Ratio of Expenses to
   Average Net Assets(2)                    1.30%               1.30%               1.30%               1.30%               1.30%
Ratio of Net Investment Income
   to Average Net Assets                    7.44%               7.28%               7.41%               7.56%               8.44%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)           1.40%               1.40%               1.41%               1.44%               1.43%
Portfolio Turnover Rate                       26%                 23%                 46%                 35%                 36%


----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2) Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 45
important terms to know

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

DURATION -- the sensitivity of a debt security to changes in interest rates. It takes into account both interest payments and payment at maturity.

S&P 500/CITIGROUP GROWTH INDEX -- measures the performance of all of the stocks in the Standard & Poor's 500 that are classified as growth stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

S&P 500/CITIGROUP VALUE INDEX -- measures the performance of all of the stocks in the Standard & Poor's 500 that are classified as value stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

RUSSELL 2000 INDEX -- measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL 2000 VALUE INDEX -- measures the performance of those Russell 2000 companies that have low price-to-book ratios and low forecasted growth values. The Index is reconstituted annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

RUSSELL 2500 VALUE INDEX -- measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have low price-to-book ratios and low forecasted growth values. The Index is rebalanced annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2500 market capitalization is in the Value Index.


LEHMAN INTERMEDIATE U.S. CORPORATE INDEX -- comprised of nonconvertible fixed income securities issued by corporations which have a fixed rate coupon, have between 1 and 10 years to maturity, at least $250 million par outstanding, an investment grade rating from Moody's Investors Service, Standard & Poor's Ratings or Fitch Ratings (Baa3/BBB-/BBB- or better), and are publicly registered. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN INTERMEDIATE U.S. GOVERNMENT BOND INDEX -- comprised of nonconvertible securities issued by the U.S. Government and U.S. Government agencies which have a fixed rate coupon, between 1 and 10 years to maturity, and at least $250 million par outstanding. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN CA INTERMEDIATE-SHORT MUNICIPAL INDEX -- comprised of California state-specific municipal issues which have a fixed rate coupon, have between 1 and 10 years to maturity, an investment grade rating from Moody's Investors Service or Standard & Poor's Ratings (Baa3/BBB- or better), and are publicly registered. The individual issues must also have at least $7 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

CITIGROUP HIGH YIELD MARKET INDEX -- comprised of cash-pay, deferred-interest securities and Rule 144A bonds with a minimum maturity of at least one year, a minimum amount outstanding of $100 million, and a speculative-grade rating by both Moody's Investor Service and Standard & Poor's Ratings. The issuers are domiciled in either the United States or Canada.

CITIGROUP HIGH YIELD MARKET CAPPED INDEX -- uses the same basic composition of the Citigroup High Yield Market Index, but caps the total debt of each individual issuer at $5 billion par outstanding and delays the entry of "fallen angels," or issuers recently downgraded from investment grade to high yield, into the Index.



                           CNI CHARTER FUNDS | PAGE 46

LEHMAN BROTHERS U.S. TIPS INDEX -- The Lehman Brothers U.S. TIPS Index is an unmanaged market index composed of U.S. Treasury inflation linked index securities.

BLENDED INDEX -- The Blended Index is a customized index composed of 60% in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Government/Credit Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds.

CPI + 500 BASIS POINTS -- The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI"). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time.



                           CNI CHARTER FUNDS | PAGE 47
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 48

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Additional information about the Funds' investments is available in the Fund's Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds' website at www.cnicharterfunds.com or contact:


         SEI Investments Distribution Co.
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456
         1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Fund may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Fund, please call 1-888-889-0799.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.


The Funds' Investment Company Act file number: 811-07923.


                                                                 CNI-PS-005-0700

                         CNI CHARTER FUNDS(SM) [LOGO](R)

                                [GRAPHIC OMITTED]

                       PROSPECTUS DATED JANUARY 31, 2008

Class R

--------------------------------------------------------------------------------

RCB Small Cap Value Fund

CNI CHARTER FUNDS(SM) [LOGO](R)

PROSPECTUS DATED JANUARY 31, 2008

Class R

RCB Small Cap Value Fund

INVESTMENT MANAGER:
City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.
MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents


SUMMARY ...................................................................    1

MANAGEMENT OF THE FUND ....................................................    4

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS .....................    6

HOW TO BUY AND SELL SHARES ................................................    7

DIVIDENDS AND TAXES .......................................................   14

FINANCIAL HIGHLIGHTS ......................................................   15

IMPORTANT TERMS TO KNOW ...................................................   16

PRIVACY PRINCIPLES ........................................................   17

FOR MORE INFORMATION ...............................................  back cover


More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Fund described here should request the SAI and review it before purchasing shares.


This Prospectus offers Class R shares of the RCB Small Cap Value Fund (the "Fund"), a series of CNI Charter Funds. Class R shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs, and purchase shares of the Fund through their brokers. The Fund offers other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

summary

OUR GOAL

The Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

o     Return on capital trends;

o     Cash flow and/or earnings growth;

o     Free cash flow;

o     Balance sheet integrity; and

o     Intrinsic value analysis.

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the Fund's portfolio holdings include disappointment in management or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - By investing in stocks, the Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively


                           CNI CHARTER FUNDS | PAGE 1
affected by industry and/or economic trends and developments. The Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

SMALLER CAPITALIZED COMPANIES - The Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the Fund may hold a significant percentage of a company's outstanding shares, which means that the Fund may have to sell such investments at discounts from quoted prices.

FOCUS - The Fund holds a relatively small number of securities positions, each representing a relatively large portion of the Fund's capital. Losses incurred in such positions could have a material adverse effect on the Fund's overall financial condition. The Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the Fund and may be focused on different sectors or industries than the Fund.

PAST PERFORMANCE

Class R shares of the Fund commenced operations on October 1, 2001. In the bar chart and the performance table that follow, performance results before October 1, 2001 are for shares of the RCB Small Cap Fund (the "Predecessor Fund"), which reorganized into the Fund on October 1, 2001. The bar chart and the performance table thus illustrate some of the risks and volatility of an investment in the Fund for the indicated periods. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows performance based on a calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would have been less than those shown.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1999     2000     2001     2002     2003     2004    2005     2006     2007
-----------------------------------------------------------------------------
17.85%   12.87%   21.40%  (10.81)%  47.81%   19.36%  (1.61)%  13.49%  (11.81)%


                      Best Quarter            Worst Quarter
                        27.73%                  (20.23)%
                      (Q2 2003)                (Q3 2002)



                           CNI CHARTER FUNDS | PAGE 2

This table shows the average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of indices comprised of companies similar to those held by the Fund.

RCB Small Cap                                       Since Inception
Value Fund*                 One Year    Five Years     (9/30/98)
-------------------------------------------------------------------
Return Before Taxes         (14.88)%      10.89%         12.93%
Return After Taxes
   on Distributions(1)      (18.20)%       9.75%         12.04%
Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                 (7.51)%       9.25%         11.26%
Russell 2000 Index(2)        (1.57)%      16.25%          9.76%
Russell 2000 Value
   Index(2)                  (9.78)%      15.80%         11.67%
Russell 2500 Value
   Index(2)                  (7.27)%      16.17%         11.99%


*     Fund returns reflect a 3.50% sales charge.
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold Class R shares of the Fund.

SHAREHOLDER FEES
   (fees paid directly from your investment)
Maximum sales charge (load) imposed on
   purchases (as a percentage of
   offering price)                                     3.50%
Maximum deferred sales charge (load)                    None


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                        0.85%
Distribution (12b-1) Fees                              0.25%
Other Expenses**                                       0.51%
------------------------------------------------------------
Total Annual Fund Operating Expenses                   1.61%
(Shareholder Servicing Fee Waiver)***                 (0.25%)
------------------------------------------------------------
Net Annual Fund Operating Expenses****                 1.36%


   * The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.

  ** "Other Expenses" have been restated to include transfer agency fees of 0.16% of the Fund's average net assets, based on the Fund's net assets as of January 15, 2008. The Fund's transfer agent, which has previously waived such fees, will begin to receive such fees commencing February 1, 2008. "Other Expenses" also include shareholder servicing fees of 0.25% of the Fund's average net assets which the Fund is obligated to pay to City National Bank ("CNB") pursuant to a shareholder servicing agreement.

 *** CNB has contractually agreed to waive its shareholder servicing fees for the period ending January 30, 2009.
**** THE FUND'S SUB-ADVISER HAS CONTRACTUALLY AGREED TO LIMIT ITS FEES OR REIMBURSE THE FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS
      R TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.49%. Any fee reductions or reimbursements may be repaid to the Fund's subadvisor within 3 years after they occur if such repayments can be achieved within the Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class R shares of the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the RCB Small Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year          3 Years          5 Years         10 Years
---------------------------------------------------------
 $484             $817            $1,173          $2,174
---------------------------------------------------------



                           CNI CHARTER FUNDS | PAGE 3
management of the fund

INVESTMENT ADVISOR


REED CONNER & BIRDWELL LLC (the "Investment Advisor"), a wholly owned subsidiary of City National Corporation, currently serves as the Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with City National Asset Management, Inc. ("CNAM"). The Investment Advisor's address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025.As of December 31, 2007, the Investment Advisor managed assets of approximately $3.2 billion for individual and institutional investors. The Investment Advisor and its predecessor have been engaged in the investment advisory business for over 45 years.

Jeffrey Bronchick, Principal, Chief Investment Officer and Portfolio Manager/Analyst and Thomas D. Kerr, Principal and Portfolio Manager/Analyst, are principally responsible for the management of the Fund. They have been associated with the Investment Advisor or its predecessor since 1989 and 1994, respectively.


INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Fund with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s, with approximately $6.3 billion in assets under management as of December 31, 2007. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2007, CNB and its affiliates had approximately $59 billion in assets under administration, which includes $37.8 billion in assets under management.

CNAM received for its investment management services a fee at the annual rate of 0.85% of the average daily net assets of the Fund, all of which CNAM paid to the Investment Advisor for the fiscal year ended September 30, 2007.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement with CNAM and CNAM's sub-advisory agreement with the Investment Advisor is available in the Fund's Annual Report for the most recent fiscal year ended September 30.


ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 4

DISTRIBUTION OF FUND SHARES


The Fund has adopted a plan (the "Plan") for its Class R shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Fund to pay to the Distributor distribution fees of 0.25% of the average daily net assets of the Class R shares for the sale and distribution of the Class R shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES


The Fund is subject to a shareholder services agreement that allows the Fund to pay fees to CNB and its affiliates for services provided to Class R shareholders. Because these fees are paid out of the Fund's assets, over time these fees will also increase the cost of your investment. Fees under the shareholder services agreement, as a percentage of average daily net assets, are 0.25% for Class R shares of the Fund.



                           CNI CHARTER FUNDS | PAGE 5
non-principal investment strategies and related risks

The following risks of the Fund referred to below are related to investment strategies that are material but not principal strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above. See the fundamental risks described with respect to the Fund under the section entitled "Summary."


FOREIGN SECURITIES - The Fund may invest up to 20% of its assets in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.


DEFENSIVE INVESTMENTS - The strategies described in this prospectus are those the Fund uses under normal circumstances. At the discretion of the Fund's portfolio managers, we may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. The Fund is not required or expected to take such a defensive posture, but if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.


PORTFOLIO TURNOVER - The Fund will sell a security when its portfolio manager believes it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, the Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.


                           CNI CHARTER FUNDS | PAGE 6
how to buy and sell shares


Here are the details you should know about how to purchase and sell (sometimes called "redeem") shares.

How and when we calculate the Fund's net asset value ("NAV") determines the price at which you will buy or sell shares. We calculate the NAV of the Fund as of the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. The Fund reserves the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

You may purchase shares of the Fund through approved broker-dealers or other financial institutions (each an "Authorized Institution"). If your Authorized Institution receives your purchase or redemption order from you before close of trading on the NYSE, we will price your order at that day's NAV. If your Authorized Institution receives your order after close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Fund before close of trading on the NYSE.


HOW TO BUY SHARES

BY TELEPHONE - To open an account by telephone, call 1-888-889-0799 to obtain instructions and a fax number to which you should send your completed account application. We will establish your account and contact you with your new account number. After you have obtained an account number, you may instruct your bank to wire the amount of your investment to (your bank may charge a fee to wire money):

                                  Citibank, NA
                               New York, New York
                                 ABA # 021000089
                   for credit to: Citigroup Fund Services, LLC
                               Account # 30576692
                          Re: RCB Small Cap Value Fund
                                   [Your name]
                              [Your account number]

BY MAIL - To open an account by mail, please send to us your completed account application, together with a check made payable to:


                                CNI Charter Funds
                                P.O. Box 182218
                             Columbus, OH 43218-2218


Or, for overnight mailings:


                                CNI Charter Funds
                                3435 Stelzer Road
                                Columbus, OH 43219

All investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be made payable in U.S. dollars and must be drawn on U.S. financial institutions. Checks must be made payable to CNI Charter Funds. The Fund does not accept purchases made by third party check, credit card check, cash or cash equivalents, including money orders, cashier's checks, bank drafts and traveler's checks.


THROUGH YOUR AUTHORIZED INSTITUTION - You may also purchase shares of the Fund through an Authorized Institution. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. Consult a representative of your Authorized Institution for further information.

You may also purchase shares of the Fund by wire. Contact your Authorized Institution to make a


                           CNI CHARTER FUNDS | PAGE 7

Federal Funds wire payment. Your Authorized Institution may charge a fee for this service. Consult a representative of your Authorized Institution for further information.

THROUGH AUTOMATED CLEARING HOUSE - You may also purchase additional shares through ACH, which is an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. Call 1-888-889-0799 to request an ACH transaction.


The Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.


FOREIGN INVESTORS

The Fund does not accept investments by non-U.S. persons.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


                           CNI CHARTER FUNDS | PAGE 8

HOW TO SELL SHARES

BY MAIL - To redeem shares by mail, prepare a written request including:

      o     Your name(s) and signature(s);

      o The name of the Fund (the RCB Small Cap Value Fund) and your account number;

      o     The dollar amount or number of shares you want to redeem;

      o     How and where to send your proceeds;

      o A signature guarantee, if required (see "Signature Guarantee Requirements" below); and

      o Any other required documentation, such as corporate resolutions or trust documents.

Mail your request and documentation to us (see "How to Buy Shares - By Mail" above).

BY WIRE - You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. Wire requests are only available if your redemption is for $5,000 or more.

To request a wire redemption, mail us your request (see "How to Buy Shares - By Mail" above) or call us with your request (see "By Telephone" below). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

BY TELEPHONE - You may only request payment of your redemption proceeds by telephone if you have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

To redeem shares by telephone, call us with your request at 1-888-889-0799. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - see "By Wire" above).

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. The Fund will not be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

REDEMPTIONS THROUGH AUTHORIZED INSTITUTIONS - If you hold shares through an Authorized Institution, you must redeem your shares through that Authorized Institution. Contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

SYSTEMATIC WITHDRAWAL PLAN - If you own shares of the Fund with an aggregate value of at least $10,000, you may make regular withdrawals from your account once a month or once a quarter on a specified date. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account. Systematic withdrawals must be for at least $100.

To set up periodic withdrawals, complete the "Systematic Withdrawal Plan" section on your account application and mail it to us with a voided check, if applicable, for the account into which you would like the withdrawal proceeds deposited. These payments are sent from your account to a designated bank account by ACH payment. To redeem your shares using ACH payments, call us at 1-888-889-0799.

MISCELLANEOUS - Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but not later than seven days after the receipt of your request.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly


                           CNI CHARTER FUNDS | PAGE 9
unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Fund may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES

Currently, Class R shares are not exchangeable for any other class of shares in the Fund or for shares in any of the other CNI Charter Funds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages short-term or other excessive trading (such as market timing) into and out of the Fund because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Fund does not accommodate frequent purchases and redemptions of Fund shares and reserves the right to reject or cancel (generally within one business day) without any prior notice, any purchase order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution.

Citigroup Fund Services, LLC (the "Transfer Agent"), sub-transfer agent to Class R shares of the Fund, has procedures in place designed to detect and prevent market timing activity. The Transfer Agent currently monitors for various patterns in trading activity in client accounts, including omnibus accounts, such as two "round trips" within a 90-day period. The Fund defines "round trip" as a purchase and sale of shares of the Fund within 30 days. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Fund does attempt to review excessive trading at the omnibus level and works with each intermediary in enforcing the Fund's policies and procedures if suspicious activity is detected. In addition, the Fund's distributor has received assurances from each financial intermediary which sells shares of the Fund that it has procedures in place to monitor for excessive trading. If the Fund or its service providers find what they believe may be market timing activity in an omnibus account with respect to the Fund, they will contact management of the Fund, who will review the activity and determine what action, if any, the Fund will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Fund or its service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Fund through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

HOW WE CALCULATE NAV

NAV for one share of a class of the Fund is the value of that share's portion of the net assets (I.E., assets less liabilities) attributable to that class of the Fund. We calculate the NAV of each class of the Fund by dividing the total net value of the assets attributable to that class by the number of



                           CNI CHARTER FUNDS | PAGE 10
outstanding shares of that class. We base the values of the Fund's investments on their market values, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable, fair value prices may be determined by the Fund's Fair Value Committee in good faith using methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV, the Fair Value Committee will determine the security's fair value. In determining the fair value of a security, the Fair Value Committee will consider the Investment Advisor's valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. More details about how we calculate the NAV for the Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

You may open an account with a $25,000 investment in the Fund, and thereafter may make additional investments of $1,000 or more at any time. You may open a retirement plan account (E.G., an IRA) with a $1,000 investment, and may thereafter make additional investments of $100 or more at any time.

AUTOMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, thrift or savings and loan, you may establish an Automatic Investment Plan. You may then begin regularly scheduled investments of at least $100 per month through automatic deductions from your checking or savings account. To participate in the Automatic Investment Plan, complete the appropriate section on your account application form.

SALES CHARGES

Class R shares of the Fund are sold subject to a front-end sales charge. The offering price of Class R shares of the Fund is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The sales charge declines with the size of your purchase, as shown below:


                                       As a Percentage of    As a Percentage of
 Your Investment                        Offering Price      Your Net Investment
--------------------------------------------------------------------------------
Less than $50,000                             3.50%                3.63%

$50,000 but less than $100,000                3.00%                3.09%

$100,000 but less than $200,000               2.50%                2.56%

$200,000 but less than $300,000               2.00%                2.04%

$300,000 but less than $500,000               1.00%                1.01%

$500,000 or more                               None                 None


REDUCED SALES CHARGES

RIGHTS OF ACCUMULATION - In calculating the appropriate sales charge rate, you may add the value of the Class R shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class R shares you


                           CNI CHARTER FUNDS | PAGE 11
purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class R shares purchased previously that were sold subject to a sales charge. As a result, Class R shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT - You may purchase Class R shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class R shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class R shares sold subject to a sales charge. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE - When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class R shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class R shares you purchase with a Letter of Intent.

WAIVERS OF SALES CHARGES

AFFILIATES - The front end sales charge will be waived on Class R shares bought by: (i) officers, trustees, directors and full time employees of CNI Charter Funds, the Investment Advisor, CNAM, the Distributor to the Fund, affiliates of such companies, and by their family members; (ii) institutions, their employees and individuals who are direct investment advisory clients of the Investment Advisor or CNAM and their family members; (iii) registered representatives and employees of firms which have sales agreements with the Distributor to the Fund;
(iv) investment advisors, financial planners or other intermediaries who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services; (v) clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediaries on the books and records of the broker or agent; (vi) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts"; (vii) foundations, endowments and other organizations exempt from taxation under Section 501(c)(3) of the Internal Revenue Code; (viii) paid subscribers to electronic or other financial media services which have an association with the Investment Advisor or CNAM, their principals and officers; (ix) investors who purchase shares with redemption proceeds of another mutual fund within 60 days of such redemption, provided that the investors paid a sales charge on the original shares


                           CNI CHARTER FUNDS | PAGE 12
redeemed; and (x) such other persons who are determined to have acquired shares under circumstances not involving any sales expense to the Fund or the Distributor.

If an investor qualifies for a waiver of front end sales charge, the investor should complete the appropriate portion of the application identifying the reasons why the investor falls under any of the preceding provisions. When making a purchase at NAV pursuant to provision (viii), investors who qualify for such purchases should clearly identify the services to which they subscribe and their subscriber number in the "Reduced Sales Charges" section of the Fund's Account Application. In addition, when making a purchase at NAV pursuant to provision (ix), the investor should forward to us either (a) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (b) a copy of the confirmation from the other fund showing the redemption transaction. Existing shareholders of the Fund who qualify for this privilege should call the Fund at 1-888-889-0799 for instructions on how to make subsequent purchases of Class R shares at net asset value.

Investors who qualify to buy Class R shares at net asset value may be charged a fee by their Authorized Institution if they effect transactions in the Fund's shares through an Authorized Institution.

REINVESTMENT - If you redeem your Class R shares, you may reinvest into Class R shares all or any part of the proceeds of your redemption within 90 days from the date of your redemption without being subject to a sales charge. To take advantage of this option, you must inform us of your intent within 90 days of the date of your redemption.

GENERAL INFORMATION ABOUT SALES CHARGES

Your Authorized Institution is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your Authorized Institution may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Investment Advisor or CNAM, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities laws.

The Fund makes available without charge this Prospectus, including the information regarding sales charges and reductions and waivers of such charges, on its internet website, at www.cnicharterfunds.com, under the "View Prospectus" link.

LOST ACCOUNTS

We will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless we determine your new address. When an account is lost, all distributions on the account will be reinvested in additional Class R shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to us will be reinvested and the checks will be canceled. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:

o     Redemption requests for $50,000 or more;

o     Changes to a shareholder's record name;

o Redemption from an account for which the address or account registration has changed within the last 30 days;

o Sending proceeds to any person, address, brokerage firm or bank account not on record;

o Sending proceeds to an account with a different registration (name or ownership) from yours; and

o Changes to telephone or wire redemption privileges and adding or changing bank instructions.


                           CNI CHARTER FUNDS | PAGE 13
dividends and taxes

DIVIDENDS

We will declare and distribute investment income, if any, annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. Following its fiscal year end (September 30), the Fund may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct us or your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after we or your Authorized Institution receives your written notice. To cancel your election, please send us or your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from the Fund may be taxable whether or not you reinvest them in the Fund. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of the Fund's shares will be treated as a sale, and any gain on the transaction may be taxable.

You must provide us or your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

If you plan to purchase shares of the Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

More information about taxes is contained in the SAI.


                           CNI CHARTER FUNDS | PAGE 14
financial highlights


The following financial highlights tables are intended to help you understand the Fund's financial performance. Information for the years indicated below has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's 2007 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights table is for a share of the Fund outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                      Year ended           Year ended         Year ended          Year ended           Year ended
                                   Sept. 30, 2007(1)   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)   Sept. 30, 2003(1)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                  $  27.93            $  28.27            $  27.09            $  21.81            $  15.02
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)               (0.05)              (0.01)               0.01               (0.02)              (0.07)
Net Realized and
   Unrealized Gains
   (Losses) on Securities                   2.97                0.04                2.54                5.38                6.86
------------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       2.92                0.03                2.55                5.36                6.79
------------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                      --               (0.00)(2)              --                  --                  --
Distributions from
   Realized Capital Gains                  (0.47)              (0.37)              (1.37)              (0.08)                 --
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.47)              (0.37)              (1.37)              (0.08)                 --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                        $  30.38            $  27.93            $  28.27            $  27.09            $  21.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              10.43%               0.14%               9.56%              24.63%              45.21%
Net Assets
   End of Period (000s)                 $ 40,944            $ 45,836            $ 57,787            $ 36,473            $ 14,267
Ratio of Expenses to
   Average Net Assets(3)                    1.44%               1.45%               1.43%               1.49%               1.49%
Ratio of Net Investment
   Income (Loss) to Average
   Net Assets                              (0.17)%             (0.04)%              0.02%              (0.07)%             (0.41)%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers
   & Recaptured Fees)                       1.45%               1.46%               1.45%               1.48%               1.49%
Portfolio Turnover Rate                       57%                 66%                 41%                 40%                 65%
------------------------------------------------------------------------------------------------------------------------------------


  * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Amount represents less than $0.01 per share.
(3) Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 15
important terms to know

RUSSELL 2000 INDEX -- measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL 2000 VALUE INDEX -- measures the performance of those Russell 2000 companies that have low price-to-book ratios and low forecasted growth values. The Index is reconstituted annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

RUSSELL 2500 VALUE INDEX -- measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have low price-to-book ratios and low forecasted growth values. The Index is rebalanced annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2500 market capitalization is in the Value Index.


                           CNI CHARTER FUNDS | PAGE 16
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 17

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Fund's website at www.cnicharterfunds.com or contact:


         SEI Investments Distribution Co.
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456
         1-888-889-0799

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-001-0800

                         CNI CHARTER FUND(SM) [LOGO](R)
                                [GRAPHIC OMITTED]

                        PROSPECTUS DATED JANUARY 31, 2008

Institutional Class

--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fundx

CNI CHARTER FUNDS(SM) [LOGO](R)

PROSPECTUS DATED JANUARY 31, 2008

Institutional Class

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund



INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS

   Prime Money Market Fund
      (the "Prime Money Fund") ............................................    1

   Government Money Market Fund
      (the "Government Money Fund") .......................................    4

   California Tax Exempt Money Market Fund
      (the "California Money Fund") .......................................    7

MANAGEMENT OF THE FUNDS ...................................................   10

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   12

DIVIDENDS AND TAXES .......................................................   16

FINANCIAL HIGHLIGHTS ......................................................   17

IMPORTANT TERMS TO KNOW ...................................................   19

PRIVACY PRINCIPLES ........................................................   20

FOR MORE INFORMATION ..............................................   back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.


This Prospectus offers Institutional Class shares of the Prime Money Fund, the Government Money Fund and the California Money Fund (each a "Fund" and together, the "Funds" or the "Money Funds") series of CNI Charter Funds. Only financial institutions and financial intermediaries may purchase Institutional Class shares for their own accounts or on behalf of their customers. The Funds also offer Class A and Class S shares which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

prime money fund

OUR GOAL

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goal of the Prime Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments. The securities held by the Prime Money Fund must, in our opinion, present minimal credit risk. The Prime Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The Prime Money Fund's principal investments are as follows:

o     Commercial paper and short-term corporate obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government;

o     Repurchase agreements involving these obligations; and

o Shares of investment companies that invest exclusively in the same types of securities as the Prime Money Fund.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE PRIME MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Prime Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Prime Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Prime Money Fund. An investment in the Prime Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Prime Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Prime Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - The securities in which the Prime Money Fund invests, and the strategies described in this Prospectus, are those that the Prime Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Prime Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Prime Money Fund's investment goal.


                           CNI CHARTER FUNDS | PAGE 1

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GOVERNMENT-SPONSORED ENTITIES RISK - Although the Prime Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Prime Money Fund for the indicated periods. Of course, the Prime Money Fund's past performance (before and after taxes) does not necessarily indicate how the Prime Money Fund will perform in the future.

This bar chart shows the performance of the Prime Money Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

         1999   2000   2001   2002   2003   2004   2005   2006   2007
        ---------------------------------------------------------------
         4.67%  5.94%  3.54%  1.16%  0.56%  0.79%  2.64%  4.52%  4.73%

                   Best Quarter                Worst Quarter
                      1.53%                        0.12%
                    (Q3 2000)                    (Q4 2003)


This table shows the Prime Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                                Since Inception
                                        One Year   Five Years      (3/23/98)
--------------------------------------------------------------------------------
Prime Money Fund                          4.73%       2.63%          3.31%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Prime Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 2

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FEES AND EXPENSES OF THE PRIME MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Prime Money Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Prime Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                            0.25%
Other Expenses
      Shareholder Servicing Fee                                     0.25%
      Other Fund Expenses                                           0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                     0.60%


 * The "Management Fee" is an annual fee, payable monthly out of the Prime Money Fund's net assets.
** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE PRIME MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.63%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Prime Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Institutional Class shares of the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                 3 Years                 5 Years                  10 Years
--------------------------------------------------------------------------------
  $61                    $192                    $335                     $750
--------------------------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 3

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government money fund

OUR GOALS

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the Government Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term U.S. Government bonds and notes. We will invest at least 80% of our assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government. The securities held by the Government Money Fund must, in our opinion, present minimal credit risk. The Government Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Using a top-down strategy and bottom-up security selection, we seek securities with an acceptable maturity that are marketable and liquid and offer competitive yields. We also consider factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Government Money Fund as a whole.

TYPES OF SECURITIES

The Government Money Fund invests primarily in money market instruments including:

o     U.S. Treasury Obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

o     Repurchase agreements involving these obligations.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Government Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Government Money Fund. An investment in the Government Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund's yield will typically rise, but not as quickly as market rates.


                           CNI CHARTER FUNDS | PAGE 4

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - The securities in which the Government Money Fund invests, and the strategies described in this Prospectus, are those that the Government Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Government Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Government Money Fund's investment goals.

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Government Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Government Money Fund for the indicated periods. Of course, the Government Money Fund's past performance (before and after taxes) does not necessarily indicate how the Government Money Fund will perform in the future.

This bar chart shows the performance of the Government Money Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              2001    2002    2003    2004    2005    2006    2007
              -----------------------------------------------------
              3.63%   1.15%   0.57%   0.79%   2.56%   4.45%   4.61%

                   Best Quarter                Worst Quarter
                       1.33%                       0.12%
                    (Q1 2001)                    (Q1 2004)


This table shows the Government Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                                Since Inception
                                        One Year   Five Years       (4/3/00)
--------------------------------------------------------------------------------
Government Money Fund                     4.61%       2.58%          2.86%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Government Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 5

FEES AND EXPENSES OF THE GOVERNMENT MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Government Money Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Government Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                            0.26%
Other Expenses
      Shareholder Servicing Fee                                     0.25%
      Other Fund Expenses                                           0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                     0.61%

 * The "Management Fee" is an annual fee, payable monthly out of the Government Money Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE GOVERNMENT MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.63%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Government Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Institutional Class shares of the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1Year                 3 Years                 5 Years                  10 Years
--------------------------------------------------------------------------------
  $62                    $195                    $340                     $762
--------------------------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 6
california money fund

OUR GOALS

The California Money Fund is a tax exempt money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the California Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term California municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the California municipal securities market. We invest at least 80% of the California Money Fund's net assets in municipal money market securities that pay interest that is expected to be exempt from federal and California state personal income tax and which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). This means that up to 20% of the securities we may invest in may be subject to the AMT, although we do not currently intend to invest in such securities. The securities held by the California Money Fund must, in our opinion, present minimal credit risk. The California Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The California Money Fund invests primarily in money market instruments including:

o Securities that pay interest which is not a preference item for purposes of the AMT;

o Municipal obligations that pay interest which is expected to be exempt from California state personal income taxes; and

o High quality municipal bonds, notes and tax exempt commercial paper. High quality bonds are those rated within the two highest grades by nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group and/or Moody's Investors Services, or equivalent quality for unrated securities.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the California Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the California Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the California Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the California Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

CALIFORNIA RISK FACTORS - The California Money Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. Because the California Money Fund concentrates its investments in California municipal securities, the


                           CNI CHARTER FUNDS | PAGE 7

California Money Fund is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. These may include legislative and policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer. See the SAI for more detailed information regarding California developments.

TAXES - Although one of the California Money Fund's goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the AMT.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the California Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the California Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - At the discretion of the investment manager, the California Money Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities for temporary liquidity or defensive purposes. Such a stance may help the California Money Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the California Money Fund may not achieve its investment goals.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the California Money Fund for the indicated periods. Of course, the California Money Fund's past performance (before and after taxes) does not necessarily indicate how the California Money Fund will perform in the future.

This bar chart shows the performance of the California Money Fund's Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             2001    2002    2003    2004    2005    2006    2007
             -----------------------------------------------------
             1.97%   0.90%   0.53%   0.68%   1.79%   2.79%   2.96%


                   Best Quarter                Worst Quarter
                      0.77%                        0.09%
                    (Q2 2007)                    (Q3 2003)

This table shows the California Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                                Since Inception
                                        One Year   Five Years      (4/3/00)
--------------------------------------------------------------------------------
California Money Fund                     2.96%       1.74%          1.82%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the California Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 8

FEES AND EXPENSES OF THE CALIFORNIA MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the California Money Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the California Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                            0.27%
Other Expenses
      Shareholder Servicing Fee                                     0.25%
      Other Fund Expenses                                           0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                     0.62%


 * The "Management Fee" is an annual fee, payable monthly out of the California Money Fund's net assets.
** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE CALIFORNIA MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.55%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the California Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Institutional Class shares of the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                  3 Years                 5 Years                 10 Years
--------------------------------------------------------------------------------
 $63                     $199                    $346                     $774
--------------------------------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 9
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s, with approximately $6.3 billion in assets under management as of December 31, 2007. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2007, CNB and its affiliates had approximately $59 billion in assets under administration, which includes $37.8 billion in assets under management.

CNAM received a fee for its investment management services at an annual rate of 0.25% of average annual net assets of the Prime Money Fund, 0.26% of average annual net assets of the Government Money Fund and 0.21% of average annual net assets of the California Money Fund for the fiscal year ended September 30, 2007. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement with CNAM is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


All investment decisions for the Money Funds are made by CNAM's Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

SUB-ADVISORS

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to retain any sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to retain, terminate or replace a sub-advisor to any of the Funds with the approval of the Board of Trustees, but without obtaining shareholder approval. CNAM may not retain an affiliated sub-advisor without the approval of the shareholders of the applicable Fund. Shareholders will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor the sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                           CNI CHARTER FUNDS | PAGE 10

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

SHAREHOLDER SERVICING FEES


The Funds are subject to a shareholder service plan that allows the Funds to pay fees to CNB and its affiliates for services provided to Institutional Class shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment. Shareholder servicing fees under that plan, as a percentage of average daily net assets, are 0.25% for Institutional Class shares of the Funds.



                           CNI CHARTER FUNDS | PAGE 11
how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares.

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.


How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. NAV calculations are made once each day, usually at 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and at 2:00 p.m. Eastern time for the California Money Fund. Shares may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day.

If your Authorized Institution receives your purchase, redemption or exchange order from you on a business day before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund, we will price your order at that day's NAV. If your Authorized Institution receives your order from you on a business day after these times, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before the trading deadline.


HOW TO BUY SHARES


To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.


FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


                           CNI CHARTER FUNDS | PAGE 12

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.


In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill the Authorized Institution's legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in


                           CNI CHARTER FUNDS | PAGE 13
kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES


You may exchange Institutional Class shares of a Fund for Institutional Class shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of CNI Charter Funds (the "Trust") has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the series of the Trust. The Trust discourages short-term or other excessive trading (such as market timing) into and out of the series of the Trust, except with respect to the Money Funds as discussed below, because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust does not accommodate frequent purchases and redemptions of shares of its series other than the Money Funds.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Fund and any other non-money market fund series of the Trust, frequent trading will be monitored in conjunction with the Trust's frequent trading procedures as described below.


The Trust reserves the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. The Trust may exercise such right in the event it determines that a purchase or exchange order is disruptive to the portfolio management of the Money Funds or any other series of the Trust.


SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Trust (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Trust's market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor


                           CNI CHARTER FUNDS | PAGE 14
for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.


Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Trust receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Trust does attempt to review excessive trading at the omnibus level and works with each intermediary in enforcing the Trust's policies and procedures if suspicious activity is detected. In addition, the Trust's distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Trust or its service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Trust, who will review the activity and determine what action, if any, the Trust will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Trust or its service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

HOW WE CALCULATE NAV

NAV for one share of a class of a Fund is the value of that share's portion of the net assets (I.E., assets less liabilities) attributable to that class of that Fund. Shares of each Fund are priced at NAV, which is expected to remain constant at $1.00. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. Securities are valued at amortized cost, which is expected to approximate market value. More details about how we calculate the NAV for each Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                           CNI CHARTER FUNDS | PAGE 15
dividends and taxes

DIVIDENDS

We will declare dividends each day the NAV is calculated, pay dividends monthly, and pay net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

The California Money Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal securities. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal and California state income tax, to the extent that it derives its net investment income from interest on municipal securities. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal securities, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.


                           CNI CHARTER FUNDS | PAGE 16
financial highlights


The following financial highlights tables are intended to help you understand the Funds' financial performance. Information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2007 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights is for an Institutional Class share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned on an Institutional Class investment in each Fund during the period (assuming reinvestment of all dividends and distributions).

                                                                       PRIME MONEY FUND

                                      Year ended       Year ended       Year ended       Year ended       Year ended
                                    Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.047            0.041            0.021            0.006            0.007
----------------------------------------------------------------------------------------------------------------------
Total from Operations                     0.047            0.041            0.021            0.006            0.007
----------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                 (0.047)          (0.041)          (0.021)          (0.006)          (0.007)
----------------------------------------------------------------------------------------------------------------------
Total Dividends                          (0.047)          (0.041)          (0.021)          (0.006)          (0.007)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                      $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              4.85%            4.17%            2.10%            0.58%            0.68%
Net Assets End of Period (000's)      $ 438,639        $ 388,171        $ 332,393        $ 367,209        $ 287,087
Ratio of Expenses to
   Average Net Assets(1)                   0.59%            0.59%            0.60%            0.63%            0.63%
Ratio of Net Investment Income
   to Average Net Assets                   4.74%            4.12%            2.05%            0.59%            0.68%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)          0.60%            0.60%            0.61%            0.63%            0.64%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 17

                                                                   GOVERNMENT MONEY FUND

                                       Year ended       Year ended       Year ended       Year ended       Year ended
                                     Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                 $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.047            0.040            0.020            0.006            0.007
----------------------------------------------------------------------------------------------------------------------
Total from Operations                     0.047            0.040            0.020            0.006            0.007
----------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                 (0.047)          (0.040)          (0.020)          (0.006)          (0.007)
----------------------------------------------------------------------------------------------------------------------
Total Dividends                          (0.047)          (0.040)          (0.020)          (0.006)          (0.007)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              4.77%            4.08%            2.05%            0.57%            0.70%
Net Assets End of Period (000's)       $ 47,858         $ 52,782         $ 32,039         $ 43,608         $ 56,841
Ratio of Expenses to
   Average Net Assets(1)                   0.60%            0.60%            0.61%            0.63%            0.63%
Ratio of Net Investment Income
   to Average Net Assets                   4.67%            4.11%            1.97%            0.56%            0.68%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)          0.61%            0.61%            0.62%            0.64%            0.64%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                                                                   CALIFORNIA MONEY FUND

                                       Year ended       Year ended       Year ended       Year ended       Year ended
                                     Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                 $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.030            0.026            0.015            0.005            0.006
----------------------------------------------------------------------------------------------------------------------
Total from Operations                     0.030            0.026            0.015            0.005            0.006
----------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                 (0.030)          (0.026)          (0.015)(1)       (0.005)          (0.006)
----------------------------------------------------------------------------------------------------------------------
Total Dividends                          (0.030)          (0.026)          (0.015)(1)       (0.005)          (0.006)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              3.01%            2.62%            1.51%            0.52%            0.62%
Net Assets End of Period (000's)       $ 89,237         $ 85,014         $ 73,211         $ 79,413         $ 87,820
Ratio of Expenses to
   Average Net Assets(2)                   0.55%            0.55%            0.55%            0.55%            0.55%
Ratio of Net Investment Income
   to Average Net Assets                   2.97%            2.60%            1.46%            0.51%            0.59%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)          0.62%            0.62%            0.63%            0.65%            0.65%

----------
* Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Includes a realized capital gain distribution of less than $0.001.
(2) Ratio includes waivers and previously waived advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 18
important terms to know

LIQUIDITY -- the ability to turn investments into cash.

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.


                           CNI CHARTER FUNDS | PAGE 19
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 20

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds' website at www.cnicharterfunds.com or contact:

                        SEI Investments Distribution Co.
                        One Freedom Valley Drive
                        Oaks, Pennsylvania 19456
                        1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-008-0700

                         CNI CHARTER FUNDS(SM) [LOGO](R)

                                [GRAPHIC OMITTED]

                        PROSPECTUS DATED JANUARY 31, 2008

Class N

--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

CNI CHARTER FUNDS(SM) [LOGO](R)

PROSPECTUS DATED JANUARY 31, 2008

Class N

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS

      Prime Money Market Fund
        (the "Prime Money Fund"). ........................................    1

      Government Money Market Fund
        (the "Government Money Fund") ....................................    4

      California Tax Exempt Money Market Fund
        (the "California Money Fund") ....................................    7

MANAGEMENT OF THE FUNDS. .................................................   10

HOW TO BUY, SELL AND EXCHANGE SHARES .....................................   12

DIVIDENDS AND TAXES. .....................................................   16

FINANCIAL HIGHLIGHTS .....................................................   17

IMPORTANT TERMS TO KNOW ..................................................   20

PRIVACY PRINCIPLES .......................................................   21

FOR MORE INFORMATION ............................................    back cover


More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.


This Prospectus offers Class N shares of the Prime Money Fund, the Government Money Fund and the California Money Fund (each a "Fund" and together, the "Funds" or the "Money Funds") series of CNI Charter Funds. Class N shares are intended for individual investors, partnerships, corporations and other accounts that have short-term investment needs. The Funds also offer Institutional Class and Class S shares which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

prime money fund

OUR GOAL

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goal of the Prime Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments. The securities held by the Prime Money Fund must, in our opinion, present minimal credit risk. The Prime Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The Prime Money Fund's principal investments are as follows:

o     Commercial paper and short-term corporate obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government;

o     Repurchase agreements involving these obligations; and

o Shares of investment companies that invest exclusively in the same types of securities as the Prime Money Fund.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE PRIME MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Prime Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Prime Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Prime Money Fund. An investment in the Prime Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Prime Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Prime Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - The securities in which the Prime Money Fund invests, and the strategies described in this Prospectus, are those that the Prime Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Prime Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Prime Money Fund's investment goal.


                           CNI CHARTER FUNDS | PAGE 1

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Prime Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S.
Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Prime Money Fund for the indicated periods. Of course, the Prime Money Fund's past performance (before and after taxes) does not necessarily indicate how the Prime Money Fund will perform in the future.

This bar chart shows the performance of the Prime Money Fund's Class N shares based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      2000     2001     2002     2003     2004    2005     2006     2007
      -------------------------------------------------------------------
      5.70%    3.31%    0.94%    0.34%    0.57%   2.42%    4.29%    4.51%

                      Best Quarter      Worst Quarter
                         1.47%             0.06%
                       (Q3 2000)         (Q4 2003)


This table shows the Prime Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                           Since Inception
                                   One Year    Five Years     (10/18/99)
       -------------------------------------------------------------------
       Prime Money
          Fund                       4.51%        2.41%          2.80%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Prime Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 2

FEES AND EXPENSES OF THE PRIME MONEY FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Prime Money Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Prime Money Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                         0.25%
Distribution (12b-1) Fee                                                0.50%
Other Expenses
    Shareholder Servicing Fee                                   0.25%
    Other Fund Expenses                                         0.10%
Total Other Expenses                                                    0.35%
-----------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                                           1.10%


* The "Management Fee" is an annual fee, payable monthly out of the Prime Money Fund's net assets.
** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE PRIME MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.85%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Prime Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class N shares of the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year           3 Years          5 Years          10 Years
-----------------------------------------------------------
 $112              $350             $606             $1,340
-----------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 3
government money fund

OUR GOALS

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the Government Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term U.S. Government bonds and notes. We will invest at least 80% of our assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government. The securities held by the Government Money Fund must, in our opinion, present minimal credit risk. The Government Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Using a top-down strategy and bottom-up security selection, we seek securities with an acceptable maturity that are marketable and liquid and offer competitive yields. We also consider factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Government Money Fund as a whole.

TYPES OF SECURITIES

The Government Money Fund invests primarily in money market instruments including:

o     U.S. Treasury Obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

o     Repurchase agreements involving these obligations.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Government Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Government Money Fund. An investment in the Government Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.


                           CNI CHARTER FUNDS | PAGE 4

DEFENSIVE INVESTMENTS - The securities in which the Government Money Fund invests, and the strategies described in this Prospectus, are those that the Government Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Government Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Government Money Fund's investment goals.

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Government Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S.
Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the Government Money Fund for the indicated periods. Of course, the Government Money Fund's past performance (before and after taxes) does not necessarily indicate how the Government Money Fund will perform in the future.

This bar chart shows the performance of the Government Money Fund's Class N shares based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

            2000    2001    2002    2003     2004    2005    2006    2007
            --------------------------------------------------------------
            5.64%   3.41%   0.92%   0.35%    0.57%   2.34%   4.22%   4.38%

                      Best Quarter          Worst Quarter
                         1.46%                  0.06%
                       (Q4 2000)              (Q1 2004)


This table shows the Government Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                          Since Inception
                         One Year         Five Years          (6/21/99)
       ------------------------------------------------------------------
       Government
         Money Fund        4.38%             2.36%              2.83%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Government Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 5

FEES AND EXPENSES OF THE GOVERNMENT MONEY FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the Government Money Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the Government Money Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                         0.26%
Distribution (12b-1) Fee                                                0.50%
Other Expenses
    Shareholder Servicing Fee                                   0.25%
    Other Fund Expenses                                         0.10%
Total Other Expenses                                                    0.35%
------------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses**                                                            1.11%


* The "Management Fee" is an annual fee, payable monthly out of the Government Money Fund's net assets.
** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE GOVERNMENT MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.85%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Government Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class N shares of the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year           3 Years          5 Years          10 Years
-----------------------------------------------------------
 $113              $353             $612            $1,352
-----------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 6
california money fund


OUR GOALS

The California Money Fund is a tax exempt money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the California Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term California municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the California municipal securities market. We invest at least 80% of the California Money Fund's net assets in municipal money market securities that pay interest that is expected to be exempt from federal and California state personal income tax and which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). This means that up to 20% of the securities we may invest in may be subject to the AMT, although we do not currently intend to invest in such securities. The securities held by the California Money Fund must, in our opinion, present minimal credit risk. The California Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The California Money Fund invests primarily in money market instruments including:

o Securities that pay interest which is not a preference item for purposes of the AMT;

o Municipal obligations that pay interest which is expected to be exempt from California state personal income taxes; and

o High quality municipal bonds, notes and tax exempt commercial paper. High quality bonds are those rated within the two highest grades by nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group and/or Moody's Investors Services, or equivalent quality for unrated securities.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the California Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the California Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the California Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the California Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

CALIFORNIA RISK FACTORS - The California Money Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. Because the California Money Fund concentrates its investments in California municipal securities, the California Money Fund is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to


                           CNI CHARTER FUNDS | PAGE 7
pay interest and principal on their securities. These may include legislative and policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer. See the SAI for more detailed information regarding California developments.

TAXES - Although one of the California Money Fund's goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the AMT.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the California Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the California Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - At the discretion of the investment manager, the California Money Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities for temporary liquidity or defensive purposes. Such a stance may help the California Money Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the California Money Fund may not achieve its investment goals.

PAST PERFORMANCE


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class N shares of the California Money Fund for the indicated periods. Of course, the California Money Fund's past performance (before and after taxes) does not necessarily indicate how the California Money Fund will perform in the future.

This bar chart shows the performance of the California Money Fund's Class N shares based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      2000     2001     2002     2003     2004    2005     2006     2007
      -------------------------------------------------------------------
      2.88%    1.74%    0.67%    0.32%    0.45%   1.56%    2.55%    2.72%

                   Best Quarter     Worst Quarter
                       0.81%             0.04%
                    (Q2 2000)          (Q1 2004)


This table shows the California Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                Since Inception
                     One Year    Five Years        (6/21/99)
---------------------------------------------------------------
California Money
   Fund                2.72%        1.52%           1.65%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the California Money Fund's most current 7-day yield.



                           CNI CHARTER FUNDS | PAGE 8

FEES AND EXPENSES OF THE CALIFORNIA MONEY FUND


This table describes the fees and expenses you may pay if you buy and hold Class N shares of the California Money Fund. You pay no sales charges or transaction fees for buying or selling Class N shares of the California Money Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                         0.27%
Distribution (12b-1) Fee                                                0.50%
Other Expenses
      Shareholder Servicing Fee                                   0.25%
      Other Fund Expenses                                         0.10%
Total Other Expenses                                                    0.35%
-----------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                                           1.12%

 * The "Management Fee" is an annual fee, payable monthly out of the California Money Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE CALIFORNIA MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS N TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.78%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the California Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE


The Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class N shares of the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year       3 Years      5 Years      10 Years
-----------------------------------------------
 $114          $356         $617        $1,363
-----------------------------------------------


                           CNI CHARTER FUNDS | PAGE 9
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s, with approximately $6.3 billion in assets under management as of December 31, 2007. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2007, CNB and its affiliates had approximately $59 billion in assets under administration, which includes $37.8 billion in assets under management.

CNAM received a fee for its investment management services at an annual rate of 0.25% of average annual net assets of the Prime Money Fund, 0.26% of average annual net assets of the Government Money Fund and 0.21% of average annual net assets of the California Money Fund for the fiscal year ended September 30, 2007. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement with CNAM is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


All investment decisions for the Money Funds are made by CNAM's Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

SUB-ADVISORS

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to retain any sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to retain, terminate or replace a sub-advisor to any of the Funds with the approval of the Board of Trustees, but without obtaining shareholder approval. CNAM may not retain an affiliated sub-advisor without the approval of the shareholders of the applicable Fund. Shareholders will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor the sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                           CNI CHARTER FUNDS | PAGE 10

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES


The Funds have adopted a plan (the "Plan") for their Class N shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Funds to pay distribution fees to the Distributor of 0.50% of average daily net assets for the sale and distribution of their Class N shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES


The Funds are subject to a shareholder service agreement that allows the Funds to pay fees to CNB and its affiliate for services provided to Class N shareholders. Because these fees are paid out of the Funds' assets, over time these fees will also increase the cost of your investment. Shareholder servicing fees under that agreement, as a percentage of average daily net assets, are 0.25% for Class N shares of the Fund.



                           CNI CHARTER FUNDS | PAGE 11
how to buy, sell and exchange shares


Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares.


Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.


How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. NAV calculations are made once each day, usually at 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and at 2:00 p.m. Eastern time for the California Money Fund. Shares may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day.

If your Authorized Institution receives your purchase, redemption or exchange order from you on a business day, redemption or exchange order from you before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund, we will price your order at that day's NAV. If your Authorized Institution receives your order on a business day from you after these times, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before the trading deadline.


HOW TO BUY SHARES


To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.


FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


                           CNI CHARTER FUNDS | PAGE 12

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.


In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill the Authorized Institution's legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to


                           CNI CHARTER FUNDS | PAGE 13
pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES


You may exchange Class N shares of a Fund for Class N shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of CNI Charter Funds (the "Trust") has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the series of the Trust. The Trust discourages short-term or other excessive trading (such as market timing) into and out of the series of the Trust, except with respect to the Money Funds as discussed below, because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust does not accommodate frequent purchases and redemptions of shares of its series other than the Money Funds.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Fund and any other non-money market fund series of the Trust, frequent trading will be monitored in conjunction with the Trust's frequent trading procedures as described below.


The Trust reserves the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. The Trust may exercise such right in the event it determines that a purchase or exchange order is disruptive to the portfolio management of the Money Funds or any other series of the Trust.


SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Trust (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Trust's market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its transfer agents will be able to identify


                           CNI CHARTER FUNDS | PAGE 14
such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Trust receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Trust does attempt to review excessive trading at the omnibus level and works with each intermediary in enforcing the Trust's policies and procedures if suspicious activity is detected. In addition, the Trust's distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Trust or its service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Trust, who will review the activity and determine what action, if any, the Trust will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Trust or its service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

HOW WE CALCULATE NAV

NAV for one share of a class of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. Shares of each Fund are priced at NAV, which is expected to remain constant at $1.00. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. Securities are valued at amortized cost, which is expected to approximate market value. More details about how we calculate the NAV for each Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                           CNI CHARTER FUNDS | PAGE 15
dividends and taxes

DIVIDENDS

We will declare dividends each day the NAV is calculated, pay dividends monthly, and pay net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

The California Money Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal securities. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal and California state income tax, to the extent that it derives its net investment income from interest on municipal securities. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal securities, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.


                           CNI CHARTER FUNDS | PAGE 16
financial highlights


The following financial highlights tables are intended to help you understand the Funds' financial performance. Information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2007 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for a Class N share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned on a Class N investment in each Fund during the period (assuming reinvestment of all dividends and distributions).

                                                                           PRIME MONEY FUND

                                            Year ended       Year ended       Year ended       Year ended       Year ended
                                          Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                      $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            0.045            0.039            0.019            0.004            0.005
----------------------------------------------------------------------------------------------------------------------------
Total from Operations                            0.045            0.039            0.019            0.004            0.005
----------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                        (0.045)          (0.039)          (0.019)          (0.004)          (0.005)
----------------------------------------------------------------------------------------------------------------------------
Total Dividends                                 (0.045)          (0.039)          (0.019)          (0.004)          (0.005)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                            $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                     4.62%            3.94%            1.87%            0.36%            0.46%
Net Assets End of
   Period (000s)                            $  870,537       $  640,366       $  312,452       $  201,058       $  205,191
Ratio of Expenses to
   Average Net Assets(1)                          0.81%            0.81%            0.82%            0.85%            0.85%
Ratio of Net Investment
   Income to Average
   Net Assets                                     4.52%            3.95%            1.94%            0.35%            0.47%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)                            1.10%            1.10%            1.11%            1.13%            1.14%


----------
  * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 17

                                                                        GOVERNMENT MONEY FUND

                                            Year ended       Year ended       Year ended       Year ended       Year ended
                                          Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                      $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            0.044            0.038            0.018            0.004            0.005
----------------------------------------------------------------------------------------------------------------------------
Total from Operations                            0.044            0.038            0.018            0.004            0.005
----------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                        (0.044)          (0.038)          (0.018)          (0.004)          (0.005)
----------------------------------------------------------------------------------------------------------------------------
Total Dividends                                 (0.044)          (0.038)          (0.018)          (0.004)          (0.005)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                            $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                     4.54%            3.86%            1.82%            0.35%            0.48%
Net Assets End
   of Period (000s)                         $2,291,138       $1,940,602       $1,895,412       $1,857,676       $2,060,860
Ratio of Expenses to
   Average Net Assets(1)                          0.82%            0.82%            0.83%            0.85%            0.85%
Ratio of Net Investment
   Income to Average
   Net Assets                                     4.45%            3.78%            1.80%            0.35%            0.48%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)                            1.11%            1.11%            1.12%            1.14%            1.14%


----------
  * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 18

                                                                        CALIFORNIA MONEY FUND

                                            Year ended       Year ended       Year ended       Year ended       Year ended
                                          Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                      $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            0.027            0.024            0.013            0.003            0.004
----------------------------------------------------------------------------------------------------------------------------
Total from Operations                            0.027            0.024            0.013            0.003            0.004
----------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                        (0.027)          (0.024)          (0.013)(1)       (0.003)          (0.004)
----------------------------------------------------------------------------------------------------------------------------
Total Dividends                                 (0.027)          (0.024)          (0.013)(1)       (0.003)          (0.004)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                            $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                     2.78%            2.39%            1.28%            0.29%            0.41%
Net Assets End
   of Period (000s)                         $  695,318       $  631,478       $  569,671       $  505,029       $  539,182
Ratio of Expenses to
   Average Net Assets(2)                          0.78%            0.78%            0.78%            0.78%            0.76%
Ratio of Net Investment
   Income to Average
   Net Assets                                     2.73%            2.36%            1.25%            0.29%            0.41%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)                            1.12%            1.12%            1.13%            1.15%            1.15%


----------
  * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Includes a realized capital gain distribution of less than $0.001.
(2) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 19
important terms to know

LIQUIDITY -- the ability to turn investments into cash.

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.


                           CNI CHARTER FUNDS | PAGE 20
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 21

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds' website at www.cnicharterfunds.com or contact:

          SEI Investments Distribution Co.
          One Freedom Valley Drive
          Oaks, Pennsylvania 19456
          1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-006-0700

                         CNI CHARTER FUNDS(SM)[LOGO](R)

                                [GRAPHIC OMITTED]

                        PROSPECTUS DATED JANUARY 31, 2008

Class S

--------------------------------------------------------------------------------

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

CNI CHARTER FUNDS(SM)[LOGO](R)

PROSPECTUS DATED JANUARY 31, 2008

Class S

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS
   Prime Money Market Fund
      (the "Prime Money Fund") ............................................    1

   Government Money Market Fund
      (the "Government Money Fund") .......................................    4

   California Tax Exempt Money Market Fund
      (the "California Money Fund") .......................................    7

MANAGEMENT OF THE FUNDS ...................................................   10

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   12

DIVIDENDS AND TAXES .......................................................   16

FINANCIAL HIGHLIGHTS ......................................................   17

IMPORTANT TERMS TO KNOW ...................................................   20

PRIVACY PRINCIPLES ........................................................   21

FOR MORE INFORMATION ..............................................   back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.


This Prospectus offers Class S shares of the Prime Money Fund, the Government Money Fund and the California Money Fund (each a "Fund" and together, the "Funds" or the "Money Funds") series of CNI Charter Funds. Class S Shares are retail shares of the Fund and are intended for investors who have funds on deposit with City National Bank. Class S Shares are primarily designed as "Sweep" shares - by which investors are able to invest deposited funds overnight or for short periods of time. The Funds also offer Institutional Class and Class N shares which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

prime money fund

OUR GOAL

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goal of the Prime Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments. The securities held by the Prime Money Fund must, in our opinion, present minimal credit risk. The Prime Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The Prime Money Fund's principal investments are as follows:

o     Commercial paper and short-term corporate obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government;

o     Repurchase agreements involving these obligations; and

o Shares of investment companies that invest exclusively in the same types of securities as the Prime Money Fund.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE PRIME MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Prime Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Prime Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Prime Money Fund. An investment in the Prime Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Prime Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Prime Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - The securities in which the Prime Money Fund invests, and the strategies described in this Prospectus, are those that the Prime Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Prime Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Prime Money Fund's investment goal.


                           CNI CHARTER FUNDS | PAGE 1

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Prime Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S.
Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class S shares of the Prime Money Fund for the indicated periods. Of course, the Prime Money Fund's past performance (before and after taxes) does not necessarily indicate how the Prime Money Fund will perform in the future.

This bar chart shows the performance of the Prime Money Fund's Class S shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             2000   2001   2002   2003   2004   2005   2006   2007
             ------------------------------------------------------
             5.49%  3.10%  0.74%  0.18%  0.40%  2.21%  4.08%  4.30%

                           Best Quarter    Worst Quarter
                              1.42%            0.03%
                            (Q3 2000)        (Q1 2004)


This table shows the Prime Money Fund's average total returns for the periods ending December 31, 2007.

                                              Since Inception
                   One Year     Five Years      (10/26/99)
-------------------------------------------------------------
Prime Money Fund     4.30%         2.22%           2.59%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Prime Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 2

FEES AND EXPENSES OF THE PRIME MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class S shares of the Prime Money Fund. You pay no sales charges or transaction fees for buying or selling Class S shares of the Prime Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                       0.25%
Distribution (12b-1) Fee                              0.50%
Other Expenses
      Shareholder Servicing Fee           0.25%
      Other Fund Expenses                 0.10%
Total Other Expenses                                  0.35%
-----------------------------------------------------------
Total Annual Fund Operating Expenses**                1.10%

 * The "Management Fee" is an annual fee, payable monthly out of the Prime Money Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE PRIME MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS S TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.05%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Prime Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class S shares of the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year     3 Years      5 Years     10 Years
--------------------------------------------
 $112        $350         $606       $1,340
--------------------------------------------


                           CNI CHARTER FUNDS | PAGE 3
government money fund

OUR GOALS

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the Government Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term U.S. Government bonds and notes. We will invest at least 80% of our assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government. The securities held by the Government Money Fund must, in our opinion, present minimal credit risk. The Government Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Using a top-down strategy and bottom-up security selection, we seek securities with an acceptable maturity that are marketable and liquid and offer competitive yields. We also consider factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Government Money Fund as a whole.

TYPES OF SECURITIES

The Government Money Fund invests primarily in money market instruments including:

o     U.S. Treasury Obligations;

o Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

o     Repurchase agreements involving these obligations.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the Government Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Government Money Fund. An investment in the Government Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.


                           CNI CHARTER FUNDS | PAGE 4

DEFENSIVE INVESTMENTS - The securities in which the Government Money Fund invests, and the strategies described in this Prospectus, are those that the Government Money Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Government Money Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Government Money Fund's investment goals.

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Government Money Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S.
Government. The principal and interest on Government National Mortgage Association ("GNMA") pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class S shares of the Government Money Fund for the indicated periods. Of course, the Government Money Fund's past performance (before and after taxes) does not necessarily indicate how the Government Money Fund will perform in the future.

This bar chart shows the performance of the Government Money Fund's Class S shares based on a calendar year.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             2000   2001   2002   2003   2004   2005   2006   2007
             ------------------------------------------------------
             5.43%  3.20%  0.72%  0.19%  0.40%  2.13%  4.01%  4.18%

                        Best Quarter      Worst Quarter
                            1.41%             0.03%
                         (Q4 2000)          (Q1 2004)


This table shows the Government Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                      Since Inception
                              One Year   Five Years      (10/6/99)
---------------------------------------------------------------------
Government Money Fund           4.18%       2.17%          2.58%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Government Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 5

FEES AND EXPENSES OF THE GOVERNMENT MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class S shares of the Government Money Fund. You pay no sales charges or transaction fees for buying or selling Class S shares of the Government Money Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                       0.26%
Distribution (12b-1) Fee                              0.50%
Other Expenses
      Shareholder Servicing Fee           0.25%
      Other Fund Expenses                 0.10%
Total Other Expenses                                  0.35%
-----------------------------------------------------------
Total Annual Fund Operating  Expenses**               1.11%

 * The "Management Fee" is an annual fee, payable monthly out of the Government Money Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE GOVERNMENT MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS S TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.05%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the Government Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class S shares of the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year     3 Years     5 Years     10 Years
-------------------------------------------
 $113       $353         $612       $1,352
-------------------------------------------


                           CNI CHARTER FUNDS | PAGE 6
california money fund

OUR GOALS

The California Money Fund is a tax exempt money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share net asset value ("NAV"). The goals of the California Money Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGIES

We purchase liquid, high quality, short-term California municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the California municipal securities market. We invest at least 80% of the California Money Fund's net assets in municipal money market securities that pay interest that is expected to be exempt from federal and California state personal income tax and which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). This means that up to 20% of the securities we may invest in may be subject to the AMT, although we do not currently intend to invest in such securities. The securities held by the California Money Fund must, in our opinion, present minimal credit risk. The California Money Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

TYPES OF SECURITIES

The California Money Fund invests primarily in money market instruments including:

o Securities that pay interest which is not a preference item for purposes of the AMT;

o Municipal obligations that pay interest which is expected to be exempt from California state personal income taxes; and

o High quality municipal bonds, notes and tax exempt commercial paper. High quality bonds are those rated within the two highest grades by nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group and/or Moody's Investors Services, or equivalent quality for unrated securities.

Please review the SAI for more detailed descriptions of these principal investments and other securities in which the California Money Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA MONEY FUND

As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

NO GUARANTEES - An investment in the California Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency. Although the California Money Fund seeks to preserve the value of your investment at a NAV of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the California Money Fund is not a deposit in the bank and is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

CALIFORNIA RISK FACTORS - The California Money Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. Because the California Money Fund concentrates its


                           CNI CHARTER FUNDS | PAGE 7
investments in California municipal securities, the California Money Fund is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. These may include legislative and policy changes or voterbased initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer. See the SAI for more detailed information regarding California developments.

TAXES - Although one of the California Money Fund's goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the AMT.

THE EFFECT OF INTEREST RATES - A money market fund's yield is affected by short-term interest rate changes. When rates decline, the California Money Fund's yield will typically fall, but less quickly than prevailing market rates. When rates increase, the California Money Fund's yield will typically rise, but not as quickly as market rates.

ISSUER DEFAULT - We may not be able to maintain a $1.00 NAV if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly rated securities.

DEFENSIVE INVESTMENTS - At the discretion of the investment manager, the California Money Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities for temporary liquidity or defensive purposes. Such a stance may help the California Money Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the California Money Fund may not achieve its investment goals.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class S shares of the California Money Fund for the indicated periods. Of course, the California Money Fund's past performance (before and after taxes) does not necessarily indicate how the California Money Fund will perform in the future.

This bar chart shows the performance of the California Money Fund's Class S shares based on a calendar year.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             2000   2001   2002   2003   2004   2005   2006   2007
             ------------------------------------------------------
             2.67%  1.53%  0.48%  0.19%  0.30%  1.36%  2.35%  2.52%

                    Best Quarter               Worst Quarter
                       0.76%                       0.03%
                     (Q2 2000)                   (Q2 2004)


This table shows the California Money Fund's average annual total returns for the periods ending December 31, 2007.

                                                                 Since Inception
                                   One Year      Five Years         (11/12/99)
--------------------------------------------------------------------------------
California Money Fund                2.52%          1.34%             1.44%


Call 1-888-889-0799 or visit www.cnicharterfunds.com for the California Money Fund's most current 7-day yield.


                           CNI CHARTER FUNDS | PAGE 8

FEES AND EXPENSES OF THE CALIFORNIA MONEY FUND

This table describes the fees and expenses you may pay if you buy and hold Class S shares of the California Money Fund. You pay no sales charges or transaction fees for buying or selling Class S shares of the California Money Fund.

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fee*                                                            0.27%
Distribution (12b-1) Fee                                                   0.50%
Other Expenses
  Shareholder Servicing Fee                                     0.25%
  Other Fund Expenses                                           0.10%
Total Other Expenses                                                       0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                     1.12%

 * The "Management Fee" is an annual fee, payable monthly out of the California Money Fund's net assets.

** THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR REIMBURSE THE CALIFORNIA MONEY FUND FOR EXPENSES TO THE EXTENT NECESSARY TO KEEP CLASS S TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.98%. Any fee reductions or reimbursements may be repaid to the Investment Manager within 3 years after they occur if such repayments can be achieved within the California Money Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in Class S shares of the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Money Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------
$114             $356            $617            $1,363
--------------------------------------------------------


                           CNI CHARTER FUNDS | PAGE 9
management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s, with approximately $6.3 billion in assets under management as of December 31, 2007. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2007, CNB and its affiliates had approximately $59 billion in assets under administration, which includes $37.8 billion in assets under management.

CNAM received a fee for its investment management services at an annual rate of 0.25% of average annual net assets of the Prime Money Fund, 0.26% of average annual net assets of the Government Money Fund and 0.21% of average annual net assets of the California Money Fund for the fiscal year ended September 30, 2007. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement with CNAM is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


All investment decisions for the Money Funds are made by CNAM's Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

SUB-ADVISORS

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to retain any sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to retain, terminate or replace a sub-advisor to any of the Funds with the approval of the Board of Trustees, but without obtaining shareholder approval. CNAM may not retain an affiliated sub-advisor without the approval of the shareholders of the applicable Fund. Shareholders will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor the sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                           CNI CHARTER FUNDS | PAGE 10

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES


The Funds have adopted a plan (the "Plan") for their Class S shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Funds to pay distribution fees to the Distributor of 0.50% of average daily net assets for the sale and distribution of their Class S shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily to CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES


The Funds are subject to a shareholder service agreement that allows the Funds to pay fees to CNB and its affiliates for services provided to Class S shareholders. Because these fees are paid out of the Funds' assets, over time these fees will also increase the cost of your investment. Shareholder servicing fees under that agreement, as a percentage of average daily net assets, are 0.25% for Class S shares of the Funds.



                           CNI CHARTER FUNDS | PAGE 11
how to buy, sell and exchange shares


Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares.


Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your Authorized Institution.


How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. NAV calculations are made once each day, usually at 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and at 2:00 p.m. Eastern time for the California Money Fund. Shares may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day.

If your Authorized Institution receives your purchase, redemption or exchange order from you on a business day before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund, we will price your order at that day's NAV. If your Authorized Institution receives your order from you on a business day after these times, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Funds before the trading deadline.


HOW TO BUY SHARES


To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.


FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.


                           CNI CHARTER FUNDS | PAGE 12

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.


In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill the Authorized Institution's legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.


                           CNI CHARTER FUNDS | PAGE 13

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES


You may exchange Class S shares of a Fund for Class S shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of CNI Charter Funds (the "Trust") has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the series of the Trust. The Trust discourages short-term or other excessive trading (such as market timing) into and out of the series of the Trust, except with respect to the Money Funds as discussed below, because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust does not accommodate frequent purchases and redemptions of shares of its series other than the Money Funds.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Fund and any other non-money market fund series of the Trust, frequent trading will be monitored in conjunction with the Trust's frequent trading procedures as described below.


The Trust reserves the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. The Trust may exercise such right in the event it determines that a purchase or exchange order is disruptive to the portfolio management of the Money Funds or any other series of the Trust.



                           CNI CHARTER FUNDS | PAGE 14

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency), transfer agent to the Trust (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Trust's market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.


Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Trust receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Trust does attempt to review excessive trading at the omnibus level and works with each intermediary in enforcing the Trust's policies and procedures if suspicious activity is detected. In addition, the Trust's distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Trust or its service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Trust, who will review the activity and determine what action, if any, the Trust will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Trust or its service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

HOW WE CALCULATE NAV

NAV for one share of a class of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. Shares of each Fund are priced at NAV, which is expected to remain constant at $1.00. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. Securities are valued at amortized cost, which is expected to approximate market value. More details about how we calculate the NAV for each Fund are in the SAI.


PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your Authorized Institution for more information.


                           CNI CHARTER FUNDS | PAGE 15
dividends and taxes

DIVIDENDS

We will declare dividends each day the NAV is calculated, pay dividends monthly, and pay net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

The California Money Fund intends to continue paying what the Internal Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal securities. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal and California state income tax, to the extent that it derives its net investment income from interest on municipal securities. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal securities, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.


                           CNI CHARTER FUNDS | PAGE 16
financial highlights


The following financial highlights tables are intended to help you understand the Funds' financial performance. Information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2007 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for a Class S share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned on a Class S investment in each Fund during the period (assuming reinvestment of all dividends and distributions).

                                                            PRIME MONEY FUND

                             Year ended       Year ended       Year ended       Year ended       Year ended
                           Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF
   PERIOD                    $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
--------------------------------------------------------------------------------------------------------------
Net Investment Income            0.043            0.037            0.017            0.002            0.003
--------------------------------------------------------------------------------------------------------------
Total from Operations            0.043            0.037            0.017            0.002            0.003
--------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment
   Income                       (0.043)          (0.037)          (0.017)          (0.002)          (0.003)
--------------------------------------------------------------------------------------------------------------
Total Dividends                 (0.043)          (0.037)          (0.017)          (0.002)          (0.003)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD             $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                     4.41%            3.73%            1.67%            0.21%            0.29%
Net Assets End of
   Period (000s)             $ 620,195        $ 324,353        $ 203,502        $ 115,761        $ 118,624
Ratio of Expenses to
   Average Net Assets(1)          1.01%            1.01%            1.02%            1.00%            1.03%
Ratio of Net Investment
   Income to Average
   Net Assets                     4.32%            3.74%            1.70%            0.21%            0.29%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)            1.10%            1.10%            1.11%            1.13%            1.14%


----------
 * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 17

                                                           GOVERNMENT MONEY FUND

                             Year ended       Year ended       Year ended       Year ended       Year ended
                           Sept. 30, 2007   Sept. 30, 2006   Sept. 30, 2005   Sept. 30, 2004   Sept. 30, 2003
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF
   PERIOD                    $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
-------------------------------------------------------------------------------------------------------------
Net Investment Income            0.042            0.036            0.016            0.002            0.003
-------------------------------------------------------------------------------------------------------------
Total from Operations            0.042            0.036            0.016            0.002            0.003
-------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment
   Income                       (0.042)          (0.036)          (0.016)          (0.002)          (0.003)
-------------------------------------------------------------------------------------------------------------
Total Dividends                 (0.042)          (0.036)          (0.016)          (0.002)          (0.003)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD             $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                     4.33%            3.65%            1.62%            0.20%            0.30%
Net Assets
   End of Period (000s)      $ 321,061        $ 232,083        $ 227,905        $ 263,086        $ 191,539
Ratio of Expenses to
   Average Net Assets(1)          1.02%            1.02%            1.03%            1.00%            1.03%
Ratio of Net Investment
   Income to Average
   Net Assets                     4.24%            3.60%            1.61%            0.21%            0.31%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)            1.11%            1.11%            1.12%            1.14%            1.14%

----------
 * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 18

                                                                               CALIFORNIA MONEY FUND

                                      Year ended      Year ended      Year ended      Year ended      Year ended
                                    Sept. 30, 2007  Sept. 30, 2006  Sept. 30, 2005  Sept. 30, 2004  Sept. 30, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD              $     1.00      $    1.00       $    1.00       $    1.00       $    1.00
------------------------------------------------------------------------------------------------------------------
Net Investment Income                    0.025          0.022           0.011           0.002           0.003
------------------------------------------------------------------------------------------------------------------
Total from Operations                    0.025          0.022           0.011           0.002           0.003
------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                (0.025)        (0.022)         (0.011)(1)      (0.002)         (0.003)
------------------------------------------------------------------------------------------------------------------
Total Dividends                         (0.025)        (0.022)         (0.011)(1)      (0.002)         (0.003)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                    $     1.00      $    1.00       $    1.00       $    1.00       $    1.00
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                             2.57%          2.18%           1.08%           0.15%           0.27%
Net Assets End of Period (000s)     $  178,918      $ 107,131       $  88,182       $  33,520       $  24,002
Ratio of Expenses to
   Average Net Assets(2)                  0.98%          0.98%           0.98%           0.91%           0.89%
Ratio of Net Investment
   Income to Average
   Net Assets                             2.55%          2.17%           1.09%           0.15%           0.27%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers)                    1.12%          1.12%           1.13%           1.15%           1.15%

----------------
 * Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Includes a realized capital gain distribution of less than $0.001.
(2) Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.


                           CNI CHARTER FUNDS | PAGE 19
important terms to know

LIQUIDITY -- the ability to turn investments into cash.

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.


                           CNI CHARTER FUNDS | PAGE 20
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                           CNI CHARTER FUNDS | PAGE 21

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds' website at www.cnicharterfunds.com or contact:

                        SEI Investments Distribution Co.
                        One Freedom Valley Drive
                        Oaks, Pennsylvania 19456
                        1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-007-0700

                         CNI CHARTER FUNDS(SM) [LOGO](R)

                                     [LOGO]
                                American Hospital
                                   Association

                                [GRAPHIC OMITTED]

Prospectus Dated January 31, 2008

AHA INVESTMENT FUNDS (TM)
A SERIES OF THE CNI CHARTER FUNDS

CCM Advisors, LLC is the AHA-sponsored investment advisor for the AHA Investment Program a tobacco-free investment

Institutional Class

--------------------------------------------------------------------------------

AHA Limited Maturity Fixed Income Fund

AHA Full Maturity Fixed Income Fund

AHA Balanced Fund

AHA Diversified Equity Fund

AHA Socially Responsible Equity Fund

--------------------------------------------------------------------------------

                         CNI CHARTER FUNDS(SM) [LOGO](R)

                                     [LOGO]
                                American Hospital
                                  Association

--------------------------------------------------------------------------------

PROSPECTUS DATED JANUARY 31, 2008

AHA INVESTMENT FUNDS(TM)
A SERIES OF THE CNI CHARTER FUNDS

CCM Advisors, LLC is the AHA-sponsored investment advisor for the AHA Investment Program a tobacco-free investment


Institutional Class

AHA Limited Maturity Fixed Income Fund

AHA Full Maturity Fixed Income Fund

AHA Balanced Fund

AHA Diversified Equity Fund

AHA Socially Responsible Equity Fund



INVESTMENT MANAGER:

CCM Advisors, LLC
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents

THE FUNDS

      AHA Limited Maturity Fixed Income Fund ..............................    2

      AHA Full Maturity Fixed Income Fund .................................    6

      AHA Balanced Fund ...................................................   10

      AHA Diversified Equity Fund .........................................   14

      AHA Socially Responsible Equity Fund ................................   17

MANAGEMENT OF THE FUNDS ...................................................   20

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS .....................   24

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   25

DIVIDENDS AND TAXES .......................................................   32

FINANCIAL HIGHLIGHTS ......................................................   33

PRIVACY PRINCIPLES ........................................................   39

FOR MORE INFORMATION ..............................................   back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.


This Prospectus offers Institutional Class shares of the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund (each a "Fund" and together, the "Funds") series of CNI Charter Funds. The Funds also offer Class N shares which are subject to the same management fees and other expenses but may be subject to different distribution fees and shareholder servicing fees.

AHA Limited Maturity Fixed Income Fund

OUR GOAL

The AHA Limited Maturity Fixed Income Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity. The goal of the AHA Limited Maturity Fixed Income Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

Under normal circumstances, the AHA Limited Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies. The AHA Limited Maturity Fixed Income Fund invests in securities having one of the four highest ratings of either Moody's Investors Service (at least Baa) or Standard & Poor's Corporation (at least BBB). The fixed income securities in which the AHA Limited Maturity Fixed Income Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.

Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA"), and the Federal Farm Credit Bank ("FFCB"). In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.


Under normal circumstances, the AHA Limited Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities with "limited maturity," or duration of less than five years. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. The dollar-weighted average duration of the AHA Limited Maturity Fixed Income Fund was 1.96 years as of September 30, 2007. Our sub-advisors actively manage the average duration of the portfolio and determine which securities to purchase or sell in accordance with their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. There is no limit on the maturities of individual securities.


PRINCIPAL RISKS OF INVESTING IN THE AHA LIMITED MATURITY FIXED INCOME FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Limited Maturity Fixed Income Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK OF FIXED INCOME SECURITIES - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as


                          AHA INVESTMENT FUNDS | PAGE 2
well, with longer term securities generally more volatile than shorter term securities. In addition, the AHA Limited Maturity Fixed Income Fund is subject to the risk that its market segment, limited maturity fixed income securities, may underperform other fixed income market segments or the markets as a whole. The AHA Limited Maturity Fixed Income Fund is not a money market fund.

ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Limited Maturity Fixed Income Fund's securities. Economic or political changes may also adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the AHA Limited Maturity Fixed Income Fund.

GOVERNMENT-SPONSORED ENTITIES RISK - The AHA Limited Maturity Fixed Income Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the FNMA, FHLB, FHMLC, GNMA, and FFCB, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PREPAYMENT RISK - The principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the AHA Limited Maturity Fixed Income Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

EXTENSION RISK - Rising interest rates can cause the average maturity of the AHA Limited Maturity Fixed Income Fund's holdings to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

MANAGER RISK - The performance of the AHA Limited Maturity Fixed Income Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds.

PAST PERFORMANCE

The AHA Limited Maturity Fixed Income Fund commenced operations on December 22, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). On September 30, 2005, the Predecessor Fund reorganized into a newly formed series of CNI Charter Funds. The AHA Limited Maturity Fixed Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

In the bar chart and performance table that follow, performance results before September 30, 2005 are for the Predecessor Fund. The bar chart and the performance table illustrate some of the risks and volatility of an investment in the AHA Limited Maturity Fixed Income Fund by showing the changes in the Fund's performance for the indicated


                          AHA INVESTMENT FUNDS | PAGE 3
periods. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance of the Predecessor Fund has not been restated to reflect the expenses of the Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund's performance would be reduced.

This bar chart shows the performance of the Fund based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
 -----------------------------------------------------------------------------
 6.32%   2.76%   7.56%   8.20%   5.43%   1.80%   0.53%   1.35%   3.89%   5.75%


                        Best Quarter       Worst Quarter
                           3.17%              (1.33)%
                         (Q3 2001)           (Q2 2004)

This table shows the Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of securities similar to those held by the Fund.

AHA Limited Maturity
Fixed Income Fund                                    1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Return Before Taxes                                   5.75%    2.65%      4.33%
Return After Taxes on Distributions(1)                4.18%    1.63%      2.86%
Return After Taxes on Distributions and
   Sale of Fund Shares(1)                             3.71%    1.67%      2.79%
Merrill Lynch 1-3 Year
   Treasury Index(2)(3)                               7.32%    3.12%      4.75%
Merrill Lynch 3-Month U.S. Treasury
   Index(2)(3)                                        5.00%    3.07%      3.77%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3) The Merrill Lynch 1-3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on the securities included in the Index is from one to three years. This Index is available on a monthly basis in price-only and total return versions. The value was set at 100 on 12/31/1975. The Merrill Lynch 3-Month U.S. Treasury Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date.

FEES AND EXPENSES OF THE AHA LIMITED MATURITY FIXED INCOME FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Limited Maturity Fixed Income Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Limited Maturity Fixed Income Fund.


                          AHA INVESTMENT FUNDS | PAGE 4

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)


Management Fee(1)                            0.50%
Other Expenses                               0.27%
--------------------------------------------------
Total Annual Fund Operating
   Expenses(2)                               0.77%

(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Limited Maturity Fixed Income Fund's net assets.
(2) The Investment Manager has contractually agreed to limit its fees or reimburse the AHA Limited Maturity Fixed Income Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 1.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the AHA Limited Maturity Fixed Income Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Limited Maturity Fixed Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Limited Maturity Fixed Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Limited Maturity Fixed Income Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
              $102        $318        $552       $1,225
--------------------------------------------------------------------------------



                          AHA INVESTMENT FUNDS | PAGE 5

AHA Full Maturity Fixed Income Fund

OUR GOALS

The AHA Full Maturity Fixed Income Fund seeks to provide a high level of current income, consistent with the preservation of capital. The goal of the AHA Full Maturity Fixed Income Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

Under normal circumstances, the AHA Full Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments, non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies and U.S. dollar-denominated debt obligations issued by foreign governments and corporations. The AHA Full Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities having one of the three highest ratings of either Moody's Investors Service or Standard & Poor's Corporation (at least A). The Fund may also invest up to 20% of its total assets in securities with a minimum credit rating from Moody's or Standard & Poor's of Baa or BBB, respectively, or which, if unrated, are determined by our sub-advisors to be of comparable quality. The fixed income securities in which the AHA Full Maturity Fixed Income Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.

Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA"), and the Federal Farm Credit Bank ("FFCB"). In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.


Under normal circumstances, the AHA Full Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities with "full duration," or duration ranging from that of the bonds included in the Lehman Brothers Government/Corporate Intermediate Total Return Index, which had an average duration of 3.69 years as of September 30, 2007, to that of the bonds included in the Lehman Brothers Aggregate Bond Index, which had an average duration of 4.62 years as of September 30, 2007. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. The dollar-weighted average duration of the AHA Full Maturity Fixed Income Fund was 4.01 years as of September 30, 2007. Our sub-advisors actively manage the average duration of the AHA Full Maturity Fixed Income Fund's investments and determine which securities to purchase or sell in accordance with their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The maturity of the securities held by the Fund is generally between five and eleven years.


PRINCIPAL RISKS OF INVESTING IN THE AHA FULL MATURITY FIXED INCOME FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our


                          AHA INVESTMENT FUNDS | PAGE 6
investment goal. The AHA Full Maturity Fixed Income Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK OF FIXED INCOME SECURITIES - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the AHA Full Maturity Fixed Income Fund is subject to the risk that its market segment, long term fixed income securities, may underperform other fixed income market segments or the markets as a whole. The AHA Full Maturity Fixed Income Fund is not a money market fund.

ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Full Maturity Fixed Income Fund's securities. Economic or political changes may also adversely affect the ability of insurers to repay principal and to make interest payments on securities owned by the AHA Full Maturity Fixed Income Fund.

GOVERNMENT-SPONSORED ENTITIES RISK - The AHA Full Maturity Fixed Income Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the FNMA, FHLB, FHMLC, GNMA, and FFCB, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PREPAYMENT RISK - The principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the AHA Full Maturity Fixed Income Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

EXTENSION RISK - Rising interest rates can cause the average maturity of the AHA Full Maturity Fixed Income Fund's holdings to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

MANAGER RISK - The performance of the AHA Full Maturity Fixed Income Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds. In addition, the Fund could fail to meet its investment objective.

FOREIGN SECURITIES - Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations,


                          AHA INVESTMENT FUNDS | PAGE 7
future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The AHA Full Maturity Fixed Income Fund commenced operations on October 20, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). On September 30, 2005, the Predecessor Fund reorganized into a newly formed series of CNI Charter Funds. The AHA Full Maturity Fixed Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

In the bar chart and performance table that follow, performance results before September 30, 2005 are for the Predecessor Fund. The bar chart and the performance table illustrate some of the risks and volatility of an investment in the AHA Full Maturity Fixed Income Fund by showing the changes in the Fund's performance for the indicated periods. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance of the Predecessor Fund has not been restated to reflect the expected expenses of the Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund's performance would be reduced.

This bar chart shows the performance of the Fund based on a calendar year.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

1998     1999      2000    2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
8.12%   (1.44)%   10.76%   7.97%   8.83%   4.62%   3.77%   1.77%   3.56%   5.89%


                          Best Quarter  Worst Quarter
                              4.11%        (2.43)%
                            (Q3 2001)     (Q2 2004)

This table shows the Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of securities similar to those held by the Fund.

AHA Full Maturity
Fixed Income                             1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
Return Before Taxes                       5.89%     3.91%       5.33%
Return After Taxes
   on Distributions(1)                    4.26%     2.32%       3.40%
Return After Taxes
   on Distributions
   and Sale of
   Fund Shares(1)                         3.80%     2.42%       3.37%
Lehman Brothers
   Government/
   Credit
   Intermediate Total
   Return Index(2)(3)                     7.40%     4.06%       5.76%
Lehman Brothers
   Aggregate
   Bond Index(2)(3)                       6.96%     4.42%       5.97%



                          AHA INVESTMENT FUNDS | PAGE 8

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

(3) The Lehman Brothers Government/Credit Intermediate Total Return Index is a total return index comprised of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities and asset-backed securities with minimum maturity dates of at least one year. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Intermediate Total Return Index are trademarks of Lehman Brothers, Inc.


FEES AND EXPENSES OF THE AHA FULL MATURITY FIXED INCOME FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Full Maturity Fixed Income Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Full Maturity Fixed Income Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)


Management Fee(1)                                               0.50%
Other Expenses(2)                                               0.30%
------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses(3)                                                  0.80%


(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Full Maturity Fixed Income Fund's net assets.

(2) "Other Expenses" include 0.006% in Acquired Fund Fees and Expenses. "Acquired Fund Fees and Expenses" are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year ("Acquired Funds") and are therefore incurred indirectly by the Fund.
(3) The Investment Manager has contractually agreed to limit its fees or reimburse the AHA Full Maturity Fixed Income Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses) for the current fiscal year at or below 1.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the AHA Full Maturity Fixed Income Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Full Maturity Fixed Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Full Maturity Fixed Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Full Maturity Fixed Income Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------

                      $82      $225      $444      $990
--------------------------------------------------------------------------------



                          AHA INVESTMENT FUNDS | PAGE 9

AHA Balanced Fund

OUR GOAL

The AHA Balanced Fund seeks to provide a combination of growth of capital and income. The goal of the AHA Balanced Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

Under normal circumstances, the AHA Balanced Fund has a diversified portfolio consisting of common stocks of U.S. companies, sponsored U.S. dollar denominated American Depository Receipts of foreign corporations, and fixed income securities of U.S. and foreign companies. Under normal circumstances, up to 75% of the Fund's net assets will be invested in common stocks of large-capitalization companies (defined by Standard & Poor's, a company that provides financial market data to institutional clients and calculates, distributes and services the S&P Indexes, as companies with market capitalizations of greater than $10 billion) that our sub-advisors believe offer long-term growth and/or income potential, and at least 25% of the Fund's net assets will be invested in fixed income securities, some of which may be convertible into common stocks. The AHA Balanced Fund's fixed income investments will include securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, consisting principally of the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA"), and the Federal Farm Credit Bank ("FFCB"), debt securities of U.S. issuers and U.S. dollar-denominated debt obligations issued by foreign governments and corporations with minimum credit ratings from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, respectively, and money market instruments.

The fixed income securities in which the AHA Balanced Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms. Our sub-advisors pursue the Fund's goal in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of the AHA Balanced Fund's shares.

Our sub-advisors actively manage the average duration of their respective portions of the fixed income portion of the AHA Balanced Fund and determine which securities to purchase or sell in accordance with their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. There is no limit on the maturities of individual fixed income securities in which the AHA Balanced Fund may invest.

The equity portion of the AHA Balanced Fund typically emphasizes securities that a sub-advisor believes have one or more of the following characteristics:

      o     a price significantly below the intrinsic value of the issuer;

      o     favorable prospects for earnings growth;

      o     above average return on equity and dividend yield; and

      o     sound overall financial condition of the issuer.

Our sub-advisors may buy and sell securities in the AHA Balanced Fund frequently, which may result in higher transaction costs and produce capital gains and losses. A sub-advisor may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security's purchase, or more attractive investment alternatives are identified.


                         AHA INVESTMENT FUNDS | PAGE 10

PRINCIPAL RISKS OF INVESTING IN THE AHA BALANCED FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Balanced Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK OF COMMON STOCKS - By investing in common stocks, the AHA Balanced Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any fund invested in stocks, the value of your investment will fluctuate on a day-today and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry wide and/or economic trends and developments. The rights of common stockholders in liquidation and dividends generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer.

MARKET RISK OF FIXED INCOME SECURITIES - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. While fixed income securities rated Baa by Moody's Investors Service and BBB by Standard & Poor's Corporation are considered investment grade, a poor economy or other negative factors may weaken the ability of the issuer to repay its obligations. The AHA Balanced Fund is not a money market fund.

MEDIUM CAPITALIZATION (MID-CAP) COMPANIES - The AHA Balanced Fund invests from time to time in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.

ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Balanced Fund's securities. Economic or political changes may also adversely affect the ability of insurers to repay principal and to make interest payments on securities owned by the AHA Balanced Fund.

AMERICAN DEPOSITORY RECEIPT RISK - The AHA Balanced Fund invests in U.S. dollar denominated American Depository Receipts of foreign companies ("ADRs") which are sponsored by the foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, and are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the difficulty of assessing economic or political trends in foreign countries.

GOVERNMENT-SPONSORED ENTITIES RISK - The AHA Balanced Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the FNMA, FHLB, FHMLC, GNMA, and FFCB, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith


                         AHA INVESTMENT FUNDS | PAGE 11
and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PREPAYMENT RISK - The principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the AHA Balanced Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.


EXTENSION RISK - Rising interest rates can cause the average maturity of the AHA Balanced Fund's holdings to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

MANAGER RISK - The performance of the AHA Balanced Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to similar funds. In addition, the Fund could fail to meet its investment objective.


FOREIGN SECURITIES - Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

CONVERTIBLE SECURITIES RISK - Convertible securities are convertible into or exchangeable for common or preferred stock. Convertible securities are subject to the same risks as fixed income securities, including interest rate risk, credit risk and issuer risk.

PAST PERFORMANCE

The AHA Balanced Fund commenced operations on October 20, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). On September 30, 2005, the Predecessor Fund reorganized into a newly formed series of CNI Charter Funds. The AHA Balanced Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

In the bar chart and performance table that follow, performance results before September 30, 2005 are for the Predecessor Fund. The bar chart and the performance table illustrate some of the risks and volatility of an investment in the AHA Balanced Fund by showing the changes in the Fund's performance for the indicated periods. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance of the Predecessor Fund has not been restated to reflect the expected expenses of the Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund's performance would be reduced.


                         AHA INVESTMENT FUNDS | PAGE 12

This bar chart shows the performance of the Fund based on a calendar year.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998    1999     2000    2001     2002     2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
8.83%   15.42%   1.65%   1.31%   (11.17)%  19.34%  9.95%   5.69%   10.59%  3.87%


                          Best Quarter   Worst Quarter
                             12.71%         (9.95)%
                            (Q4 1998)      (Q3 2002)

This table shows the Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of indices comprised of companies similar to those held by the Fund.

AHA Balanced Fund                             One Year   Five Years   10 Years
--------------------------------------------------------------------------------
Return Before Taxes                             3.87%       9.76%       6.23%
Return After Taxes
   on Distributions(1)                          1.71%       8.04%       2.54%
Return After Taxes
   on Distributions
   and Sale of
   Fund Shares(1)                               3.20%       7.76%       3.10%
S&P 500(R)
   Stock Index(2)(3)                            5.49%      12.83%       5.91%
Blended Index(2)(3)                             6.02%       9.37%       6.01%
Lehman Brothers
   Aggregate
   Bond Index(2)(3)                             6.96%       4.42%       5.97%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

(3) The S&P 500(R) Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Blended Index is a customized index composed of 60% in the S&P 500(R) Stock Index, 30% in the Lehman Brothers Aggregate Bond Index and 10% in the Merrill Lynch 3-Month U.S. Treasury Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities and asset-backed securities with minimum maturity dates of at least one year. The Merrill Lynch 3-Month U.S. Treasury Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc. The Lehman Brothers Aggregate Bond Index is a trademark of Lehman Brothers, Inc.


FEES AND EXPENSES OF THE AHA BALANCED FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Balanced Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Balanced Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)


Management Fee(1)                                               0.75%
Other Expenses                                                  0.25%
-----------------------------------------------------------------------
Total Annual Fund Operating
   Expenses(2)                                                  1.00%


(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Balanced Fund's net assets.

(2) The Investment Manager has contractually agreed to limit its fees or reimburse the AHA Balanced Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 1.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the AHA Balanced Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Balanced Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Balanced Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
                     $102      $318      $552     $1,225
--------------------------------------------------------------------------------


                         AHA INVESTMENT FUNDS | PAGE 13

AHA Diversified Equity Fund

OUR GOAL

The AHA Diversified Equity Fund seeks to provide long-term capital growth. The goal of the AHA Diversified Equity Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY


We seek to have a diversified portfolio consisting of common stocks. Under normal circumstances, at least 80% of the AHA Diversified Equity Fund's net assets, plus any borrowings for investment purposes, are invested in common stocks of large-capitalization U.S. companies (defined by Standard & Poor's, a company that provides financial market data to institutional clients and calculates, distributes and services the S&P Indexes, as companies with market capitalizations of greater than $5 billion) that are diversified among various industries and market sectors. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders.


The AHA Diversified Equity Fund typically emphasizes equity securities that a sub-advisor believes have one or more of the following characteristics:

      o     a price significantly below the intrinsic value of the issuer;

      o     favorable prospects for earnings growth;

      o     above average return on equity and dividend yield; and

      o     sound overall financial condition of the issuer.


The Fund may invest up to 20% of its assets in mid-capitalization companies (as defined by Standard & Poor's, companies with capitalizations of $1.5 billion to $5.5 billion). Our sub-advisors may buy and sell securities in the AHA Diversified Equity Fund frequently, which may result in higher transaction costs and produce capital gains and losses. Our sub-advisors may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security's purchase, or more attractive investment alternatives are identified.


The AHA Diversified Equity Fund may invest substantially all of its assets in common stocks.

PRINCIPAL RISKS OF INVESTING IN THE AHA DIVERSIFIED EQUITY FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Diversified Equity Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK OF COMMON STOCKS - By investing in common stocks, the AHA Diversified Equity Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry wide and/or economic trends and developments. The rights of common stockholders in liquidation and dividends generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer.


                         AHA INVESTMENT FUNDS | PAGE 14

MEDIUM CAPITALIZATION (MID-CAP) COMPANY RISK - The AHA Diversified Equity Fund may invest up to 20% of its assets in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.

MANAGER RISK - The performance of the AHA Diversified Equity Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds. In addition, the Fund could fail to meet its investment objective.

ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Diversified Equity Fund's securities. Economic or political changes may also adversely affect the ability of insurers to repay principal and to make interest payments on securities owned by the AHA Diversified Equity Fund.

PAST PERFORMANCE

The AHA Diversified Equity Fund commenced operations on October 20, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). On September 30, 2005, the Predecessor Fund reorganized into a newly formed series of CNI Charter Funds. The AHA Diversified Equity Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

In the bar chart and performance table that follow, performance results before September 30, 2005 are for the Predecessor Fund. The bar chart and the performance table illustrate some of the risks and volatility of an investment in the AHA Diversified Equity Fund by showing the changes in the Fund's performance for the indicated periods. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance of the Predecessor Fund has not been restated to reflect the expected expenses of the Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund's performance would be reduced.

This bar chart shows the performance of the Fund based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998    1999    2000     2001     2002     2003    2004    2005   2006    2007
--------------------------------------------------------------------------------
16.68%  20.98%  (2.90)%  (2.04)%  (19.58)%  29.18%  13.53%  7.35%  14.72%  0.63%


                          Best Quarter   Worst Quarter
                             20.92%         (17.29)%
                            (Q4 1998)      (Q3 2002)



                         AHA INVESTMENT FUNDS | PAGE 15

This table shows the Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of securities similar to those held by the Fund.

AHA Diversified
Equity Fund                                    One Year   Five Years   10 Years
-------------------------------------------------------------------------------
Return Before Taxes                              0.63%      12.69%       6.97%
Return After Taxes
   on Distributions(1)                          (2.67)%     11.22%       4.21%
Return After Taxes
   on Distributions
   and Sale of
   Fund Shares(1)                                2.34%      10.64%       4.45%
S&P 500(R)
   Stock Index(2)(3)                             5.49%      12.83%       5.91%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deduction for fees, expenses or taxes.

(3) The S&P 500(R) Stock Index is a broad market-weighted average of U.S. blue-chip companies. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc.

FEES AND EXPENSES OF THE AHA DIVERSIFIED EQUITY FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Diversified Equity Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Diversified Equity Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)


Management Fee(1)                                                        0.75%
Other Expenses(2)                                                        0.28%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                                  1.03%


(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Diversified Equity Fund's net assets.

(2) "Other Expenses" include 0.006% in Acquired Fund Fees and Expenses. "Acquired Fund Fees and Expenses" are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year ("Acquired Funds") and are therefore incurred indirectly by the Fund.
(3) The Investment Manager has contractually agreed to limit its fees or reimburse the AHA Diversified Equity Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses) for the current fiscal year at or below 1.25%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the AHA Diversified Equity Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Diversified Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Diversified Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Diversified Equity Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
                     $127      $397      $686     $1,511
--------------------------------------------------------------------------------



                         AHA INVESTMENT FUNDS | PAGE 16

AHA Socially Responsible Equity Fund

OUR GOALS

The AHA Socially Responsible Equity Fund seeks to provide long-term capital growth. The goal of the AHA Socially Responsible Equity Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY


Under normal circumstances, the AHA Socially Responsible Equity Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of U.S. issuers that meet certain socially responsible criteria. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. The AHA Socially Responsible Equity Fund may invest up to 50% of its assets in securities of mid-cap companies (defined by Standard & Poor's, a company that provides financial market data to institutional clients and calculates, distributes and services the S&P Indexes, as companies that have market capitalizations greater than $1.5 billion and less than $5.5 billion at the time of purchase).


In selecting investments, our sub-advisor considers social criteria such as an issuer's community relations, corporate governance, diversity, employee relations, environmental impact and sustainability, human rights, and product safety. Using both quantitative and qualitative data, our sub-advisor also evaluates an issuer's involvement in specific revenue-generating activities to determine whether the issuer's involvement was meaningful or simply incidental with respect to that activity.

Our sub-advisor applies vigorous valuation screens that identify issuers for further in-depth fundamental analysis for potential inclusion in the Fund. The investment strategy typically will emphasize securities that our sub-advisor believes have one or more of the following characteristics:

      o     a price significantly below the intrinsic value of the issuer;

      o     below average price to sales and price to cash flow ratios; and

      o     sound overall financial condition of the issuer.

Our sub-advisor may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security's purchase, or more attractive investment alternatives are identified.

The AHA Socially Responsible Equity Fund does not invest in an issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power. Because information on an issuer's involvement in those activities may not be publicly available, it is possible that the Fund's holdings may include an issuer that does not meet its criteria for socially responsible investing. When our sub-advisor discovers that a holding does not meet its criteria for socially responsible investing, it will divest that holding as soon as reasonably practicable.

PRINCIPAL RISKS OF INVESTING IN THE AHA SOCIALLY RESPONSIBLE EQUITY FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Socially Responsible Equity Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:


                         AHA INVESTMENT FUNDS | PAGE 17

MARKET RISK OF COMMON STOCKS - By investing in common stocks, the AHA Socially Responsible Equity Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry wide and/or economic trends and developments. The AHA Socially Responsible Equity Fund is also subject to the risk that its principal market segment, socially responsible investing, may underperform other equity market segments or the market as a whole. The rights of common stockholders in liquidation and dividends generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer.

MEDIUM CAPITALIZATION (MID-CAP) COMPANY RISK - The AHA Socially Responsible Equity Fund invests in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.


MANAGER RISK - The performance of the AHA Socially Responsible Equity Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds. In addition, the Fund could fail to meet its investment objective.


PAST PERFORMANCE

The AHA Socially Responsible Equity Fund commenced operations on January 3, 2005 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). On September 30, 2005, the Predecessor Fund reorganized into a newly formed series of CNI Charter Funds. The AHA Socially Responsible Equity Fund has adopted an investment objective and certain investment characteristics and policies identical to those of the Predecessor Fund.

In the bar chart and performance table that follow, performance results before September 30, 2005 are for the Predecessor Fund. The bar chart and the performance table illustrate some of the risks and volatility of an investment in the AHA Socially Responsible Equity Fund by showing the changes in the Fund's performance for the indicated periods. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance of the Predecessor Fund has not been restated to reflect the expenses of the Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund's performance would be reduced.

This bar chart shows the performance of the Fund based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      2005            2006            2007
                      -------------------------------------
                      4.54%          15.48%         (0.01)%


                      Best Quarter           Worst Quarter
                         8.24%                  (4.97)%
                       (Q4 2006)               (Q4 2007)



                         AHA INVESTMENT FUNDS | PAGE 18

This table shows the Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of securities similar to those held by the Fund.

AHA Socially Responsible                                              Since
Equity Fund                                             One Year   Inception(1)
-------------------------------------------------------------------------------
Return Before Taxes                                       (0.01)%     6.49%
Return After Taxes on
   Distributions(2)                                       (1.41)%     5.70%
Return After Taxes
   on Distributions
   and Sale of
   Fund Shares(2)                                          0.73%      5.30%
Domini 400
   Social(SM) Index(3)(4)                                  3.74%      7.87%

(1)   The Predecessor Fund commenced operations on January 3, 2005.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)   Reflects no deduction for fees, expenses or taxes.
(4) The Domini 400 Social(SM) Index (DS400) is a float-adjusted market capitalization weighted common stock index modeled on the S&P 500(R) Index that includes companies with positive social and environmental records based on the following issues: community relations, diversity, employee relations, human rights, and product quality and safety, environment and corporate governance. The Domini 400 Social(SM) Index is a service mark of KLD Research & Analytics. S&P 500(R) Stock Index is a registered trademark of McGraw Hill, Inc.
(5)   Index returns from January 31, 2005.

FEES AND EXPENSES OF THE AHA
SOCIALLY RESPONSIBLE EQUITY FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Socially Responsible Equity Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Socially Responsible Equity Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)


Management Fee(1)                                                      0.75%
Other Expenses                                                         0.25%
Acquired Fund Fees & Expenses                                          0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses(2)                                                         1.01%


(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Socially Responsible Equity Fund's net assets.

(2) The Investment Manager has contractually agreed to limit its fees or reimburse the AHA Socially Responsible Equity Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses) for the current fiscal year at or below 1.25%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the AHA Socially Responsible Equity Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Socially Responsible Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Socially Responsible Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Socially Responsible Equity Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
                      $127     $397      $686      $1,511
--------------------------------------------------------------------------------




                         AHA INVESTMENT FUNDS | PAGE 19
management of the funds

INVESTMENT MANAGER


CCM Advisors, LLC ("CCMA" or the "Investment Manager") provides the Funds with investment management services. CCMA's address is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

CCMA is wholly-owned by Convergent Capital Management LLC ("CCM"), which in turn is majority-owned by City National Corporation. CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operates independently of CCM, or to any clients of its affiliates.


CCMA is responsible for the evaluation, selection and monitoring of each Fund's sub-advisor(s). CCMA selects sub-advisors based on a variety of factors, including investment style, performance record and the characteristics of each sub-advisor's typical investments. The assets of each multi-manager Fund are divided into segments and CCMA is responsible for allocating the assets among the sub-advisors in accordance with their specific investment styles.

The sub-advisors manage each Fund's investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the Funds. Subject to the oversight of CCMA and the Board of Trustees, the sub-advisors have complete discretion as to the purchase and sale of investments for the Funds consistent with each Fund's investment objective, policies and restrictions.

CCMA received a fee for its investment management services at an annual rate of 0.49% of average daily net assets of the AHA Limited Maturity Fixed Income Fund, 0.57% of average daily net assets of the AHA Full Maturity Fixed Income Fund, 0.75% of average daily net assets of the AHA Balanced Fund, 0.79% of average daily net assets of the AHA Diversified Equity Fund and 0.70% average daily net assets of the AHA Socially Responsible Equity Fund for the past fiscal year. The sub-advisors are compensated out of the investment management fees paid to CCMA.


A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement with CCMA is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. However, CNI Charter Funds has received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits CCMA, subject to certain conditions required by the SEC, to replace any sub-advisor with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees, but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and will be provided with information regarding the new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CCMA has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CCMA also may terminate any sub-advisor to a Fund and assume direct responsibility for the portfolio management of the Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

SUB-ADVISORS

Following is certain information about each of the sub-advisors for the Funds and the individuals employed by or associated with each sub-advisor who are primarily responsible for the day-to-day management of each Fund's investment portfolio (the "Portfolio Managers"). The SAI contains additional information about the sub-advisors and the Portfolio Managers, including the Portfolio Managers' compensation, other accounts managed by


                         AHA INVESTMENT FUNDS | PAGE 20
the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

CITY NATIONAL ASSET MANAGEMENT, INC. ("CNAM"), a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank and indirect subsidiary of City National Corporation, serves as sub-advisor to a portion of the AHA Limited Maturity Fixed Income Fund. CNAM is located at City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. CNAM currently serves as the investment adviser to eleven other series of CNI Charter Funds.


CNAM's portion of the AHA Limited Maturity Fixed Income Fund is managed primarily by Rodney J. Olea (Senior Vice President and Director of Fixed Income), William C. Miller, Jr. (Vice President and Senior Portfolio Manager), Paul C. Single (Vice President and Senior Portfolio Manager) and Robert Harder (Vice President and Senior Portfolio Manager). Mr. Olea oversees strategy development and implementation for CNAM's portion of the Fund. He has been with CNAM for 11 years and has held the position of Director of Fixed Income for seven years. Messrs. Miller and Single are responsible for strategy development and day-to-day implementation for the Fund. Mr. Miller has served in his current position with CNAM for five years. Prior to joining CNAM, he was an Investment Officer at Fiduciary Trust International from 1998 to 2001. Mr. Single has served in his current position with CNAM for two years. Prior to joining CNAM, he was a Senior Portfolio Manager at Wells Capital Management from 1988 to 2003. Mr. Harder also works on strategy development and implementation for the Fund. He has served in his current position with CNAM since February, 2005. Prior to joining CNAM, he was a Senior Portfolio Manager at Wells Capital Management from 1997 to 2004.

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreement with CNAM is available in the Funds' Annual Report for the most recent fiscal year ended September 30.

THE PATTERSON CAPITAL CORPORATION ("Patterson") currently serves as sub-advisor to a portion of the AHA Limited Maturity Fixed Income Fund. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans.

Patterson's investment management process involves the day-to-day interaction of three key staff members, Joseph B. Patterson, Jean M. Clark and Gregory W. Welch. Mr. Patterson and Ms. Clark are the two lead portfolio managers for Patterson's portion of the AHA Limited Maturity Fixed Income Fund. Mr. Patterson is Patterson's President and Chief Investment Strategist and has been with the firm since 1977. Ms. Clark is a Senior Vice President and Portfolio Manager and has been with the firm since 1983. Mr.Welch is a Vice President and Assistant Portfolio Manager and has been with the firm since 1996.


Mr. Patterson, together with Ms. Clark, develops all macro strategies relative to duration, sector, quality and yield curve structure. Ms. Clark and Mr. Welch are jointly responsible for the implementation of these strategies including security selection, trading, portfolio risk analysis, and investment compliance management.


A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreement with Patterson is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


BAIRD ADVISORS, an institutional fixed income department within Robert W. Baird & Co., Inc. ("Baird"), currently serves as sub-advisor to a portion of the AHA Full Maturity Fixed Income Fund and to the fixed income portion of the AHA Balanced Fund. Baird is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202. Baird provides management services to pension plans, non-profit organizations and individuals.


                         AHA INVESTMENT FUNDS | PAGE 21

Daniel A. Tranchita and Gary A. Elfe have primary responsibility for managing Baird's portions of the AHA Full Maturity Fixed Income Fund and the AHA Balanced Fund. Mr. Tranchita has been a Senior Vice President and Senior Portfolio Manager at Baird since 2000, and previously served as Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC ("Firstar") from 1989 to 2000. Mr. Elfe has been a Managing Director and Senior Portfolio Manager at Baird since 2000, and previously served as Senior Vice President and Senior Portfolio Manager at Firstar from 1978 to 2000.

As Baird utilizes a team-oriented investment approach, Mary Ellen Stanek (Chief Investment Officer), Charlie Groeschell, Warren Pierson, Jay Schwister, Sharon deGuzman and Jeff Schrom are also involved in portfolio analysis and in security transactions for Baird's portions of the AHA Full Maturity Fixed Income Fund and the AHA Balanced Fund.

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreements with Baird is available in the Funds' Annual Report for the most recent fiscal year ended September 30.

BOYD WATTERSON ASSET MANAGEMENT, LLC ("Boyd Watterson") currently serves as sub-advisor to a portion of the AHA Full Maturity Fixed Income Fund. Boyd Watterson is located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio 44114. It was organized in 1928 and provides equity and fixed income investment management services to individuals and institutions.

Day-to-day management of the portion of the AHA Full Maturity Fixed Income Fund managed by Boyd Watterson is the responsibility of its Fixed Income Group, which establishes Boyd Watterson's fixed income investment strategy. David M. Dirk (Senior Vice President, Senior Strategist) and James R. Shirak (Senior Vice President, Lead Fixed Income Strategist) have primary responsibility for managing Boyd Watterson's portion of the Fund, and have been employed by Boyd Watterson since 1996 and 1999, respectively.

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreement with Boyd Watterson is available in the Funds' Semi-Annual Report for the fiscal period ended March 31, 2006 and a discussion regarding the basis for the Board's approval of a new sub-advisory agreement between CCMA and Boyd Watterson in connection with a recent change of control of Boyd Watterson will be included in the Fund's Semi-Annual Report for the fiscal period ending March 31, 2008.

AMBS INVESTMENT COUNSEL, LLC ("AMBS") currently serves as sub-advisor to a portion of the AHA Diversified Equity Fund. AMBS is located at 1241 East Beltline NE, Suite 150, Grand Rapids, Michigan 49525, and has been providing investment advisory services to individual and institutional clients since 1982. AMBS is majority owned by Convergent Capital Management LLC ("CCM"), which is a majority-owned subsidiary of City National Corporation.


Day-to-day management of the portion of the AHA Diversified Equity Fund managed by AMBS is the responsibility of its Investment Committee. Allan Meyers, CFA, who has primary responsibility for managing AMBS' portion of the Fund, is an Analyst and a Principal of the firm, and has been employed by AMBS since 2004. Mr. Meyers previously served as a Fixed Income Manager and as Director of Equity Management in the Investment Management Group of Old Kent / Fifth Third Bank. Wayne Titche, CFA, who also has responsibility for managing AMBS' portion of the Fund, is the Chief Investment Officer and a Principal of the firm, and has been employed by AMBS since 1993. The remaining members of AMBS' Investment Committee are Barbara J. DeMoor, CFA, who is President, CEO, and a Principal of AMBS and joined the firm in 1988; and John K. Koczara, CFA, who is an Analyst and a Principal of AMBS and joined the firm in 2003. Mr. Koczara was previously with H&R Block Financial Advisors, where he managed a Premium Financial Center.

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreement with AMBS is available in the Funds' Annual Report for the fiscal year ended September 30, 2006.


                         AHA INVESTMENT FUNDS | PAGE 22

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC ("Freeman") currently serves as sub-advisor to a portion of the AHA Diversified Equity Fund and to a portion of the AHA Balanced Fund invested in equity securities. Freeman is located at 12255 El Camino Real, Suite 200, San Diego, California 92130, and is a privately held company that is controlled by John D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations.


All of Freeman's strategies are team-managed. The members of the investment team who contribute to the day-to-day management of the AHA Diversified Equity Fund and the AHA Balanced Fund are John D. Freeman (Chairman and CEO), Michael Bishopp (President and Director of Risk Management), Thomas Anichini (Senior Vice President and Portfolio Manager) and Maninder Hunjan (Senior Vice President
- Research and Portfolio Management). The principal portfolio managers for the portions of the AHA Diversified Equity Fund and AHA Balanced Fund managed by Freeman are Messrs. Freeman and Anichini. Mr. Freeman has been with the firm since 1996 and, as Chairman and CEO, he oversees the management of the firm's core equity, alternatives, and hedge fund strategies. Mr. Anichini has been a Senior Vice President and Portfolio Manager with the firm since 2005. Prior to joining Freeman, Mr. Anichini was a portfolio manager with Westpeak Global Advisors where he managed institutional quantitative equity portfolios and contributed to research and client services.

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreements with Freeman is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


SKBA CAPITAL MANAGEMENT, LLC ("SKBA") currently serves as sub-advisor to the AHA Socially Responsible Equity Fund and a portion of the AHA Diversified Equity Fund. SKBA is located at 44 Montgomery Street, Suite 3500, San Francisco, California 94104, and is indirectly majority owned by CCM. SKBA provides investment advisory services to a variety of clients.


All SKBA client accounts are managed by an investment strategy team led by Andrew W. Bischel (President and Chief Investment Officer). The strategy team for the AHA Socially Responsible Equity and SKBA's portion of the AHA Diversified Equity Funds meets at least weekly to discuss and decide which securities should be added to or sold from the Fund's portfolios. The members of the strategy team are Mr. Bischel, Kenneth J. Kaplan (Chairman and CEO), Josh J. Rothe (Director of Equity Research), Matthew D. Zuck (Senior Portfolio Manager and Securities Analyst) and Shelley H. Mann (Director of Trading). Each of these individuals has been in his or her current position with SKBA for at least the last five years.

Discussions regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreements with SKBA with respect to the AHA Socially Responsible Equity Fund and AHA Diversified Equity Fund are available in the Funds' Annual Reports for the fiscal years ended September 30, 2007 and September 30, 2006, respectively.


ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.


                         AHA INVESTMENT FUNDS | PAGE 23
non-principal investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are not fundamental strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled "The Funds."

DEFENSIVE INVESTMENTS - The strategies described in this prospectus are those the Funds use under normal circumstances. At the discretion of each Fund's sub-advisors, a Fund may invest up to 100% of its assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

TOBACCO-FREE INVESTMENTS - The Funds follow a guideline of restricting investment in securities of tobacco-related companies through the research of the IRRC (Investor Research Responsibility Center), a Washington, D.C. based unit of Institutional Shareholders Services, Inc. The tobacco screening is conducted by the Tobacco Information Service, a unit of IRRC's Social Issues Service.

PORTFOLIO TURNOVER - A sub-advisor will sell a security when it believes it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

SECTOR CONCENTRATION - From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund's assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.


                         AHA INVESTMENT FUNDS | PAGE 24
how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

PRICING OF FUND SHARES


Shares of the Funds are bought and sold at net asset value per share ("NAV") on each day the New York Stock Exchange ("NYSE") is open for regular session trading. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. NAV of a class of a Fund is determined by dividing the value of the securities and other assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding in that class. The Funds calculate their NAVs at the close of the regular trading session on the NYSE, usually 4:00 p.m. Eastern time.


Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, a sub-advisor, in coordination with CCMA, values securities at their fair value under the direction of and in accordance with procedures approved by the Board of Trustees. A sub-advisor will also use fair-value pricing if the value of a security a Fund holds is materially affected by events occurring after the close of the primary market on which the security is traded. The effect of fair-value pricing will be that the security's value will not be based on a quoted price, but on a price that reflects fair value of the security. The Board of Trustees reviews all fair value determinations.


As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates will be valued at their fair value as discussed above.


INVESTMENT MINIMUM

The minimum initial investment for Institutional Class shares in each Fund is $1,000,000. There is no minimum for subsequent investments in Institutional Class shares. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Funds may accept investments of smaller amounts at their discretion.

HOW TO BUY SHARES


You may purchase shares on any day that the NYSE is open for regular session trading. There are three ways to purchase shares of the Fund:


BY MAIL. To open a new account, complete and sign an application. Make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank and payable in U.S. dollars. You will be required to include your full name, permanent street address, date of birth and taxpayer identification number. Send your completed application and check to:

REGULAR MAIL:


AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218

OVERNIGHT DELIVERY:

AHA Investment Funds
3435 Stelzer Road
Columbus, OH 43219



                         AHA INVESTMENT FUNDS | PAGE 25

To add to an existing account, make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank. Please include your account number on the check and send your check to:

REGULAR MAIL:


AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218


OVERNIGHT DELIVERY


AHA Investment Funds
3435 Stelzer Road
Columbus, OH 43219


BY BANK WIRE. If you are making an initial investment in a Fund, before you wire funds, please call us at 1-800-445-1341 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. You may then contact your bank to initiate the wire using the following wire instructions:

Citibank, N.A.
New York, NY
ABA #021000089

For Credit To:


Citigroup Global Transaction Services, LLC
Account Number: 30576692
Further Credit: Mutual Fund Name
Shareholder name and account number


If you wish to add to an existing account by fed wire, please call us at 1-800-445-1341, during business hours, to advise of your intent to wire funds. This will ensure prompt and accurate credit to your account upon receipt of your wire. You may also make additional purchases via Electronic Funds Transfer from your checking/savings account if you elected the option on your account application. In order to participate in this option, your bank must be a member of the Automated Clearing House (ACH) network. Amounts sent by wire or electronic funds must be received by 4:00 p.m., Eastern Time, in order to buy shares that day.

The Funds do not impose charges for wire services, but your bank may impose such charges. The Fund and Citigroup are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

THROUGH A FINANCIAL INSTITUTION OR FINANCIAL PROFESSIONAL. Contact your financial institution or financial professional for more information. If a financial institution/financial professional is an agent or designee of the Fund, orders are processed at the NAV next calculated after the agent receives the order. The agent must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the NAV next determined. Your financial institution or financial professional may establish higher minimum investment requirements than the Funds and may also independently charge you transaction fees and additional amounts in return for its services.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

As long as the Funds, or the Funds' agent, receive your purchase request in good order before the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time), your shares will be considered to be received that day and your shares will be purchased at that day's NAV. Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next day's NAV. "In good order" means that the Funds have received and processed your account application and have received all required information and documentation, including the information described under "Customer Identification and Verification" below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares under "How to Buy Shares." You will begin earning dividends on the next business day after your purchase order is executed.


                         AHA INVESTMENT FUNDS | PAGE 26

The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund's operation or performance as described under "Anti-Money Laundering Program." The Funds will not be responsible for any loss of potential investment gains resulting from your inability to invest in a Fund because of the Fund's rejection of a purchase request based on the Fund's obligation to deter money laundering under Federal law or the Fund's determination that the purchase request will disrupt the Fund's operation. When the Funds reject a purchase request, the funds received from the shareholder or account applicant will not be invested in the Funds. Instead, a check from the Funds for the full amount of the check received by the Funds will be returned to the shareholder or account applicant as soon as possible after the Transfer Agent's receipt of the purchase request (generally within one business day). The return of funds to a shareholder or account applicant may be delayed as a result of the Funds' compliance with Federal law relating to money laundering.

The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

The Transfer Agent may charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

The Funds will not issue share certificates.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, we may be required to collect documents to fulfill our legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined after receipt of your application in proper form.


                         AHA INVESTMENT FUNDS | PAGE 27

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse or cancel any purchase or exchange order (generally within one business day), (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. Unless your account is frozen or involuntarily closed, if the Funds reject your exchange order, you may still redeem your shares of the applicable Fund. If your account is closed at the request of a governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Funds ordinarily pay redemption proceeds on the business day following the sale for your shares. However, the Funds reserve the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account.

There are three ways to redeem your shares:

BY MAIL. Complete a written redemption request that includes the Fund's name, your account number, each account owner's name and address, the dollar amount or number of shares to be sold, and the signature of each owner as it appears on the account. Send the written request to:

REGULAR MAIL:


AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218


OVERNIGHT DELIVERY:


AHA Investment Funds
3435 Stelzer Road
Columbus, OH 43219


BY TELEPHONE. You must make arrangements to redeem by telephone prior to the redemption. Please call us at 1-800-445-1341 for more information or to redeem during regular business hours. Please be sure to furnish your taxpayer identification number.

THROUGH A FINANCIAL INSTITUTION OR FINANCIAL PROFESSIONAL. Contact your financial institution or financial professional for more information. Redemption requests must be received by your financial institution or financial professional before 4:00 p.m., Eastern Time. Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

As long as the Funds, or the Funds' agent, receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern Time), your shares will be sold at that day's NAV. A redemption request is in good order if it includes all of the required information listed in


                         AHA INVESTMENT FUNDS | PAGE 28

"How to Sell Shares" and the Fund has a completed application on file. If the Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and your shares will be sold at the next day's NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations. Shares generally continue earning dividends until the next business day after your trade date.

The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. A signature guarantee is also required in the event that you add wiring instructions to your account after it was initially established.

Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.

Generally, payment of redemption proceeds will be made to you or sent to your pre-authorized bank account on the day following your redemption. However, the Funds reserve the right to send payment within seven days of your request. Additionally, if you have recently purchased shares by check, a Fund may withhold redemption proceeds until your purchase check has cleared, which may take up to 15 days from the date of purchase.

The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of a Fund.

The Funds reserve the right to pay redemptions "in kind" - payment of liquid portfolio securities rather than cash - if the amount you are redeeming is large enough to effect a Fund's operation. In these cases, you might incur brokerage costs in converting the securities to cash and will be subject to market exposure until the securities are sold. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

HOW TO EXCHANGE SHARES

Shares of any Fund may be exchanged for the same class of shares of any other Fund. Shares may only be exchanged between identically registered accounts. An exchange is a sale and any gain or loss realized on an exchange may be recognized for federal income tax purposes. The Funds reserve the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use. Excessive trading can hurt both performance and shareholders. If you make excessive exchanges, the Funds may restrict your ability to exchange shares of the Funds. See "Frequent Purchases and Redemptions of Fund Shares." Unless your account is frozen or involuntarily closed (see "Anti-Money Laundering Program"), if the Funds reject your exchange order, you may still redeem your shares of the applicable Fund.

If you wish to exchange between Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number. There are three ways to exchange your shares:

BY MAIL. Send a written request using the procedures for written redemption requests below. No signature guarantee is required. For further information, please call us at 1-800-445-1341.

BY TELEPHONE. You must request telephone exchange privileges on your initial account application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to:


AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218



                         AHA INVESTMENT FUNDS | PAGE 29

To request an exchange, please call us at 1-800-445-1341. Shares exchanged by telephone must have a value of $1,000 or more. Exchange instructions must be received before 4:00 p.m., Eastern Time.

THROUGH A FINANCIAL INSTITUTION OR FINANCIAL PROFESSIONAL. Exchange instructions must be received before 4:00 p.m., Eastern Time. Contact your financial institution or financial professional for more information. Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to restrict or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. Unless your account is frozen or involuntarily closed (see "Anti-Money Laundering Program"), if the Funds reject your exchange order, you may still redeem your shares of the applicable Fund.


Citigroup Fund Services, LLC, transfer agent to the Funds (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CCMA also participates in the enforcement of the Funds' market timing prevention policy by monitoring transaction activity in the Funds. CCMA and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as two "round trips" within a 90-day period. The Funds define a "round trip" as a purchase and sale of shares of a Fund within 30 days. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds' policies and procedures if suspicious activity is detected. In addition, the Funds' distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



                         AHA INVESTMENT FUNDS | PAGE 30

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.


During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at 3435 Stelzer Road, Columbus, OH 43219.

LOST ACCOUNTS


The Funds will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Funds determine your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Funds will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.


                         AHA INVESTMENT FUNDS | PAGE 31
dividends and taxes

DIVIDENDS

For the AHA Limited Maturity Fixed Income Fund and the AHA Full Maturity Fixed Income Fund, we will declare and distribute investment income, if any, monthly as a dividend to shareholders. For the AHA Balanced Fund, the AHA Diversified Equity Fund and the AHA Socially Responsible Equity Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct us in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after we receive your written notice. To cancel your election, please send us your written notice. Proceeds from dividends or distributions will normally be wired on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

More information about taxes is in the SAI.


                         AHA INVESTMENT FUNDS | PAGE 32
financial highlights


The following financial highlights tables are intended to help you understand the Funds' financial performance. The reorganization of the Predecessor Funds into the corresponding Funds was effective after the close of business on September 30, 2005. Financial highlights for the year ending September 30, 2007 have been audited by KPMG LLP, whose report, along with the financial statements, are included in the Funds' 2007 Annual Report. Financial highlights for the period from July 1, 2005 through September 30, 2005 are for the Predecessor Funds and have been audited by KPMG LLP, whose report, along with the financial statements, are included in the 2005 Annual Report for the Predecessor Funds. Financial highlights for the years or periods ending June 30, 2005, June 30, 2004, and June 30, 2003 are for the Predecessor Funds and have been audited by Ernst & Young LLP, whose report, along with the financial statements, are included in the 2005 Annual Report for the Predecessor Funds. The total return figures in the tables represent the rate an investor would have earned (or lost) on an Institutional Class investment in each Fund (or Class I investment in each Predecessor Fund) (assuming reinvestment of all dividends and distributions).


                     AHA LIMITED MATURITY FIXED INCOME FUND


                                                                   For the Period
                                      For the         For the       July 1, 2005
                                     Year ended      Year ended        through
                                   September 30,   September 30,    September 30,      For the Years ended June 30,
PER SHARE DATA(1)(5)                    2007           2006+            2005*          2005          2004       2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF
   PERIOD                            $   10.56       $  10.57         $  10.61      $  10.68      $  10.86    $ 10.65
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.45           0.34             0.06          0.22          0.18       0.28
Net Realized and
   Unrealized Gains
   (Losses) on Securities                 0.03           0.02            (0.04)        (0.06)        (0.18)      0.21
----------------------------------------------------------------------------------------------------------------------
Total from Operations                     0.48           0.36             0.02          0.16          0.00       0.49
----------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                 (0.45)         (0.37)           (0.06)        (0.22)(7)     (0.18)     (0.28)
Distributions from
   Realized Capital Gains                   --             --               --         (0.01)           --         --
----------------------------------------------------------------------------------------------------------------------
Total Dividends &
   Distributions                         (0.45)         (0.37)           (0.06)        (0.23)        (0.18)     (0.28)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                     $   10.59       $  10.56         $  10.57      $  10.61      $  10.68    $ 10.86
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                           4.63%          3.49%            0.20%(8)      1.53%        (0.05%)     4.65%



                         AHA INVESTMENT FUNDS | PAGE 33

SUPPLEMENTAL DATA AND RATIOS(5)
Net Assets End of
   Period (000s)                     $ 44,365        $ 45,340        $ 112,381      $ 128,501   $ 159,949   $96,605
Ratio of Expenses to
   Average Net Assets(3)(4)              0.76%           0.75%            0.86%(9)       0.78%       0.73%     0.85%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers &
   Recaptured Fees)(3)(4)                0.77%           0.94%            0.88%(9)       0.79%       0.73%     0.83%
Program Service Fee(4)                    N/A             N/A              N/A            N/A         N/A       N/A
Ratio of Net Investment
   Income to Average
   Net Assets(3)                         4.25%           3.24%            2.20%(9)       2.01%       1.65%     2.58%
Portfolio Turnover Rate(6)              75.71%          86.31%            4.33%(8)     109.44%      97.66%      N/A


----------
 *    The Fund's fiscal and tax year-end changed from June 30 to September 30.
 + On October 3, 2005, the Limited Maturity Fixed Income Fund was reorganized into the AHA Limited Maturity Fixed Income Fund, a newly established identical series of the CNI Charter Funds.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal year ended 2001. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.
(3) Ratios include all management fees and expenses except for the program service fee.
(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.

(5) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.
(6) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.
(7) Includes a tax return of capital, which is less than $0.01 per share, for the Fund for the year ended June 30, 2005.
(8)   Not annualized.
(9)   Annualized.



                         AHA INVESTMENT FUNDS | PAGE 34

                       AHA FULL MATURITY FIXED INCOME FUND


                                                                     For the Period
                                        For the         For the       July 1, 2005
                                      Year ended       Year ended       through
                                     September 30,   September 30,    September 30,         For the Years ended June 30,
PER SHARE DATA(1)(6)                     2007            2006+            2005*           2005         2004          2003
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF
   PERIOD                              $   10.16       $   10.35       $    10.50       $   10.39   $    10.87     $   10.34
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.45            0.43             0.09            0.38         0.36(2)       0.49
Net Realized and
   Unrealized Gains
   (Losses) on Securities                     --           (0.13)           (0.15)           0.20        (0.36)         0.53
-----------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.45            0.30            (0.06)           0.58         0.00          1.02
-----------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.45)          (0.43)           (0.09)          (0.38)       (0.39)        (0.49)
Distributions from
   Realized Capital Gains                     --           (0.06)              --           (0.09)       (0.09)           --
-----------------------------------------------------------------------------------------------------------------------------
Total Dividends &
   Distributions                           (0.45)          (0.49)           (0.09)          (0.47)       (0.48)        (0.49)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $   10.16       $   10.16      $     10.35       $   10.50   $    10.39     $   10.87
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                             4.48%           3.03%           (0.57)%(8)       5.72%        0.08%        10.06%
SUPPLEMENTAL DATA AND RATIOS(6)
Net Assets End of
   Period (000s)                       $  42,096       $  30,398       $   31,764       $  31,960   $   28,958     $  31,264
Ratio of Expenses to
   Average Net Assets**(4)(5)               0.79%           0.80%            1.00%(9)        1.00%        1.00%         1.00%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers
   & Recaptured Fees)(4)(5)                 0.73%           0.87%            0.83%(9)        0.95%        0.98%         1.29%
Program Service Fee(5)                       N/A             N/A              N/A             N/A          N/A           N/A
Ratio of Net Investment
   Income to Average
   Net Assets(4)                            4.48%           4.20%            3.37%(9)        3.58%        3.40%         4.51%
Portfolio Turnover Rate(7)                 54.97%          91.35%           17.47%(8)      144.07%      302.49%          N/A


----------
 *    The Fund's fiscal and tax year-end changed from June 30 to September 30.
** Ratio includes waivers and previously waived investment advisory fees. The impact of the recovered fees may cause a higher net expense ratio.
 + On October 3, 2005, the Full Maturity Fixed Income Fund was reorganized into the AHA Full Maturity Fixed Income Fund, a newly established identical series of the CNI Charter Funds.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal year ended 2001. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.
(4) Ratios include all management fees and expenses except for the program service fee.

(5) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.
(6) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.
(7) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.
(8)   Not annualized.
(9)   Annualized.



                         AHA INVESTMENT FUNDS | PAGE 35

                                AHA BALANCED FUND


                                                                   For the Period
                                      For the         For the        July 1, 2005
                                     Year ended     Year ended         through
                                   September 30,   September 30,    September 30,     For the Years ended June 30,
PER SHARE DATA(1)(6)                    2007           2006+            2005*          2005        2004        2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING
   OF PERIOD                         $    9.77       $   9.76        $   9.62       $    8.98   $    8.03    $   8.03
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.23           0.18            0.04            0.16        0.10(2)     0.11
Net Realized and
   Unrealized Gains
   (Losses) on Securities                 0.62           0.59            0.14            0.64        0.97          --
----------------------------------------------------------------------------------------------------------------------
Total from Operations                     0.85           0.77            0.18            0.80        1.07        0.11
----------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                 (0.23)         (0.18)          (0.04)          (0.16)      (0.12)      (0.11)
Distributions from
   Realized Capital Gains                (1.16)         (0.58)             --              --          --          --
----------------------------------------------------------------------------------------------------------------------
Total Dividends &
   Distributions                         (1.39)         (0.76)          (0.04)          (0.16)      (0.12)      (0.11)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                     $    9.23       $   9.77        $   9.76       $    9.62   $    8.98    $   8.03
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           9.47%          8.32%           1.87%(7)        8.97%      13.41%       1.40%

SUPPLEMENTAL DATA AND RATIOS(6)
Net Assets End of
   Period (000s)                     $  16,885       $ 17,836        $ 18,352       $  18,088   $  16,930    $ 18,615
Ratio of Expenses to
   Average Net Assets(4)(5)               1.00%          1.00%           0.98%(8)        1.20%       1.50%       1.50%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers
   & Recaptured Fees)(4)(5)               1.00%          1.11%           1.10%(8)        1.25%       1.31%       1.81%
Program Service Fee(5)                     N/A            N/A             N/A             N/A         N/A         N/A
Ratio of Net Investment
   Income to Average
   Net Assets(4)                          2.45%          1.83%           1.54%(8)        1.69%       1.14%       1.43%
Portfolio Turnover Rate                 127.95%         73.58%          13.53%(7)       98.60%      69.85%        N/A


----------
 *    The Fund's fiscal and tax year-end changed from June 30 to September 30.
 + On October 3, 2005, the Balanced Fund was reorganized into the AHA Balanced Fund, a newly established identical series of the CNI Charter Funds.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal year ended 2001. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.
(4) Ratios include all management fees and expenses except for the program service fee.
(5) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.

(6) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.
(7)   Not annualized.
(8)   Annualized.



                         AHA INVESTMENT FUNDS | PAGE 36

                           AHA DIVERSIFIED EQUITY FUND


                                                                   For the Period
                                      For the         For the        July 1, 2005
                                     Year ended     Year ended         through
                                   September 30,   September 30,    September 30,     For the Years ended June 30,
PER SHARE DATA(1)(5)                    2007           2006+            2005*          2005        2004        2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING
   OF PERIOD                         $   18.17       $  17.42        $  16.79       $   15.39   $   12.74    $  13.08
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.18           0.15            0.02            0.13        0.10        0.08
Net Realized and
   Unrealized Gains
   (Losses) on Securities                 1.89           1.55            0.63            1.40        2.65       (0.34)
----------------------------------------------------------------------------------------------------------------------
Total from Operations                     2.07           1.70            0.65            1.53        2.75       (0.26)
----------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                 (0.18)         (0.15)          (0.02)          (0.13)      (0.10)      (0.08)
Distributions from
   Realized Capital Gains                (1.58)         (0.80)             --              --          --          --
----------------------------------------------------------------------------------------------------------------------
Total Dividends &
   Distributions                         (1.76)         (0.95)          (0.02)          (0.13)      (0.10)      (0.08)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                     $   18.48       $  18.17        $  17.42       $   16.79   $   15.39    $  12.74
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                          11.93%         10.16%           3.88%(7)        9.95%      21.60%      (1.98%)

SUPPLEMENTAL DATA AND RATIOS(5)
Net Assets End of
   Period (000s)                     $ 102,232       $ 94,653        $ 81,447       $  81,510   $  68,068    $ 55,564
Ratio of Expenses to
   Average Net Assets(3)(4)               1.02%          1.01%           1.13%(8)        1.05%       1.02%       1.18%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers
   & Recaptured Fees)(3)(4)               0.99%          1.09%           1.08%(8)        1.07%       1.02%       1.18%
Program Service Fee(4)                     N/A            N/A             N/A             N/A         N/A         N/A
Ratio of Net Investment
   Income to Average
   Net Assets(3)                          0.98%          0.87%           0.46%(8)        0.78%       0.67%       0.61%
Portfolio Turnover Rate(6)              115.99%         99.16%          20.08%(7)      128.37%      97.51%        N/A


----------
 *    The Fund's fiscal and tax year-end changed from June 30 to September 30.
 + On October 3, 2005, the Diversified Equity Fund was reorganized into the AHA Diversified Equity Fund, a newly established identical series of the CNI Charter Funds.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal year ended 2001. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.
(3) Ratios include all management fees and expenses except for the program service fee.
(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.

(5) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.
(6) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.
(7)   Not annualized.
(8)   Annualized.



                         AHA INVESTMENT FUNDS | PAGE 37

                      AHA SOCIALLY RESPONSIBLE EQUITY FUND


                                                 For the         For the      July 1, 2005     For the Period
                                                Year ended     Year ended        through      January 3, 2005*
                                              September 30,   September 30,   September 30,       through
PER SHARE DATA(1)                                  2007           2006+          2005**        June 30, 2005
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
  BEGINNING OF PERIOD                           $  10.91        $  10.28        $   9.70          $  10.00
---------------------------------------------------------------------------------------------------------------
Net Investment Income                               0.14            0.12            0.02              0.05
Net Realized and Unrealized
  Gains (Losses) on Securities                      1.36            0.67            0.58             (0.30)
---------------------------------------------------------------------------------------------------------------
Total from Operations                               1.50            0.79            0.60             (0.25)
---------------------------------------------------------------------------------------------------------------
Dividends from
  Net Investment Income                            (0.14)          (0.11)          (0.02)            (0.05)
Distributions from
  Realized Capital Gains                           (0.15)          (0.05)             --                --
---------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                    (0.29)          (0.16)          (0.02)            (0.05)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                   $  12.12        $  10.91        $  10.28          $   9.70
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.89%           7.69%           6.20%(2)         (2.48)%(2)

SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)                 $ 56,490        $ 45,003        $ 21,795          $ 20,510
Ratio of Expenses to
  Average Net Assets***                             0.94%           1.04%           1.15%(3)          1.12%(3)
Ratio of Expenses to
  Average Net Assets
  (Excluding Waivers
  & Recaptured Fees)                                1.00%           1.12%           1.24%(3)          1.16%(3)
Ratio of Net Investment Income
  to Average Net Assets                             1.19%           1.10%           0.90%(3)          1.43%(3)
Portfolio Turnover Rate(4)                         29.38%          28.57%           6.89%            47.56%


----------
  *   Commencement of operations.
 **   The Fund's fiscal and tax year-end changed from June 30 to September 30.
*** Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
  + On October 3, 2005, the Socially Responsible Equity Fund was reorganized into the AHA Socially Responsible Equity Fund, a newly established identical series of the CNI Charter Funds.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2)   Not annualized.
(3)   Annualized.
(4) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.


                         AHA INVESTMENT FUNDS | PAGE 38
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: 1) when requested to do so by the shareholder; 2) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and 3) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                         AHA INVESTMENT FUNDS | PAGE 39
notes
notes

For More Information

AHA INVESTMENT FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds' website at www.cnicharterfunds.com or contact:

            SEI Investments Distribution Co.
            One Freedom Valley Drive
            Oaks, Pennsylvania 19456
            1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-010-0300

                         CNI CHARTER FUNDS(SM) [LOGO](R)

                                     [LOGO]
                                AMERICAN HOSPITAL
                                  ASSOCIATION

                                [GRAPHIC OMITTED]

Prospectus Dated January 31, 2008

AHA INVESTMENT FUNDS(TM)
A SERIES OF THE CNI CHARTER FUNDS

CCM Advisors, LLC is the AHA-sponsored investment advisor for the AHA Investment Program a tobacco-free investment

Class N

--------------------------------------------------------------------------------

AHA Limited Maturity Fixed Income Fund

AHA Full Maturity Fixed Income Fund

AHA Diversified Equity Fund

AHA Socially Responsible Equity Fund

                         CNI CHARTER FUNDS(SM) [LOGO](R)

                                     [LOGO]
                                AMERICAN HOSPITAL
                                   ASSOCIATION

PROSPECTUS DATED JANUARY 31, 2008

AHA INVESTMENT FUNDS(TM)
A SERIES OF THE CNI CHARTER FUNDS

CCM Advisors, LLC is the AHA-sponsored investment advisor for the AHA Investment Program a tobacco-free investment

Class N

AHA Limited Maturity Fixed Income Fund

AHA Full Maturity Fixed Income Fund

AHA Diversified Equity Fund

AHA Socially Responsible Equity Fund




INVESTMENT MANAGER:

CCM Advisors, LLC
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents


THE FUNDS

   AHA Limited Maturity Fixed Income Fund .................................    1

   AHA Full Maturity Fixed Income Fund ....................................    5

   AHA Diversified Equity Fund ............................................    9

   AHA Socially Responsible Equity Fund ...................................   12

MANAGEMENT OF THE FUNDS ...................................................   15

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS .....................   20

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   21

DIVIDENDS AND TAXES .......................................................   28

FINANCIAL HIGHLIGHTS ......................................................   29

PRIVACY PRINCIPLES ........................................................   33

FOR MORE INFORMATION ...............................................  back cover


More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.


This Prospectus offers Class N shares of the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund (each a "Fund" and together, the "Funds") series of CNI Charter Funds. Class N shares of the Funds were designated as Class A shares prior to October 17, 2007. The Funds also offer Institutional Class shares which are subject to the same management fees and other expenses but are not subject to distribution fees or shareholder servicing fees. Institutional Class shares of the Funds are subject to higher minimum investments.

AHA Limited Maturity Fixed Income Fund

OUR GOAL

The AHA Limited Maturity Fixed Income Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity. The goal of the AHA Limited Maturity Fixed Income Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

Under normal circumstances, the AHA Limited Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies. The AHA Limited Maturity Fixed Income Fund invests in securities having one of the four highest ratings of either Moody's Investors Service (at least Baa) or Standard & Poor's Corporation (at least BBB). The fixed income securities in which the AHA Limited Maturity Fixed Income Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.

Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA"), and the Federal Farm Credit Bank ("FFCB"). In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.


Under normal circumstances, the AHA Limited Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities with "limited maturity," or duration of less than five years. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. The dollar-weighted average duration of the AHA Limited Maturity Fixed Income Fund was 1.96 years as of September 30, 2007. Our sub-advisors actively manage the average duration of the portfolio and determine which securities to purchase or sell in accordance with their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. There is no limit on the maturities of individual securities.


PRINCIPAL RISKS OF INVESTING IN THE AHA LIMITED MATURITY FIXED INCOME FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Limited Maturity Fixed Income Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK OF FIXED INCOME SECURITIES - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk


                          AHA INVESTMENT FUNDS | PAGE 1
as well, with longer term securities generally more volatile than shorter term securities. In addition, the AHA Limited Maturity Fixed Income Fund is subject to the risk that its market segment, limited maturity fixed income securities, may underperform other fixed income market segments or the markets as a whole. The AHA Limited Maturity Fixed Income Fund is not a money market fund.

ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Limited Maturity Fixed Income Fund's securities. Economic or political changes may also adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the AHA Limited Maturity Fixed Income Fund.

GOVERNMENT-SPONSORED ENTITIES RISK - The AHA Limited Maturity Fixed Income Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the FNMA, FHLB, FHMLC, GNMA, and FFCB, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PREPAYMENT RISK - The principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the AHA Limited Maturity Fixed Income Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

EXTENSION RISK - Rising interest rates can cause the average maturity of the AHA Limited Maturity Fixed Income Fund's holdings to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

MANAGER RISK - The performance of the AHA Limited Maturity Fixed Income Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds.

PAST PERFORMANCE


The predecessor to the AHA Limited Maturity Fixed Income Fund commenced operation on December 22, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). Class A shares of the Predecessor Fund, the predecessor class to Class N shares of the Fund, commenced operations on October 22, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund, a newly formed series of CNI Charter Funds, with an investment objective and investment strategies and policies identical to those of the Predecessor Fund.


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fund by showing the changes in the Fund's performance for the indicated periods. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


                          AHA INVESTMENT FUNDS | PAGE 2

In the bar chart and the performance table, the performance results from October 22, 2004 to September 30, 2005 are for Class A shares of the Predecessor Fund, and performance results before October 22, 2004 are for the Class I shares of the Predecessor Fund. Class A shares and Class I shares of the Predecessor Fund would have had substantially similar annual returns because the shares were invested in the same portfolio of securities. However, because the expenses of the Class A shares exceeded those of the Class I shares due to the Rule 12b-1 distribution fee on Class A shares, the average annual total return of Class A shares would have been lower than the average annual total return of Class I shares.


The performance of the Predecessor Fund has not been restated to reflect the expenses of the Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund's performance would be reduced.

This bar chart shows the performance of the Fund based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998     1999    2000    2001    2002    2003    2004    2005    2006   2007
--------------------------------------------------------------------------------
 6.32%    2.76%   7.56%   8.20%   5.43%   1.80%   0.58%   1.11%   3.57%  5.58%


                      Best Quarter            Worst Quarter
                         3.17%                   (1.33)%
                      (Q3 2001)                (Q2 2004)

This table shows the Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of indices comprised of securities similar to those held by the Fund.

AHA Limited Maturity
Fixed Income Fund            1 Year    5 Year    10 Year
---------------------------------------------------------
Return Before Taxes            5.58%     2.51%      4.26%
Return After Taxes
   on Distributions(1)         4.11%     1.56%      2.82%
Return After Taxes
   on Distributions
   and Sale of
   Fund Shares(1)              3.60%     1.59%      2.75%
Merrill Lynch 1-3 Year
   Treasury Index(2)(3)        7.32%     3.12%      4.75%
Merrill Lynch 3-Month
   U.S. Treasury
   Index(2)(3)                 5.00%     3.07%      3.77%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3) The Merrill Lynch 1-3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on the securities included in the Index is from one to three years. This Index is available on a monthly basis in price-only and total return versions. The value was set at 100 on 12/31/1975. The Merrill Lynch 3-Month U.S. Treasury Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date.

FEES AND EXPENSES OF THE AHA LIMITED MATURITY FIXED INCOME FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Limited Maturity Fixed Income Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Limited Maturity Fixed Income Fund.


                          AHA INVESTMENT FUNDS | PAGE 3

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                      0.50%
Distribution (12b-1) Fees                              0.25%
Other Expenses(2)                                      0.52%
-------------------------------------------------------------
Total Annual Fund Operating
   Expenses                                            1.27%
(Shareholder Servicing Fee Waiver)(3)                 (0.25%)
-------------------------------------------------------------
Net Annual Fund Operating
   Expenses(4)                                         1.02%


(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Limited Maturity Fixed Income Fund's net assets.

(2) "Other Expenses" include shareholder servicing fees of 0.25% of the Fund's average net assets, which the Fund is obligated to pay to the Investment Manager pursuant to a shareholder servicing agreement.
(3) The Investment Manager has contractually agreed to waive its shareholder servicing fees for the period ending January 30, 2009.
(4) The Investment Manager has contractually agreed to limit its fees or reimburse the AHA Limited Maturity Fixed Income Fund for expenses to the extent necessary to keep Class N Total Annual Fund Operating Expenses for the current fiscal year at or below 1.25%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the AHA Limited Maturity Fixed Income Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Limited Maturity Fixed Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Limited Maturity Fixed Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Limited Maturity Fixed Income Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------
       $127           $397           $686         $1,511
---------------------------------------------------------



                          AHA INVESTMENT FUNDS | PAGE 4

AHA Full Maturity Fixed Income Fund

OUR GOALS

The AHA Full Maturity Fixed Income Fund seeks to provide a high level of current income, consistent with the preservation of capital. The goal of the AHA Full Maturity Fixed Income Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

Under normal circumstances, the AHA Full Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments, non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies and U.S. dollar-denominated debt obligations issued by foreign governments and corporations. The AHA Full Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities having one of the three highest ratings of either Moody's Investors Service or Standard & Poor's Corporation (at least A). The Fund may also invest up to 20% of its total assets in securities with a minimum credit rating from Moody's or Standard & Poor's of Baa or BBB, respectively, or which, if unrated, are determined by our sub-advisors to be of comparable quality. The fixed income securities in which the AHA Full Maturity Fixed Income Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.

Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA"), and the Federal Farm Credit Bank ("FFCB"). In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.


Under normal circumstances, the AHA Full Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities with "full duration," or duration ranging from that of the bonds included in the Lehman Brothers Government/Corporate Intermediate Total Return Index, which had an average duration of 3.69 years as of September 30, 2007, to that of the bonds included in the Lehman Brothers Aggregate Bond Index, which had an average duration of 4.62 years as of September 30, 2007. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. The dollar-weighted average duration of the AHA Full Maturity Fixed Income Fund was 4.01 years as of September 30, 2007. Our sub-advisors actively manage the average duration of the AHA Full Maturity Fixed Income Fund's investments and determine which securities to purchase or sell in accordance with their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The maturity of the securities held by the Fund is generally between five and eleven years.


PRINCIPAL RISKS OF INVESTING IN THE AHA FULL MATURITY FIXED INCOME FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our


                          AHA INVESTMENT FUNDS | PAGE 5
investment goal. The AHA Full Maturity Fixed Income Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK OF FIXED INCOME SECURITIES - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the AHA Full Maturity Fixed Income Fund is subject to the risk that its market segment, long term fixed income securities, may underperform other fixed income market segments or the markets as a whole. The AHA Full Maturity Fixed Income Fund is not a money market fund.

ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Full Maturity Fixed Income Fund's securities. Economic or political changes may also adversely affect the ability of insurers to repay principal and to make interest payments on securities owned by the AHA Full Maturity Fixed Income Fund.

GOVERNMENT-SPONSORED ENTITIES RISK - The AHA Full Maturity Fixed Income Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the FNMA, FHLB, FHMLC, GNMA, and FFCB, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PREPAYMENT RISK - The principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the AHA Full Maturity Fixed Income Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

EXTENSION RISK - Rising interest rates can cause the average maturity of the AHA Full Maturity Fixed Income Fund's holdings to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

MANAGER RISK - The performance of the AHA Full Maturity Fixed Income Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds. In addition, the Fund could fail to meet its investment objective.

FOREIGN SECURITIES - Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the


                          AHA INVESTMENT FUNDS | PAGE 6
possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE


The predecessor to the AHA Full Maturity Fixed Income Fund commenced operations on October 20, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). Class A shares of the Predecessor Fund commenced operations on May 11, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund, a newly formed series of CNI Charter Funds, with an investment objective and investment strategies and policies identical to those of the Predecessor Fund.


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fund by showing the changes in the Fund's performance for the indicated periods. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


In the bar chart and the performance table, the performance results from May 11, 2004 to September 30, 2005 are for Class A shares of the Predecessor Fund, and performance results before May 11, 2004 are for the Class I shares of the Predecessor Fund. Class A shares and Class I shares of the Predecessor Fund would have had substantially similar annual returns because the shares were invested in the same portfolio of securities. However, because the expenses of the Class A shares exceeded those of the Class I shares due to the Rule 12b-1 distribution fee on Class A shares, the average annual total return of Class A shares would have been lower than the average annual total return of Class I shares.


The performance of the Predecessor Fund has not been restated to reflect the expenses of the Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund's performance would be reduced.

This bar chart shows the performance of the Fund based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998   1999      2000     2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
 8.12%  (1.44)%   10.76%   7.97%   8.83%   4.62%   3.70%   1.42%   3.30%   5.65%


                      Best Quarter            Worst Quarter
                         4.11%                   (2.46)%
                       (Q3 2001)                (Q2 2004)

This table shows the Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of indices comprised of securities similar to those held by the Fund.

AHA Full Maturity
Fixed Income Fund            1 Year    5 Year    10 Year
---------------------------------------------------------
Return Before Taxes            5.65%     3.73%      5.23%
Return After Taxes
   on Distributions(1)         4.10%     2.24%      3.36%
Return After Taxes
   on Distributions
   and Sale of
   Fund Shares(1)              3.64%     2.34%      3.33%
Lehman Brothers
   Government/
   Credit
   Intermediate Total
   Return Index(2)(3)          7.40%     4.06%      5.76%
Lehman Brothers
   Aggregate
   Bond Index(2)(3)            6.96%     4.42%      5.97%



                          AHA INVESTMENT FUNDS | PAGE 7

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

(3) The Lehman Brothers Government/Credit Intermediate Total Return Index is a total return index comprised of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Intermediate Total Return Index are trademarks of Lehman Brothers, Inc.


FEES AND EXPENSES OF THE AHA FULL MATURITY FIXED INCOME FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Full Maturity Fixed Income Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Full Maturity Fixed Income Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                      0.50%
Distribution (12b-1) Fees                              0.25%
Other Expenses(2)                                      0.55%
-------------------------------------------------------------
Total Annual Fund Operating
   Expenses                                            1.30%
(Shareholder Servicing Fee Waiver)(3)                 (0.25%)
-------------------------------------------------------------
Net Annual Fund Operating
   Expenses(4)                                         1.05%


(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Full Maturity Fixed Income Fund's net assets.

(2) "Other Expenses" include 0.006% in Acquired Fund Fees and Expenses. "Acquired Fund Fees and Expenses" are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year ("Acquired Funds") and are therefore incurred indirectly by the Fund. "Other Expenses" also include shareholder servicing fees of 0.25% of the Fund's average net assets, which the Fund is obligated to pay to the Investment Manager pursuant to a shareholder servicing agreement.
(3) The Investment Manager has contractually agreed to waive its shareholder servicing fees for the period ending January 30, 2009.
(4) The Investment Manager has contractually agreed to limit its fees or reimburse the AHA Full Maturity Fixed Income Fund for expenses to the extent necessary to keep Class N Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses) for the current fiscal year at or below 1.25%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the AHA Full Maturity Fixed Income Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Full Maturity Fixed Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Full Maturity Fixed Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Full Maturity Fixed Income Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------
       $107           $387           $689         $1,546
---------------------------------------------------------



                          AHA INVESTMENT FUNDS | PAGE 8

AHA Diversified Equity Fund

OUR GOAL

The AHA Diversified Equity Fund seeks to provide long-term capital growth. The goal of the AHA Diversified Equity Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY


We seek to have a diversified portfolio consisting of common stocks. Under normal circumstances, at least 80% of the AHA Diversified Equity Fund's net assets, plus any borrowings for investment purposes, are invested in common stocks of large-capitalization U.S. companies (defined by Standard & Poor's, a company that provides financial market data to institutional clients and calculates, distributes and services the S&P Indexes, as companies with market capitalizations of greater than $5 billion) that are diversified among various industries and market sectors. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders.


The AHA Diversified Equity Fund typically emphasizes equity securities that a sub-advisor believes have one or more of the following characteristics:

      o     a price significantly below the intrinsic value of the issuer;

      o     favorable prospects for earnings growth;

      o     above average return on equity and dividend yield; and

      o     sound overall financial condition of the issuer.


The Fund may invest up to 20% of its assets in mid-capitalization companies (as defined by Standard & Poor's, companies with capitalizations of $1.5 billion to $5.5 billion). Our sub-advisors may buy and sell securities in the AHA Diversified Equity Fund frequently, which may result in higher transaction costs and produce capital gains and losses. Our sub-advisors may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security's purchase, or more attractive investment alternatives are identified.


The AHA Diversified Equity Fund may invest substantially all of its assets in common stocks.

PRINCIPAL RISKS OF INVESTING IN THE AHA DIVERSIFIED EQUITY FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Diversified Equity Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK OF COMMON STOCKS - By investing in common stocks, the AHA Diversified Equity Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-today and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry wide and/or economic trends and developments. The rights of common stockholders in liquidation and dividends generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer.


                          AHA INVESTMENT FUNDS | PAGE 9

MEDIUM CAPITALIZATION (MID-CAP) COMPANY RISK - The AHA Diversified Equity Fund may invest up to 20% of its assets in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.

MANAGER RISK - The performance of the AHA Diversified Equity Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds. In addition, the Fund could fail to meet its investment objective.

ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Diversified Equity Fund's securities. Economic or political changes may also adversely affect the ability of insurers to repay principal and to make interest payments on securities owned by the AHA Diversified Equity Fund.

PAST PERFORMANCE


The predecessor to the AHA Diversity Equity Fund commenced operations on October 20, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). Class A shares of the Predecessor Fund commenced operations on December 30, 2002. On September 30, 2005, the Predecessor Fund reorganized into the Fund, a newly formed series of CNI Charter Funds, with an investment objective and investment strategies and policies identical to those of the Predecessor Fund.


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fund by showing the changes in the Fund's performance for the indicated periods. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


In the bar chart and the performance table, the performance results from December 30, 2002 to September 30, 2005 are for Class A shares of the Predecessor Fund, and performance results before December 30, 2002 are for the Class I shares of the Predecessor Fund. Class A shares and Class I shares of the Predecessor Fund would have had substantially similar annual returns because the shares were invested in the same portfolio of securities. However, because the expenses of the Class A shares exceeded those of the Class I shares due to the Rule 12b-1 distribution fee on Class A shares, the average annual total return of Class A shares would have been lower than the average annual total return of Class I shares.


The performance of the Predecessor Fund has not been restated to reflect the expenses of the Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund's performance would be reduced.

This bar chart shows the performance of the Fund based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998     1999    2000    2001     2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
16.68%   20.98%  (2.90)% (2.04)% (19.58)% 28.83%  13.23%   7.07%  14.40%  0.38%


                      Best Quarter           Worst Quarter
                         20.92%                 (17.29)%
                       (Q4 1998)               (Q3 2002)



                         AHA INVESTMENT FUNDS | PAGE 10

This table shows the Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of securities similar to those held by the Fund.

AHA Diversified
Equity Fund                                         1 Year     5 Year    10 Year
--------------------------------------------------------------------------------
Return Before Taxes                                  0.38%     12.39%     6.83%
Return After Taxes
   on Distributions(1)                              (2.82)%    11.03%     4.13%
Return After Taxes
   on Distributions
   and Sale of
   Fund Shares(1)                                    2.17%     10.44%     4.36%
S&P 500(R)
   Stock Index(2)(3)                                 5.49%     12.83%     5.91%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3) The S&P 500(R) Stock Index is a broad market-weighted average of U.S. blue-chip companies. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc.

FEES AND EXPENSES OF THE AHA DIVERSIFIED EQUITY FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Diversified Equity Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Diversified Equity Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                                         0.75%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses(2)                                                         0.53%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses                                                               1.53%
(Shareholder Servicing Fee Waiver)(3)                                    (0.10%)
--------------------------------------------------------------------------------
Net Annual Fund Operating
   Expenses(4)                                                            1.43%


(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Diversified Equity Fund's net assets.

(2) "Other Expenses" include 0.006% in Acquired Fund Fees and Expenses. "Acquired Fund Fees and Expenses" are fees and expenses incurred by investment companies or pooled investment vehicles in which the Fund invested during the fiscal year ("Acquired Funds") and are therefore incurred indirectly by the Fund. "Other Expenses" also include shareholder servicing fees of 0.25% of the Fund's average net assets, which the Fund is obligated to pay the Investment Manager pursuant to a shareholder serving agreement.
(3) The Investment Manager has contractually agreed to waive a portion of its shareholder servicing fees for the period ending January 30, 2009.
(4) The Investment Manager has contractually agreed to limit its fees or reimburse the AHA Diversified Equity Fund for expenses to the extent necessary to keep Class N Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses) for the current fiscal year at or below 1.50%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the AHA Diversified Equity Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Diversified Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Diversified Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Diversified Equity Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 Year          3 Years          5 Years         10 Years
--------------------------------------------------------------------------------
            $153             $474            $818            $1,791
--------------------------------------------------------------------------------



                         AHA INVESTMENT FUNDS | PAGE 11

AHA Socially Responsible Equity Fund

OUR GOALS

The AHA Socially Responsible Equity Fund seeks to provide long-term capital growth. The goal of the AHA Socially Responsible Equity Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY


Under normal circumstances, the AHA Socially Responsible Equity Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of U.S. issuers that meet certain socially responsible criteria. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. The AHA Socially Responsible Equity Fund may invest up to 50% of its assets in securities of mid-cap companies (defined by Standard & Poor's, a company that provides financial market data to institutional clients and calculates, distributes and services the S&P Indexes, as companies that have market capitalizations greater than $1.5 billion and less than $5.5 billion at the time of purchase).


In selecting investments, our sub-advisor considers social criteria such as an issuer's community relations, corporate governance, diversity, employee relations, environmental impact and sustainability, human rights, and product safety. Using both quantitative and qualitative data, our sub-advisor also evaluates an issuer's involvement in specific revenue-generating activities to determine whether the issuer's involvement was meaningful or simply incidental with respect to that activity. Our sub-advisor applies vigorous valuation screens that identify issuers for further in-depth fundamental analysis for potential inclusion in the Fund. The investment strategy typically will emphasize securities that our sub-advisor believes have one or more of the following characteristics:

      o     a price significantly below the intrinsic value of the issuer;

      o     below average price to sales and price to cash flow ratios; and

      o     sound overall financial condition of the issuer.

Our sub-advisor may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security's purchase, or more attractive investment alternatives are identified.

The AHA Socially Responsible Equity Fund does not invest in an issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power. Because information on an issuer's involvement in those activities may not be publicly available, it is possible that the Fund's holdings may include an issuer that does not meet its criteria for socially responsible investing. When our sub-advisor discovers that a holding does not meet its criteria for socially responsible investing, it will divest that holding as soon as reasonably practicable.

PRINCIPAL RISKS OF INVESTING IN THE AHA SOCIALLY RESPONSIBLE EQUITY FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Socially Responsible Equity Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

MARKET RISK OF COMMON STOCKS - By investing in common stocks, the AHA Socially Responsible Equity Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-today and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual


                         AHA INVESTMENT FUNDS | PAGE 12
companies may report poor results or be negatively affected by industry wide and/or economic trends and developments. The AHA Socially Responsible Equity Fund is also subject to the risk that its principal market segment, socially responsible investing, may underperform other equity market segments or the market as a whole. The rights of common stockholders in liquidation and dividends generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer.

MEDIUM CAPITALIZATION (MID-CAP) COMPANY RISK - The AHA Socially Responsible Equity Fund invests in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.


MANAGER RISK - The performance of the AHA Socially Responsible Equity Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds. In addition, the Fund could fail to meet its investment objective.


PAST PERFORMANCE


The predecessor to the AHA Socially Responsible Equity Fund commenced operations on January 3, 2005 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). Class A shares of the Predecessor Fund commenced operations on August 12, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund, a newly formed series of CNI Charter Funds, with an investment objective and investment strategies and policies identical to those of the Predecessor Fund.


The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fund by showing the changes in the Fund's performance for the indicated periods. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


In the bar chart and the performance table, the performance results from August 12, 2005 to September 30, 2005 are for Class A shares of the Predecessor Fund, and performance results before August 12, 2005 are for the Class I shares of the Predecessor Fund. Class A shares and Class I shares of the Predecessor Fund would have had substantially similar annual returns because the shares were invested in the same portfolio of securities. However, because the expenses of the Class A shares exceeded those of the Class I shares due to the Rule 12b-1 distribution fee on Class A shares, the average annual total return of Class A shares would have been lower than the average annual total return of Class I shares.


The performance of the Predecessor Fund has not been restated to reflect the expenses of the Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Fund's performance would be reduced.

This bar chart shows the performance of the Fund based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           2005      2006      2007
                           -------------------------
                           4.47%    15.15%    (0.24)%


                      Best Quarter           Worst Quarter
                          8.18%                 (5.04)%
                        (Q4 2006)              (Q4 2007)



                         AHA INVESTMENT FUNDS | PAGE 13

This table shows the Fund's average annual total returns for the periods ending December 31, 2007. The table also shows how the Fund's performance compares with the returns of an index comprised of securities similar to those held by the Fund.

AHA Socially Responsible                                               Since
Equity Fund                                              One Year   Inception(1)
--------------------------------------------------------------------------------
Return Before Taxes                                        (0.24)%     6.29%
Return After Taxes
   on Distributions(2)                                     (1.57)%     5.55%
Return After Taxes
   on Distributions
   and Sale of
   Fund Shares(2)                                           0.57%      5.15%
Domini 400
   Social(SM) Index(3)(4)                                   3.74%      7.87%(5)


(1)   The Predecessor Fund commenced operation on January 3, 2005.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)   Reflects no deduction for fees, expenses or taxes.
(4) The Domini 400 Social(SM) Index (DS400) is a capitalization-weighted common stock index modeled on the S&P 500(R) Stock Index. It monitors the performance of 400 U.S. corporations that pass multiple broad-based social screens. The Domini 400 Social(SM) Index is a service mark of KLD Research & Analytics, Inc. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc.

(5)   Index returns from January 31, 2005.

FEES AND EXPENSES OF THE AHA SOCIALLY RESPONSIBLE EQUITY FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Socially Responsible Equity Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Socially Responsible Equity Fund.


ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee(1)                                                         0.75%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses(2)                                                         0.50%
Acquired Fund Fees & Expenses                                             0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses                                                               2.51%
(Shareholder Servicing Fee Waiver)(3)                                    (0.25%)
--------------------------------------------------------------------------------
Net Annual Fund Operating
   Expenses(4)                                                            1.26%


(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Socially Responsible Equity Fund's net assets.

(2) "Other Expenses" include shareholder servicing fees of 0.25% of the Fund's average net assets, which the Fund is obligated to pay to the Investment Manager pursuant to a shareholder servicing agreement.
(3) The Investment Manager has contractually agreed to waive its shareholder servicing fee for the period ending January 30, 2009.
(4) The Investment Manager has contractually agreed to limit its fees or reimburse the AHA Socially Responsible Equity Fund for expenses to the extent necessary to keep Class N Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses) for the current fiscal year at or below 1.50%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the AHA Socially Responsible Equity Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Socially Responsible Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Socially Responsible Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Socially Responsible Equity Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
                     $153      $474       $818       $1,791
--------------------------------------------------------------------------------



                         AHA INVESTMENT FUNDS | PAGE 14
management of the funds

INVESTMENT MANAGER


CCM Advisors, LLC ("CCMA" or the "Investment Manager") provides the Funds with investment management services. CCMA's address is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

CCMA is wholly-owned by Convergent Capital Management LLC ("CCM"), which in turn is majority-owned by City National Corporation. CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operates independently of CCM, or to any clients of its affiliates.


CCMA is responsible for the evaluation, selection and monitoring of each Fund's sub-advisor(s). CCMA selects sub-advisors based on a variety of factors, including investment style, performance record and the characteristics of each sub-advisor's typical investments. The assets of each multi-manager Fund are divided into segments and CCMA is responsible for allocating the assets among the sub-advisors in accordance with their specific investment styles.

The sub-advisors manage each Fund's investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the Funds. Subject to the oversight of CCMA and the Board of Trustees, the sub-advisors have complete discretion as to the purchase and sale of investments for the Funds consistent with each Fund's investment objective, policies and restrictions.


CCMA received a fee for its investment management services at an annual rate of 0.49% of average daily net assets of the AHA Limited Maturity Fixed Income Fund, 0.57% of average daily net assets of the AHA Full Maturity Fixed Income Fund, 0.79% of average daily net assets of the AHA Diversified Equity Fund and 0.70% of average daily net assets of the AHA Socially Responsible Equity Fund for the past fiscal year. The sub-advisors are compensated out of the investment management fees paid to CCMA.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement with CCMA is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. However, CNI Charter Funds has received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits CCMA, subject to certain conditions required by the SEC, to replace any sub-advisor with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees, but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and will be provided with information regarding the new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CCMA has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CCMA also may terminate any sub-advisor to a Fund and assume direct responsibility for the portfolio management of the Fund with the approval of the Board of Trustees but without obtaining shareholder approval.


                         AHA INVESTMENT FUNDS | PAGE 15

SUB-ADVISORS

Following is certain information about each of the sub-advisors for the Funds and the individuals employed by or associated with each sub-advisor who are primarily responsible for the day-to-day management of each Fund's investment portfolio (the "Portfolio Managers"). The SAI contains additional information about the sub-advisors and the Portfolio Managers, including the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

CITY NATIONAL ASSET MANAGEMENT, INC. ("CNAM"), a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank and indirect subsidiary of City National Corporation, serves as sub-advisor to a portion of the AHA Limited Maturity Fixed Income Fund. CNAM is located at City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. CNAM currently serves as the investment adviser to eleven other series of CNI Charter Funds.


CNAM's portion of the AHA Limited Maturity Fixed Income Fund is managed primarily by Rodney J. Olea (Senior Vice President and Director of Fixed Income), William C. Miller, Jr. (Vice President and Senior Portfolio Manager), Paul C. Single (Vice President and Senior Portfolio Manager) and Robert Harder (Vice President and Senior Portfolio Manager). Mr. Olea oversees strategy development and implementation for CNAM's portion of the Fund. He has been with CNAM for 11 years and has held the position of Director of Fixed Income for seven years. Messrs. Miller and Single are responsible for strategy development and day-to-day implementation for the Fund. Mr. Miller has served in his current position with CNAM for five years. Prior to joining CNAM, he was an Investment Officer at Fiduciary Trust International from 1998 to 2001. Mr. Single has served in his current position with CNAM for two years. Prior to joining CNAM, he was a Senior Portfolio Manager at Wells Capital Management from 1988 to 2003. Mr. Harder also works on strategy development and implementation for the Fund. He has served in his current position with CNAM since February, 2005. Prior to joining CNAM, he was a Senior Portfolio Manager at Wells Capital Management from 1997 to 2004.

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreement with CNAM is available in the Funds' Annual Report for the most recent fiscal year ended September 30.

THE PATTERSON CAPITAL CORPORATION ("Patterson") currently serves as sub-advisor to a portion of the AHA Limited Maturity Fixed Income Fund. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans.

Patterson's investment management process involves the day-to-day interaction of three key staff members, Joseph B. Patterson, Jean M. Clark and Gregory W. Welch. Mr. Patterson and Ms. Clark are the two lead portfolio managers for Patterson's portion of the AHA Limited Maturity Fixed Income Fund. Mr. Patterson is Patterson's President and Chief Investment Strategist and has been with the firm since 1977. Ms. Clark is a Senior Vice President and Portfolio Manager and has been with the firm since 1983. Mr. Welch is a Vice President and Assistant Portfolio Manager and has been with the firm since 1996.


Mr. Patterson, together with Ms. Clark, develops all macro strategies relative to duration, sector, quality and yield curve structure. Ms. Clark and Mr. Welch are jointly responsible for the implementation of these strategies including security selection, trading, portfolio risk analysis, and investment compliance management.


                         AHA INVESTMENT FUNDS | PAGE 16

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreement with Patterson is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


BAIRD ADVISORS, an institutional fixed income department within Robert W. Baird & Co., Inc. ("Baird"), currently serves as sub-advisor to a portion of the AHA Full Maturity Fixed Income Fund. Baird is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202. Baird provides management services to pension plans, non-profit organizations and individuals.

Daniel A. Tranchita and Gary A. Elfe have primary responsibility for managing Baird's portion of the AHA Full Maturity Fixed Income Fund. Mr. Tranchita has been a Senior Vice President and Senior Portfolio Manager at Baird since 2000, and previously served as Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC ("Firstar") from 1989 to 2000. Mr. Elfe has been a Managing Director and Senior Portfolio Manager at Baird since 2000, and previously served as Senior Vice President and Senior Portfolio Manager at Firstar from 1978 to 2000.


As Baird utilizes a team-oriented investment approach, Mary Ellen Stanek (Chief Investment Officer), Charlie Groeschell, Warren Pierson, Jay Schwister, Sharon deGuzman and Jeff Schrom are also involved in portfolio analysis and in security transactions for Baird's portion of the AHA Full Maturity Fixed Income Fund.

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreements with Baird is available in the Funds' Annual Report for the most recent fiscal year ended September 30.

BOYD WATTERSON ASSET MANAGEMENT, LLC ("Boyd Watterson") currently serves as sub-advisor to a portion of the AHA Full Maturity Fixed Income Fund. Boyd Watterson is located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio 44114. It was organized in 1928 and provides equity and fixed income investment management services to individuals and institutions.

Day-to-day management of the portion of the AHA Full Maturity Fixed Income Fund managed by Boyd Watterson is the responsibility of its Fixed Income Group, which establishes Boyd Watterson's fixed income investment strategy. David M. Dirk (Senior Vice President, Senior Strategist) and James R. Shirak (Senior Vice President, Lead Fixed Income Strategist) have primary responsibility for managing Boyd Watterson's portion of the Fund, and have been employed by Boyd Watterson since 1996 and 1999, respectively.

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreement with Boyd Watterson is available in the Funds' Semi-Annual Report for the fiscal period ended March 31, 2006, and a discussion regarding the basis for the Board's approval of a new sub-advisory agreement between CCMA and Boyd Watterson in connection with a recent change in control of Boyd Watterson will be included in the Fund's Semi-Annual Report for the fiscal period ending March 31, 2008.

AMBS INVESTMENT COUNSEL, LLC ("AMBS") currently serves as sub-advisor to a portion of the AHA Diversified Equity Fund. AMBS is located at 1241 East Beltline NE, Suite 150, Grand Rapids, Michigan 49525, and has been providing investment advisory services to individual and institutional clients since 1982. AMBS is majority owned by Convergent Capital Management LLC ("CCM"), which is a majority-owned subsidiary of City National Corporation.


Day-to-day management of the portion of the AHA Diversified Equity Fund managed by AMBS is the responsibility of its Investment Committee. Allan Meyers, CFA, who has primary responsibility for managing AMBS' portion of the Fund, is an Analyst and a Principal of the firm, and has been employed by AMBS since 2004. Mr. Meyers previously served as a Fixed Income Manager and as Director of Equity Management in the Investment Management Group of Old Kent/Fifth Third Bank. Wayne Titche, CFA, who also has responsibility for managing AMBS' portion of the Fund, is the Chief Investment Officer and a Principal of the firm, and has been employed by


                         AHA INVESTMENT FUNDS | PAGE 17

AMBS since 1993. The remaining members of AMBS' Investment Committee are Barbara
J. DeMoor, CFA, who is President, CEO, and a Principal of AMBS and joined the firm in 1988; and John K. Koczara, CFA, who is an Analyst and a Principal of AMBS and joined the firm in 2003. Mr. Koczara was previously with H&R Block Financial Advisors, where he managed a Premium Financial Center.

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreement with AMBS is available in the Funds' Annual Report for the fiscal year ended September 30, 2006.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC ("Freeman") currently serves as sub-advisor to a portion of the AHA Diversified Equity Fund. Freeman is located at 12255 El Camino Real, Suite 200, San Diego, California 92130, and is a privately held company that is controlled by John D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations.


All of Freeman's strategies are team-managed. The members of the investment team who contribute to the day-to-day management of the AHA Diversified Equity Fund and AHA Balanced Fund are John D. Freeman (Chairman and CEO), Michael Bishopp (President and Director of Risk Management), Thomas Anichini (Senior Vice President and Portfolio Manager) and Maninder Hunjan (Senior Vice President - Research and Portfolio Management). The principal portfolio managers for the portion of the AHA Diversified Equity Fund and AHA Balanced Fund managed by Freeman are Messrs. Freeman and Anichini. Mr. Freeman has been with the firm since 1996 and, as Chairman and CEO, he oversees the management of the firm's core equity, alternatives, and hedge fund strategies. Mr. Anichini has been a Senior Vice President and Portfolio Manager with the firm since 2005. Prior to joining Freeman, Mr. Anichini was a portfolio manager with Westpeak Global Advisors where he managed institutional quantitative equity portfolios and contributed to research and client services.

A discussion regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreements with Freeman is available in the Funds' Annual Report for the most recent fiscal year ended September 30.


SKBA CAPITAL MANAGEMENT, LLC ("SKBA") currently serves as sub-advisor to the AHA Socially Responsible Equity Fund and a portion of the AHA Diversified Equity Fund. SKBA is located at 44 Montgomery Street, Suite 3500, San Francisco, California 94104, and is indirectly majority owned by CCM. SKBA provides investment advisory services to a variety of clients.


All SKBA client accounts are managed by an investment strategy team led by Andrew W. Bischel (President and Chief Investment Officer). The strategy team for the AHA Socially Responsible Equity and SKBA's portion of the AHA Diversified Equity Funds meets at least weekly to discuss and decide which securities should be added to or sold from the Fund's portfolios. The members of the strategy team are Mr. Bischel, Kenneth J. Kaplan (Chairman and CEO), Josh J. Rothe (Director of Equity Research), Matthew D. Zuck (Senior Portfolio Manager and Securities Analyst) and Shelley H. Mann (Director of Trading). Each of these individuals has been in his or her current position with SKBA for at least the last five years.

Discussions regarding the basis for the Board of Trustees' approval of CCMA's sub-advisory agreements with SKBA with respect to the AHA Socially Responsible Equity Fund and AHA Diversified Equity Fund are available in the Funds' Annual Reports for the fiscal years ended September 30, 2007 and September 30, 2006, respectively.



                         AHA INVESTMENT FUNDS | PAGE 18

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES


The Funds have adopted a plan (the "Plan") for their Class N shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of the Class N shares. The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder services agreement with the Investment Manager that allows the Funds to pay up to 0.25% of average daily net assets for Class N shares of the Funds to the Investment Manager for services provided to Class N shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment.



                         AHA INVESTMENT FUNDS | PAGE 19
non-principal investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are not fundamental strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled "The Funds."

DEFENSIVE INVESTMENTS - The strategies described in this prospectus are those the Funds use under normal circumstances. At the discretion of each Fund's sub-advisors, a Fund may invest up to 100% of its assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

TOBACCO-FREE INVESTMENTS - The Funds follow a guideline of restricting investment in securities of tobacco-related companies through the research of the IRRC (Investor Research Responsibility Center), a Washington, D.C. based unit of Institutional Shareholders Services, Inc. The tobacco screening is conducted by the Tobacco Information Service, a unit of IRRC's Social Issues Service.

PORTFOLIO TURNOVER - A sub-advisor will sell a security when it believes it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

SECTOR CONCENTRATION - From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund's assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.


                         AHA INVESTMENT FUNDS | PAGE 20
how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

PRICING OF FUND SHARES


Shares of the Funds are bought and sold at net asset value per share ("NAV") on each day the New York Stock Exchange ("NYSE") is open for regular session trading. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. NAV of a class of a Fund is determined by dividing the value of the securities and other assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding in that class. The Funds calculate their NAVs at the close of the regular trading session on the NYSE, usually 4:00 p.m. Eastern time.


Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, a sub-advisor, in coordination with CCMA, values securities at their fair value under the direction of and in accordance with procedures approved by the Board of Trustees. A sub-advisor will also use fair-value pricing if the value of a security a Fund holds is materially affected by events occurring after the close of the primary market on which the security is traded. The effect of fair-value pricing will be that the security's value will not be based on a quoted price, but on a price that reflects fair value of the security. The Board of Trustees reviews all fair value determinations.


As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates will be valued at their fair value as discussed above.


INVESTMENT MINIMUM


The minimum initial investment for Class N shares in each Fund is $1,000. There is no minimum for subsequent investments in Class N shares. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Funds may accept investments of smaller amounts at their discretion.


HOW TO BUY SHARES


You may purchase shares on any day that the NYSE is open for regular session trading. There are three ways to purchase shares of the Fund:


BY MAIL. To open a new account, complete and sign an application. Make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank and payable in U.S. dollars. You will be required to include your full name, permanent street address, date of birth and taxpayer identification number. Send your completed application and check to:

REGULAR MAIL:


AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218


OVERNIGHT DELIVERY:


AHA Investment Funds
3435 Stelzer Road
Columbus, OH 43219



                         AHA INVESTMENT FUNDS | PAGE 21

To add to an existing account, make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank. Please include your account number on the check and send your check to:

REGULAR MAIL:


AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218


OVERNIGHT DELIVERY


AHA Investment Funds
3435 Stelzer Road
Columbus, OH 43219

BY BANK WIRE. If you are making an initial investment in a Fund, before you wire funds, please call us at 1-800-445-1341 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. You may then contact your bank to initiate the wire using the following wire instructions:


Citibank, N.A.
New York, NY
ABA #021000089

For Credit To:


Citigroup Global Transaction Services LLC
Account Number: 30576692
Further Credit: Mutual Fund Name
Shareholder name and account number


If you wish to add to an existing account by fed wire, please call us at 1-800-445-1341, during business hours, to advise of your intent to wire funds. This will ensure prompt and accurate credit to your account upon receipt of your wire. You may also make additional purchases via Electronic Funds Transfer from your checking/savings account if you elected the option on your account application. In order to participate in this option, your bank must be a member of the Automated Clearing House (ACH) network. Amounts sent by wire or electronic funds must be received by 4:00 p.m., Eastern Time, in order to buy shares that day.

The Funds do not impose charges for wire services, but your bank may impose such charges. The Fund and Citigroup are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

THROUGH A FINANCIAL INSTITUTION OR FINANCIAL PROFESSIONAL. Contact your financial institution or financial professional for more information. If a financial institution/financial professional is an agent or designee of the Fund, orders are processed at the NAV next calculated after the agent receives the order. The agent must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the NAV next determined. Your financial institution or financial professional may establish higher minimum investment requirements than the Funds and may also independently charge you transaction fees and additional amounts in return for its services.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

As long as the Funds, or the Funds' agent, receive your purchase request in good order before the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time), your shares will be considered to be received that day and your shares will be purchased at that day's NAV. Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next day's NAV. "In good order" means that the Funds have received and processed your account application and have received all required information and documentation, including the information described under "Customer Identification and Verification" below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares under "How to Buy Shares." You will begin earning dividends on the next business day after your purchase order is executed.


                         AHA INVESTMENT FUNDS | PAGE 22

The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund's operation or performance as described under "Anti-Money Laundering Program." The Funds will not be responsible for any loss of potential investment gains resulting from your inability to invest in a Fund because of the Fund's rejection of a purchase request based on the Fund's obligation to deter money laundering under Federal law or the Fund's determination that the purchase request will disrupt the Fund's operation. When the Funds reject a purchase request, the funds received from the shareholder or account applicant will not be invested in the Funds. Instead, a check from the Funds for the full amount of the check received by the Funds will be returned to the shareholder or account applicant as soon as possible after the Transfer Agent's receipt of the purchase request (generally within one business day). The return of funds to a shareholder or account applicant may be delayed as a result of the Funds' compliance with Federal law relating to money laundering.

The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000.To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

The Transfer Agent may charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

The Funds will not issue share certificates.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, we may be required to collect documents to fulfill our legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds


                         AHA INVESTMENT FUNDS | PAGE 23
reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse or cancel any purchase or exchange order (generally within one business day), (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. Unless your account is frozen or involuntarily closed, if the Funds reject your exchange order, you may still redeem your shares of the applicable Fund. If your account is closed at the request of a governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Funds ordinarily pay redemption proceeds on the business day following the sale for your shares. However, the Funds reserve the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account. There are three ways to redeem your shares:

BY MAIL. Complete a written redemption request that includes the Fund's name, your account number, each account owner's name and address, the dollar amount or number of shares to be sold, and the signature of each owner as it appears on the account. Send the written request to:

REGULAR MAIL:


AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218


OVERNIGHT DELIVERY:


AHA Investment Funds
3435 Stelzer Road
Columbus, OH 43219

BY TELEPHONE. You must make arrangements to redeem by telephone prior to the redemption. Please call us at 1-800-445-1341 for more information or to redeem during regular business hours. Please be sure to furnish your taxpayer identification number.


THROUGH A FINANCIAL INSTITUTION OR FINANCIAL PROFESSIONAL. Contact your financial institution or financial professional for more information. Redemption requests must be received by your financial institution or financial professional before 4:00 p.m., Eastern Time. Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

As long as the Funds, or the Funds' agent, receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern Time), your shares will be sold at that day's NAV. A redemption request is in good order if it includes all of the required information listed in "How to Sell Shares" and the Fund has a completed application on file. If the Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and your shares


                         AHA INVESTMENT FUNDS | PAGE 24
will be sold at the next day's NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations. Shares generally continue earning dividends until the next business day after your trade date.

The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. A signature guarantee is also required in the event that you add wiring instructions to your account after it was initially established.

Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.

Generally, payment of redemption proceeds will be made to you or sent to your pre-authorized bank account on the day following your redemption. However, the Funds reserve the right to send payment within seven days of your request. Additionally, if you have recently purchased shares by check, a Fund may withhold redemption proceeds until your purchase check has cleared, which may take up to 15 days from the date of purchase.

The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of a Fund.

The Funds reserve the right to pay redemptions "in kind" - payment of liquid portfolio securities rather than cash - if the amount you are redeeming is large enough to effect a Fund's operation. In these cases, you might incur brokerage costs in converting the securities to cash and will be subject to market exposure until the securities are sold. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

HOW TO EXCHANGE SHARES

Shares of any Fund may be exchanged for the same class of shares of any other Fund. Shares may only be exchanged between identically registered accounts. An exchange is a sale and any gain or loss realized on an exchange may be recognized for federal income tax purposes. The Funds reserve the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use. Excessive trading can hurt both performance and shareholders. If you make excessive exchanges, the Funds may restrict your ability to exchange shares of the Funds. See "Frequent Purchases and Redemptions of Fund Shares." Unless your account is frozen or involuntarily closed (see "Anti-Money Laundering Program" ), if the Funds reject your exchange order, you may still redeem your shares of the applicable Fund.

If you wish to exchange between Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number. There are three ways to exchange your shares:

BY MAIL. Send a written request using the procedures for written redemption requests below. No signature guarantee is required. For further information, please call us at 1-800-445-1341.

BY TELEPHONE. You must request telephone exchange privileges on your initial account application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to:


AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218


To request an exchange, please call us at 1-800-445-1341. Shares exchanged by telephone must have a value of $1,000 or more. Exchange instructions must be received before 4:00 p.m., Eastern Time.


                         AHA INVESTMENT FUNDS | PAGE 25

THROUGH A FINANCIAL INSTITUTION OR FINANCIAL PROFESSIONAL. Exchange instructions must be received before 4:00 p.m., Eastern Time. Contact your financial institution or financial professional for more information. Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to restrict or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. Unless your account is frozen or involuntarily closed (see "Anti-Money Laundering Program"), if the Funds reject your exchange order, you may still redeem your shares of the applicable Fund.


Citigroup Fund Services, LLC, transfer agent to the Funds (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CCMA also participates in the enforcement of the Funds' market timing prevention policy by monitoring transaction activity in the Funds. CCMA and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as two "round trips" within a 90-day period. The Funds define a "round trip" as a purchase and sale of shares of a Fund within 30 days. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds' policies and procedures if suspicious activity is detected. In addition, the Funds' distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



                         AHA INVESTMENT FUNDS | PAGE 26

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.


During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at 3435 Stelzer Road, Columbus, OH 43219.

LOST ACCOUNTS


The Funds will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Funds determine your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Funds will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.



                         AHA INVESTMENT FUNDS | PAGE 27
dividends and taxes

DIVIDENDS

For the AHA Limited Maturity Fixed Income Fund and the AHA Full Maturity Fixed Income Fund, we will declare and distribute investment income, if any, monthly as a dividend to shareholders. For the AHA Diversified Equity Fund and the AHA Socially Responsible Equity Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct us in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after we receive your written notice. To cancel your election, please send us your written notice. Proceeds from dividends or distributions will normally be wired on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

More information about taxes is in the SAI.


                         AHA INVESTMENT FUNDS | PAGE 28
financial highlights


The following financial highlights tables are intended to help you understand the Funds' financial performance. The reorganization of the Predecessor Funds into the corresponding Funds was effective after the close of business on September 30, 2005. Financial highlights for the year ending September 30, 2007 have been audited by KPMG LLP, whose report, along with the financial statements, are included in the Funds' 2007 Annual Report. Financial highlights for the period from July 1, 2005 through September 30, 2005 are for the Predecessor Funds and have been audited by KPMG LLP, whose report, along with the financial statements, are included in the 2005 Annual Report for the Predecessor Funds. Financial highlights for the years or periods ending June 30, 2005, June 30, 2004, and June 30, 2003 are for the Predecessor Funds and have been audited by Ernst & Young LLP, whose report, along with the financial statements, are included in the 2005 Annual Report for the Predecessor Funds. The total return figures in the tables represent the rate an investor would have earned (or lost) on an Class N investment in each Fund (or Class A investment in each Predecessor Fund) (assuming reinvestment of all dividends and distributions).

                                            AHA LIMITED MATURITY FIXED INCOME FUND

                                                                              For the Period
                                                 For the         For the       July 1, 2005     For the Period
                                               Year ended      Year ended        through       October 22, 2004*
                                              September 30,   September 30,    September 30,       through
PER SHARE DATA(1)                                 2007            2006+           2005**        June 30, 2005
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD              $ 10.57         $ 10.58        $ 10.62          $  10.77
----------------------------------------------------------------------------------------------------------------
Net Investment Income                               0.42            0.30           0.05              0.14
Net Realized and Unrealized
   Gains (Losses) on Securities                     0.04            0.03          (0.04)            (0.13)
----------------------------------------------------------------------------------------------------------------
Total from Operations                               0.46            0.33           0.01              0.01
----------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income               (0.42)          (0.34)         (0.05)            (0.15)(3)
Distributions from Realized Capital Gains             --              --             --             (0.01)
----------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                    (0.42)          (0.34)         (0.05)            (0.16)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                    $ 10.61         $ 10.57        $ 10.58          $  10.62
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        4.47%           3.17%          0.13%(4)          0.12%(4)

SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)                  $   310         $   358        $   822          $  1,070
Ratio of Expenses to Average Net Assets             1.00%           1.00%          1.10%(5)          1.03%(5)
Ratio of Expenses to Average Net Assets
   (Excluding Waivers & Recaptured Fees)            1.02%           1.18%          1.11%(5)          1.07%(5)
Ratio of Net Investment Income
   to Average Net Assets                            3.99%           2.88%          1.95%(5)          1.75%(5)
Portfolio Turnover Rate(2)                         75.71%          86.31%          4.33%           109.44%

---------------------------------
  *   Commencement of operations.
 **   The Fund's fiscal and tax year-end changed from June 30 to September 30.
  + On October 3, 2005, the Limited Maturity Fixed Income Fund was reorganized into the AHA Limited Maturity Fixed Income Fund, a newly established identical series of the CNI Charter Funds.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.
(3) Includes a tax return of capital, which is less than $0.01 per share, for the Fund for the year ended June 30, 2005.
(4)   Not annualized.
(5)   Annualized.


                         AHA INVESTMENT FUNDS | PAGE 29

                                              AHA FULL MATURITY FIXED INCOME FUND

                                                                               For the Period
                                                  For the         For the       July 1, 2005                    For the Period
                                                Year Ended      Year Ended        through       For the Year    May 11, 2004*
                                               September 30,   September 30,    September 30,       ended          through
PER SHARE DATA(1)                                  2007            2006+           2005**       June 30, 2005   June 30, 2004
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD               $ 10.16         $ 10.36        $ 10.50          $  10.39       $  10.32
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                0.42            0.40           0.08              0.34           0.04
Net Realized and Unrealized
   Gains (Losses) on Securities                        --           (0.13)         (0.14)             0.22           0.09
------------------------------------------------------------------------------------------------------------------------------
Total from Operations                                0.42            0.27          (0.06)             0.56           0.13
------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                (0.42)          (0.41)         (0.08)            (0.36)         (0.06)
Distributions from Realized Capital Gains              --           (0.06)            --             (0.09)            --
------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                     (0.42)          (0.47)         (0.08)            (0.45)         (0.06)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                     $ 10.16         $ 10.16        $ 10.36          $  10.50       $  10.39
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         4.23%           2.67%         (0.54)%(2)         5.46%          1.29%(2)

SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)                   $   235         $   145        $   134          $    134       $    104
Ratio of Expenses to Average Net Assets***           1.04%           1.05%          1.25%(3)          1.25%          1.25%(3)
Ratio of Expenses to Average Net Assets
   (Excluding Waivers & Recaptured Fees)             0.99%           1.12%          1.08%(3)          1.20%          1.15%(3)
Ratio of Net Investment Income
   to Average Net Assets                             4.23%           3.95%          3.12%(3)          3.33%          3.27%(3)
Portfolio Turnover Rate(4)                          54.97%          91.35%         17.47%(2)        144.07%        302.49%

---------------------------------
  *   Commencement of operations.
 **   The Fund's fiscal and tax year-end changed from June 30 to September 30.
*** Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
  + On October 3, 2005, the Full Maturity Fixed Income Fund was reorganized into the AHA Full Maturity Fixed Income Fund, a newly established identical series of the CNI Charter Funds.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2)   Not annualized.
(3)   Annualized.
(4) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.


                         AHA INVESTMENT FUNDS | PAGE 30

                                                     AHA DIVERSIFIED EQUITY FUND

                                                                      For the Period                                  For the Period
                                        For the          For the       July 1, 2005                                    December 30,
                                       Year Ended      Year Ended        through          For the         For the          2002*
                                      September 30,   September 30,    September 30,     Year ended      Year ended       through
PER SHARE DATA(1)                         2007            2006+           2005**       June 30, 2005   June 30, 2004  June 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD    $  18.21         $  17.46        $ 16.83          $  15.43         $ 12.75       $ 11.48
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.13             0.11           0.01              0.09            0.06          0.03
Net Realized and Unrealized
   Gains (Losses) on Securities            1.89             1.55           0.63              1.40            2.65          1.26
------------------------------------------------------------------------------------------------------------------------------------
Total from Operations                      2.02             1.66           0.64              1.49            2.71          1.29
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income      (0.13)(6)        (0.11)         (0.01)            (0.09)          (0.03)        (0.02)
Distributions from
   Realized Capital Gains                 (1.58)           (0.80)            --                --              --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions           (1.71)           (0.91)         (0.01)            (0.09)          (0.03)        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD          $  18.52         $  18.21        $ 17.46          $  16.83         $ 15.43       $ 12.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                              11.62%            9.87%          3.81%(2)          9.66%          21.24%        11.26%(2)

SUPPLEMENTAL DATA AND RATIOS(4)
Net Assets End of Period (000s)        $ 10,400         $ 11,122        $ 9,451          $  8,842         $ 7,392       $ 6,454
Ratio of Expenses to Average Net
   Assets                                  1.27%            1.26%          1.38%(3)          1.30%           1.27%         1.45%(3)
Ratio of Expenses to Average Net
   Assets (Excluding Waivers &
   Recaptured Fees)                        1.24%            1.34%          1.34%(3)          1.32%           1.27%         1.45%(3)
Ratio of Net Investment Income to
   Average Net Assets                      0.73%            0.62%          0.20%(3)          0.53%           0.42%         0.48%(3)
Portfolio Turnover Rate(5)               115.99%           99.16%         20.08%(2)        128.37%          97.51%          N/A

---------------------------------
  *   Commencement of operations.

 **   The Fund's fiscal and tax year-end changed from June 30 to September 30.
  + On October 3, 2005, the Diversified Equity Fund was reorganized into the AHA Diversified Equity Fund, a newly established identical series of the CNI Charter Funds.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2)   Not annualized.
(3)   Annualized.
(4) For the period December 30, 2002 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.
(5) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

(6) Per share calculations are based on the Average Shares outstanding throughout the period.



                         AHA INVESTMENT FUNDS | PAGE 31

                          AHA SOCIALLY RESPONSIBLE EQUITY FUND

                                                                      For the Period
                                         For the          For the     August 12, 2005*
                                        Year Ended      Year Ended        through
                                      September 30,   September 30,    September 30,
PER SHARE DATA(1)                         2007            2006+            2005
--------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD      $ 10.90         $ 10.28         $ 10.17
--------------------------------------------------------------------------------------
Net Investment Income                       0.12            0.09            0.01
Net Realized and Unrealized
   Gains (Losses) on Securities             1.36            0.67            0.12
--------------------------------------------------------------------------------------
Total from Operations                       1.48            0.76            0.13
--------------------------------------------------------------------------------------
Dividends from Net Investment Income       (0.11)          (0.09)          (0.02)
Distributions from
   Realized Capital Gains                  (0.16)          (0.05)             --
--------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.27)          (0.14)          (0.02)
--------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD            $ 12.11         $ 10.90         $ 10.28
--------------------------------------------------------------------------------------
TOTAL RETURN                               13.64%           7.40%           1.27%(2)

SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)          $   741         $   281         $    15
Ratio of Expenses to Average Net
   Assets**                                 1.19%           1.29%           1.43%(3)
Ratio of Expenses to Average Net
   Assets (Excluding Waivers &
   Recaptured Fees)                         1.25%           1.37%           1.69%(3)
Ratio of Net Investment Income to
   Average Net Assets                       0.94%           0.80%           0.74%(3)
Portfolio Turnover Rate(4)                 29.38%          28.57%           6.89%

---------------------------------
  *   Commencement of operations.

 ** Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
  + On October 3, 2005, the Socially Responsible Equity Fund was reorganized into the AHA Socially Responsible Equity Fund, a newly established identical series of the CNI Charter Funds.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2)   Not annualized.
(3)   Annualized.
(4) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.


                         AHA INVESTMENT FUNDS | PAGE 32
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: 1) when requested to do so by the shareholder; 2) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and 3) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                         AHA INVESTMENT FUNDS | PAGE 33

For More Information

AHA INVESTMENT FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please visit the Funds' website at www.cnicharterfunds.com or contact:

         SEI Investments Distribution Co.
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456
         1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

The Funds' Investment Company Act file number: 811-07923.


                                                                 CNI-PS-009-0300

                       STATEMENT OF ADDITIONAL INFORMATION

                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210


                          LARGE CAP GROWTH EQUITY FUND
                           LARGE CAP VALUE EQUITY FUND
                            RCB SMALL CAP VALUE FUND
                                MULTI-ASSET FUND


                               CORPORATE BOND FUND
                              GOVERNMENT BOND FUND
                         CALIFORNIA TAX EXEMPT BOND FUND
                              HIGH YIELD BOND FUND

                             PRIME MONEY MARKET FUND
                          GOVERNMENT MONEY MARKET FUND
                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

            Institutional Class, Class N, Class S and Class R Shares


                                January 31, 2008



Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank ("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses dated January 31, 2008, which may be amended from time to time, for the Large Cap Growth Equity Fund (the "Large Cap Growth Fund"), the Large Cap Value Equity Fund (the "Large Cap Value Fund"), the RCB Small Cap Value Fund (the "Small Cap Value Fund"), the Multi-Asset Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund (the "California Bond Fund"), the High Yield Bond Fund, the Prime Money Market Fund (the "Prime Money Fund"), the Government Money Market Fund (the "Government Money Fund") and the California Tax Exempt Money Market Fund (the "California Money Fund").

The Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund are referred to herein as the "Equity Funds." The Corporate Bond Fund, the Government Bond Fund, the California Bond Fund and the High Yield Bond Fund are referred to herein as the "Bond Funds." The Prime Money Fund, the Government Money Fund and the California Money Fund are referred to herein as the "Money Funds." The Equity Funds, the Bond Funds, the Money Funds and the Multi-Asset Fund are referred to herein as the "Funds."

Each Fund is a series of CNI Charter Funds (the "Trust"), an open-end, management investment company. Audited financial statements for each of the Funds contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2007, are incorporated herein by reference. Audited financial statements for the predecessor to the Small Cap Value Fund, the RCB Small Cap Fund (a series of Professionally Managed Portfolios) contained in the Annual Reports to Shareholders of the RCB Small Cap Fund for the fiscal periods ending September 30, 2001 and June 30, 2001, are also incorporated herein by reference.

The AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund series of the Trust (collectively, the "AHA Funds") are offered through separate prospectuses and a separate statement of additional information. Audit financial statements for each of the AHA Funds are contained in a separate Annual Report to Shareholders for the fiscal year ended September 30, 2007.


To obtain a free copy of the above-referenced Prospectuses or Annual Report for the Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com. To obtain a free copy of the above-referenced Prospectuses, Statement of Additional Information or Annual Reports for the AHA Funds, please call 1-800-445-1341 or visit www.ahafunds.org.

                                TABLE OF CONTENTS



                                                                           Page


THE FUNDS................................................................4

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS............................5

INVESTMENT RESTRICTIONS - EQUITY AND BOND FUNDS.........................38

INVESTMENT RESTRICTIONS - MULTI-ASSET FUND..............................40

INVESTMENT RESTRICTIONS - MONEY FUNDS...................................42


MANAGEMENT OF THE TRUST.................................................44

PORTFOLIO TRANSACTIONS..................................................62

DISTRIBUTIONS AND TAXES.................................................65

SHARE PRICE CALCULATION.................................................72

DISTRIBUTION PLAN.......................................................74

SHAREHOLDER SERVICES AGREEMENT..........................................76

DEALER COMMISSIONS......................................................78

EXPENSES 79

CODE OF ETHICS..........................................................79

DISCLOSURE OF PORTFOLIO HOLDINGS........................................79

PROXY VOTING............................................................80

GENERAL INFORMATION.....................................................82

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................83

PERFORMANCE INFORMATION.................................................90

PURCHASE AND REDEMPTION OF SHARES.......................................93

OTHER INFORMATION.......................................................94

FINANCIAL STATEMENTS....................................................94

APPENDIX A - RATINGS OF INVESTMENT SECURITIES..........................A-1

                                    THE FUNDS


The various classes of shares of each Fund commenced operations on the following dates:


Fund                             Institutional    Class N          Class S           Class R
                                 Class
Large Cap Growth Fund            1/14/00          3/28/00          N/A               N/A
Large Cap Value Fund             1/14/00          4/13/00          N/A               N/A
Small Cap Value Fund             10/3/01          10/3/01          N/A               10/1/01*
Multi-Asset Fund                 10/1/07          10/1/07          N/A               N/A
Corporate Bond Fund              1/14/00          4/13/00          N/A               N/A
Government Bond Fund             1/14/00          4/13/00          N/A               N/A
California Bond Fund             1/14/00          4/13/00          N/A               N/A
High Yield Bond Fund             1/14/00          1/14/00          N/A               N/A
Prime Money Fund                 3/23/98          10/18/99         10/26/99          N/A
Government Money Fund            4/3/00           6/21/99          10/6/99           N/A
California Money Fund            4/3/00           6/21/99          11/12/99          N/A



In 2000, the fiscal year-end for the Trust was changed from October 31 to September 30.

*The Small Cap Value Fund commenced operations on October 1, 2001, the date of its acquisition of the assets and liabilities of a series of Professionally Managed Portfolios, a registered investment company (the "RCB Predecessor Fund"), for which Reed Conner & Birdwell LLC ("RCB") served as investment adviser, and which had the same investment objective, policies and strategies as the Small Cap Value Fund. As compared with the Small Cap Value Fund, the RCB Predecessor Fund had different service providers, a different board of trustees and a different fee structure. In addition, the fiscal year end of the RCB Predecessor Fund was June 30 while the Small Cap Value Fund's fiscal year ends September 30. As of the date of the acquisition, all of the issued and outstanding shares of the RCB Predecessor Fund were converted into Class R shares of the Small Cap Value Fund. The RCB Predecessor Fund commenced operations on September 30, 1998.


Effective April 16, 2007, the Trust's Technology Growth Fund reorganized into the Large Cap Growth Fund.



Effective January 31, 2008 Class A shares of the Funds were redesignated as Class N shares. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

Each Fund (other than the California Bond Fund) is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The California Bond Fund is a non-diversified fund, which means it is not subject to the diversification requirements described above. However, the California Bond Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


City National Asset Management, Inc. ("CNAM, Inc." or the "Investment Manager") serves as investment manager to the Funds. Each of Halbis Capital Management
(USA), Inc. ("Halbis") and Reed Conner & Birdwell LLC ("RCB" and together with Halbis, the "Sub-Advisers") serves as a sub-adviser to one of the Funds, as described more fully below.

                  INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS


The Prospectuses describe the principal and material non-principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds' principal strategies and risks and further describes non-principal strategies and risks of the Funds that an investor should also consider.

MONEY FUNDS

Prime Money Fund. The Prime Money Fund invests generally in the following types of U.S. dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which CNAM, Inc. has determined present minimal credit risk:


     - Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by Moody's Investors Services ("Moody's"), Standard and Poor's Corporation ("S&P"), Fitch IBCA, Duff and Phelps Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

     - Other corporate obligations such as publicly traded bonds, debentures, and notes rated in one of the two highest rating categories by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees of the Trust (the "Board of Trustees" or the "Board"), to be at least equal in quality to one or more of the above referenced securities.

     - Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

     - Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

     - Certificates of deposit, time deposits, notes and bankers' acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total assets of $5 billion or greater.


Government Money Fund. It is a fundamental policy of the Government Money Fund to invest, under normal conditions, only in (1) U.S. Treasury obligations, (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and (3) repurchase agreements involving these obligations.

California Money Fund. It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that pay interest that, in the opinion of bond counsel, is exempt from federal and California state personal income tax and that is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the California Money Fund has no present intention of investing in such securities), and (2) taxable investments.

The California Money Fund will not invest 25% or more of its total assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities, general obligations of states and localities, state and local housing finance authorities, or municipal utilities systems.


Money Fund Risks. The Money Funds will invest in securities which the Investment Manager has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the Investment Manager to minimize the credit risk with respect to the securities in the Money Funds' portfolios, but there can be no absolute assurance that the Investment Manager will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of a Money Fund's portfolios, the Money Fund may be unable to maintain stable net asset values of $1.00 per share.


CALIFORNIA BOND FUND

The California Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government - in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax ("Municipal Securities") or exempt from federal and California personal income tax ("California Municipal Securities"). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.


The California Bond Fund is a "non-diversified" investment company under the 1940 Act. However, the Fund is subject to diversification requirements under the Code, which means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

MULTI-ASSET FUND


The Multi-Asset Fund invests primarily in shares of other open-end and closed-end investment companies (each, an "Underlying Fund"), including affiliated funds (i.e., the CNI Funds and the AHA Funds) to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. The affiliated funds in which the Multi-Asset Fund intends to invest a portion of its assets are the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund (together, the "Affiliated Underlying Funds"), each of which is managed by the Investment Manager. Generally, under the 1940 Act and Securities and Exchange Commission ("SEC") rules adopted pursuant to the 1940 Act, the Multi-Asset Fund's acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

     o The Multi-Asset Fund may own an unlimited amount of any affiliated fund's voting securities.

     o The Multi-Asset Fund and its "affiliated persons" may own no more than 3% of an unaffiliated fund's voting securities, subject to the following restrictions:

          o the Multi-Asset Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") applicable to funds of funds;

          o the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

          o the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Multi-Asset Fund is obligated either to (i) seek instructions from its shareholders with regarding to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Multi-Asset Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

     o The sales load and distribution fees paid by the Multi-Asset Fund with respect to an Underlying Fund, aggregated with any distribution fees of the Multi-Asset Fund, may not be excessive under FINRA rules.

     o Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Multi-Asset Fund. The Multi-Asset Fund's purchase of such investment company securities results in the layering of expenses as Multi-Asset Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Multi-Asset Fund invests may determine to make payment of a redemption by the Multi-Asset Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Multi-Asset Fund may hold such securities until the Investment Manager determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Multi-Asset Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Multi-Asset Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.


PERMITTED INVESTMENTS


Investments by the Funds may include the following types of securities. With respect to the Multi-Asset Fund, references in this section to investments by a Fund include the Multi-Asset Fund's "direct" investments as well as its "indirect" investments (i.e., investments by its Underlying Funds).

Equity Securities. The Equity Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Bond Funds may (as a non-principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.


Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.


Fixed Income Securities. The Money Funds, the Bond Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds' fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds' current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market's perception of the issuer's creditworthiness, and in the rating of any fixed income security by recognized rating agencies also affect the market value of that issuer's debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds' net asset values. See attached Appendix A for a discussion of fixed income ratings.

These Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.


ETFs. The Multi-Asset Fund will (as a principal investment strategy), and the Bond Funds and the the Equity Funds may (as a non-principal investment strategy), invest in exchange-traded funds ("ETFs"), which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors' iShares funds, Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), may be organized as open-end funds or as unit investment trusts ("UITs"). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF's portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Corporate Bonds. The Corporate Bond Fund, the High Yield Bond Fund, the Prime Money Fund and the Government Money Fund (as a principal investment strategy) and the California Bond Fund, the Government Bond Fund, the California Money Fund, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. The High Yield Bond Fund (as a principal investment strategy) will, and the California Bond Fund, the Corporate Bond Fund, the Government Bond Fund, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may, invest in low grade, high yield debt. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the Funds. In addition, those Funds may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in the appendix attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.


Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.


Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Variable and Floating Rate Instruments. The Money Funds (as a principal investment strategy) and the Bond Funds, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Convertible Securities and Warrants. The Equity Funds, the Bond Funds and the Multi-Asset Fund may (as a non-principal investment strategy) invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.


A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


Section 4(2) Commercial Paper. The Money Funds (as a principal investment strategy) and the Bond Funds, the Equity Funds and the Multi-Asset Fund (as a non-principal investment strategy) may invest in Section 4(2) commercial paper.
Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another NRSRO if unrated, will be determined by the Investment Manager (or the relevant Sub-adviser) to be of comparable quality. These rating symbols are described in the Appendix.

To the extent that the Investment Manager (or Sub-Adviser), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund's percentage limit on illiquid securities investment.


Illiquid Securities. The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.


The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-Adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-Adviser) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

No Money Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund's net assets valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.


Mortgage-Related Securities and Derivative Securities. The Funds may invest in mortgage-related securities as a non-principal investment strategy. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to these Funds.

If a Fund purchases mortgage-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.


         Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of Government Securities with comparable "lives" largely due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

         Mortgage-Related Securities - GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

         Mortgage-Related Securities - FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

         Mortgage-Related Securities - FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

         Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and "CMOs" collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class

CMOs ("PAC Bonds") are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile.

         Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


The values of derivative securities known as "floaters" and "inverse floaters" vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Asset-Backed Commercial Paper. The Prime Money Fund and the Government Money Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in asset-backed commercial paper and other Eligible Securities (as that term is defined below) as a non-principal investment strategy. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

Each of the Funds intends to obtain repayment of asset-backed commercial paper from identified pools of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.


Asset-Backed Securities. The Funds may invest in asset-backed securities as a non-principal investment strategy. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund's portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Variable Rate Demand Notes. The California Money Fund and the California Bond Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in variable rate demand notes ("VRDNs") as a non-principal investment strategy. VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.


Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager (or Sub-Adviser) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-Adviser) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.


Exchange-Traded Notes. The Multi-Asset Fund may invest in exchange-traded notes ("ETNs") as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indexes. The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Foreign Securities. The Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in securities issued by companies and governments of foreign countries. The Small Cap Value Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.


Shareholders should consider carefully the substantial additional risks involved in investing in foreign securities. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.


Certain securities may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect a Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager's (or Sub-Adviser's) ability to predict movements in exchange rates.


Some countries in which the Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. A Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

The Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Multi-Asset Fund (as a principal investment strategy) and the Equity Funds and the Bond Funds (as a non-principal investment strategy) may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.


The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries' debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.


Futures and Options on Futures. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.


An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.


In order to avoid leveraging and related risks, when one of the Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.


There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.


The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as "marked to market"). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.


Hedge Funds. As a non-principal investment strategy, the Multi-Asset Fund and the Equity Funds may invest in private investment funds ("Hedge Funds") managed by various investment managers ("Managers") that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through a Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund's shareholders, even if the Fund's overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund's withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Short Sales. The Multi-Asset Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, it the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund's short position.

Swap Agreements. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Investment Company Shares. The Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. Investment companies in which a Fund invests typically incur fees that are separate from those fees incurred directly by the Fund. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Funds limit investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Generally, under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. In addition, any acquisitions of investment company shares by any Affiliated Underlying Funds (i.e., the Funds in which the Multi-Asset Fund invests, which currently may include the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are subject to the following restrictions: (a) no more than 5% of the Affiliated Underlying Fund's total assets may be invested in any one investment company, and (b) an Affiliated Underlying Fund's investments in all investment companies is limited to 10% of the Fund's total assets. These restrictions may not apply to the Fund's investments in money market mutual funds, if the Fund's investments fall within the exceptions set forth under SEC rules. See "Investment Techniques and Risk Considerations - Multi-Asset Fund" above for more information about the restrictions applicable to acquisitions by the Multi-Asset Fund of shares of investment companies under the 1940 Act.

Zero Coupon Bonds. The Money Funds (as a principal investment strategy) and all other Funds may (as a non-principal investment strategy) invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The "original issue discount" on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in pay-in-kind bonds as a non-principal investment strategy. These are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.


REITs. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in real estate investment trusts ("REITs") as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.


A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.


Privatizations. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in "privatizations" -foreign governmental programs of selling interests in government-owned or -controlled enterprises - which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in "special situations" - joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or Sub-Adviser) based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may enter into forward foreign currency contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Funds denominated in such foreign currency.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions. Each of these Funds will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

Municipal Securities. The California Money Fund and the California Bond Fund (as a principal investment strategy) and the Prime Money Fund, the Government Money Fund, the Corporate Bond Fund, the Government Bond Fund, the High Yield Bond Fund, the Equity Funds and the Multi-Asset Fund (as a non-principal investment strategy) may invest in municipal securities. Municipal securities consist of
(1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.


General debt obligation bonds are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenue of a project or facility, for example, tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities.

         Municipal Leases. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may invest in municipal lease obligations - instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

         Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

         Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may purchase certain private activity or industrial development bonds, the interest paid on which is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the revenues generated by the use of the facility to meet its financial obligations and the pledge.


Options on Securities, Securities Indices and Currencies. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.


Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of an decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of these Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government Securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' option orders.


Repurchase Agreements. The Prime Money Fund and the Government Money Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Investment Manager (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or Sub-Adviser) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Manager (or Sub-Adviser) will monitor compliance with this requirement.


Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.


Lending of Portfolio Securities. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government Securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will have the ability to recall securities in order to exercise voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager (or Sub-Adviser) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-Adviser), the income which can be earned currently from such loans justifies the attendant risk.


Standby Commitments and Put Transactions. The California Money Fund and the California Bond Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may engage in standby commitments and put transactions. The Investment Manager and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Investment Manager (or Sub-Adviser) believes present minimum credit risks, and the Investment Manager (or Sub-Adviser) will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the investing Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there if a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.


Highly Liquid Investments. The Money Funds and the Multi-Asset Fund (as a principal investment) and all other Funds (as a non-principal investment) may invest in cash and cash equivalents. The Funds may invest in bank notes, bankers' acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a "CD") is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

Eurodollar Certificates of Deposit and Foreign Securities. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in Eurodollar certificates of deposit and foreign securities as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Investment Manager will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.


Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. dollar denominated.


Tax Exempt Commercial Paper. The California Bond Fund and the California Money Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency Obligations. The Government Bond Fund, the Prime Money Fund and the Government Money Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), others are supported by the right of the issuer to borrow from the Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Government Bond Fund, the Prime Money Fund and the Government Money Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities. The Funds may invest in when-issued securities as a non-principal investment strategy. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-Adviser) deems it appropriate to do so.







Borrowing Policy. The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 33 1/3% of the value of each Fund's total assets in order to meet redemption requests without immediately selling any portfolio securities. The Funds will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. The Multi-Asset Fund's Underlying Funds may be subject to different policies, other than the 33 1/3% percentage limitation. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Concentration. None of the Funds may concentrate (i.e., invest more than 25% of a Fund's net assets) in any industry, except that a Fund may invest more than 25% of its net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Multi-Asset Fund will consider the investments of each Affiliated Underlying Fund, in addition to the direct investments by the Fund, to determine that in the aggregate no more than 25% of the Fund's net assets is invested in any industry. If the Multi-Asset Fund invests in any unaffiliated fund that is concentrated in any industry, the Fund will also consider the investments of that unaffiliated fund to determine that in the aggregate no more than 25% of the Fund's net assets is invested in any industry. Generally, the Multi-Asset Fund expects that any such concentrated unaffiliated fund would be designed to track an index, which the Fund would use to determine the concentrated unaffiliated fund's sector allocation. Because the Multi-Asset Fund has the ability to invest in concentrated funds, from time to time it may inadvertently become concentrated in an industry, which will subject the Fund to losses arising from adverse developments with respect to that industry to a greater extent than if the Fund were not concentrated. If the Multi-Asset Fund were to become inadvertently concentrated, the Fund will take corrective action to ensure compliance with its concentration policy.

California Municipal Securities. Because the California Bond Fund and the California Money Fund invest primarily in California Municipal Securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the "State") and its municipalities, authorities and other instrumentalities that issue such securities. The following information is based on information available as of the date of this Statement of Additional Information primarily from official statements and prospectuses relating to securities offerings of the State, the latest of which is dated November 29, 2007.


General Economic Conditions
---------------------------

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. In recent years, the State has derived a significant portion of its revenue from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

California's geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

State Budgets
-------------


2007 Budget Act. The Governor's Budget for the 2007-08 fiscal year, released in January 2007, projected General Fund revenues and transfers of $101.3 billion and expenditures of $103.1 billion, with a $1.9 billion budget operating deficit for such fiscal year. The Governor's Budget proposed closing the operating deficit by applying a portion of the then estimated $3.2 billion General Fund balance from the 2006 Budget, leaving fiscal year 2007-08 with a $2.1 billion reserve, significantly better than earlier estimates by the Governor and the State's Legislative Analyst's Office (the "LAO").

In its January 12, 2007 Overview of the 2007-08 Governor's Budget, the LAO concluded that the 2007-08 budget "contains a significant number of downside risks and is based on a number of optimistic assumptions." Even if the budget were adopted as proposed, the LAO believed that the budgeted savings and new revenues would fall short of levels estimated by the Governor's budget. Further, the LAO projected that the State would continue to face structural deficits in outlying years and recommended that the Legislature develop a more realistic budget.

In February 2007, the LAO released a further analysis of the budget and the Governor's proposals. Based on newer data, the LAO projected that 2007-08 expenditures would exceed revenues by $2.6 billion which would leave the State with a $726 million year-end deficit, compared to the Governor's

January estimate of a $2.1 billion positive General Fund reserve. In addition the State would face operating deficits in outlying years through the 2010-11 fiscal year.

The 2007 May Revision to the Governor's Budget projected revenues and transfers that roughly equaled those predicted in January, although it projected additional expenditures of approximately $600 million compared to the January budget release. The 2007 May Revision forecasted General Fund revenues and transfers for the fiscal year ending June 30, 2008 of $101.3 billion and expenditures of $103.8 billion. By applying a then estimated General Fund balance for fiscal year 2006-07 of $4.0 billion, the State projected it would end the 2007-08 fiscal year with a balance of $1.5 billion, a decrease of nearly $2.5 billion compared to 2006-07.

In May 2007, the LAO released its Overview of the 2007-08 May Revision, in which it focused on certain economic uncertainties facing the State. The State faces potential risks associated with the declining housing market and the effects of high crude oil and retail gasoline prices. The LAO concluded that "adverse developments in these areas could significantly impact both overall economic performance and state revenues." The LAO reiterated its earlier warning that one-time solutions in the proposed budget failed to address structural deficits in outlying years.

The Governor signed the 2007 Budget Act on August 24, 2007, using his line item veto authority to reduce General Fund appropriations by $703 million from those approved by the Legislature. The 2007 Budget Act contains substantially similar proposals as contained in the Governor's 2007-08 May Revision. The 2007 Budget Act forecasted $102.3 billion in General Fund revenues and transfers and $102.3 billion in expenditures, an increase of $1.0 billion and a decrease of $1.5 billion, respectively, compared to the May Revision. The 2007 Budget Act projected that by utilizing the prior fiscal year's $4.1 billion General Fund balance, the General Fund would end the fiscal year with a balance of about $4.1 billion. The 2007 Budget Act assumed that the State would not issue Economic Recovery Bonds or raise taxes.

Significant Deterioration of State Finances. Although the 2007 Budget Act was in operating balance at the time it was adopted, the Governor projected there would be an operating deficit of about $6.1 billion for 2008-09 absent further corrective actions. Subsequent to the adoption of the 2007 Budget Act, fiscal year-to-date revenues were much lower than projected and continuing economic difficulties existed, particularly in the housing market.

On November 14, 2007, the State's Department of Finance issued its "Finance Bulletin" (the "November Finance Bulletin") reporting actual General Fund receipts. The November Finance Bulletin also reported that recent economic data confirmed ongoing effects of the housing slump in the State. The November Finance Bulletin reported that fiscal year-to-date General Fund cash receipts were about $1.1 billion, or 3.8%, below those forecasted in the 2007 Budget Act.

On the same date, the LAO released a report titled "California's Fiscal Outlook
- LAO Projections 2007-08 through 2012-13." Among other things, this report projected that the 2007-08 revenues had deteriorated by about $6 billion compared to the projections in the 2007 Budget Act, which exceeded the projected year-end General Fund balance of $4.1 billion. The report also projected that about $10 billion of budget solutions would be needed to balance the 2008-09 Budget.

The 2008 Governor's Budget projected that the 2007-08 fiscal year would end with a $3.3 billion deficit that would grow to $14.5 billion in 2008-2009 if left unchecked.

2008 Governor's Budget. The Governor's Budget for the 2008-09 fiscal year was released in January 2008. Concurrently, the Governor declared a fiscal emergency and a special session of the State legislature to address the $14.5 billion projected deficit for 2008-09. Among other measures, the Governor's Budget proposed a "Budget Stabilization Act", a State Constitutional Amendment to reform the budget process. If approved, the Act would create a Revenue Stabilization Fund into which revenues exceeding budgeted projections would be set aside from the General Fund for use in outlying years. Further, the Act would also require automatic reductions in State appropriations during the course of a fiscal year if mid-year deficits were projected. The budget also proposed strict spending restraint, the suspension of earlier approved accelerated bond repayments, accruing tax revenues received in fiscal year 2009-10 to 2008-09 and the issuance of $3.3 billion in Economic Recovery Bonds.

Assuming that the State adopted such measures, the Governor projected General Fund revenues and transfers for the fiscal year ending June 30, 2009 of $102.9 billion, and expenditures of $101.0 billion, for a projected $1.9 billion budget operating surplus. With the projected $1.8 billion General Fund balance from the 2007-08 fiscal year, the Governor's Budget proposed leaving 2008-09 with a $3.7 billion reserve.

In its January 14, 2008 Overview of the 2008-09 Governor's Budget, the LAO concluded that the 2008-09 budget "uses a mix of both one-time and ongoing solutions to close the 2008-09 budget gap." The LAO concurred with the Governor's revenue forecasts, but expressed concern that there are further downside economic risks that could further diminish revenues. The LAO criticized the Governor's proposal for "across-the-board" spending reductions and suggested the Governor eliminate or significantly reduce low-priority State programs while preserving higher priority programs. The LAO also encouraged the Governor to explore revenue-raising proposals.


Constraints on the Budget Process. Proposition 58, approved in March 2004 with the State's Economic Recovery Bonds, requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Future Budgets. It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness
------------------


General Obligation Bonds and Revenue Bonds. As of January 1, 2008, the State had approximately $59.9 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. Including estimated interest of approximately $36.6 billion, the State's debt service requirements for general obligation bonds and revenue bonds totaled nearly $96.4 billion. As of October 1, 2007, general obligation bond authorizations of approximately $68.0 billion remained unissued.

Ratings. As of January 23, 2008 the State's general obligation bonds were rated A1 by Moody's, A+ by Standard & Poor's, and A+ by Fitch Ratings. It is not possible to determine whether, or the extent to which, Moody's, Standard & Poor's or Fitch Ratings will change such ratings in the future.

Strategic Growth Plan. Coinciding with the release of the Governor's 2006-07 budget, the Governor announced a "Strategic Growth Plan" for the State in which he proposed that the State spend nearly $223 billion over 10 years on State infrastructure programs such as transportation, education, flood control, public safety and courts. The Strategic Growth Plan would be financed in part through the issuance of $68 billion in general obligation bonds. In response to the Governor's proposal, the Legislature in May 2006 approved a $116 million Strategic Growth Plan package, which included $37.3 in new general obligation bonds (approved by the voters on November 7, 2006), $50.1 billion in existing funding, and $28.4 billion in new leveraged funding sources. The Strategic Growth Plan proposes that the new general obligation bonds be placed on the ballot in the 2008 and 2010 elections and additional leveraged funding through the use of public-private partnerships. Assuming these ballot measures are approved, total funding for the Strategic Growth Plan could total $210 billion.


Local Government
----------------

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. If the State does not provide funding for an activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Constitutional, Legislative and Other Factors
---------------------------------------------

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the portfolios of the California Bond Fund and the California Money Fund.

Article XIII B and other Articles of the State Constitution were adopted as measures that qualified for the ballot pursuant to the State's initiative process. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

Effect of other State Laws on Bond Obligations. Some of the California Municipal Securities that the California Bond Fund and the California Money Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation
----------

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.


On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. In 2006, the parties reached a settlement, which was ratified by the Legislature and approved by the Governor. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

On November 15, 2005, a California Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the State of pension obligation bonds. The judge ruled the bonds were not valid. The State appealed, but it will not be able to issue pension obligation bonds until the matter is finally resolved. For the 2005-06 fiscal year, the State made payments of about $525 million for a portion of the fiscal year contribution to the California Public Employees' Retirement System which had been planned to be funded from the bonds. Neither the 2007 Budget Act nor the 2008 Governor's Budget calls for the issuance of any pension obligation bonds.



                 INVESTMENT RESTRICTIONS - EQUITY AND BOND FUNDS


FUNDAMENTAL POLICIES


Except as otherwise indicated, the following investment limitations are fundamental policies of the Equity and Bond Funds and may not be changed without shareholder approval.


No Equity Fund or Bond Fund may:

1. Other than the California Bond Fund, with respect to 75% of its total assets,
(i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Other than with respect to the Small Cap Value Fund, to the extent that its borrowings exceed 5% of its total assets,
(i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4. Other than the Small Cap Value Fund, make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities. The Small Cap Value Fund may not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Other than with respect to the Small Cap Value Fund, purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. The Small Cap Value Fund may not purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Small Cap Value Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC"), except that this restriction shall not be deemed to prohibit the Small Cap Value Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Other than with respect to the Small Cap Value Fund, invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

9. The Small Cap Value Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Small Cap Value Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in each prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES


The following policies of the Equity and Bond Funds are non-fundamental and may be changed by the Board without a vote of shareholders.


No Equity Fund or Bond Fund may:

1. Other than with respect to the Small Cap Value Fund, pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2. Invest in companies for the purpose of exercising control.

3. Other than with respect to the Small Cap Value Fund, purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5. Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. The Small Cap Value Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.


Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.



                   INVESTMENT RESTRICTIONS - MULTI-ASSET FUND

The following investment restrictions apply to the Multi-Asset Fund. The Multi-Asset Fund's Underlying Funds are subject to different investment restrictions.

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Multi-Asset Fund and may not be changed without shareholder approval.

The Multi-Asset Fund may not:

1. Change its classification from a diversified fund (which means that it may not, with respect to at least 75% of its total assets, invest more than 5% of its total assets invested in the securities of one issuer (and not more than 10% of the outstanding voting securities of such issuer), plus cash, Government securities, and securities of other investment companies) to a non-diversified fund.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. The Fund may only borrow money from banks. To the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate or physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), or special situations, such as limited partnerships, that may invest in real estate or commodities.

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8. Concentrate (i.e., invest more than 25% of the Fund's net assets) in any industry, except that the Fund may invest more than 25% of the Fund's net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following policies of the Multi-Asset Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

The Multi-Asset Fund may not:



1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, in an amount not exceeding 33 1/3% of the value of the Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to the Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded.

POLICIES OF AFFILIATED UNDERLYING FUNDS

The investment restrictions applicable to the Affiliated Underlying Funds (i.e., the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are as set forth above under "Investment Restrictions - Equity and Bond Funds."

POLICIES OF UNAFFILIATED UNDERLYING FUNDS

Each unaffiliated Underlying Fund has its own investment policies and may pursue investment strategies to the fullest extent permitted by the 1940 Act and such policies. For example, under the 1940 Act, a registered investment company may borrow money from a bank (in an amount not exceeding 33 1/3% of the value of its total assets), make loans (if less than 33 1/3% of its total assets would be loaned to other parties), purchase derivatives, enter into forward currency transactions, futures contracts, and options transactions, purchase restricted and illiquid securities, purchase securities on a when-issued or delayed delivery basis, enter into repurchase or reverse repurchase agreements, and engage in various other investment practices, all of which entail various risks.

                      INVESTMENT RESTRICTIONS - MONEY FUNDS

Except as otherwise noted with an asterisk (*), the restrictions of the Money Fund below are non-fundamental and can be changed as to a Money Fund by the Board without a vote of shareholders.


The Money Funds may not:

1. *Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3. *Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies. As to the California Money Fund, this restriction does not apply to municipal securities in any of the following categories: public housing; general obligations of states and localities; state and local finance authorities or municipal utilities systems.

4. Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act). The Money Funds will invest no more than 10% of their net assets in illiquid securities.

5. *Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6. Invest for the purpose of exercising control or management of another issuer.

7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund's prospectus and the 1940 Act.

8. *Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

9. *Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10. Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this Statement of Additional Information.

11. Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12. *Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13. *Issue senior securities as defined in the 1940 Act.

14. Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Money Funds will only purchase securities that the Investment Manager has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody's, S&P, Fitch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

(3) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

(4) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security, as defined above, that (1) carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), (2) has been determined by the Investment Manager, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. Government security (a "Government security"). A Second Tier Security is any other Eligible Security.


Each Fund limits its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government Securities will be taken into account when making this calculation); provided, however, that (1) the California Money Fund may invest up to 25% of the value of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act, and (2) each of the Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its total assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. Moreover, a Fund's total holdings of Second Tier Securities will not exceed 5% of its total assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of a Fund's total assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government Securities will be First Tier Securities at the time the repurchase agreements are executed.



                             MANAGEMENT OF THE TRUST


The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CNAM, Inc., the investment manager to the Funds or CCM Advisors, LLC ("CCM Advisors"), the investment manager to the AHA Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. None of the Trustees other than Vernon C. Kozlen is an "interested person" of the Trust, as defined in the 1940 Act (each, an "Independent Trustee," and collectively, the "Independent Trustees").


                              INDEPENDENT TRUSTEES


Name                       Position      Term of       Principal Occupation for      Number of         Other Directorships Held
Address                    with the      Office*       the                           Portfolios in     by Trustee
Age                        Trust         and Length    Past Five Years               Fund Complex
                                         of Time                                     Overseen by
                                         Served                                      Trustee
Irwin G. Barnet, Esq.      Trustee       Since 1999    Attorney and partner, Reed    16                None
Reed Smith LLP                                         Smith LLP, a law firm
1901 Avenue of the                                     (2003-present).  Attorney
Stars, #700                                            and principal, Crosby,
Los Angeles,                                           Heafey, Roach & May P.C.,
California  90067                                      a law firm (2000-2002 ).
Age: 69                                                Attorney and principal,
                                                       Sanders, Barnet, Goldman,
                                                       Simons & Mosk, a law firm
                                                       (1980-2000).


Victor Meschures**         Trustee       Since 1999    Certified Public              16                None
Meschures, Campeas,                                    Accountant, Meschures,
Thompson, Snyder and                                   Campeas, Thompson,
Pariser, LLP                                           Snyder and Pariser, LLP,
8383 Wilshire                                          an accounting firm
Boulevard, Suite 500                                   (1964-present).
Beverly Hills, CA 90211
Age: 69



Name                       Position      Term of       Principal Occupation for      Number of         Other Directorships Held
Address                    with the      Office*       the                           Portfolios in     by Trustee
Age                        Trust         and Length    Past Five Years               Fund Complex
                                         of Time                                     Overseen by
                                         Served                                      Trustee
William R. Sweet           Trustee       Since 1999    Retired. Executive Vice       16                None
81 Mt. Tiburon Road                                    President, Union Bank of
Tiburon, California                                    California (1985-1996).
94920
Age: 70


James Wolford***           Trustee       Since 1999    Chief Financial Officer,      16                None
CNI Charter Funds                                      Bixby Land Company, a
400 North Roxbury Drive                                real estate company
Beverly Hills,                                         (2004-present). Regional
California 90210                                       Financial Officer,
Age: 53                                                AIMCO, a real estate
                                                       investment trust (2004).
                                                       Chief Financial Officer,
                                                       DBM Group, a direct mail
                                                       marketing company
                                                       (2001-2004). Senior Vice
                                                       President and Chief
                                                       Operating Officer,
                                                       Forecast Commercial Real
                                                       Estate Service, Inc.
                                                       (2000-2001). Senior Vice
                                                       President and Chief
                                                       Financial Officer, Bixby
                                                       Ranch Company
                                                       (1985-2000).



     * Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.


     ** Meschures, Campeas, Thompson, Snyder and Pariser, LLP ("MCTSP"), of which Mr. Meschures is a senior partner, has a $200,000 outstanding line of credit with CNB which expires in 2008. Any outstanding balance bears interest at the prime rate. The partners of MCTSP, including Mr. Meschures, have formed an investment partnership which has a $300,000 outstanding line of credit with CNB at an interest rate of 1.0% less than the prime rate which expires in 2008. No balances are outstanding under either line of credit as of November 20, 2007. The other Independent Trustees have determined that Mr. Meschures should continue to be classified as a trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, because CNB's loans to MCTSP and the investment partnership were made in the ordinary course of business.

     *** Bixby Land Company, of which Mr. Wolford is the Chief Financial Officer, currently has a $40 million revolving line of credit with CNB at an interest rate of 0.75% less than the prime rate, which expires in June 2007. The Company's outstanding balance was $11.0 million as of April 13, 2007. In addition the Company has an $80 million unsecured and one-time revolving acquisition facility priced at 0.75% less than the prime rate, which has a maturity date of August 8, 2009. There was no outstanding balance on this line as of April 13, 2007. The Company also has a $10 million loan at an interest rate of 5.84% from CNB secured by an office building located in San Diego, which expires in 2012, and a $6.46 million construction loan at an interest rate of 0.50% less than the prime rate, with an outstanding balance of $6.3 million as of April 13, 2007. The loan is to finance the construction of an industrial building in Redlands, California, and is due September 2007. The Company also has a $17.3 million construction loan at an interest rate of 0.50% less than the prime rate to finance construction of another industrial building in Redlands, California. The loan matures in August 2009, and the balance on the loan at April 13, 2007 was $12.3 million. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, because CNB's existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

                               INTERESTED TRUSTEE


Name                      Position     Term of      Principal Occupation for   Number of        Other Directorships Held
Address                   with the     Office*      the                        Portfolios in    by Trustee
Age                       Trust        and Length   Past Five Years            Fund Complex
                                       of Time                                 Overseen by
                                       Served                                  Trustee
Vernon C. Kozlen**        Trustee      Since May    President and Chief        16               None
CNI Charter Funds                      2007         Executive Officer, CNI
400 N. Roxbury Drive                                Charter Funds
Beverly Hills, CA                                   (2000-2007).  Executive
90210                                               Vice President and
Age: 64                                             Director of Asset
                                                    Management Development,
                                                    CNB (1996-2007).
                                                    Director, Reed, Conner &
                                                    Birdwell LLC
                                                    (2000-2007), and
                                                    Convergent Capital
                                                    Management, LLC
                                                    (2003-2007). Chairman of
                                                    the Board, CNAM, Inc.
                                                    (2001-2005). Chairman of
                                                    the Board, City National
                                                    Securities, Inc.
                                                    (1999-2005).  Director,
                                                    CNAM, Inc. (2001-2006),
                                                    and City National
                                                    Securities, Inc.
                                                    (1999-2006).


      Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.


   ** Mr. Kozlen is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his position with CNB, the parent company of CNAM, Inc., until March 2007.

                                    OFFICERS

Name                        Position with the    Term of Office*     Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served
Timothy D. Barto            Vice President       Since 2000          Attorney, Vice President and Assistant Secretary
SEI Investments             and Assistant                            of SEI Investments (1999- Present). Vice
One Freedom Valley Drive    Secretary                                President and Assistant Secretary of
Oaks, Pennsylvania  19456                                            Administrator (1999-Present). Officer of various
Age: 39                                                              investment companies administered by
                                                                     Administrator (1999-2004). Assistant Secretary of
                                                                     the Distributor (2003-2004). Vice President of
                                                                     the Distributor (1999-2004).

Eric Kleinschmidt           Controller and       Since 2005          Director of Fund Accounting, SEI Investments
SEI Investments             Chief Operating                          (2004-Present).  Manager of Fund Accounting, SEI
One Freedom Valley Drive    Officer                                  Investments (1999-2004).
Oaks, Pennsylvania  19456
Age: 39



Richard D. Byrd             President and        Since May 2007      Executive Vice President, CNB (2005-Present).
City National Bank          Chief Executive                          Chairman of the Board, City National Securities,
400 N. Roxbury Drive        Officer                                  Inc. (2005-Present).  Executive Vice President,
Beverly Hills, CA  90210                                             Wells Fargo Bank (1997-2005).
Age: 47

Name                        Position with the    Term of Office*     Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served


Valerie Y. Lewis            Vice President and   Since 2005          Chief Compliance Officer, CNAM, Inc. (August,
City National Bank          Chief Compliance                         2005- present). Fund Boards Specialist -
400 N. Roxbury Drive        Officer                                  Assistant Secretary, Capital Research and
Beverly Hills, CA  90210                                             Management Company and Capital International,
Age: 51                                                              Inc. (1999-2005).



James Ndiaye                Vice President       Since 2005          Attorney, SEI Investments Company (2004-present).
SEI Investments             and Assistant                            Vice President, Deutsche Asset Management
One Freedom Valley Drive    Secretary                                (2003-2004). Associate, Morgan Lewis & Bockius
Oaks, Pennsylvania  19456                                            LLP (2000-2003). Assistant Vice President, ING
Age: 39                                                              Variable Annuities Group (1999-2000).



Michael T. Pang             Vice President &     Since 2005          Attorney, SEI Investments Company (2005-present).
SEI Investments             Assistant                                Counsel, Caledonian Bank & Trust's Mutual Funds
One Freedom Valley Drive    Secretary                                Group (2004-2005).  Counsel, Permal Asset
Oaks, Pennsylvania  19456                                            Management (2001-2004).  Associate, Schulte, Roth
Age: 35                                                              & Zabel's Investment Management Group
                                                                     (2000-2001).



Rodney J. Olea              Vice President       Since 2000          Senior Vice President, CNAM, Inc. (2001-present).
City National Bank                                                   Senior Vice President and Director of Fixed
400 N. Roxbury Drive                                                 Income, CNB (1994-present).
Beverly Hills, CA  90210
Age: 42



Sofia A. Rosala             Vice President       Since 2004          Vice President and Assistant Secretary, SEI
SEI Investments             and Secretary                            Investments Fund Management (2005-present).
One Freedom Valley Drive                                             Compliance Officer of SEI Investments
Oaks, Pennsylvania  19456                                            (2001-2004). Account and Product Consultant, SEI
Age: 33                                                              Private Trust Company (1998-2001).



Timothy G. Solberg          Vice President       Since 2005          Managing Director and Chief Investment Officer,
CCM Advisors, LLC           and Assistant                            CCM Advisors (2001-present);  Director of
190 S. LaSalle Street       Secretary                                Marketing and Client Services, Hewitt Investment
Suite 2800                                                           Group, a Division of Hewitt Associates LLC
Chicago, IL  60603                                                   (1989-2001).
Age: 54



Susan S. Rudzinski          Vice President       Since May 2007      Compliance Director, Convergent Capital
CCM Advisors, LLC                                                    Management, LLC (2006-present); Self-employed
190 S. LaSalle Street                                                Investment Advisory Compliance and Operations
Suite 2800                                                           Consultant (2005-2006); Manager, Affiliate
Chicago, IL  60603                                                   Contracts, The Burridge Group LLC (2003-2004)
Age: 44



Richard A. Weiss            Vice President       Since 2000          President, CNAM, Inc. (2001-present). Executive
City National Bank          and Assistant                            Vice President and Chief Investment Officer, CNB
400 N. Roxbury Drive        Secretary                                (1999-present). Director, City National
Beverly Hills, CA  90210                                             Securities (April 2003-present).  Executive Vice
Age: 47                                                              President and Chief Investment Officer. Sanwa
                                                                     Bank California (1994-1999).


     * Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.


THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES


The Board has an Audit Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust's independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. During the fiscal year ended September 30, 2007, the Audit Committee held three meetings. The Board has designated William R. Sweet and James Wolford as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee met once during the fiscal year ended September 30, 2007.


The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES


The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007.

                              INDEPENDENT TRUSTEES


Name of Trustee                       Dollar Range of Equity Securities   Aggregate Dollar Range of Equity
                                      in each Fund                        Securities in All Registered
                                                                          Investment Companies Overseen by
                                                                          Trustee in Family of Investment
                                                                          Companies

Irwin G. Barnet                       Government Money Fund               Over $100,000
                                      $50,001 - $100,000
                                      Prime Money Fund
                                      $50,001 - $100,000

Victor Meschures                      None                                None


                                                                          $10,001 - $50,000
William R. Sweet                      Large Cap Growth Fund
                                      $1 - $10,000
                                      Large Cap Value Fund
                                      $1 - $10,000
                                      Small Cap Value Fund
                                      $1 - $10,000


                                                                          None
James Wolford                         None



Trustees, officers, directors and full time employees of the Trust, CNAM, Inc., RCB, the Distributor and affiliates of such companies are not subject to the front end sales charge for Class R shares of the Small Cap Value Fund, as sales to such persons do not involve any sales expense to the Fund or the Distributor.

COMPENSATION


The following tables set forth Trustee compensation for the fiscal year ending September 30, 2007.



                              INDEPENDENT TRUSTEES

     Name of Trustee             Aggregate         Pension or Retirement   Estimated Annual    Total Compensation From
                             Compensation from      Benefits Accrued As      Benefits Upon       Registrant and Fund
                                 Registrant            Part of Funds'         Retirement      Complex Paid to Trustees
                                                          Expenses


Irwin G. Barnet                   $50,000                   N/A                   N/A                  $50,000

Victor Meschures                  $44,000                   N/A                   N/A                  $44,000



William R. Sweet                  $46,500                   N/A                   N/A                  $46,500



James Wolford                     $44,000                   N/A                   N/A                  $44,000




INVESTMENT MANAGER

Prior to April 1, 1999, Berkeley Capital Management ("BCM") served as the investment manager for the Prime Money Fund. The Trust and CNB entered into an Investment Management Agreement (the "Management Agreement") dated as of April 1, 1999 regarding the Trust. The Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, CNAM, Inc., a wholly owned subsidiary of CNB, became the investment manager to the Trust, and the Management Agreement between CNB and the CNI Charter Funds, and the obligations of CNB contained in the Management Agreement, were assumed by CNAM, Inc.. CNAM, Inc. employs the same investment personnel that managed the Funds under CNB.


The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds' investment strategies, manages the Funds' investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of December 31, 2007, the Investment Manager had approximately $37.8 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $59.0 billion in assets under administration as of December 31, 2007. CNB is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company.


The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Funds' prospectuses.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement with respect to each Fund is in effect for a two-year term (the "Initial Term") from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days' notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including the selection, appointment, and supervision of any sub-adviser to any of the Funds. Other than with respect to the Small Cap Value Fund, in accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees change a sub-adviser according to certain procedures without soliciting shareholders' approval. The Investment Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

Any reductions made by the Investment Manager in its fees from a Fund are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Investment Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period. Under a similar arrangement with the RCB Predecessor Fund, RCB has paid certain excess operating expenses of the RCB Predecessor Fund. The right to seek reimbursement of such excess operating expenses was carried over to the Class R shares of the Small Cap Value Fund.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name "CNI Charter" by the Trust and by the Funds is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the Investment Manager of the Funds.


For the relevant fiscal periods ending September 30, 2007, September 30, 2006 and September 30, 2005, the Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager's investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

             Fund                Fiscal Year Ended 9/30/07   Fiscal Year Ended 9/30/06   Fiscal Year Ended 9/30/05

                                 Fees Paid     Fees Waived    Fees Paid    Fees Waived    Fees Paid    Fees Waived

Large Cap Growth Fund*          $353,470           N/A       $292,709          N/A       $240,683          N/A
Large Cap Value Fund            $742,909           N/A       $584,676          N/A       $309,673          N/A
Small Cap Value Fund            $576,628           N/A       $668,726          N/A       $618,947          N/A
Corporate Bond Fund             $237,037           N/A       $215,503          N/A       $205,192          N/A
Government Bond Fund            $169,195      $30,790        $118,244      $23,207       $88,941       $17,588
California Bond Fund            $50,958       $33,613        $40,654       $28,120       $34,992       $24,819

High Yield Bond Fund            $255,570      $35,099        $266,638      $38,055       $296,131      $42,299
Prime Money Fund                $4,074,077         N/A       $2,760,898        N/A       $1,922,067        N/A
Government Money Fund           $6,249,069         N/A       $5,904,108        N/A       $5,794,749        N/A
California Money Fund           $1,774,939    $493,854       $1,688,038    $515,898      $1,495,183    $429,471


 * These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. The Technology Growth Fund paid $13,038, $22,085 and $20,433 for the fiscal period ended April 16, 2007 and the fiscal years ended September 30, 2006 and 2005, respectively.

A summary of the Board's considerations associated with its approval of the Management Agreement is included in the Trust's Annual Report for the fiscal year ended September 30, 2007.


SUB-ADVISERS

The High Yield Bond Fund

Halbis has entered into a sub-advisory agreement effective August 31, 2005 (the "Halbis Sub-Advisory Agreement") with the Investment Manager pursuant to which Halbis serves as discretionary investment adviser to the High Yield Bond Fund. The Halbis Sub-Advisory Agreement provides that Halbis shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Halbis Sub-Advisory Agreement with respect to the High Yield Bond Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the High Yield Bond Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Halbis Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Halbis Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the High Yield Bond Fund, by a majority of the outstanding shares of the High Yield Bond Fund, on not less than 60 days' written notice to Halbis, or by Halbis on not less than 60 days' written notice to the Trust.

Halbis is entitled to a fee for its investment advisory services, which is calculated at the following annual rates: 0.50% of the average daily net assets of the Fund up to $35 million and 0.40% of such net assets over $35 million and less than $70 million, and 0.35% of such net assets over $70 million.


For the years ended September 30, 2007 and September 30, 2006 and the fiscal period ended September 30, 2005, the Investment Manager paid Halbis approximately $190,022, $197,502 and $17,338, respectively, in sub-advisory fees.

Until September 1, 2005, Credit Suisse Asset Management, LLC ("Credit Suisse") served as investment sub-adviser to the High Yield Bond Fund pursuant to a sub-advisory agreement between the Investment Manager and Credit Suisse (the "Credit Suisse Sub-Advisory Agreement"). As of August 31, 2005, the Credit Suisse Sub-Advisory Agreement was terminated.


For the period October 1, 2004 through September 1, 2005, the Investment Manager paid Credit Suisse approximately $198,133 in sub-advisory fees.

A summary of the Board's considerations associated with its approval of the Halbis Sub-Advisory Agreement is included in the Trust's Annual Report for the fiscal year ended September 30, 2007.


The Small Cap Value Fund

RCB has entered into a sub-advisory agreement (the "RCB Sub-Advisory Agreement" and, together with the Halbis Sub-Advisory Agreement, the "Sub-Advisory Agreements") with the Investment Manager. Pursuant to the RCB Sub-Advisory Agreement, RCB serves as discretionary investment adviser to the Small Cap Value Fund. The RCB Sub-Advisory Agreement provides that RCB shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the RCB Sub-Advisory Agreement with respect to the Small Cap Value Fund after its initial two year term must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Small Cap Value Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the RCB Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The RCB Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust or the Small Cap Value Fund terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Small Cap Value Fund, by a majority of the outstanding shares of the Small Cap Value Fund, on not less than 60 days' written notice to RCB, or by RCB on not less than 60 days' written notice to the Trust.


RCB is entitled to a fee for its investment advisory services to be paid by CNAM, Inc., which is accrued daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Small Cap Value Fund. For the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005, the Investment Manager paid RCB approximately $576,628, $668,726 and $618,947 in sub-advisory fees, respectively.


The use of the name "RCB" by the Trust is pursuant to the consent of RCB, which may be withdrawn if RCB ceases to be the investment adviser to the Small Cap Value Fund.


A summary of the Board's considerations associated with its approval of the RCB Sub-Advisory Agreement is included in the Trust's Annual Report for the fiscal year ended September 30, 2007.


PORTFOLIO MANAGERS


Information regarding CNAM, Inc. and each of the Sub-Advisers is contained in the Funds' Prospectuses under "Management of the Funds." Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund's portfolio (a "portfolio manager"), as identified in the Funds' Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager's compensation structure and (iii) the dollar range of the portfolio manager's investments in each Fund. All information provided below is as of September 30, 2007.


CNAM, Inc.

CNAM, Inc. manages the investment portfolios of the Large Gap Growth Fund, Large Cap Value Fund, Corporate Bond Fund, Government Bond Fund and California Bond Fund.

The compensation received from CNB by all CNAM, Inc. employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional's assigned portfolios' investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB's investment division's activities. Investment professionals are also eligible to participate in CNC's stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions ("employer contributions") each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Large Cap Growth Fund
---------------------

The individuals with responsibility for managing the Large Gap Growth Fund are Richard A. Weiss and Brian L. Garbe. Messrs. Weiss and Garbe managed the following accounts (including the Large Gap Growth Fund):

Mr. Weiss:


       Type of Accounts               Total         Total Assets     # of Accounts Managed with     Total Assets with
       ----------------           # of Accounts       (millions)     Performance-Based Advisory     Performance-Based
                                     Managed        ------------                 Fee              Advisory Fee (millions)
                                  -------------                      ---------------------------  -----------------------
Registered Investment                   2                $188                     0                         $0
Companies:

Other Pooled Investment                 0                 $0                      0                         $0
Vehicles:

Other Accounts:                         24               $31                      0                         $0




Mr. Garbe:


                                      Total         Total Assets     # of Accounts Managed with     Total Assets with
                                  # of Accounts       (millions)     Performance-Based Advisory     Performance-Based
        Type of Accounts             Managed        ------------                 Fee              Advisory Fee (millions)
        ----------------          ------------                       --------------------------   -----------------------
Registered Investment                   2               $188                     0                          $0
Companies:

Other Pooled Investment
Vehicles:                               0                $0                      0                          $0

Other Accounts:                         2               $21.7                    0                          $0


Mr. Garbe owns shares of the Large Cap Growth Fund worth over $100,000 in value. Mr. Weiss does not own any shares of the Fund.

Large Cap Value Fund
---------------------

The individuals with primary responsibility for managing the Large Gap Value Fund are Richard A. Weiss and Brian L. Garbe. Additional information about Messrs. Weiss and Garbe is set forth above under "Large Cap Growth Fund".


Mr. Garbe owns shares of the Large Cap Value Fund of $50,001 - $100,000.

Multi-Asset Fund
----------------

The individuals with primary responsibility for managing the Multi-Asset Fund are Barbara Bruser and William C. Miller. Ms. Bruser and Mr. Miller manage the following accounts (including the Multi-Asset Fund):


Ms. Bruser:


       Type of Accounts               Total         Total Assets     # of Accounts Managed with     Total Assets with
       ----------------            # of Accounts     (millions)     Performance-Based Advisory     Performance-Based
                                      Managed       -----------                Fee               Advisory Fee (millions)
                                   -------------                    --------------------------   -----------------------



Registered Investment                   0                 $0                      0                         $0
Companies:

Other Pooled Investment                 0                 $0                      0                         $0
Vehicles:

Other Accounts:                        151               $473                     0                         $0



Mr. Miller:


       Type of Accounts               Total         Total Assets     # of Accounts Managed with     Total Assets with
       -----------------          # of Accounts      (millions)      Performance-Based Advisory     Performance-Based
                                     Managed        ------------                 Fee              Advisory Fee (millions)
                                  -------------                      --------------------------   -----------------------



Registered Investment                   5               $5,632                    0                         $0
Companies:


Other Pooled Investment                 0                 $0                      0                         $0
Vehicles:

Other Accounts:                         68               $550                     0                         $0


Neither Ms. Bruser nor Mr. Miller owns any shares of the Multi-Asset Fund.


Corporate Bond Fund
-------------------

The individuals with primary responsibility for managing the Corporate Bond Fund are Rodney J. Olea and William C. Miller. Additional information about Mr. Miller is set forth above under "Multi-Asset Fund." Mr. Olea manages the following accounts (including the Corporate Bond Fund):

Mr. Olea:

                                      Total                          # of Accounts Managed with     Total Assets with
                                  # of Accounts     Total Assets     Performance-Based Advisory     Performance-Based
        Type of Accounts             Managed         (millions)                  Fee              Advisory Fee (millions)
        ----------------             -------        ------------     --------------------------   -----------------------
Registered Investment                   7              $5,721                    0                          $0
Companies:

Other Pooled Investment                 0                $0                      0                          $0
Vehicles:

Other Accounts:                         46              $340                     0                          $0




Neither Mr. Olea nor Mr. Miller owns any shares of the Corporate Bond Fund.


Government Bond Fund
--------------------

The individuals with primary responsibility for managing the Government Bond Fund are Rodney J. Olea and Paul C. Single. Additional information about Mr. Olea is set forth above under "Corporate Bond Fund". Mr. Single managed the following accounts (including the Government Bond Fund):


                                      Total         Total Assets     # of Accounts Managed with     Total Assets with
                                  # of Accounts       (millions)     Performance-Based Advisory     Performance-Based
        Type of Accounts             Managed        ------------                 Fee              Advisory Fee (millions)
        ----------------          -------------                      --------------------------   -----------------------
Registered Investment                   4              $5,600                    0                          $0
Companies:

Other Pooled Investment                 0                $0                      0                          $0
Vehicles:

Other Accounts:                         57              $234                     0                          $0


Neither Mr. Olea nor Mr. Single owns any shares of the Government Bond Fund.


California Tax Exempt Bond Fund
-------------------------------

The individuals with primary responsibility for managing the California Bond Fund are Rodney J. Olea and Alan Remedios. Additional information about Mr. Olea is set forth above under "Corporate Bond Fund". Mr. Remedios managed the following accounts (including the California Bond Fund):

                                      Total         Total Assets     # of Accounts Managed with     Total Assets with
                                  # of Accounts     (millions)       Performance-Based Advisory     Performance-Based
        Type of Accounts             Managed        ------------                Fee               Advisory Fee (millions)
        ----------------          ------------                       -------------------------    -----------------------
Registered Investment                   4              $5,579                    0                          $0
Companies:

Other Pooled Investment                 0                $0                      0                          $0
Vehicles:

Other Accounts:                         75              $379                     0                          $0




Neither Mr. Olea nor Mr. Remedios owns any shares of the California Bond Fund.


RCB

RCB manages the investment portfolio of the Small Cap Value Fund. The individuals with primary responsibility for managing the Fund are Jeffrey Bronchick and Thomas D. Kerr. Messrs. Bronchick and Kerr managed the following accounts (including the Small Cap Value Fund):



                                   Total         Total Assets     # of Accounts Managed with     Total Assets with
                               # of Accounts      (millions)     Performance-Based Advisory     Performance-Based
        Type of Accounts          Managed        ------------                 Fee              Advisory Fee (millions)
        ----------------       -------------                     ---------------------------   -----------------------
Registered Investment                2             $130.9                   0                            $0
Companies

Other Pooled Investment              0               $0                     0                            $0
Vehicles

Other Accounts                      90            $ 896.7                   0                            $0



Compensation for each of Messrs. Bronchick and Kerr is based on a combination of a competitive salary; a share in a bonus pool based on the profitability of the company and distributed according to a combination of contribution, peer review and other factors; and a pro rata share of available corporate profits as each is a principal of the firm. The bonus is paid annually at year-end.

Mr. Bronchick owns shares worth over $1,000,000 in value, and Mr. Kerr owns shares worth $10,001-$50,000 in value, of the Small Cap Value Fund.

Halbis

Halbis manages the investment portfolio of the High Yield Bond Fund. The individual with primary responsibility for managing the Fund is Richard A. Lindquist. Mr. Lindquist managed the following accounts (including the High Yield Bond Fund):


                               Total         Total Assets     # of Accounts Managed with     Total Assets with
                               -----         -------------    ---------------------------    ------------------
                           # of Accounts       (millions)     Performance-Based Advisory     Performance-Based
                           --------------      ----------     ---------------------------    -----------------
    Type of Accounts          Managed                                     Fee              Advisory Fee (millions)
    ----------------          -------                                     ---              -----------------------
     Registered                2                $51.3                     0                          $0
Investment Companies


    Other Pooled               2                $19.4                     0                          $0
 Investment Vehicles


   Other Accounts              6               $410.4                     1                        $47.3



* These figures represent accounts of both Halbis and HSBC Investments (USA) Inc., as Halbis portfolio managers manage accounts on behalf of each of these entities.

Mr. Lindquist's compensation consists of a base salary and an incentive bonus. The total sum set aside for bonus payments each year is a function of HSBC Investments (USA) Inc.'s profitability as a whole. In determining the amount to allocate to each individual, three factors are assessed: (1) the performance of the company; (2) the performance of the investment team; and (3) the performance of the individual. During the annual appraisal process, each department manager reviews the team's performance and contribution to the company for the past year on an individual basis. Bonuses and salary increases are awarded based on the individual's contribution to the team. Promotions are awarded to individuals who have performed well beyond expectations for their respective levels.

Mr. Lindquist does not own any shares of the High Yield Bond Fund.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Investment Manager and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Investment Manager or Sub-Adviser. To deal with these situations, the Investment Manager and each

Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, except for RCB which generally provides for allocation in a random manner.

With respect to securities transactions for the Funds, the Investment Manager and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Manager and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment Manager or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager or Sub-Adviser could share in investment gains.


The Multi-Asset Fund may invest in affiliated funds (i.e., the CNI Funds or the AHA Funds, for which the Investment Manager or its affiliate serves as investment adviser), and a conflict of interest could arise when, under certain circumstances, the Investment Manager's investment decisions with respect to the Multi-Asset Fund could negatively affect Affiliated Underlying Funds. For instance, the Multi-Asset Fund may purchase and redeem shares of an Affiliated Underlying Fund at a time which may require the Affiliated Underlying Fund to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Affiliated Underlying Fund's transaction costs and accelerate the realization of taxable income by its shareholders if sales of securities resulted in gains.

In addition, as the Investment Manager and its affiliate serve as investment adviser to a number of affiliated funds, each of which is eligible for investment by the Multi-Asset Fund, a conflict of interest may arise in connection with the increased incentive for the Multi-Asset Fund's portfolio managers to invest in affiliated funds, which could generate increased revenues for the Investment Manager, rather than unaffiliated funds.

If the Multi-Asset Fund were to invest in an affiliated fund, the Trustees and officers of the Trust, each of which serves in the same position with respect to, and has a fiduciary duty to, the Multi-Asset Fund and the Affiliated Underlying Funds, may face a conflict of interest if the interests of the Multi-Asset Fund and of the Affiliated Underlying Fund were ever to become divergent. The Trustees of the Trust believe they have structured the Multi-Asset Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Multi-Asset Fund could be adverse to the interests of an Affiliated Underlying Fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust and the Investment Manager will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.


The Trust, Investment Manager and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment

Manager and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days' written notice following an uncured material breach.

From April 1, 2002 through December 31, 2004 the Administrator was entitled to fees which were calculated based upon the aggregate average daily net assets ("Assets") of the Trust as follows: 0.10% of Assets not exceeding $2.5 billion; 0.08% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.06% of Assets exceeding $5 billion. As of January 1, 2005, the Administrator is entitled to fees calculated based on the following schedule: .065% of Assets not exceeding $2.5 billion; .045% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.025% of Assets exceeding $5 billion. Each Fund is subject to a minimum fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.


For the fiscal years ended September 30, 2007, September 30, 2006, and September 30, 2005, the Funds paid the following administrative fees:

             Fund               Fiscal Year Ended 9/30/07     Fiscal Year Ended 9/30/06    Fiscal Year Ended 9/30/05

                                Fees Paid      Fees Waived     Fees Paid    Fees Waived     Fees Paid     Fees Waived


Large Cap Growth Fund*           $28,339         N/A            $24,981        N/A           $22,535         $1,793

Large Cap Value Fund             $62,503         N/A            $52,286        N/A           $30,302         $2,586

Small Cap Value Fund             $35,597         N/A            $43,652        N/A           $44,123         $3,331

Corporate Bond Fund              $30,918         N/A            $29,883        N/A           $30,727         $2,680

Government Bond Fund             $24,217         N/A            $18,244        N/A           $15,005         $1,203

California Bond Fund             $16,329         N/A            $14,128        N/A           $13,450         $1,126

High Yield Bond Fund             $20,257         N/A            $22,538        N/A           $27,523         $2,499

Prime Money Fund                 $847,828        N/A            $612,100       N/A           $457,411        $39,798

Government Money Fund            $1,253,651      N/A            $1,259,467     N/A           $1,330,954      $123,883

California Money Fund            $438,442        N/A            $452,745       N/A           $433,449        $37,636

* These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. The Technology Growth Fund paid $821, $1,441 and $1,463 (with $130 in fees waived) in administrative fees for the fiscal period ended April 16, 2007 and the fiscal years ended September 30, 2006 and 2005, respectively.


# The Administrator waived additional amounts in 2004 in order to maintain the yields of the Money Funds.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.


DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class N shares of each Fund, Class S shares of the Money Funds and Class R shares of the Small Cap Value Fund, and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of CNAM, Inc., that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT


Pursuant to a transfer agency agreement, SEI Investments Management Corporation (the "Transfer Agent"), a wholly owned subsidiary of SEI Investments located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the Funds.


CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian (the "Custodian") of the Funds' assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust's independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds' federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.


                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objective of the Funds; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds' shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management's ability correctly to time and execute them.

The Investment Manager and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Investment Manager and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds' general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Investment Manager or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Investment Manager or Sub-Adviser(s) in advising other clients. The Investment Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager or relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.



REGULAR BROKERS OR DEALERS


 "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. On September 30, 2007, the Prime Money Market Fund, Government Money Market Fund, Corporate Bond Fund, Large Cap Value Fund, Large Cap Growth Fund, Government Bond Fund, High Yield Bond Fund and RCB Small Cap Fund held securities of the Trust's "regular brokers or dealers" as follows:


Fund                              Name of Broker/Dealer            Total $ Amount of Securities of Each
                                                                   Regular Broker-Dealer Held (in 000s)
Prime Money Market Fund           Barclays Capital, Inc.                  $250,000
                                  Banc of America
                                     Investment Services                  $35,000
                                  Deutsche Bank Securities
                                    Limited                               $35,000
                                  Lehman Brothers, Inc.                   $19,921
                                  UBS Warburg
                                    Painewebber, Inc.                     $25,000
                                  Citigroup, Inc.                         $4,019
                                  BNP Paribas                             $35,000
                                  Societe Generale Cowen
                                    Securities Corp.                      $35,000
                                  Goldman Sachs Group, Inc.               $25,366
                                  Morgan Stanley Dean Witter, Inc.        $36,418



Corporate Bond Fund               Fidelity Capital Markets                $1,179
                                  J.P. Morgan Chase Bank                  $1,222
                                  Bank of America                         $970
                                  Citigroup Global Services               $1,258
                                  Credit Suisse Corp.                     $1,249
                                  Merrill Lynch, Inc.                     $1,253
                                  HSBC Securities, Inc.                   $1,197
                                  Goldman, Sachs & Co.                    $1,222
                                  Morgan Stanley Dean
                                    Witter, Inc.                          $1,016
                                  Jefferies & Co., Inc.                   $620
                                  Deutsche Bank
                                    Securities Limited                    $519

                                  Wachovia Securities, Inc.               $1,209
                                  Wells Fargo                             $1,747



Large Cap Value Fund              Banc of America Corp.                   $3,815
                                  Citigroup, Inc.                         $3,164
                                  Wells Fargo                             $3,026
                                  Wachovia Securities, Inc.               $1,324
                                  Morgan Stanley Dean
                                  Witter, Inc.                            $1,701
                                  Goldman, Sachs & Company                $2,427
                                  Fidelity Capital Markets                $1,907
                                  US Bancorp Investments                  $1,562
                                  Merrill Lynch, Inc.                     $706
                                  Lehman Brothers, Inc.                   $926
                                  CIT Group                               $1,108
                                  PNC Financial Services                  $705
                                  Suntrust Capital Markets, Inc.          $493
                                  Bank of New York                        $487
                                  SEI Investments Distribution Company    $1,284
                                  JP Morgan Chase & Co.                   $2,584



Large Cap Growth Fund*            Fidelity Capital Markets                $668
                                  SEI Investments Distribution Company    $602



BROKERAGE

For the indicated fiscal years, the indicated Funds paid the following brokerage commissions:



                                              Total $ Amount         % of Total          % of Total
                          Total $ Amount       of Brokerage           Brokerage           Brokerage
     Year Ending           of Brokerage         Commissions       Commissions Paid       Transactions
   September 30, 2007        Commissions           Paid to           to Affiliated      Effected Through
                                Paid         Affiliated Brokers         Brokers        Affiliated Brokers

Large Cap Growth Fund*         $41,167               N/A                  N/A                  N/A

Large Cap Value Fund           $80,967               N/A                  N/A                  N/A

Small Cap Value Fund          $194,530               N/A                  N/A                  N/A

                                               Total $ Amount         % of Total          % of Total
                           Total $ Amount       of Brokerage           Brokerage           Brokerage
     Year Ending            of Brokerage         Commissions       Commissions Paid       Transactions
   September 30, 2006        Commissions           Paid to           to Affiliated      Effected Through
                                Paid         Affiliated Brokers         Brokers        Affiliated Brokers
Large Cap Growth Fund*         $39,100               N/A                  N/A                  N/A

Large Cap Value Fund          $128,051               N/A                  N/A                  N/A

Small Cap Value Fund          $220,565               N/A                  N/A                  N/A


                                               Total $ Amount         % of Total          % of Total
                           Total $ Amount       of Brokerage           Brokerage           Brokerage
     Year Ending            of Brokerage         Commissions       Commissions Paid       Transactions
   September 30, 2005        Commissions           Paid to           to Affiliated      Effected Through
                                Paid         Affiliated Brokers         Brokers        Affiliated Brokers
Large Cap Growth Fund*         $36,906               N/A                  N/A                  N/A

Large Cap Value Fund           $56,402               N/A                  N/A                  N/A

Small Cap Value Fund          $149,247               N/A                  N/A                  N/A




* These amounts do not include brokerage commissions paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. The Technology Growth Fund paid $2,373 and $4,757 in brokerage commissions for the fiscal period ended April 16, 2007 and the fiscal years ended September 30, 2006 and 2005, respectively.

Of the total brokerage commissions paid by the Large Cap Growth Fund and Large Cap Value Fund during the fiscal year ended September 30, 2007, a total of $123,611 (100%) was paid to firms which provided research services to the Investment Manager as well as execution services.


                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

The Funds may also derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, such Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

The amount of dividend payments by any Fund depends on the amount of net investment income and net capital gains received by such Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay "interest" or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of a Fund's earnings and profits. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2010, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for (i) "qualified dividend income" distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the ex-dividend date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes (except for distributions from the Government Bond Fund, the Government Money Fund, the California Bond Fund or the California Money Fund to the extent they are not subject to state or federal income taxes).

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern time). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Money Funds' net asset values per share are determined (each a "Business Day"), the Money Funds' net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Money Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of a Money Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund's distributions.

FEDERAL INCOME TAXES

It is the policy of each Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, each Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, each Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and
(2) diversify holdings so that at the end of each quarter of its taxable years
(i) at least 50% of the market value of each Fund's total assets is represented by cash or cash items (including receivables) Government Securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of such Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer (other than Government Securities or securities of other regulated investment companies) or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, that the Funds distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, each Fund must distribute annually at least (1) 90% of its "investment company taxable income" (as that term is defined in the Code), and (2) 90% of the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.


Any distributions by the Funds of long-term capital gain and "qualified dividend income," properly designated as such, will be taxable to the shareholders at long-term capital gain rates, regardless of how long a shareholder has held Fund shares.


The Funds may engage in investment techniques that may alter the timing and character of the Funds' incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.


The Funds may invest in some VRDNs that have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Regulations affect the application to non-U.S. investors of the back-up withholding and withholding tax rules. In some circumstances, these rules increase the certification and filing requirements imposed on non-U.S. investors in order to qualify for exemption from the back-up withholding tax, and exemption from, or a reduced rate of U.S. withholding tax under tax treaties. Non-U.S. investors should consult their tax advisers with respect to the potential application of these regulations.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations. As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of "qualified dividend income."

Each Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If a Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that a Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, such Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of such Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of a Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of a Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of a Fund.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, such Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by such Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of any foreign income taxes paid by such Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by such Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by such Fund) to be included in their income tax returns. If 50% or less in value of such Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by such Fund. In this case, these taxes will be taken as a deduction by such Fund.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a "Qualified Electing Fund" under Code Section 1295 or (ii) elect to "mark-to-market" the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.


The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien."

For dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. federal tax law currently provides an exemption under which U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. As of this writing, Congress is considering extending this exemption for an additional year, but there can be no guarantee that such an extension will eventually be adopted or that its effect will be retroactive.

Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.


The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

CALIFORNIA INCOME TAX

The California Bond Fund and the California Money Fund intend to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). Each of these two Funds will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations"), and (2) the Fund continues to qualify as a regulated investment company.

If a Fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. The Fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in a Fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund and attributable to the production of tax-exempt income will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

                             SHARE PRICE CALCULATION


THE EQUITY FUNDS, THE BOND FUNDS AND THE MULTI-ASSET FUND

With respect to the Equity Funds, the Bond Funds and the Multi-Asset Fund, the net asset value per share of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund's total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. With respect to the Multi-Asset Fund, the net asset value per share of each Underlying Fund is calculated as described in its prospectus and statement of additional information.


Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds' determination of net asset value) on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust's daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Investment Manager (or Sub-Adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust's Fair Value Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security's fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager's (or the Sub-Adviser's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

THE MONEY FUNDS

The Money Funds value their portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Funds' investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Money Fund's net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                                DISTRIBUTION PLAN


The Trust has adopted a Distribution Plan (the "Plan") for the Class N shares of the Funds, the Class S shares of the Money Funds and the Class R shares of the Small Cap Value Fund, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.


The Plan adopted for the Class N, Class S and Class R shares provides that the Trust will pay the Distributor a fee of up to 0.50% of the average daily net assets of each Fund's Class N, Class S and Class R shares that the Distributor can use to compensate broker-dealers and service providers, including the Investment Manager and affiliates of the Distributor, that provide distribution-related services to the Class N, Class S and Class R shareholders or to their customers who beneficially own the Class N, Class S and Class R shares. During the fiscal period ending September 30, 2007, the annual distribution fee rate for the Equity Funds' and the Bond Funds' Class N shares (other than the High Yield Bond Fund) was 0.25%. The annual distribution fee rate for the Class N shares of the High Yield Bond Fund was 0.30%. The annual distribution fee rate for the Small Cap Value Fund's Class R shares was 0.25%. The annual distribution fee rate for the Money Funds' Class N and Class S shares was 0.50%.


Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.


Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation the Plan or any related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days' notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.


All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the Financial Industry Regulatory Authority, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ending September 30, 2007, the Funds paid the Distributor the following distribution fees under the Plan.


  Fiscal Year Ended September 30, 2007           Total Fees Paid         Total Fees Paid Directly to Other
                                                                            Broker-Dealers and Financial
                                               To the Distributor                  Intermediaries
Class N Shares
Large Cap Growth Fund*                          $32,720                  -
Large Cap Value Fund                            $38,664                  -
Small Cap Value Fund                            $27,633                  -
Corporate Bond Fund                             $2,954                   -
Government Bond Fund                            $5,703                   -
California Bond Fund                            $2,580                   -
High Yield Bond Fund                            $61,901                  -
Prime Money Fund                                $1,430,918               $817,353

Government Money Fund                           $2,030,453               $4,212,803
California Money Fund                           $445,847                 $1,439,561
Class S Shares
Prime Money Fund                                $2,308,600               -
Government Money Fund                           $1,387,721               -
California Money Fund                           $592,347                 -
Class R Shares
Small Cap Value Fund                            $0                       $27,612


* This amount does not include $2,420 in fees paid to the Distributor by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007.

Of these amounts, $71,316 in unreimbursed expenses with respect to Class R of the RCB Fund, representing 0.12% of the Fund's assets as of September 30, 2007, were incurred under the Plan and carried over for future use by the Fund pursuant to the Plan.



                         SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Funds' average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds' shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the Funds' Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the fiscal years ending September 30, 2007, September 30, 2006, and September 30, 2005 pursuant to the Shareholder Services Agreement, the Class N, Class S, Class R and Institutional Class shares of the Funds paid CNB the following fees:


  Fees Paid, Fiscal Year Ended           Class N               Class S             Class R         Institutional
             9/30/07                                                                                   Class


Large Cap Growth Fund*                        $32,720                N/A                N/A               $103,230
Large Cap Value Fund                          $38,664                N/A                N/A               $260,896
Small Cap Value Fund                          $27,633                N/A           $114,455                $27,507
Corporate Bond Fund                            $2,954                N/A                N/A               $145,194
Government Bond Fund                           $5,703                N/A                N/A               $110,567
California Bond Fund                           $2,580                N/A                N/A                $75,726
High Yield Bond Fund                          $51,584                N/A                N/A                $45,305
Prime Money Fund#                          $1,273,971           $784,920                N/A             $1,046,281
Government Money Fund#                     $3,537,626           $471,823                N/A               $112,418
California Money Fund#                     $1,131,200           $213,245                N/A               $233,435


* These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. For the fiscal period ended April 16, 2007, the Technology Growth Fund Class N and Institutional Class shares paid CNB $2,016 and $1,818, respectively.

# CNB waived additional fees for Class N and Class S in order to maintain the Money Funds' yields.



  Fees Paid, Fiscal Year Ended           Class N               Class S             Class R         Institutional
             9/30/06                                                                                   Class

Large Cap Growth Fund*                        $48,725                N/A                N/A                $88,217
Large Cap Value Fund                          $60,856                N/A                N/A               $205,328
Small Cap Value Fund                          $59,990                N/A           $263,779                $34,799
Corporate Bond Fund                            $6,932                N/A                N/A               $131,223
Government Bond Fund                           $4,186                N/A                N/A                $80,146
California Bond Fund                           $6,096                N/A                N/A                $60,631
High Yield Bond Fund                         $107,355                N/A                N/A                $52,766
Prime Money Fund#                          $2,252,432         $1,794,511                N/A               $893,203
Government Money Fund#                     $9,272,974         $1,658,574                N/A               $125,709
California Money Fund#                     $3,077,261           $646,446                N/A               $200,268

* These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. For the fiscal year ended September 30, 2006, the Technology Growth Fund Class N and Institutional Class shares paid CNB $7,728 and $2,983, respectively.

# CNB waived additional fees for Class N and Class S in order to maintain the Money Funds' yields.

  Fees Paid, Fiscal Year Ended           Class N               Class S             Class R         Institutional
             9/30/05                                                                                   Class

Large Cap Growth Fund*                        $17,350                N/A                N/A                $75,203
Large Cap Value Fund                          $22,264                N/A                N/A               $101,968
Small Cap Value Fund                          $28,023                N/A           $124,007                $29,993
Corporate Bond Fund                            $3,833                N/A                N/A               $122,421
Government Bond Fund                           $1,064                N/A                N/A                $60,871
California Bond Fund                           $5,452                N/A                N/A                $49,928
High Yield Bond Fund                          $53,777                N/A                N/A                $59,033

Prime Money Fund                             $402,497           $270,729                N/A               $890,508
Government Money Fund                      $3,205,052           $423,845                N/A               $111,555
California Money Fund                      $1,043,837            $71,308                N/A               $233,266

* These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. For the fiscal year ended September 30, 2005, the Technology Growth Fund Class N and Institutional Class shares paid CNB $3,373 and $2,632, respectively.


As a Participating Organization, City National Securities, Inc. ("CNS"), a wholly-owned subsidiary of CNB, has entered into a Shareholder Service Provider Agreement with CNB to provide shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of CNS.

For the fiscal years ending September 30, 2007, September 30, 2006, and September 30, 2005 pursuant to the Shareholder Service Provider Agreement, CNB paid CNS the following fees:

                 Fund                       Fiscal Year Ended        Fiscal Year Ended        Fiscal Year Ended
                                                 9/30/07                  9/30/06                  9/30/05

Large Cap Growth Fund*                               $34,366              $24,375                      $17,320
Large Cap Value Fund                                 $39,826              $30,447                      $22,224
Small Cap Value Fund                                 $27,932              $29,978                      $28,325
Corporate Bond Fund                                   $2,976               $3,465                       $3,829
Government Bond Fund                                  $6,031               $2,101                       $1,065
California Bond Fund                                  $2,491               $3,045                       $5,439
High Yield Bond Fund                                 $51,766              $48,792                      $54,524
Prime Money Fund                                  $2,124,364           $1,270,728                     $67,3413
Government Money Fund                             $4,048,557           $3,840,181                   $3,671,171
California Money Fund                             $1,317,072           $1,325,104                   $1,114,091


* These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. For the fiscal years ended September 30, 2007, 2006 and 2005, CNB paid CNS $927, $3,513 and $3,424, respectively, with respect to Technology Growth Fund shares.


                               DEALER COMMISSIONS

The Distributor receives a sales charge on purchases of Class R shares of the Small Cap Value Fund, some or all of which is reallowed to retail dealers, as follows:



        Your investment                             Dealer Commission as a %
                                                    of offering price
        Less than $50,000                           3.50%
        $50,000 but less than $100,000              3.00%
        $100,000 but less than $200,000             2.50%
        $200,000 but less than $300,000             2.00%
        $300,000 but less than $500,000             1.00%
        $500,000 or more                            None

                                    EXPENSES


The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as investment manager, CNAM, Inc. has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described in the Prospectuses.


                                 CODE OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings or described below.

The Investment Manager and the Administrator receive information regarding the Fund's portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. No later than 65 days after the end of each first and third fiscal quarter of the Trust, the Administrator includes lists of the Funds' complete portfolio holdings as of the end of such quarter on the Trust's website. The Trust also files the Funds' complete portfolio schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust's second and fourth fiscal quarters, lists of the Funds' complete portfolio holdings will be made available in the Funds' annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Trust's website. Certain other general information regarding the portfolio holdings of the Funds may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Trust's website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Trust's portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the "CCO") of the Trust. Procedures to monitor the use of any non-public information by entities under item (3) above will include (a) annual written certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient's written agreement to maintain the confidentiality of the information and not to trade based on the information. Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

As of January 25, 2008, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the
Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust's portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor's, and Bloomberg L.P. pursuant to agreements under which each fund's portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust's website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Fund and its shareholders from improper disclosure of portfolio holdings information. The Investment Manager's Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Institutional Shareholder Services is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust's custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Trust's website.

Neither the Trust nor any of its investment advisers, sub-advisers or any other person may receive compensation in connection with the disclosure of information about the Trust's portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of any of the Trust's investment advisers, sub-advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, sub-advisers or distributor, the CCO will make a determination in the best interests of the Fund's shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust's portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.


                                  PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the "Policy"), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager's general management of the Funds, subject to the Board's continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Small Cap Value Fund to RCB.

A conflict of interest may be deemed to occur when CNAM, Inc. or RCB or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise CNAM, Inc.'s or RCB's independence of judgment and action in judging the proxy. If such a conflict occurs, CNAM, Inc. or RCB is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Whenever the Multi-Asset Fund is requested to vote on any matter submitted to shareholders of an Underlying Fund, the Multi-Asset Fund will cast its votes, as a shareholder of the Underlying Fund, in proportion to the votes received by the Underlying Fund from all other shareholders of the Underlying Fund.


Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds' website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Certain information regarding the proxy voting policies of CNAM, Inc. and RCB is summarized below.

CNAM, Inc.

CNAM, Inc. has hired Institutional Shareholder Services ("ISS"), a third-party proxy voting service, to vote proxies on its behalf, and has adopted ISS' proxy voting guidelines. CNAM, Inc. has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (a) any issue or proposal designated in the guidelines to be voted on a "case by case basis" and (b) any issue or proposal not listed in the guidelines according to ISS' recommendation.

CNAM, Inc. reserves the right to withdraw any proxy item from ISS and to vote the proxy item, if CNAM, Inc. determines that no material conflict of interest exists. Such proxy item will be submitted to CNAM, Inc.'s Management Committee, which will determine the vote for each of the proposals in a manner consistent with the Funds' best interests. If CNAM, Inc. determines that a material conflict of interest exists, the Management Committee will not vote and the proxy item will be returned to ISS for voting in accordance with ISS' guidelines.

ISS's general positions on various proposals are as follows:

1. ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance. ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS' threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

2. ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting. ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

3. ISS votes with respect to compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

4. ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

RCB

RCB's Operations Department, in consultation with its Chief Investment Officer, is ultimately responsible for ensuring that all proxies received by RCB are voted in a timely manner. RCB considers each proxy issue individually and on a case-by-case basis. It is RCB's policy to vote in favor of those proposals which advance the sustainable economic value of the companies, and thus of the shareholders whose securities it holds.

If a proxy proposal raises a material conflict of interest, RCB will disclose the conflict to the Trust and obtain its consent to the proposed vote prior to voting the securities.

RCB's general positions on various proposals are as follows:

1. RCB generally votes against issues that seek to entrench the board of directors and management of a company through anti-takeover measures, staggered board terms, super-majority requirements and poison pill provisions.

2. RCB is highly sensitive to any measures that potentially dilute shareholder interests through new security issuance or excessive management compensation through equity gifting.

3. RCB will not vote in favor of any "social" issues unless it deems that such issues directly advance shareholder value.

4. RCB generally votes in favor of measures that provide shareholders with greater abilities to nominate directors, hold directors and management accountable for performance, and allow shareholders to directly vote on takeover proposals by third parties.

                               GENERAL INFORMATION


The Trust was organized as a statutory trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class N and Institutional Class), other than (a) the Money Funds, which also offer Class S shares, and (b) the Small Cap Value Fund, which also offers Class R shares. Currently, the Trust offers shares of sixteen series, including the eleven series described in this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.


The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the "Declaration") and the Bylaws of the Trust (the "Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 23, 2008, the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

                Fund                                 Shareholder                          % of Fund
California Tax Exempt Money Market    National Financial Services, LLC                     52.78%
Fund                                  Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500


                                      City National Bank                                   25.24%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Government Money Market Fund          National Financial Services, LLC                     32.19%
                                      Attn: Frank Bertola

                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500


                                      City National Bank                                   54.38%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Government Bond Fund                  City National Bank                                   25.40%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

                                      City National Bank                                   48.49%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Corporate Bond Fund                   City National Bank                                   61.94%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Growth Equity Fund          City National Bank                                   36.62%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

California Tax Exempt Bond Fund       City National Bank                                   32.26%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

                                      City National Bank                                   45.07%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Prime Money Market Fund               City National Bank                                   25.24%
                                      Fiduciary for Various Accounts
                                      Attn: Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520

                                      City National Bank                                   26.07%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Multi-Asset Fund                      City National Bank                                   33.81%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds

                                      PO Box 60520
                                      Los Angeles, CA  90060-0520



As of January 23, 2008, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.


                Fund                                 Shareholder                         % of Class


Prime Money Market Fund,              National Financial Services, LLC                     18.57%
Institutional Class                   Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500

Prime Money Market Fund,              City National Bank                                   81.40%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Government Money Market Fund,         City National Bank                                   99.82%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

California Tax Exempt Money Market    City National Bank                                   99.99%
Fund, Institutional Class             Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

High Yield Bond Fund, Institutional   City National Bank                                    9.45%
Class                                 PO Box 60520
                                      Los Angeles, CA 90060-0520

High Yield Bond Fund, Institutional   City National Bank                                   24.64%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

High Yield Bond Fund, Institutional   City National Bank                                   54.48%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

California Tax Exempt Bond Fund,      City National Bank                                   20.74%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

California Tax Exempt Bond Fund,      City National Bank                                   33.07%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds

                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

California Tax Exempt Bond Fund,      City National Bank                                   46.19%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      P. O. Box 60520
                                      Los Angeles, CA 90060-0520

Large Cap Value Equity Fund,          City National Bank                                    6.25%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Value Equity Fund,          City National Bank                                    10.15%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Value Equity Fund,          City National Bank                                   19.65%
Institutional Class                   PO Box 60520
                                      Los Angeles, CA 90060-0520

Large Cap Value Equity                City National Bank                                   25.02%
Fund, Institutional Class             Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Growth Equity Fund,         City National Bank                                    5.52%
Institutional Class                   PO Box 60520
                                      Los Angeles, CA 90060-0520

Large Cap Growth Equity Fund,         City National Bank                                   16.27%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Growth Equity Fund,         City National Bank                                   27.69%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Large Cap Growth Equity               City National Bank                                   49.77%
Fund, Institutional Class             Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Corporate Bond Fund, Institutional    City National Bank                                   13.55%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Corporate Bond Fund, Institutional    City National Bank                                   20.66%
Class                                 Fiduciary for Various Accounts



                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Corporate Bond Fund, Institutional    City National Bank                                   62.69%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Government Bond Fund, Institutional   City National Bank                                   18.63%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520



Government Bond Fund, Institutional   City National Bank                                   26.52%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Government Bond Fund, Institutional   City National Bank                                   50.62%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Multi-Asset Fund                      City National Bank                                   11.35%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Multi-Asset Fund                      City National Bank                                   13.15%
Institutional Class                   PO Box 60520
                                      Los Angeles, CA 90060-0520

Multi-Asset Fund                      City National Bank                                   74.41%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

Multi-Asset Fund                      NFS LLC FEBO                                          5.33%
Class N                               Bruce Barnett
                                      503 Red River Rd
                                      Pasa Robles, CA 93446-4080

Multi-Asset Fund                      NFS LLC FEBO                                          5.49%
Class N                               Harold McCray
                                      10940 Wilshire Blvd Suite, 2150
                                      Los Angeles, CA 90024-3942

RCB Small Cap Value Fund,             City National Bank                                    8.46%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520

RCB Small Cap Value Fund,             City National Bank                                   43.39%



Institutional Class                   PO Box 60520
                                      Los Angeles, CA  90060-0520


RCB Small Cap Value Fund,             City National Bank                                   44.49%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520


High Yield Bond Fund, Class N         NFS LLC FEBO                                         25.86%
                                      The Angell Family Trust
                                      Perry Oretzky TTEE
                                      MM024
                                      10880 W. Wilshire Blvd. #920
                                      Los Angeles, CA  90024-4110


California Tax-Exempt Bond Fund,      NFS LLC FEBO                                         12.47%
Class N                               Christine Brigagliano
                                      Oakland, CA 94611


California Tax-Exempt Bond Fund,      NFS LLC FEBO                                         42.84%
Class N                               Sarah F. Manson
                                      Los Angeles, CA  90049-2304


California Tax Exempt Bond Fund,      NFS LLC FEBO                                         12.18%
Class N                               Markovic Tr
                                      Nandor Markovic
                                      U/A 01/01/89
                                      Beverly Hills, CA 90211-3502


California Tax Exempt                 NFS LLC FEBO                                         17.46%
Bond Fund, Class N                    Toni Howard
                                      MM012
                                      8383 Wilshire Blvd. #500
                                      Beverly Hills, CA 90211-2410


California Tax Exempt Bond Fund,      NFS LLC FEBO                                          7.28%
Class N                               Debra L Barach
                                      Encino, CA 91316-3710


Corporate Bond Fund, Class N          NFS LLC FEBO                                         20.11%
                                      Susan L Parker
                                      Laguna Hills, CA  92653-5889


Corporate Bond Fund, Class N          NFS LLC FEBO                                          7.62%
                                      Barbara Rubin Foundation
                                      Goleta, CA 93117-1772


Corporate Bond Fund, Class N          NFS LLC FEBO                                          8.65%
                                      Michael G Wood Revocable Trust
                                      Michael G Wood
                                      U/A 10/09/1998
                                      Chula Vista, CA 91915-2183


Government Bond,                      NFS LLC FEBO                                         41.90%
Class N                               West Branch Regional Medical C
                                      2463 SO M-30
                                      West Branch, MI 48661


Government Bond,                      NFS LLC FEBO                                          7.63%
Class N                               FBO Peter Swearingen


                                      PO Box 3921
                                      Beverly Hills, CA 90212-0921



Prime Money Market Fund, Class N      National Financial Services, LLC                     42.41%
                                      Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500


Prime Money Market Fund, Class N      City National Bank                                   57.59%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Government Money Market Fund, Class   National Financial Services, LLC                     62.82%
N                                     Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500


Government Money Market Fund, Class   City National Bank                                   37.18%
N                                     Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


California Tax Exempt Money Market    National Financial Services, LLC                     79.40%
Fund, Class N                         Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500


California Tax Exempt Money Market    City National Bank                                   20.60%
Fund, Class N                         Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Small Cap Value Fund, Class N         NFS LLC FEBO                                          9.56%
                                      Robert D. Beyer TTEE
                                      Beyer Chdrns TR Partshp
                                      U/A 8/30/96
                                      P.O. Box 49975
                                      Los Angeles, CA  90049


Prime Money Market Fund, Class S      City National Bank                                    100%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


Government Money Market Fund, Class   City National Bank                                    100%
S                                     Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520


California Tax Exempt Money Market    City National Bank                                    100%
Fund, Class S                         Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520

As of January 23, 2008, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.


                             PERFORMANCE INFORMATION

As noted in the Prospectuses, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds' 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

                                        YIELD = 2[(1+[a-b]/cd)(6) - 1]


         Where:        a        =       dividends and interest earned during the period.

                       b        =       expenses accrued for the period (net of reimbursement).

                       c        =       the average daily number of shares outstanding during the period that were entitled to receive dividends.

                       d        =       the maximum offering price per share on the last day of the period.


For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.


Current yield reflects the interest income per share earned by the Money Market Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).


Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Investors should recognize that, in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Bond Fund and California Money Fund is computed by dividing that portion of the current yield (or effective yield) of the Fund (computed for the Funds as indicated above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt. Assuming a California tax rate of 9.3% and a federal tax rate of 35% the effective tax rate based on the combination of the state and federal rates is 41.05%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                 P(1 + T)n = ERV

     Where:     P        =       a hypothetical initial payment of $1,000.


                T        =       average annual total return.


                n        =       number of years.

                ERV     =        Ending Redeemable Value of a hypothetical
                                 $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                      P(1 + T)n = ATVD

         Where:      P        =       a hypothetical initial payment of $1,000.


                     T        =       average annual total return (after taxes
                                      on distributions).


                     n        =       number of years.

                     ATVD = ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions and redemption" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                       P(1 + T)n = ATVDR

         Where:       P        =       a hypothetical initial payment of $1,000.


                      T        =       average annual total return (after taxes
                                       on distributions and redemption).


                      n        =       number of years.

                      ATVDR    =       ending value of a hypothetical
                                       $1,000 investment made at the
                                       beginning of a l-, 5- or 10-year
                                       period at the end of a l-, 5- or
                                       10-year period (or fractional
                                       portion thereof), after taxes on
                                       Fund distributions and redemption,
                                       assuming reinvestment of all
                                       dividends and distributions and
                                       complete redemption of the
                                       hypothetical investment at the end
                                       of the measuring period.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity and Bond Funds may be purchased and redeemed on days when the New York Stock Exchange (the "NYSE") is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Money Funds may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the "Federal Reserve") are open for business. The Funds reserve the right to open for business on days that the NYSE is closed but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds (other than the Small Cap Value
Fund) subject to the satisfaction of enhanced due diligence. The Small Cap Value Fund does not accept investments by non-U.S. persons.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your "Authorized Institution") will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of:

(1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION

The Prospectuses of the Funds and this SAI do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


In 2000, the Board of Trustees approved a change in the Trust's fiscal year-end from October 31, to September 30. Audited financial statements for the Funds contained in the Annual Reports to Shareholders of the Funds for the fiscal year ending September 30, 2007, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of KPMG as experts in accounting and auditing.

Audited financial statements for the RCB Predecessor Fund contained in the Annual Report to Shareholders of the RCB Predecessor Fund for the fiscal periods ending September 30, 2001 and June 30, 2001, are available on request and are incorporated herein by reference.

                  APPENDIX A - RATINGS OF INVESTMENT SECURITIES



Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch Ratings ("Fitch").


Standard & Poor's Rating Group


Long Term Credit Ratings

         AAA Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC Obligations rated CC are currently highly vulnerable to nonpayment.

         C The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

         D Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.


Short Term Credit Ratings

         An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.


         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.


         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B-1 Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

         B-2 Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

         B-3 Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

         C This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.


         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.


Long-Term Obligation Ratings

         Aaa Obligations which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


         A Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

         Ba Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

         B Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

         Ca Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings with some prospect of recovery of principal and interest.

         C Obligations which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.


Short Term Ratings

         Moody's short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

         P-1 Issuers (or related supporting institutions) rated Prime-1are the highest rating assigned by Moody's. Issuers must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.


         P-2 Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         P-3 Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         NP Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Long-Term Credit Ratings


         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


         AAA Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

         AA Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because obligations rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

         BB Obligations rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Obligations rated C are in imminent default in payment of interest or principal.

         RD Issuers of obligations rated RD have failed to make interest and/or principal payments (within the applicable grace period) on some material financial obligations, but continue to honor other classes of obligations.

         D Obligations rated D are in actual default of interest and/or principal payments on all of its financial obligations. Such obligations are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category, categories below CCC or short-term ratings below F-1.


Short-Term Ratings


         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

         Although the credit analysis is similar to Fitch's long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


         B Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         C High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

         D Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

                       STATEMENT OF ADDITIONAL INFORMATION

                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                      AHA SOCIALLY RESPONSIBLE EQUITY FUND



                     Class N and Institutional Class Shares

                                January 31, 2008



Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank ("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses dated January 31, 2008, which may be amended from time to time, for the AHA Limited Maturity Fixed Income Fund (the "Limited Maturity Fixed Income Fund"), the AHA Full Maturity Fixed Income Fund (the "Full Maturity Fixed Income Fund"), the AHA Balanced Fund (the "Balanced Fund"), the AHA Diversified Equity Fund (the "Diversified Equity Fund") and the AHA Socially Responsible Equity Fund (the "Socially Responsible Equity Fund").


The Limited Maturity Fixed Income Fund and the Full Maturity Fixed Income Fund are referred to herein as the "Bond Funds." The Balanced Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund are referred to herein as the "Equity Funds."
The Bond Funds and the Equity Funds are referred to herein as the "Funds."


Each of the Funds is a series of CNI Charter Funds (the "Trust"), an open-end management investment company. Audited financial statements for each of the Funds contained in the Annual Reports to Shareholders of the Funds for the fiscal year ended September 30, 2007 are incorporated herein by reference. Audited financial statements for each of the Predecessor Funds (as defined in this SAI) contained in the Annual Reports to Shareholders of each of the Predecessor Funds for the fiscal year ended June 30, 2005 and the fiscal period ended September 30, 2005 are also incorporated herein by reference.

The Large Cap Growth Equity Fund, the Large Cap Value Equity Fund, the Multi-Asset Fund, the RCB Small Cap Value Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government Money Market Fund and the California Tax Exempt Money Market Fund series of the Trust (collectively the "CNI Funds") are offered through separate Prospectuses and a separate Statement of Additional Information. Audited financial statements for each of the CNI Funds are contained in a separate Annual Report to Shareholders for the fiscal year ended September 30, 2007.

To obtain a free copy of the above-referenced Prospectuses or Annual Reports for the Funds, please call 1-800-445-1341 or visit www.ahafunds.org. To obtain a free copy of the above-referenced Prospectuses, Statement of Additional Information or Annual Reports for the CNI Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com.

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----

PREDECESSOR FUNDS.............................................................1

THE FUNDS.....................................................................1

INVESTMENT TECHNIQUES AND RISKS...............................................1


INVESTMENT RESTRICTIONS......................................................19

MANAGEMENT OF THE TRUST......................................................21

THE AHA INVESTMENT PROGRAM...................................................41

PORTFOLIO TRANSACTIONS.......................................................41

DISTRIBUTIONS AND TAXES......................................................44

SHARE PRICE CALCULATION......................................................50

DISTRIBUTION PLAN............................................................51

SHAREHOLDER SERVICES AGREEMENT...............................................53

EXPENSES 53

CODE OF ETHICS...............................................................53

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................53

PROXY VOTING.................................................................55

GENERAL INFORMATION..........................................................55

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................56

PERFORMANCE INFORMATION......................................................61

PURCHASE AND REDEMPTION OF SHARES............................................63

OTHER INFORMATION............................................................65

FINANCIAL STATEMENTS.........................................................65


APPENDIX A - RATINGS OF INVESTMENT SECURITIES...............................A-1

APPENDIX B -  PROXY VOTING POLICIES OF SUB-ADVISERS.........................B-1

                                PREDECESSOR FUNDS


Each of the Funds commenced operations on September 30, 2005, the date of the acquisition of the assets and liabilities of each corresponding series (each a "Predecessor Fund" and collectively the "Predecessor Funds") of AHA Investment Funds, Inc., a registered investment company organized on March 14, 1988 for which CCM Advisors, LLC ("CCM Advisors" or the "Investment Manager") served as investment adviser. CCM Advisors is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding Class A and Class I shares of each Predecessor Fund received Class A and Institutional Class shares, as applicable, of the corresponding Fund. Each Fund has the same investment objective, policies and strategies as the corresponding Predecessor Fund. As compared to the Funds, the Predecessor Funds had a different board of directors and some different service providers. In addition, the Predecessor Funds' fiscal year ended June 30, while the Funds' fiscal year ends September 30. Each Fund is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.


                                    THE FUNDS


CCM Advisors serves as investment adviser to the Funds. As the investment adviser, CCM Advisors allocates portions of each Fund's assets among one or more of Freeman Associates Investment Management LLC ("Freeman"), The Patterson Capital Corporation ("Patterson"), Robert W. Baird & Co. Incorporated ("Baird"), SKBA Capital Management, LLC ("SKBA"), City National Asset Management, Inc. ("CNAM, Inc."), Boyd Watterson Asset Management LLC ("Boyd Watterson") and AMBS Investment Counsel, LLC ("AMBS") (each a "Sub-Adviser" and collectively the "Sub-Advisers") and any other sub-adviser which it may engage, subject to approval by the Trust's Board of Trustees. Each of the Sub-Advisers serves as a sub-adviser to one or more of the Funds, as described more fully below. CCM Advisors does not provide day-to-day portfolio management services to the Funds.


Effective October 17, 2007, Class A shares of the Funds were redesignated as Class N shares. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.


                         INVESTMENT TECHNIQUES AND RISKS

The Prospectuses describe the principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds' principal strategies and risks and describes non-principal strategies and risks of the Funds that an investor should also consider.

EQUITY SECURITIES

The Equity Funds will invest in equity securities as a principal investment strategy. The Bond Funds may invest in preferred stock as a non-principal investment strategy. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests may cause the net asset value of the Fund to fluctuate.

Investments in mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock and may be held by the Equity or Bond Funds. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

CONVERTIBLE SECURITIES AND WARRANTS

The Balanced Fund may invest in convertible securities as a principal investment strategy and in warrants as a non-principal investment strategy. The other Equity Funds may invest in convertible securities and warrants as a non-principal investment strategy. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). No Equity Fund may invest more than 5% of the value of the Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.

FIXED INCOME SECURITIES

The Bond Funds and the Balanced Fund will (as a principal investment strategy), and the Diversified Equity Fund and the Socially Responsible Equity Fund may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds' fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to these Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds' current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market's perception of its creditworthiness, and in the rating of any fixed income security by recognized rating agencies also affect the market value of that issuer's debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds' net asset values. See attached Appendix A for a discussion of fixed income ratings.

These Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

Corporate Bonds. The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Variable and Floating Rate Instruments. The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Variable Rate Demand Notes. The Bond Funds may invest in variable rate demand notes ("VRDNs") as a non-principal investment strategy. VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, each Fund may invest in such VRDNs, the issuers or underlying institutions of which the relevant Sub-Adviser believes are creditworthy and satisfy the quality requirements of the Funds. The Sub-Adviser periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Zero Coupon Bonds. The Bond Funds may as a non-principal investment strategy invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The "original issue discount" on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. It is not anticipated that any Fund will invest more than 5% of its assets in zero coupon securities during the next year.

Risks Associated with Low Grade High Yield Debt. Lower rated securities are defined as securities below the fourth highest rating category by a nationally recognized statistical rating organization

("NRSRO"), as discussed in Appendix A attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, each Sub-Adviser will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, it could be more difficult to sell these securities or they may be able to be sold only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in U.S. Government agency obligations. Various agencies of the U.S. Government issue or guarantee obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Export/Import Bank of the United States, Farmers Home Administration, Federal

Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued or guaranteed by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), while others are supported by the right of the issuer to borrow from the U.S. Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

ILLIQUID SECURITIES

The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the relevant Sub-Adviser pursuant to guidelines approved by the Board. The Sub-Adviser will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. Each Fund may invest up to 10% of the value of its net assets, measured at the time of investment, in illiquid securities. Under the Funds' policies, securities available for purchase and sale in accordance with Rule 144A under the 1933 Act are treated as restricted securities for the purposes of the limitation set forth above.

MORTGAGE-RELATED SECURITIES AND DERIVATIVE SECURITIES


The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

If a Fund purchases mortgage-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.


Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable "lives" largely due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities - GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities - FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Mortgage-Related Securities - FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and "CMOs" collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs ("PAC Bonds") are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile. It is expected that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund's total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund's total assets.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


The values of derivative securities known as "floaters" and "inverse floaters" vary in response to interest rates. These securities may be illiquid and their values may be very volatile.


Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by each Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the relevant Sub-Adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

ASSET-BACKED SECURITIES

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund's portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

FOREIGN SECURITIES

The Balanced Fund may invest in U.S. dollar-denominated foreign securities as a principal investment strategy. Each of the other Funds may invest in U.S. dollar-denominated foreign securities as a non-principal investment strategy. These investments may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Each Fund may invest up to 15% of its total assets, at the time of purchase, in securities of non-U.S. companies. Each Fund may invest in securities of certain Canadian issuers and securities purchased by means of sponsored ADRs in an amount not to exceed 15% of the Fund's total assets at the time of purchase, although it currently does not intend to do so.

FUTURES AND OPTIONS ON FUTURES

Each of the Funds may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Funds may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as "marked to market"). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

INVESTMENT COMPANY SHARES


Each of the Funds may invest in shares of other investment companies as a non-principal investment strategy, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company and the Fund complies with certain additional restrictions. This restriction may not apply to the Fund's investments in money market mutual funds, if the Fund's investments fall within the exceptions set forth under SEC rules.


REITS

The Equity Funds may invest in real estate investment trusts ("REITs") as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act").

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES

Each Fund may as a non-principal investment strategy purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. The Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased. The Funds may enter into such option transactions only as part of a hedging strategy.


Each of the Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of the Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.


Each of the Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although the Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of the Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' option orders.

REPURCHASE AGREEMENTS

The Bond Funds may as a non-principal investment strategy enter into repurchase agreements involving the types of securities which are eligible for purchase by those Funds. However, it is expected that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Fund will follow procedures designed to minimize such risks. The value of the collateral underlying the repurchase agreement, which will be held by the Fund's custodian in a segregated account on behalf of a Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is anticipated that each Fund, as a policy, will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the relevant Sub-Adviser, liquidity or other considerations warrant.

LENDING OF PORTFOLIO SECURITIES


Each of the Funds may lend its portfolio securities in order to generate additional income as a non-principal investment strategy. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will have the ability to recall securities in order to exercise voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the relevant Sub-Adviser to be creditworthy, and when, in the judgment of the Sub-Adviser, the income which can be earned currently from such loans justifies the attendant risk.


HIGHLY LIQUID INVESTMENTS


Each Fund may invest in cash and cash equivalents as a non-principal investment strategy. The Funds may invest in bank notes, bankers' acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a "CD") is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.


COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

Each Fund may invest in commercial paper as a non-principal investment strategy. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Funds' portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the relevant Sub-Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Asset-Backed Commercial Paper. Each Fund may invest a portion of its assets in asset-backed commercial paper. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

Each Fund intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Section 4(2) Commercial Paper. The Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices. To the extent that a Sub-Adviser, pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund's percentage limit on illiquid securities investment.


Tax Exempt Commercial Paper. Each Fund may invest in tax-exempt commercial paper as a non-principal investment strategy. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

WHEN-ISSUED SECURITIES

The Bond Funds may invest in when-issued securities as a non-principal investment strategy. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the relevant Sub-Adviser deems it appropriate to do so. Because a Fund's liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Sub-Adviser expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund's total assets absent unusual market conditions.

BORROWING POLICY

The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 10% of its total assets. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will borrow for leverage purposes or purchase securities or make investments while borrowings exceed 5% of its total assets. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES


Except as otherwise indicated, the following investment limitations are fundamental policies of the Funds and may not be changed without shareholder approval.


No Fund may:

1. Issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2. Purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4. Purchase the securities (other than Government Securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities, except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5. Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6. Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

7. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8. Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10. Invest more than 5% of the value of a Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the goal of each Fund as set forth in the Prospectuses are fundamental policies of the Funds and may not be changed without shareholder approval. Although the Fundamental Policies permit the Funds to enter into reverse repurchase agreements, the Funds do not do so. Up to 1/3 of a Fund's assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES


The following policies are non-fundamental and may be changed by the Board without a vote of Fund shareholders.


No Fund may:

1. Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2. Invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Invest, under normal circumstances, less than 80% of the value of its net assets in a particular type of investment that is suggested by the Fund's name. A Fund will notify its shareholders at least 60 days prior to any change in such policy.


4. Purchase the stock or bonds of companies identified by the Tobacco Information Service of the Investor Research Responsibility Center (the "IRRC"), a Washington, D.C.-based unit of Institutional Shareholder Services. This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by the IRRC as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

5. Borrow money in an amount exceeding 10% of its total assets. A Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.


Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 10% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such securities so that the limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.


                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CCM Advisors, the investment adviser to the Funds, with CNAM, Inc., the investment adviser to the CNI Funds, or with their affiliates are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor. None of the Trustees other than Vernon C. Kozlen is an "interested person" of the Trust, as defined in the 1940 Act (each, an "Independent Trustee," and collectively, the "Independent Trustees").

                              INDEPENDENT TRUSTEES

------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
Name                      Position     Term of      Principal Occupation for   Number of        Other Directorships Held
Address                   with the     Office*      the                        Portfolios in    by Trustee
Age                       Trust        and Length   Past Five Years            Fund Complex
                                       of Time                                 Overseen by
                                       Served                                  Trustee
------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
Irwin G. Barnet, Esq.     Trustee      Since 1999   Attorney and partner, Reed 16               None
Reed Smith LLP                                      Smith LLP, a law firm
1901 Avenue of the                                  (2003-present).  Attorney
Stars, #700                                         and principal, Crosby,
Los Angeles,                                        Heafey, Roach & May P.C.,
California  90067                                   a law firm (2000-2002 ).
Age: 69                                             Attorney and principal,
                                                    Sanders, Barnet, Goldman,
                                                    Simons & Mosk, a law firm
                                                    (1980-2000).
------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
Victor Meschures**        Trustee      Since 1999   Certified Public           16               None
Meschures, Campeas,                                 Accountant, Meschures,
Thompson, Snyder and                                Campeas, Thompson,
Pariser, LLP                                        Snyder and Pariser, LLP,
8383 Wilshire                                       an accounting firm
Boulevard, Suite 500                                (1964-present).
Beverly Hills, CA 90211
Age: 69
------------------------- ------------ ------------ -------------------------- ---------------- --------------------------


------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
Name                      Position     Term of      Principal Occupation for   Number of        Other Directorships Held
Address                   with the     Office*      the                        Portfolios in    by Trustee
Age                       Trust        and Length   Past Five Years            Fund Complex
                                       of Time                                 Overseen by
                                       Served                                  Trustee
------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
William R. Sweet          Trustee      Since 1999   Retired. Executive Vice    16               None
81 Mt. Tiburon Road                                 President, Union Bank of
Tiburon, California                                 California (1985-1996).
94920
Age: 70
------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
James Wolford***          Trustee      Since 1999   Chief Financial Officer,   16               None
CNI Charter Funds                                   Bixby Land Company, a
400 North Roxbury Drive                             real estate company
Beverly Hills,                                      (2004-present). Regional
California 90210                                    Financial Officer,
Age: 53                                             AIMCO, a real estate
                                                    investment trust (2004).
                                                    Chief Financial Officer,
                                                    DBM Group, a direct mail
                                                    marketing company
                                                    (2001-2004). Senior Vice
                                                    President and Chief
                                                    Operating Officer,
                                                    Forecast Commercial Real
                                                    Estate Service, Inc.
                                                    (2000-2001). Senior Vice
                                                    President and Chief
                                                    Financial Officer, Bixby
                                                    Ranch Company
                                                    (1985-2000).


------------------------- ------------ ------------ -------------------------- ---------------- --------------------------

* Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.


** Meschures, Campeas, Thompson, Snyder and Pariser, LLP ("MCTSP"), of which Mr. Meschures is a senior partner, has a $200,000 outstanding line of credit with CNB which expires in 2008. Any outstanding balance bears interest at the prime rate. The partners of MCTSP, including Mr. Meschures, have formed an investment partnership which has a $300,000 outstanding line of credit with CNB at an interest rate of 1.0% less than the prime rate which expires in 2008. No balances are outstanding under either line of credit as of November 20, 2007. The other Independent Trustees have determined that Mr. Meschures should continue to be classified as a trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, because CNB's loans to MCTSP and the investment partnership were made in the ordinary course of business.

*** Bixby Land Company, of which Mr. Wolford is the Chief Financial Officer, currently has a $40 million revolving line of credit with CNB at an interest rate of 0.75% less than the prime rate, which expires in June 2007. The Company's outstanding balance was $11.0 million as of April 13, 2007. In addition the Company has an $80 million unsecured and one-time revolving acquisition facility priced at 0.75% less than the prime rate, which has a maturity date of August 8, 2009. There was no outstanding balance on this line as of April 13, 2007. The Company also has a $10 million loan at an interest rate of 5.84% from CNB secured by an office building located in San Diego, which expires in 2012, and a $6.46 million construction loan at an interest rate of 0.50% less than the prime rate, with an outstanding balance of $6.3 million as of April 13, 2007. The loan is to finance the construction of an industrial building in Redlands, California, and is due September 2007. The Company also has a $17.3 million construction loan at an interest rate of 0.50% less than the prime rate to finance construction of another industrial building in Redlands, California. The loan matures in August 2009, and the balance on the loan at April 13, 2007 was $12.3 million. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, because CNB's existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

                               INTERESTED TRUSTEE

------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
Name                      Position     Term of      Principal Occupation for   Number of        Other Directorships Held
Address                   with the     Office*      the                        Portfolios in    by Trustee
Age                       Trust        and Length   Past Five Years            Fund Complex
                                       of Time                                 Overseen by
                                       Served                                  Trustee
------------------------- ------------ ------------ -------------------------- ---------------- --------------------------
Vernon C. Kozlen**        Trustee      Since May    President and Chief        16               None
CNI Charter Funds                      2007         Executive Officer, CNI
400 N. Roxbury Drive                                Charter Funds
Beverly Hills, CA                                   (2000-2007).  Executive
90210                                               Vice President and
Age: 64                                             Director of Asset
                                                    Management Development,
                                                    CNB (1996-2007).
                                                    Director, Reed, Conner &
                                                    Birdwell LLC
                                                    (2000-2007), and
                                                    Convergent Capital
                                                    Management, LLC
                                                    (2003-2007). Chairman of
                                                    the Board, CNAM, Inc.
                                                    (2001-2005). Chairman of
                                                    the Board, City National
                                                    Securities, Inc.
                                                    (1999-2005).  Director,
                                                    CNAM, Inc. (2001-2006),
                                                    and City National
                                                    Securities, Inc.
                                                    (1999-2006).


------------------------- ------------ ------------ -------------------------- ---------------- --------------------------


* Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

** Mr. Kozlen is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his position with CNB, the parent company of CNAM, Inc., until March 2007.


                                    OFFICERS

--------------------------- -------------------- ------------------- ---------------------------------------------------
Name                        Position with the    Term of Office*     Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served
--------------------------- -------------------- ------------------- ---------------------------------------------------
Timothy D. Barto            Vice President       Since 2000          Attorney, Vice President and Assistant Secretary
SEI Investments             and Assistant                            of SEI Investments (1999- Present). Vice
One Freedom Valley Drive    Secretary                                President and Assistant Secretary of
Oaks, Pennsylvania  19456                                            Administrator (1999-Present). Officer of various
Age: 39                                                              investment companies administered by
                                                                     Administrator (1999-2004). Assistant Secretary of
                                                                     the Distributor (2003-2004). Vice President of
                                                                     the Distributor (1999-2004).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Eric Kleinschmidt           Controller and       Since 2005          Director of Fund Accounting, SEI Investments
SEI Investments             Chief Operating                          (2004-Present).  Manager of Fund Accounting, SEI
One Freedom Valley Drive    Officer                                  Investments (1999-2004).
Oaks, Pennsylvania  19456
Age: 39

--------------------------- -------------------- ------------------- ---------------------------------------------------
Richard D. Byrd             President and        Since May 2007      Executive Vice President, CNB (2005-Present).
City National Bank          Chief Executive                          Chairman of the Board, City National Securities,
400 N. Roxbury Drive        Officer                                  Inc. (2005-Present).  Executive Vice President,
Beverly Hills, CA  90210                                             Wells Fargo Bank (1997-2005).
Age: 47

--------------------------- -------------------- ------------------- ---------------------------------------------------


--------------------------- -------------------- ------------------- ---------------------------------------------------
Name                        Position with the    Term of Office*     Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served
--------------------------- -------------------- ------------------- ---------------------------------------------------
Valerie Y. Lewis            Vice President and   Since 2005          Chief Compliance Officer, CNAM, Inc. (August,
City National Bank          Chief Compliance                         2005- present). Fund Boards Specialist -
400 N. Roxbury Drive        Officer                                  Assistant Secretary, Capital Research and
Beverly Hills, CA  90210                                             Management Company and Capital International,
Age: 51                                                              Inc. (1999-2005).

--------------------------- -------------------- ------------------- ---------------------------------------------------
James Ndiaye                Vice President       Since 2005          Attorney, SEI Investments Company (2004-present).
SEI Investments             and Assistant                            Vice President, Deutsche Asset Management
One Freedom Valley Drive    Secretary                                (2003-2004). Associate, Morgan Lewis & Bockius
Oaks, Pennsylvania  19456                                            LLP (2000-2003). Assistant Vice President, ING
Age: 39                                                              Variable Annuities Group (1999-2000).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Michael T. Pang             Vice President &     Since 2005          Attorney, SEI Investments Company (2005-present).
SEI Investments             Assistant                                Counsel, Caledonian Bank & Trust's Mutual Funds
One Freedom Valley Drive    Secretary                                Group (2004-2005).  Counsel, Permal Asset
Oaks, Pennsylvania  19456                                            Management (2001-2004).  Associate, Schulte, Roth
Age: 35                                                              & Zabel's Investment Management Group
                                                                     (2000-2001).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Rodney J. Olea              Vice President       Since 2000          Senior Vice President, CNAM, Inc. (2001-present).
City National Bank                                                   Senior Vice President and Director of Fixed
400 N. Roxbury Drive                                                 Income, CNB (1994-present).
Beverly Hills, CA  90210
Age: 42

--------------------------- -------------------- ------------------- ---------------------------------------------------
Sofia A. Rosala             Vice President       Since 2004          Vice President and Assistant Secretary, SEI
SEI Investments             and Secretary                            Investments Fund Management (2005-present).
One Freedom Valley Drive                                             Compliance Officer of SEI Investments
Oaks, Pennsylvania  19456                                            (2001-2004). Account and Product Consultant, SEI
Age: 33                                                              Private Trust Company (1998-2001).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Timothy G. Solberg          Vice President       Since 2005          Managing Director and Chief Investment Officer,
CCM Advisors, LLC           and Assistant                            CCM Advisors (2001-present);  Director of
190 S. LaSalle Street       Secretary                                Marketing and Client Services, Hewitt Investment
Suite 2800                                                           Group, a Division of Hewitt Associates LLC
Chicago, IL  60603                                                   (1989-2001).
Age: 54

--------------------------- -------------------- ------------------- ---------------------------------------------------
Susan S. Rudzinski          Vice President       Since May 2007      Compliance Director, Convergent Capital
CCM Advisors, LLC                                                    Management, LLC (2006-present); Self-employed
190 S. LaSalle Street                                                Investment Advisory Compliance and Operations
Suite 2800                                                           Consultant (2005-2006); Manager, Affiliate
Chicago, IL  60603                                                   Contracts, The Burridge Group LLC (2003-2004)
Age: 44

--------------------------- -------------------- ------------------- ---------------------------------------------------
Richard A. Weiss            Vice President       Since 2000          President, CNAM, Inc. (2001-present). Executive
City National Bank          and Assistant                            Vice President and Chief Investment Officer, CNB
400 N. Roxbury Drive        Secretary                                (1999-present). Director, City National
Beverly Hills, CA  90210                                             Securities (April 2003-present).  Executive Vice
Age: 47                                                              President and Chief Investment Officer. Sanwa
                                                                     Bank California (1994-1999).

--------------------------- -------------------- ------------------- ---------------------------------------------------

* Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.


THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES


The Board has an Audit Committee, comprised solely of Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust's independent public registered accounting firm, approves all auditing and other services provided to the Trust by its independent public registered accounting firm, and reviews with the independent public registered accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. During the fiscal year ended September 30, 2007, the Audit Committee held three meetings. The Board has designated William R. Sweet and James Wolford as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

The Board has a Nominating Committee, comprised solely of persons who are not considered "interested persons" of the Trust within the meaning of the 1940 Act. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee met once during the fiscal year ended September 30, 2007.


The Board has adopted the following procedures by which shareholders may recommend nominees to the Trust's Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES


The following table sets forth the dollar range of equity securities of the series of the Trust (including series not included in this SAI) beneficially owned by each Trustee as of December 31, 2007.

------------------------------------- ------------------------------------- ---------------------------------
Name of Trustee                       Dollar Range of Equity Securities     Aggregate Dollar Range of
                                      in each Fund                          Equity Securities in All
                                                                            Registered Investment Companies
                                                                            Overseen by Trustee in Family
                                                                            of Investment Companies

------------------------------------- ------------------------------------- ---------------------------------
Irwin G. Barnet                       Government Money Fund                 Over $100,000
                                      $50,001 - $100,000

                                      Prime Money Fund
                                      $50,001 - $100,000

------------------------------------- ------------------------------------- ---------------------------------
Victor Meschures                      None                                  None

------------------------------------- ------------------------------------- ---------------------------------
William R. Sweet                      Large Cap Growth Equity Fund          $10,001 - $50,000
                                      $1 - $10,000
                                      Large Cap Value Equity Fund
                                      $1 - $10,000
                                      RCB Small Cap Value Equity Fund
                                      $1 - $10,000

------------------------------------- ------------------------------------- ---------------------------------

James Wolford                         None                                  None

------------------------------------- ------------------------------------- ---------------------------------


COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ending September 30, 2007.


-------------------------- ----------------------- ----------------------- ------------------ --------------------------
     Name of Trustee             Aggregate         Pension or Retirement   Estimated Annual    Total Compensation From
                             Compensation from      Benefits Accrued As      Benefits Upon       Registrant and Fund
                                 Registrant            Part of Funds'         Retirement      Complex Paid to Trustees
                                                          Expenses
-------------------------- ----------------------- ----------------------- ------------------ --------------------------
Irwin G. Barnet                   $50,000                   N/A                   N/A                  $50,000
-------------------------- ----------------------- ----------------------- ------------------ --------------------------

Victor Meschures                  $44,000                   N/A                   N/A                  $44,000
-------------------------- ----------------------- ----------------------- ------------------ --------------------------

William R. Sweet                  $46,500                   N/A                   N/A                  $46,500
-------------------------- ----------------------- ----------------------- ------------------ --------------------------

-------------------------- ----------------------- ----------------------- ------------------ --------------------------
James Wolford                     $44,000                   N/A                   N/A                  $44,000
-------------------------- ----------------------- ----------------------- ------------------ --------------------------


INVESTMENT MANAGER

CCM Advisors serves as the investment adviser for each Fund pursuant to an Investment Management Agreement between CCM Advisors and the Trust dated as of October 1, 2005 (the "Management Agreement"). CCM Advisors is a wholly-owned subsidiary of Convergent Capital Management LLC, which, in turn, is majority-owned by City National Corporation, a New York Stock Exchange listed company.

Under the Management Agreement, and subject to the supervision of, and policies established by, the Board of Trustees, CCM Advisors retains, recommends employment and termination of, and monitors the performance of sub-advisers in managing the investment portfolios of the Funds and provides other services necessary to the operation of the Funds. In accordance with an exemptive order obtained by the Trust from the U.S. Securities and Exchange Commission ("SEC"), the Investment Manager may from time to time with the approval of the Trust's Board of Trustees hire or terminate unaffiliated sub-advisers according to certain procedures without soliciting shareholder approval.


The Management Agreement with respect to each Fund is in effect for a two-year term from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days' notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).


The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Funds in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

In return for its services, each Fund pays a management fee to CCM Advisors for serving as its investment adviser. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the annual investment advisory fees paid by each Fund to CCM
Advisors:


                  Limited Maturity Fixed Income Fund                   0.50%
                  Full Maturity Fixed Income Fund                      0.50%
                  Balanced Fund                                        0.75%
                  Diversified Equity Fund                              0.75%
                  Socially Responsible Equity Fund                     0.75%

For the years ended September 30, 2007 and September 30, 2006, the Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager's investment management fees were allocated among the classes of the Fund according to the relative net asset values of the classes.

    ----------------------------------------- ----------------------------------------- --------------------------------------------
    Fund                                           Year ended September 30, 2007               Year ended September 30, 2006
    ----------------------------------------- ------------------ ---------------------- --------------------- ----------------------
                                                  Fees Paid       Net Fees (Waived)/         Fees Paid         Net Fees (Waived)/
                                                                       Recovered                                    Recovered
    ----------------------------------------- ------------------ ---------------------- --------------------- ----------------------
    Limited Maturity Fixed Income Fund            $215,840             ($2,696)               $240,191             ($135,833)
    ----------------------------------------- ------------------ ---------------------- --------------------- ----------------------
    Full Maturity Fixed Income Fund               $205,944              $23,963               $138,810              ($14,681)
    ----------------------------------------- ------------------ ---------------------- --------------------- ----------------------
    Balanced Fund                                 $127,759               $599                 $116,279              ($17,738)
    ----------------------------------------- ------------------ ---------------------- --------------------- ----------------------
    Diversified Equity Fund                       $878,241              $46,462               $701,454              ($70,713)
    ----------------------------------------- ------------------ ---------------------- --------------------- ----------------------
    Socially Responsible Equity Fund              $372,635             ($27,961)              $170,162              ($16,479)

For the fiscal period July 1, 2005 through September 30, 2005 and the fiscal years ended June 30, 2005, the Predecessor Funds paid the Investment Manager the following investment management fees and the Investment Manager waived or recovered previously waived amounts as indicated. For each Predecessor Fund, the Investment Manager's investment management fees were allocated among the classes of the Predecessor Fund according to the relative net asset values of the classes. Information presented for the Predecessor Fund to the Socially Responsible Equity Fund is from the commencement of the Predecessor Fund's operations on January 1, 2005.

-------------------------------------------------- ----------------------------------- --------------
Fund                                                 July 1, 2005 - Sept. 30, 2005         2005

-------------------------------------------------- -----------------------------------
                                                     Fees Paid        Fees (Waived)/     Fees Paid*
                                                                        Recovered
-------------------------------------------------- ----------------- ----------------- --------------
Limited Maturity Fixed Income Fund                     $160,017          ($6,394)        $722,416
-------------------------------------------------- ----------------- ----------------- --------------
Full Maturity Fixed Income Fund                        $40,365           $13,582         $152,675
-------------------------------------------------- ----------------- ----------------- --------------
Balanced Fund                                          $34,735           ($5,229)        $119,948
-------------------------------------------------- ----------------- ----------------- --------------
Diversified Equity Fund                                $176,172          $10,332         $620,379
-------------------------------------------------- ----------------- ----------------- --------------
Socially Responsible Equity Fund                       $40,482           ($4,590)         $56,111
-------------------------------------------------- ----------------- ----------------- --------------


* These amounts do not include amounts waived or amounts of previously waived fees recovered.


CCM Advisors is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement, including payment of all Sub-Advisers. CCM Advisors provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. CCM Advisors also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment.

The Management Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by CCM Advisors as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent

Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

CCM Advisors has contractually agreed to reduce its investment management fees to the extent that ordinary operating expenses of the Funds exceed the following expense ratios (the "Expense Caps"):

                                                                              Expense Level
                                                                  (as a % of average daily net assets)
                                                                  ------------------------------------
Fund                                                               Class N               Institutional Class
----                                                               -------               -------------------
Limited Maturity Fixed Income Fund                                  1.25%                       1.00%
Full Maturity Fixed Income Fund                                     1.25%                       1.00%
Balanced Fund                                                        N/A                        1.00%
Diversified Equity Fund                                             1.50%                       1.25%
Socially Responsible Equity Fund                                    1.50%                       1.25%


The Funds may terminate this undertaking at any time upon 60 days' notice, and the agreement automatically terminates upon the termination of the Management Agreement. Under the terms of the agreement (the "Expense Limitation Agreement"), any Fund expenses waived or reimbursed by the Investment Manager may be recovered by the Investment Manager to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. The Investment Manager intends to seek potential recovery of such amounts for a period of three years from the fiscal year in which such amounts were waived or reimbursed, subject to various conditions described below. The Investment Manager generally will seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.

The Investment Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.


In approving the reorganization of each Predecessor Fund into corresponding series of the Trust (the "Reorganization"), the Board of Directors of AHA Investment Funds, Inc. requested, and CCM Advisors agreed, that until September 30, 2006, CCM Advisors waive its fees, and/or reimburse expenses to the extent necessary to keep the Funds' total operating expenses at the Predecessor Funds' then-current levels (the "Temporary Expense Caps"), as set forth below, to insure that the Fund shareholders would not absorb the cost of the Reorganization in the first year after the Reorganization.

                                                                              Expense Level
                                                                  (as a % of average daily net assets)
                                                                  ------------------------------------
Fund                                                               Class N               Institutional Class
----                                                               -------               -------------------
Limited Maturity Fixed Income Fund                                  1.00%                       0.75%
Full Maturity Fixed Income Fund                                     1.05%                       0.80%
Balanced Fund                                                        N/A                        1.00%
Diversified Equity Fund                                             1.26%                       1.01%
Socially Responsible Equity Fund                                    1.29%                       1.04%



For the fiscal year ended September 30, 2007, CCM Advisors recaptured fees it had previously waived in the following amounts: Limited Maturity Fixed Income
Fund: $244; Full Maturity Fixed Income Fund: $24,044; Balanced Fund: $1,052; and Diversified Equity Fund: $47,927.

Under an arrangement with the Predecessor Funds similar to the Expense Limitation Agreement, CCM Advisors paid certain excess operating expenses of the Predecessor Funds. The right to seek reimbursement of such excess operating expenses carried over to the shares of the Funds after the Reorganization. As of September 30, 2007, fees waived by CCM Advisors and subject to reimbursement with respect to each Predecessor Fund are as listed below:

--------------------------------------------------- --------------------------
Limited Maturity Fixed Income Fund                          $154,000
--------------------------------------------------- --------------------------
Balanced Fund                                                $51,000
--------------------------------------------------- --------------------------
Diversified Equity Fund                                      $25,000
--------------------------------------------------- --------------------------
Socially Responsible Equity Fund                             $51,000
--------------------------------------------------- --------------------------



Approval of Management Agreement


A summary of the Board's considerations associated with the approval of the renewal of the Management Agreement is included in the Funds' Annual Report for the year ended September 30, 2007.


SUB-ADVISERS


Each of the following organizations presently serves as a sub-adviser of the indicated Fund(s) pursuant to a sub-advisory agreement (collectively, the "Sub-Advisory Agreements") with the Investment Manager:

                                                                                                  Percentage of
                                                                                                  Fund Managed as
Fund                                       Sub-Adviser(s)                                         of 9/30/2007
----                                       --------------                                           ----------
Limited Maturity Fixed Income Fund         The Patterson Capital Corporation                            45.8%
                                           CNAM, Inc.                                                   54.2%
Full Maturity Fixed Income Fund            Robert W. Baird & Co. Incorporated                           49.9%
                                           Boyd Watterson Asset Management LLC                          50.1%


                                                                                                  Percentage of
                                                                                                  Fund Managed as
Fund                                       Sub-Adviser(s)                                         of 9/30/2007
----                                       --------------                                           ----------
Balanced Fund                              Robert W. Baird & Co. Incorporated                           37.7%
                                           Freeman Associates Investment Management LLC                 62.3%

Diversified Equity Fund                    AMBS Investment Counsel, LLC                                 25.6%
                                           SKBA Capital Management, LLC                                 48.8%
                                           Freeman Associates Investment Management LLC
                                                                                                        25.6%
Socially Responsible Equity Fund           SKBA Capital Management, LLC                                 100%



Cambiar Investors, LLC ("Cambiar") served as sub-adviser to portions of the Balanced Fund and Diversified Equity Fund until September 30, 2006. On October 1, 2006, Freeman assumed management of the portion of the Balanced Fund, and AMBS and SKBA assumed management of the portion of the Diversified Equity Fund, previously managed by Cambiar.

CCM Advisors is responsible for allocating the assets among the Sub-Advisers. The Sub-Advisers manage the investments of each Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.


CCM Advisors pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. CCM Advisors paid the following sub-advisory fees on behalf of each Fund for the years ended September 30, 2007 and September 30, 2006, and on behalf of each Predecessor Fund for the fiscal period July 1, 2005 through September 30, 2005 and the fiscal year ended June 30, 2005.

                                       Year ended            Year ended          July 1, 2005 -      Year ended June
                                       -----------           -----------         ---------------     ---------------
       Fund/Predecessor Fund          Sept. 30, 2007        Sept. 30, 2006        Sept. 30, 2005         30, 2005
       ---------------------          --------------        --------------        --------------         --------
  Limited Maturity Fixed Income          $65,525               $112,779              $47,681             $223,111
  Fund
  Full Maturity Fixed Income Fund        $63,681               $52,054               $14,019              $52,992
  Balanced Fund                          $41,124               $38,809                $9,898              $37,074
  Diversified Equity Fund                $304,079              $257,488              $58,209             $207,316
  Socially Responsible Equity            $133,540              $62,229               $13,384              $15,654
  Fund*



*The Socially Responsible Equity Fund commenced operations on January 1, 2005.


Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days' written notice by either party.

Approval of Sub-Advisory Agreements


A summary of the Board's considerations associated with the approval of the renewal of the Sub-Advisory Agreements with each of Freeman, Patterson, Baird, CNAM, Inc. and SKBA (with respect to the Socially Responsible Equity Fund only) is included in the Funds' Annual Report for the year ended September 30, 2007. A summary of the Board's considerations in connection with approval of the Boyd Watterson Sub-Advisory Agreement is included in the Funds' Semi-Annual Report dated March 31, 2006, and a summary of the Board's considerations in connection with the approval of a new sub-advisory agreement with Boyd Watterson in connection with a change of control of Boyd Watterson will be included in the Funds' Semi-Annual Report dated March 31, 2008. A summary of the Board's considerations in connection with approval of the Sub-Advisory Agreements with AMBS and SKBA (with respect to the Diversified Equity Fund) is included in the Funds' Annual Report dated September 30, 2006.


PORTFOLIO MANAGERS


Information regarding each of the Sub-Advisers is contained in the Prospectuses under "Management of the Funds." Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund's portfolio (a "portfolio manager"), as identified in the Prospectuses: (i) accounts managed by the portfolio manager, (ii) a description of the portfolio manager's compensation structure and (iii) the dollar range of the portfolio manager's investments in each Fund. All information provided below is as of September 30, 2007 except as otherwise indicated.


Limited Maturity Fixed Income Fund

The Limited Maturity Fixed Income Fund is managed by Patterson and CNAM, Inc.. The individuals with primary responsibility for managing portions of the Limited Maturity Fixed Income Fund are Jean M. Clark, Gregory W. Welch and Joseph B. Patterson of Patterson and Rodney J. Olea, William C. Miller, Jr., Paul C. Single and Robert Harder of CNAM, Inc.

Patterson Portfolio Managers. Ms. Clark and Messrs. Welch and Patterson managed the following accounts (including Patterson's portion of the Limited Maturity Fixed Income Fund):

                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------                 ---               -----------------------
Registered Investment                   1                $20
Companies:                                                                       0                          $0
Other Pooled Investment
Vehicles:                               0                $0                      0                          $0
Other Accounts:                         23             $1,669                    0                          $0



Compensation for Ms. Clark and Messrs. Welch and Patterson consists of a fixed cash salary and participation in a 401(k) plan which is provided to all qualified employees. Patterson provides a 50% matching contribution for employee directed contributions. A profit sharing plan is available and is offered based upon service to the firm, seniority and tenure. Discretionary cash bonuses may be awarded from time to time based upon overall job performance and contribution to the firm. Compensation is not related in any way to type of accounts or products managed.

None of Ms. Clark and Messrs. Welch and Patterson own any shares of the Funds.

CNAM, Inc. Portfolio Managers. Mr. Olea managed the following accounts (including CNAM, Inc.'s portion of the Limited Maturity Fixed Income Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------                 ---               -----------------------
Registered Investment                   7              $5,721
Companies:                                                                       0                          $0
Other Pooled Investment                 0                $0
Vehicles:                                                                        0                          $0
Other Accounts:                         46              $340                     0                          $0



Mr. Miller managed the following accounts (including CNAM, Inc.'s portion of the Limited Maturity Fixed Income Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------                 ---               -----------------------
Registered Investment                   5              $5,632
Companies:                                                                       0                          $0
Other Pooled Investment                 0                $0
Vehicles:                                                                        0                          $0
Other Accounts:                         68              $550                     0                          $0



Mr. Single managed the following accounts (including CNAM, Inc.'s portion of the Limited Maturity Fixed Income Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------                 ---               -----------------------
Registered Investment                   4              $5,600
Companies:                                                                       0                          $0
Other Pooled Investment                 0                $0
Vehicles:                                                                        0                          $0
Other Accounts:                         57              $234                     0                          $0



Mr. Harder managed the following accounts (including CNAM, Inc.'s portion of the Limited Maturity Fixed Income Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------                 ---               -----------------------
Registered Investment
Companies:                              4              $5,569                    0                          $0
Other Pooled Investment
Vehicles:                               0                $0                      0                          $0
Other Accounts:                         88              $616                     0                          $0



CNAM, Inc. is a wholly-owned subsidiary of CNB. The compensation received from CNB by Messrs. Olea, Miller, Single and Harder consists of base cash salaries and annual cash bonuses based on their assigned portfolios' investment performance, their contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB's investment division's activities. Messrs. Olea, Miller, Single and Harder are also eligible to participate in CNB's stock option program which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions ("employer contributions") each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

None of Messrs. Olea, Miller, Single and Harder own any shares of the Funds.

Full Maturity Fixed Income Fund


The Full Maturity Fixed Income Fund is managed by Baird and Boyd Watterson. The individuals with responsibility for managing portions of the Full Maturity Fixed Income Fund are Gary A. Elfe and Daniel A. Tranchita of Baird and David M. Dirk and James R. Shirak of Boyd Watterson.


Baird Portfolio Managers. Messrs. Elfe and Tranchita managed the following accounts (including Baird's portions of the Balanced and Full Maturity Fixed Income Funds):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------                 ---               -----------------------
Registered Investment
Companies:                              7              $1,535                    0                          $0
Other Pooled Investment
Vehicles:                               0                $0                      0                          $0
Other Accounts:                        121            $ 12,876                   1                         $657



The compensation received from Baird by Messrs. Elfe and Tranchita consists of four components:

o A competitive fixed base cash salary that is related to similar positions at other independent investment advisory firms.

o An annual cash bonus calculated based on the performance of composites of portfolios managed by Messrs. Elfe and Tranchita relative to benchmarks tailored specifically to each composite.

o An annual cash revenue sharing award for senior management, which varies from year to year with Baird's revenues and overall profitability and is based on the recommendation of Baird's Chief Investment Officer, who considers investment performance of composites of portfolios managed by Messrs. Elfe and Tranchita relative to benchmarks tailored specifically to each composite and contributions to the portfolio management team.

o Participation in Baird's stock purchase program, which is available to persons holding officer titles of at least Vice President for at least one year who demonstrate outstanding performance, teamwork and leadership ability, and who have made significant contributions to Baird's current success and are willing to be an active participant in the firm's anticipated growth.

Neither Mr. Elfe nor Mr. Tranchita own any shares of the Funds.

Boyd Watterson Portfolio Managers. Messrs. Dirk and Shirak managed the following accounts (including Boyd Watterson's portion of the Full Maturity Fixed Income
Fund):



------------------------------ ---------------- ------------------- ----------------------- --------------------------
                                                                    # of Accounts Managed
                                    Total                                   with               Total Assets with
                               # of Accounts      Total Assets        Performance-Based        Performance-Based
      Type of Accounts             Managed          (millions)           Advisory Fee        Advisory Fee (millions)
------------------------------ ---------------- ------------------- ----------------------- --------------------------
    Registered Investment             3                $275                   0                        $0
          Companies
------------------------------ ---------------- ------------------- ----------------------- --------------------------
   Other Pooled Investment            0               $0.00                   0                        $0
          Vehicles
------------------------------ ---------------- ------------------- ----------------------- --------------------------
       Other Accounts                686              $2,462                  0                        $0
------------------------------ ---------------- ------------------- ----------------------- --------------------------

The compensation received from Boyd Watterson by Messrs. Dirk and Shirak consists of fixed annual cash salaries and annual cash bonuses which are discretionary and based on the company's profitability.

Neither Mr. Dirk nor Mr. Shirak owns any shares of the Funds.


Balanced Fund

Portions of the Balanced Fund are managed by Freeman and Baird. The individuals with primary responsibility for managing portions of the Balanced Fund are John
D. Freeman and Thomas M. Anichini of Freeman and Gary A. Elfe and Daniel A. Tranchita of Baird.

Baird Portfolio Managers. Additional information regarding Messrs. Elfe and Tranchita of Baird is set forth above under "Full Maturity Fixed Income Fund."

Freeman Portfolio Managers. Messrs. Freeman and Anichini managed the following accounts (including Freeman's portion of the Balanced Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------                 ---               -----------------------
Registered Investment
Companies:                              2                $65                     0                          $0
Other Pooled Investment
Vehicles:                               5               $777                     3                         $648
Other Accounts:                         30             $3,541                    11                       $2,531



Freeman pays its employees competitive cash compensation keyed to firm and individual performance. As a privately-owned firm, Freeman believes it is able to provide very competitive incentive compensation arrangements, which can range up to 200% of base salaries. Individual incentives include equity in the firm. Incentives are determined from profitability and individual contributions to investment performance relative to benchmarks and peer groups, which the firm believes aligns the interests of the firm with those of its clients. There is no difference between the method used to determine compensation with respect to management of the Balanced Fund and management of other accounts.

Neither Mr. Freeman nor Mr. Anichini own any shares of the Funds.

Diversified Equity Fund


Portions of the Diversified Equity Fund are managed by Allan J. Meyers, Wayne A. Titche, Barbara J. DeMoor, and John K. Koczara of AMBS; John D. Freeman and Thomas M. Anichini of Freeman; and Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck and Shelley H. Mann of SKBA.


AMBS Portfolio Managers. Messrs. Meyers, Titche and Koczara and Ms. DeMoor managed the following accounts (including AMBS' portion of the Diversified Equity Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------                 ---               -----------------------
Registered Investment
Companies:                              1                $29                     0                          $0
Other Pooled Investment
Vehicles:                               0                $0                      0                          $0
Other Accounts:                        144              $662                     0                          $0




AMBS' investment professionals, including Ms. DeMoor and Messrs. Titche, Koczara and. Meyers, receive cash compensation in the form of fixed salaries plus annual bonuses based on firm profitability. In addition, all current AMBS investment professionals have ownership in the firm and share in its revenue.


None of Messrs. Meyers, Titche and Koczara and Ms. DeMoor own any shares of the Funds.

Freeman Portfolio Managers. Additional information regarding Messrs. Freeman and Anichini is set forth above under "Balanced Fund."

SKBA Portfolio Managers. Messrs. Bischel, Kaplan, Rothe and Zuck and Ms. Mann managed the following accounts (including SKBA's portion of the Diversified Equity Fund and Socially Responsible Equity Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------                 ---               -----------------------
Registered Investment
Companies:                              2                $86                     0                          $0
Other Pooled Investment
Vehicles:                               0                $0                      0                          $0
Other Accounts:                         56              $653                     0                          $0



The senior investment professionals of SKBA, including Messrs. Kaplan, Bischel, Rothe and Zuck and Ms. Mann, receive cash compensation in the form of salary and an annual bonus that is primarily tied to the investment strategy performance (across a number of client accounts) and/or asset growth. These forms of compensation are available to all employees. In addition, each of these individuals owns an equity interest in the firm. As equity owners of SKBA, these senior investment professionals are eligible to receive cash distributions that result from improvements in the profit performance of the firm. Such distributions are not available to the non-shareholder employees of SKBA.


None of Messrs. Kaplan, Rothe, Bischel and Zuck and Ms. Mann own any shares of the Diversified Equity Fund.


Socially Responsible Equity Fund

The Socially Responsible Equity Fund is managed by Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck and Shelly H. Mann of SKBA. Additional information regarding them is set forth above under "Diversified Equity Fund."

Mr. Bischel beneficially owns shares of the Socially Responsible Equity Fund worth between $50,001 and $100,000.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund(s), and that each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund(s).

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Sub-Adviser. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, with the exception of Baird, which considers portfolio cash flow (i.e., whether cash is available considering deposits and withdrawals into various accounts) and the need to maintain the structure of client portfolios.

With respect to securities transactions for the Funds, each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Sub-Adviser could share in investment gains.

The Trust and each Sub-Adviser have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of several of the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days written notice following an uncured material breach.

As of April 8, 2005, the Administrator is entitled to fees calculated based on the following schedule: 0.065% of Trust's aggregate average daily net assets ("Assets") not exceeding $2.5 billion; 0.045% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.025% of Assets exceeding $5 billion. Each Fund is subject to a minimum annual fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.

From April 8, 2005 through September 30, 2005, the Administrator also provided certain administrative services to the Predecessor Funds at a rate equal to 0.010% of Assets.


For the fiscal years ended September 30, 2007 and September 30, 2006, and the period April 7, 2005 though September 30, 2005, the Funds paid the following administrative fees:



                                                Year ended                Year ended              April 7, 2005 -
                                                -----------               -----------             ---------------
          Fund/Predecessor Fund               Sept. 30, 2007             Sept. 30, 2006            Sept. 30, 2005
          ---------------------               --------------             --------------            --------------
  Limited Maturity Fixed Income Fund              $22,823                   $41,753                   $61,590
  Full Maturity Fixed Income Fund                 $18,976                   $17,029                   $15,113
  Balanced Fund                                   $8,858                     $9,912                    $8,602
  Diversified Equity Fund                         $57,905                   $57,111                   $43,301
  Socially Responsible Equity Fund                $27,854                   $13,800                    $9,846



The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.


DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor is not obligated to sell any specific amount of shares of any Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT


Pursuant to a transfer agency agreement, SEI Investments Management Corporation (the "Transfer Agent"), a wholly-owned subsidiary of SEI Investments located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the Funds.

Pursuant to a sub-transfer agent agreement, Citigroup Fund Services, LLC (formerly Forum Shareholder Services, LLC) (the "Sub-Transfer Agent"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as sub-transfer agent for the Funds.


CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. (the "Custodian"), located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian of the Funds' assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust's independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds' federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby have been passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.


                           THE AHA INVESTMENT PROGRAM

Institutional Class shareholders are eligible to participate in the American Hospital Association Investment Program (the "Program"), a service provided by CCM Advisors that offers participants individualized asset management consultation to assist in determining an appropriate investment program.


CCM Advisors has entered into an agreement with the American Hospital Association ("AHA") and its wholly-owned subsidiary, AHA Solutions, Inc. ("AHA-SI"), which provides for the licensing of AHA's service marks to CCM Advisors and for AHA's sponsorship of CCM Advisors as the investment adviser to the Program (as described below). Pursuant to this agreement, AHA-SI provides certain additional services, including providing support for CCM Advisors' marketing of the Program and the Funds. CCM Advisors pays licensing fees of $125,000 per year to AHA-SI. These fees and other compensation are paid by CCM Advisors to AHA-SI and will not be paid by the Funds or increase fees payable by participants in the Program.


The Funds have acknowledged that the name "AHA" is a property right of AHA and that their right to use that name is non-exclusive. The Funds also have acknowledged that both AHA and CCM Advisors have the right to withdraw from the Funds the right to use the name "AHA."

                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the investment objective of the Funds; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds' shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management's ability correctly to time and execute them.


The Sub-Advisers, in effecting purchases and sales of portfolio securities for the account of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. The Investment Manager reviews the best execution procedures of the Sub-Advisers on an on-going basis.


While the Funds' general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Sub-Adviser(s) in advising other clients. The Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Sub-Advisory Agreements, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

REGULAR BROKERS OR DEALERS


"Regular brokers or dealers" of each Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Funds, or (iii) sold the largest dollar amounts of the Fund's shares. On September, 30, 2007, the Funds held securities of the Trust's "regular brokers or dealers" as follows:


----------------------------------------- ------------------------------- -----------------------------------------
Fund                                      Name of Broker/Dealer             Total $ Amount of Securities of Each
                                                                            Regular Broker-Dealer Held
----------------------------------------- ------------------------------- -----------------------------------------


----------------------------------------- ------------------------------- -----------------------------------------
                                                                                          (in 000s)
----------------------------------------- ------------------------------- -----------------------------------------
Limited Maturity Fixed Income Fund        Morgan Stanley Dean Witter,
                                            Inc.                                           $1,420
                                          Fidelity Capital Markets                          $955
                                          Citigroup, Inc.                                  $1,037
                                          Goldman, Sachs & Company                         $1,027
                                          Credit Suisse First Boston
                                            Corp.                                          $1,027
                                          Merrill Lynch, Inc.                               $294
                                          HSBC Securities                                   $209
                                          U.S. Bank National Association                    $739
                                          Bear, Stearns & Co., Inc.                         $349
                                          J.P. Morgan Chase Bank                            $463
                                          Lehman Brothers, Inc.                             $733
                                          UBS Paine Webber Group, Inc.                      $750
----------------------------------------- ------------------------------- -----------------------------------------
Full Maturity Fixed Income Fund           Bear, Stearns & Co., Inc.                         $629
                                          Fidelity Capital Markets                         $1,192
                                          Bank Of America Corp.                             $904
                                          HSBC Securities                                   $369
                                          Goldman, Sachs & Company                          $383
                                          Citigroup, Inc.                                   $807
                                          Lehman Brothers, Inc.                             $412
                                          Morgan Stanley Dean Witter,
                                            Inc.                                            $209
                                          Wachovia Securities                               $298
                                          J.P. Morgan Chase Bank                            $801
                                          Merrill Lynch, Inc.                               $396
                                          Chase Life & Annuity Company                      $107
                                          Deutsche Bank Securities
                                            Limited                                         $359
                                          Jeffries & Co., Inc.                              $94
----------------------------------------- ------------------------------- -----------------------------------------
Balanced Fund                             Bank Of America Corp.                             $347
                                          Fidelity Capital Markets                          $371
                                          Citigroup, Inc.                                   $380
                                          Chase Life & Annuity Company                      $49
                                          J.P. Morgan Chase Bank                            $460
                                          Wachovia Securities                               $92
                                          Dresdner Kleinwort Wasserstein                    $54
                                          Lehman Brothers, Inc.                             $51
                                          Deutsche Bank Securities
                                            Limited                                         $88

---------------------------------------- ------------------------------- -----------------------------------------


----------------------------------------- ------------------------------- -----------------------------------------
Diversified Equity Fund                   Fidelity Capital Markets                         $2,969
                                          Bank Of America Corp.                            $2,511
                                          Citigroup, Inc.                                  $1,833
                                          U.S. Bancorp Piper Jaffray
                                            Inc.                                            $748
                                          J.P. Morgan Chase Bank                           $2,028
                                          Wachovia Securities                               $601
----------------------------------------- ------------------------------- -----------------------------------------
Socially Responsible Equity Fund          Fidelity Capital Markets                         $2,770
                                          Citigroup, Inc.                                  $1,307

----------------------------------------- ------------------------------- -----------------------------------------


BROKERAGE


Brokerage commissions paid by the Funds for the fiscal years ended September 30, 2007 and September 30, 2006 and by the Predecessor Funds for the fiscal period of July 1, 2005 through September 30, 2005 and the fiscal years ended June 30, 2005 were:



                                         Year ended       Year ended Sept.     July 1, 2005 -      Year ended
       Fund/Predecessor Fund           Sept. 30, 2007         30, 2006         Sept. 30, 2005     June 30, 2005
       ---------------------           --------------         --------         --------------     -------------
Limited Maturity Fixed Income Fund           $0                  $0                  $0                 $0
Full Maturity Fixed Income Fund              $0                  $0                  $0               $2,066
Balanced Fund                             $10,226              $14,997             $3,369             $20,564
Diversified Equity Fund                   $182,696            $126,946             $27,603           $176,548
Socially Responsible Equity Fund(1)       $61,364              $27,609             $5,270             $23,165



(1) The Predecessor Fund to the Socially Responsible Equity Fund commenced operations on January 1, 2005.


Of the total brokerage commissions paid by the Diversified Equity Fund managed by AMBS and SKBA during the fiscal year ended September 30, 2007, totals of $71,850 and $75,725 (100% in each case) were paid to firms which provided research services to AMBS and SKBA, respectively, as well as execution services. Of the total brokerage commissions paid by the Socially Responsible Fund during the fiscal year ended September 30, 2007, a total of $61,363 (100%) was paid to firms which provided research services to SKBA as well as execution services.


                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

The Funds may also derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, such Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

The amount of dividend payments by any Fund depends on the amount of net investment income and net capital gains received by such Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay "interest" or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of a Fund's earnings and profits. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2010, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for (i) "qualified dividend income" distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the ex-dividend date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

FEDERAL INCOME TAXES

It is the policy of each Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, each Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, each Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and
(2) diversify holdings so that at the end of each quarter of its taxable years
(i) at least 50% of the market value of each Fund's total assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of such Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, that the Funds distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, each Fund must distribute annually at least (1) 90% of its "investment company taxable income" (as that term is defined in the Code), and
(2) 90% of the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Funds of long-term capital gain and "qualified dividend income," properly designated as such, will be taxable to the shareholders at long-term capital gain rates, regardless of how long a shareholder has held Fund shares.

The Funds may engage in investment techniques that may alter the timing and character of the Funds' incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.

The Funds may invest in some VRDNs that have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Regulations affect the application to non-U.S. investors of the back-up withholding and withholding tax rules. In some circumstances, these rules increase the certification and filing requirements imposed on non-U.S. investors in order to qualify for exemption from the back-up withholding tax, and exemption from, or a reduced rate of U.S. withholding tax under tax treaties. Non-U.S. investors should consult their tax advisers with respect to the potential application of these regulations.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations. As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of "qualified dividend income."

Each Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If a Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that a Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, such Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of such Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of a Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of a Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of a Fund.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, such Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by such Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of any foreign income taxes paid by such Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by such Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by such Fund) to be included in their income tax returns. If 50% or less in value of such Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by such Fund. In this case, these taxes will be taken as a deduction by such Fund.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a "Qualified Electing Fund" under Code Section 1295 or (ii) elect to "mark-to-market" the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.


The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien."



For dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. federal tax law currently provides an exemption under which U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. As of this writing, Congress is considering extending this exemption for an additional year, but there can be no guarantee that such an extension will eventually be adopted or that its effect will be retroactive.


Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

                             SHARE PRICE CALCULATION


The net asset value per share of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund's total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.


In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Sub-Adviser supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.


Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Funds' determination of net asset value) on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the 30-, 60-, 90- and 180-day forward rates.


Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust's daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker-supplied value to the relevant Sub-Adviser for review and approval. In addition, the Sub-Adviser will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust's Fair Value Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security's fair value. In making a good faith determination of the value of the security, the Committee will consider the Sub-Adviser's valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

                                DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") for the Class N shares of the Funds in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.


The Plan adopted for the Class N shares provides that the Trust will pay the Distributor a fee of up to 0.25% of the average daily net assets of each Fund's Class N shares that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Distributor, that provide distribution-related services to the Class N shareholders or to their customers who beneficially own the Class N shares.


Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that the Investment Manager's affiliates have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Independent Trustee has or had a direct or indirect financial interest in the operation of the Plan or any related agreements.


Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.


The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board has determined that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days' notice by the Distributor, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the Financial Industry Regulatory Authority, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust will be made by the Independent Trustees.

The Funds paid the following distribution fees during the fiscal year ended September 30, 2007:

Limited Maturity Fixed Income Fund              $706
Full Maturity Fixed Income Fund                 $458
Diversified Equity Fund                         $26,953
Socially Responsible Equity Fund                $1,436

                         SHAREHOLDER SERVICES AGREEMENT

The Investment Manager has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, the Investment Manager provides certain specified shareholder services to Class N shareholders of the Funds. As compensation for the provision of such services, the Class N shares of each Fund pay the Investment Manager a fee of up to 0.25% of the average daily net assets of Class N shares of the Fund on an annual basis, payable monthly. The Investment Manager has contractually agreed to waive its shareholder servicing fees with respect to all Funds other than the Diversified Equity Fund, effective until January 31, 2009.

Pursuant to the Shareholder Services Agreement, the Investment Manager provides the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds' shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of the Investment Manager or its nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

For the fiscal years ending September 30, 2007 and September 30, 2006, the Class N shares of the Diversified Equity Fund paid the Investment Manager $13,830 and $17,376 in fees pursuant to the Shareholder Services Agreement.


                                    EXPENSES


The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as investment adviser, CCM Advisors has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above.


                                 CODE OF ETHICS


Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings as described below.


The Investment Manager and the Administrator receive information regarding the Funds' portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. No later than 65 days after the end of each first and third fiscal quarter of the Trust, the Administrator includes lists of the Funds' complete portfolio holdings as of the end of such quarter on the Trust's website. The Trust also files the Funds' complete portfolio holdings schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust's second and fourth fiscal quarters, lists of the Funds' complete portfolio holdings will be made available in the Funds' annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Funds' website. Certain other general information regarding the portfolio holdings of the Funds may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Funds' website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Funds' portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the "CCO") of the Trust. Procedures to monitor the use of any non-public information by entities under item (3) above will include (a) annual written certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient's written agreement to maintain the confidentiality of the information and not to trade based on the information. Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

As of January 28, 2008, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the
Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust's portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor's, and Bloomberg L.P. pursuant to agreements under which each fund's portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust's website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Funds and their shareholders from improper disclosure of portfolio holdings information. The Investment Manager's Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Institutional Shareholder Services is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust's custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Funds' website.

Neither the Trust nor any of its investment advisers, sub-advisers or any other person may receive compensation in connection with the disclosure of information about the Trust's portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of any of the Trust's investment advisers, sub-advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, sub-advisers or distributor, the CCO will make a determination in the best interests of the Fund's shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust's portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.


                                  PROXY VOTING


The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the "Policy"), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager's general management of the Funds, subject to the Board's continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Funds to the Sub-Advisers.

A conflict of interest may be deemed to occur when the Investment Manager or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Investment Manager's or a Sub-Adviser's independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Manager or the Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-445-1341, (2) on the Trust's website at www.cnicharterfunds.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.


Certain information regarding the proxy voting policies of each Sub-Adviser that votes proxies on behalf of the Funds is set forth in Appendix B.


                               GENERAL INFORMATION


The Trust was organized as a business trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each of the Funds offers two classes of shares (Class N and Institutional Class). Currently, the Trust offers shares of sixteen series, including the five series described in this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The use of the name "CNI Charter" by the Trust is pursuant to the consent of CNAM, Inc., an affiliate of the Investment Manager and the investment adviser to the CNI Funds series of the Trust, which consent may be withdrawn if CNAM, Inc. ceases to be the investment manager of such series of the Trust.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the "Declaration") and the Bylaws of the Trust (the "Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 25, 2008, the following shareholders are deemed to control the respective Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

                       Limited Maturity Fixed Income Fund

                                                            Percentage of Total
              Shareholder                                Outstanding Shares of Fund
              -----------                                --------------------------
              Sherman Hospital                                     43.00%
              934 Center St.
              Elgin, IL 60120-2198

                         Full Maturity Fixed Income Fund

                                                            Percentage of Total
              Shareholder                                Outstanding Shares of Fund
              -----------                                --------------------------
              Baptist Health Care Corporation                      46.62%
              1000 W Moreno St.
              P.O. Box 17500 Pensacola, FL 32522-7500

                                  Balanced Fund

                                                            Percentage of Total
              Shareholder                                Outstanding Shares of Fund
              -----------                                --------------------------
              Baptist Health Care Corporation                      98.24%
              1000 W Moreno St.
              P.O. Box 17500 Pensacola, FL 32522-7500

                             Diversified Equity Fund

                                                     Percentage of Total
      Shareholder                                Outstanding Shares of Class
      -----------                                ---------------------------
      National Financial Services LLC                      33.54%
      1 World Financial Center
      200 Liberty St
      New York, NY 10281-1003

                        Socially Responsible Equity Fund

                                                    Percentage of Total
     Shareholder                                 Outstanding Shares of Fund
     -----------                                 --------------------------
     National Financial Services LLC                       97.93%
     1 World Financial Center
     200 Liberty St
     New York, NY 10281-1003

As of January 25, 2008, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.


                       Limited Maturity Fixed Income Fund


                                                                                       Percentage of Total
Shareholder                                                 Class                  Outstanding Shares of Class
-----------                                                 -----                  ---------------------------
Sherman Hospital                                        Institutional                        43.20%
934 Center St.
Elgin, IL 60120-2198

Lewistown Hospital                                      Institutional                        17.41%
400 Highland Avenue
Lewiston, PA 17044-1167

City National Bank                                      Institutional                        22.13%
PO Box 60520
Los Angeles, CA 90060-0520

National Financial Services LLC                            Class N                           39.04%
1 World Financial Center
200 Liberty Street
New York, NY 10281-1003

Convergent Capital Management LLC                          Class N                           33.43%
190 S LaSalle St
Ste 2800
Chicago, IL 60603-3416

City National Bank
PO Box 60520                                               Class N                           24.85%
Los Angeles, CA 90060-0520


                         Full Maturity Fixed Income Fund

                                                                                        Percentage of Total
Shareholder                                                  Class                   Outstanding Shares of Class
-----------                                                  -----                   ---------------------------
Baptist Health Care Corporation                          Institutional                         47.28%
1000 W Moreno St.
P.O. Box 17500 Pensacola, FL 32522-7500

Patterson & Co                                           Institutional                         12.45%
FBO Dearborn County Hospital
1525 W WT Harris Blvd
Charlotte, NC 28288-1151

Lewistown Hospital                                       Institutional                         10.95%
400 Highland Avenue


Lewistown, PA 17044-1167

Graham Hospital Building Fund                            Institutional                         10.72%
210 W Walnut St.
Canton, IL  61520-2497

City National Bank                                          Class N                            25.80%
FBO Convergent Cap Mgt LLC
PO Box 60520
Los Angeles, CA  90060-0520

                                                            Class N                            18.59%
City National Bank
PO Box 60520
Los Angeles, CA  90060-0520

Hunter Co                                                   Class N                            27.78%
FBO Carstens 9 Crut II Pri USD
PO BOX 5496
Boston, MA 02206

National Financial Services LLC                             Class N                            8.75%
1 World Financial Center
200 Liberty Street
New York, NY 10281-1003

Hunter Co                                                   Class N                            11.20%
FBO Magowan Robert W 6 CRUT
PO BOX 5496
Boston, MA 02206

Hunter Co                                                   Class N                            7.87%
FBO Levitt 7 25 Crat DTD  7 5 1995
PO BOX 5496
Boston, MA 02206


                                  Balanced Fund

                                                                                        Percentage of Total
Shareholder                                                  Class                   Outstanding Shares of Class
-----------                                                  -----                   ---------------------------
Baptist Health Care Corporation                          Institutional                         98.24%
1000 W Moreno St.
P.O. Box 17500 Pensacola, FL 32522-7500


                             Diversified Equity Fund

                                                                                        Percentage of Total
Shareholder                                                  Class                   Outstanding Shares of Class
National Financial Services LLC                          Institutional                         32.70%
1 World Financial Center
200 Liberty St
New York, NY 10281-1003

Baptist Health Care Corporation                          Institutional                         21.67%
1000 W Moreno Street
Pensacola, FL  32522-7500
Trinity Medical Center                                   Institutional                         6.63%
380 Summit Ave
Steubenville, OH 43952-2699

Patterson & Co                                           Institutional                         5.72%
FBO Dearborn County Hospital
1525 W W.T. Harris Blvd.
Charlotte, NC 28288-1151
Lewistown Hospital                                       Institutional                         5.61%
400 Highland Avenue
Lewistown, PA 17044-1167


National Financial Services LLC                             Class N                            41.88%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

Mohini Pai Ttee                                             Class N                            7.02%
FBO Mohini Pai Revocable Trust
U/A 9/29/98
324 Sheridan Rd.
Kenilworth, IL 60043-1219

Lehman Brothers                                             Class N                            7.31%
70 Hudson Street, Floor 7
Jersey City, NJ 07302-6599


                        Socially Responsible Equity Fund

                                                                                        Percentage of Total
Shareholder                                                  Class                   Outstanding Shares of Class
National Financial Services LLC                          Institutional                         98.38%
1 World Financial Center
200 Liberty Street
New York, NY 10281

National Financial Services LLC                             Class N                            64.76%
1 World Financial Center
200 Liberty Street
New York, NY 10281

City National Bank                                          Class N                            18.60%
FBO CNC PSP/Pooled
PO Box 60520
Los Angeles, CA 90060-0520

Andrew W. Bischel Beneficiary                               Class N                            8.66%
FBO Clare Ann Bischel Deceased IRA
55 Loma Vista
Walnut Creek, CA 94597

City National Bank                                          Class N                            7.95%
FBO Convergent Cap Mgt LLC
PO Box 60520
Los Angeles, CA  90060-0520


As of January 25, 2008, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.


                             PERFORMANCE INFORMATION

As noted in the Prospectuses, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                       P(1 + T)n = ERV

         Where:       P        =       a hypothetical initial payment of $1,000.


                      T        =       average annual total return.


                      n        =       number of years.

                      ERV      =       Ending Redeemable Value of a
                                       hypothetical $1,000 investment made
                                       at the beginning of a l-, 5- or
                                       10-year period at the end of a l-,
                                       5- or 10-year period (or fractional
                                       portion thereof), assuming
                                       reinvestment of all dividends and
                                       distributions and complete
                                       redemption of the hypothetical
                                       investment at the end of the
                                       measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                       P(1 + T)n = ATVD

         Where:       P        =       a hypothetical initial payment of $1,000.


                      T        =       average annual total return (after taxes
                                       on distributions).


                      n        =       number of years.

                      ATVD     =       ending value of a hypothetical
                                       $1,000 investment made at the
                                       beginning of a l-, 5- or 10-year
                                       period at the end of a l-, 5- or
                                       10-year period (or fractional
                                       portion thereof), after taxes on
                                       Fund distributions but not after
                                       taxes on redemption, assuming
                                       reinvestment of all dividends and
                                       distributions and complete
                                       redemption of the hypothetical
                                       investment at the end of the
                                       measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions and redemption" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                       P(1 + T)n = ATVDR

         Where:       P        =       a hypothetical initial payment of $1,000.


                      T = average annual total return (after taxes on distributions and redemption).


                      n        =       number of years.

                      ATVDR    =       ending value of a hypothetical
                                       $1,000 investment made at the
                                       beginning of a l-, 5- or 10-year
                                       period at the end of a l-, 5- or
                                       10-year period (or fractional
                                       portion thereof), after taxes on
                                       Fund distributions and redemption,
                                       assuming reinvestment of all
                                       dividends and distributions and
                                       complete redemption of the
                                       hypothetical investment at the end
                                       of the measuring period.


                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds may be purchased and redeemed on days when the New York Stock Exchange (the "NYSE") is open for business. Currently, the weekdays that the NYSE recognize as holidays, and on which the Trust is closed for business, are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds reserve the right to open for business on days that the NYSE is closed but the Federal Reserve Bank of New York is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your "Authorized Institution") will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.


The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.


Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION

The Prospectuses and this SAI do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the registration statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


Audited financial statements for the Funds, as contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2007 are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of KPMG as experts in accounting and auditing. Audited financial statements for each of the Predecessor Funds, as contained in the Annual Report to Shareholders of each of the Predecessor Funds for the fiscal year ended June 30, 2005 and the fiscal period of July 1, 2005 through September 30, 2005, are available on request and are incorporated herein by reference.

                  APPENDIX A - RATINGS OF INVESTMENT SECURITIES



Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch Ratings ("Fitch").


Standard & Poor's Rating Group
------------------------------


Long Term Credit Ratings

         AAA Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC Obligations rated CC are currently highly vulnerable to nonpayment.

         C The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

         D Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.


Short Term Credit Ratings

         An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.


         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.


         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B-1 Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

         B-2 Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

         B-3 Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

         C This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.


         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.
-------------------------------


Long-Term Obligation Ratings

         Aaa Obligations which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

         Ba Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

         B Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

         Ca Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings with some prospect of recovery of principal and interest.

         C Obligations which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.


Short Term Ratings

         Moody's short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

         P-1 Issuers (or related supporting institutions) rated Prime-1are the highest rating assigned by Moody's. Issuers must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         P-2 Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         P-3 Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         NP Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings
-------------

Long-Term Credit Ratings


         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


         AAA Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

         AA Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because obligations rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

         BB Obligations rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Obligations rated C are in imminent default in payment of interest or principal.

         RD Issuers of obligations rated RD have failed to make interest and/or principal payments (within the applicable grace period) on some material financial obligations, but continue to honor other classes of obligations.

         D Obligations rated D are in actual default of interest and/or principal payments on all of its financial obligations. Such obligations are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category, categories below CCC or short-term ratings below F-1.


Short-Term Ratings


         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

         Although the credit analysis is similar to Fitch's long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


         B Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         C High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

         D Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

               APPENDIX B - PROXY VOTING POLICIES OF SUB-ADVISERS

                          AMBS INVESTMENT COUNSEL, LLC
                        PROXY STATEMENT VOTING GUIDELINES
                              FOR NONERISA CLIENTS




I. Voting Considerations

         AMBS Investment Counsel will vote proxies in the best interest of our clients. It will consider only those factors which affect the economic value of the client's investments and will vote based solely on the ultimate economic interest of the client taking into account the period over which the client expects to hold such shares. It will not be unduly influenced by representatives of management or any other outside group.

II. Issues Guidelines

         The actual voting of proxy statements by AMBS Investment Counsel will be conducted by a voting committee comprised of at least two (2) members of the firm's investment team. On issues believed to be extraordinary or on proxy questions where there is not consensus on the committee, other members of the firm's investment team will be consulted. All corporate proxy statements will be reviewed on an individual basis in determining the voting policy. In general, it is the intention to vote in accordance with management's recommendations on the following types of management proposals:

                  *Election of directors when there is not an opposition slate

                  *Ratification of Appointment of Auditors

                  *Amendments to the Certificate of Incorporation regarding director liability

                  *Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock.

         In regard to shareholder resolutions, AMBS Investment Counsel will examine each issue solely from an economic perspective. It is not AMBS Investment Counsel's function to vote proxy statements from an ethical, social, or moral perspective or to gauge corporate responsibility. It is, therefore, the general policy to vote with management in opposition to shareholder resolutions which could negatively impact the corporation's ability to do business.

         Lastly, because AMBS Investment Counsel acts to enhance the economic interest of our client, it will generally support the following initiatives concerning the maximization of shareholder value:

         *Against management sheltering "poison pills" which effectively lower the value of the shares

         *Against the payment of "greenmail"

         *Against staggered terms for the board of directors

         *Against proposals calling for the repricing of past stock options

         *For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value

         *For cumulative voting policies in electing the board of directors

         *For confidential voting in electing the board of directors

         *For amendments to the certificate of incorporation regarding the issuance of new authorized capital stock

         It will be AMBS Investment Counsel's policy to scrutinize these types of resolutions on an individual basis, taking into consideration current management's record in producing shareholder value.

III. Documentation

         In the capacity of fiduciary, AMBS Investment Counsel accepts responsibility to maintain accurate records on the voting of proxies. For each holding in the client's investment portfolio, our firm will maintain a file with records of how the proxy statement was voted. Any vote not covered under this policy or a vote against management will be explained in writing. Files will also include a master list of the clients owning a particular security, to identify whether the proper proxy material has been received. Our firm will utilize these written guidelines to govern the voting of the proxies and will amend them as deemed necessary.

IV. Material Conflicts of Interest

         AMBS Investment Counsel believes that we are unlikely to be in a situation that results in a material conflict of interest between our clients' interests and the interest of our firm. However, if a situation should arise where a material conflict of interest is determined to exist, AMBS will make an effort to seek out the opinion of a qualified independent third party regarding this issue. If this situation should occur, it will be thoroughly documented.

V. Reporting

         Proxy voting reports are available upon client request.

VI. Acknowledgment of Responsibility under the SEC

         AMBS Investment Counsel, acting as a fiduciary on behalf of our client under the Securities and Exchange Commission, hereby acknowledges its responsibility to vote proxies on a best efforts basis in a prudent manner and solely in the best interests of the client investment account.

                  FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC
                           SUMMARY PROXY VOTING POLICY
                                 (January 2008)

Our Policy - For those clients for whom Freeman Associates Investment Management LLC ("Freeman Associates") has undertaken to vote proxies, Freeman Associates retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, Freeman Associates:

         1) Provides the client with this written proxy voting policy, which may be updated and supplemented from time to time;

         2) Applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting (including the preparation of exception reports when proxies are voted other than within the written policy);

         3)       Documents the reasons for voting, including exceptions;

         4) Keeps records of such proxy voting available for inspection by the client or governmental agencies - to determine whether the votes were consistent with policy and to determine whether all proxies were voted; and

         5) Monitors such voting for any potential conflicts of interest and maintains systems to deal with them appropriately.

Freeman Associates strongly believes that all proxy ballot issues must be evaluated in the specific context of the company under review. Freeman Associates has engaged Glass Lewis & Co. ("Glass Lewis") to assist us in analyzing certain information vital to our decision-making on various proxy issues, as more fully described below. In making our assessments, Freeman Associates will always consider the economic impact of the issue at hand, and vote in a manner that best promotes the interests of our clients. Within this framework of issue and company specific analysis, Freeman Associates will generally follow the following policy guidelines:

Election of Directors - We will always vote in favor of governance structures that drive performance, create shareholder value and maintain a proper tone at the top. We support talented boards with a record of protecting shareholders and delivering value over the medium and long term. We believe that boards working to protect and enhance the best interests of shareholders will be independent, will have a record of positive performance, and will have members with broad and deep experience.

    o   We believe:
        -   That a board should typically be at least two-thirds independent.
        - That only independent directors should serve on a company's audit, compensation, nominating, and governance committees.
        -   That the roles of Chairman and CEO should be separate.
        - That directors should have a record of fulfilling their responsibilities at any company where they have held a board or executive position.
        - That a board should exclude those with an identifiable and substantial conflict of interest.
    o We support the annual election of directors and are against staggered boards.
    o We generally support proposals calling for the election of directors by a majority vote.
    o We generally oppose proposals calling for age or term limits for directors.

Auditor Ratification - We will generally support management's choice of auditor except when we believe the auditor's independence or audit integrity has been compromised.

Pay for Performance - We strongly believe that executive compensation should be linked directly with the performance of the business. Glass Lewis has developed a proprietary pay-for-performance model that evaluates the compensation of top executives at every company in the Russell 3000. It uses this model to inform the voting decisions on all compensation issues that may arise, as well as to evaluate the performance of compensation committees.

    o   We believe:
        - That stock options plans should generally prohibit re-pricing, options exchange or acceleration of the options.
        - That non-employee directors should receive compensation and support plans that include option grants and other equity-based awards that help align the interests of outside directors with those of shareholders.
    o We support "clawback" provisions that prevent senior executives of a company from retaining compensation for performance that was not actually achieved by the company.
    o   We generally support proposals that:
        - Require shareholder approval of severance benefits that exceed 2.99 times the amount of an executive's base salary plus bonus.
        - Call for shareholder advisory approval of compensation committee reports.
    o   We generally oppose caps on executive stock options.
    o We oppose option backdating, and the related practices of spring-loading and bullet-dodging.

Anti-Takeover Measures - We will generally oppose proposals or plans that reduce management accountability and limit opportunities for corporate takeovers

    o   We believe:
        - That poison pill plans are not generally in shareholders' best interests.
        - That it is in the best interests of shareholders to remove "fair price" provisions.
    o   We support:
        -   The right of shareholders to call special meetings.
        -   The right of shareholders to act by written consent.
    o We generally support cumulative voting proposals and believe they act as a safeguard for shareholders.
    o   We generally oppose:
        - Management requests for additional stock, except when the company has detailed a plan for use of the proposed shares and when the number of shares requested is consistent with what is required to accomplish the detailed plan.
        - Proposals that would require advance notice of shareholder proposals or of director nominees.
o   We oppose supermajority vote requirements.

Anti-Greenmail Proposals - We support proposals that would prevent the payment of greenmail.

Other Shareholder Proposals - We will evaluate all proposals on a case-by-case basis and will generally support proposals likely to increase shareholder value and/or promote and protect shareholder rights.

    o   We support proposals:

        - That would reimburse a dissident shareholder for expenses incurred in waging a contest in those instances where the dissident has received the support of a majority of shareholders.
        - That seek to address labor practices or non-discrimination policies in those cases where there is clear evidence of significant economic exposure to the company.
    o We generally oppose resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the federal government and elected officials at the national level.

Our Relationship with Glass Lewis & Co. - In order to facilitate the proxy voting process, Freeman Associates has retained Glass Lewis as an expert in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Freeman Associates include in-depth research, analysis, voting recommendations and auditing, as well as consulting assistance for the handling of proxy voting responsibilities and corporate governance related efforts. Glass Lewis also provides Freeman Associates with reporting that reflects proxy voting activities for Freeman Associates' client portfolios and includes information for appropriate monitoring of such delegated responsibilities.

                          SKBA CAPITAL MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES

A copy of the proxy voting policies of the Fund's Investment Manager follows:

If assigned proxy voting responsibility on behalf of our clients, SKBA Capital Management will vote proxies as indicated below:

Regular (R) - On Regular proxies, in which shareholders are asked to vote only on management's nominations for the Board of Directors and its selection of auditor, SKBA Capital Management will usually vote in favor of management's recommendations.

Specials (S) - On Special proxies, which require shareholder votes on issues other than the election of the Board of Directors and selection of auditor, SKBA Capital Management will vote to retain shareholder rights as indicated below:

The firm will always vote against the following management proposals that:

         1.       create more than one class of directors.

         2. create staggered terms for Board members or non-annual election of directors.

         3.       eliminate cumulative voting.

         4. require a super majority approval of the acquisition of the company by another.

         5.       eliminate preemptive rights.

The firm will usually vote against the following management proposals that:

         1.       require a "Fair Price" in the acquisition of the company.

         2.       make the acquisition of the company more difficult.

         3. change the state of incorporation (e.g. from California to Delaware), if it is the stated intention of this proposal to implement changes in voting requirements, in the classification of directors, and/or other provisions which, by stated policies, are not considered to be in the best long-range interest of shareholders and which typically have not been voted in favor of management.

         4. obtain shareholder authorization for the repurchase of shares from one or more major shareholders.

         5. increase the number of authorized shares as it is the company's intention to utilize these shares to reduce the likelihood of a future takeover.

         6. create, or in effect create, a class of stock with superior voting power which over time may concentrate the voting power within a smaller group of shareholders.

         7. amend the current employee stock option plan to increase the number of shares available to be awarded as the plan will award only one or two members of top management or will/could represent a potential increase in outstanding common shares of more than 3%. By policy, an increase in options available for grant of an amount greater than 3% of the outstanding common stock is deemed to be excessive unless the change includes the phase-out of a prior plan or is needed to incent a new management team.

The firm will usually vote against shareholder proposals that are non-business related as such items typically do not directly benefit shareholder and are usually best left to management's discretion.

The firm will usually vote in favor of the following shareholder proposals that:

         1.       reinstate cumulative voting.

         2. return to the annual election of directors or eliminate staggered terms of directors.

         3.       reinstate preemptive shareholder rights.

         4. repeal provisions requiring a super majority vote of shareholders to approve the corporation's acquisition by another company.

         5. repeal "poison pill" provisions or give shareholders the right to approve or repeal such provisions.

         6.       adopt the use of indexed stock options.

         7. require that the board of directors consist entirely of non-employee directors, with the exception of the CEO.

         8. support the separation of the jobs of Chairman and CEO, with the establishment of a non-executive Chairman of the Board.

         9. require that the Audit Committee and/or Compensation Committee members consist entirely of non-employee directors.

         10. prohibit the company from establishing contracts with and paying fees for management consulting and/or other advisory services with the accounting firm conducting its audit and/or tax return functions.

         11.      require the company to expense stock options.

         12. establish the guideline that a company's CEO directly own at least five times his or her base salary in common stock of the company, excluding stock granted but unexercised under company stock option plans.

         13. disclose the process and formulas upon which short- and long-term incentive compensation is determined for corporate officers.

Proxy Reports - We utilize Proxy Edge for all our client portfolios ensuring complete and accurate voting records.

                                     PART C

Item 23.   Exhibits

(a) Agreement and Declaration of Trust.

          (1) Form of Agreement and Declaration of Trust. (A)

          (2) Form of Amendment to the Agreement and Declaration of Trust. (B)

          (3) Certificate of Amendment to the Certificate of Trust. (B)

(b) By-Laws:

          (1)  By-Laws dated October 25, 1996. (A)

          (2) Amendment to the By-Laws of the Trust. (B)

(c) Instruments Defining Rights of Security Holder--not applicable.

(d) Investment Management Agreements:

          (1) Form of Investment Management Agreement with City National Asset Management, Inc. (O)

          (2)   Form of Investment Management Agreement with CCM Advisors, LLC.
                (J)

                    (i)   Expense Limitation Agreement with CCM Advisors, LLC.
                          (M).

                    (ii) Letter from CCM Advisors, LLC Regarding One-Year Expense Limitation. (M).

          (3) Investment Sub-Advisory Agreement between City National Asset Management, Inc. and HSBC Halbis Partners (USA), Inc. with respect to High Yield Bond Fund. (L)

          (4) Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Reed Conner & Birdwell LLC with respect to RCB Small Cap Value Fund. (J)


                    (i) Expense Limitation Agreement with Reed Conner & Birdwell LLC and City National Asset Management, Inc.
                          - attached herewith as Exhibit A.


          (5) Form of Investment Manager Agreement between CCM Advisors, LLC and AMBS Investment Counsel, LLC with respect to AHA Diversified Equity Fund. (O)

          (6) Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Diversified Equity Fund. (O)

          (7) Form of Investment Manager Agreement between CCM Advisors, LLC and Freeman Associates Investment Management LLC with respect to AHA Balanced Fund. (J)

          (8) Form of Investment Manager Agreement between CCM Advisors, LLC and Freeman Associates Investment Management LLC with respect to AHA Diversified Equity Fund. (J)

          (9) Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Socially Responsible Equity Fund. (J)

          (10) Form of Investment Manager Agreement between CCM Advisors, LLC and Patterson Capital Corporation with respect to AHA Limited Maturity Fixed Income Fund. (J)

          (11) Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Full Maturity Fixed Income Fund. (J)

          (12) Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Balanced Fund. (J)

          (13) Form of Investment Manager Agreement between CCM Advisors, LLC and City National Asset Management, Inc. with respect to AHA Limited Maturity Fixed Income Fund. (J)


          (14) Investment Manager Agreement between CCM Advisors and Boyd Watterson Asset Management, LLC with respect to AHA Full Maturity Fixed Income Fund - filed herewith as Exhibit B.


(e) Form of Distribution Agreement. (B)

(f) Bonus or Profit Sharing Contracts - not applicable.

(g) Form of Custody Agreement. (B)

          (1) Form of Supplement to Custody Agreement. (C)

          (2) Form of Amendment to Custody Agreement. (I)

          (3) Form of Amendment and Assignment of Custody Agreement. (O)

(h) Other Material Contracts:

          (1) Form of Administrative Services Agreement. (B)

                    (i)   Schedule to Administrative Services Agreement. (D)

                    (ii) Form of Supplement to Administrative Services Agreement. (C)

                    (iii) Form of Amendment to Administrative Services
                          Agreement. (I)

          (2)  Form of Transfer Agent Agreement. (B)

                    (i)   Form of Amended Schedule to Transfer Agent Agreement.
                          (O)

                    (ii)  Form of Supplement to Transfer Agent Agreement. (C)

                    (iii) Form of Amendment to Transfer Agency Agreement. (H)

                    (iv)  Form of Amendment to Transfer Agency Agreement. (I)


                    (v)   Form of Sub-Transfer Agent Agreement. (J)

                    (vi) Assignment of Transfer Agency Agreement - filed herewith as Exhibit C.

          (3) Form of Amended and Restated Shareholder Services Agreement with City National Bank. (O)

                    (i)   Form of Shareholder Services Fee Limitation Agreement
                          - filed herewith as Exhibit D.

          (4) Form of Shareholder Services Agreement with CCM Advisors, LLC - filed herewith as Exhibit E.

                    (i)   Form of Shareholder Services Fee Limitation Agreement
                          - filed herewith as Exhibit F.

(i) Legal Counsel's Consent - filed herewith as Exhibit G.


          (1) Legal Counsel's Opinion. (F)

          (2) Legal Counsel's Opinion. (D)

          (3) Legal Counsel's Opinion. (E)

          (4) Legal Counsel's Opinion. (K)


          (5) Legal Counsel's Opinion. (P)


(j) Other Opinions - Independent Auditors' Consent.


          (1) KPMG, LLP - filed herewith as Exhibit H.


          (2) Ernst & Young, LLP. (N)

(k) Omitted Financial Statements - not applicable.

(l) Initial Capital Agreement. (A)

(m) Distribution Plans.

          (1)  Form of Rule 12b-1 Plan. (O)

          (2)  Form of Sub-Distribution Agreement. (O)


(n) Form of Amended and Restated Multiple Class Plan - filed herewith as Exhibit I.


(o) Reserved.

(p) Codes of Ethics.

          (1) CNI Charter Funds (M).

          (2) City National Asset Management, Inc. (N)

          (3) SEI Investments Distribution Co. (H)


          (4) HSBC Capital Management (USA), Inc. (L)


          (5) Reed Conner & Birdwell LLC. (I)

          (6) SEI Investments Global Funds Services. (I)


          (7) CCM Advisors, LLC - filed herewith as Exhibit J.


          (8) AMBS Investment Counsel, LLC (N)

          (9) Freeman Associates Investment Management LLC. (J)


          (10) The Patterson Capital Corporation. (J)


          (11) Robert W. Baird & Co. Incorporated. (J)

          (12) SKBA Capital Management, LLC. (J)

          (13) Boyd Watterson Asset Management, LLC. (L)

(q) Power of Attorney. (O)

-------------------------------------------
(A) Previously filed as an exhibit to Registrant's Registration Statement on Form N-1A (333-16093) on

November 14, 1996 and incorporated herein by reference.
(B) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 8 (333-16093) on May 3, 1999 and incorporated herein by reference.
(C) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 21 (333-16093) on January 28, 2003 and incorporated herein by reference.
(D) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.
(E) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.
(F) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 13 (333-16093) on February 28, 2000 and incorporated herein by reference.
(G) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 14 (333-16093) on June 12, 2000 and incorporated herein by reference.
(H) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 22 (333-16093) on January 28, 2004 and incorporated herein by reference.
(I) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 24 (333-16093) on January 28, 2005 and incorporated herein by reference.
(J) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 25 (333-16093) on May 13, 2005 and incorporated herein by reference.
(K) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 28 (333-16093) on October 12, 2005 and incorporated herein by reference.
(L) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 29 (333-16093) on January 27, 2006 and incorporated herein by reference.
(M) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 30 (333-16093) on May 30, 2006 and incorporated herein by reference.
(N) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 31 (333-16093) on January 29, 2007 and incorporated herein by reference.
(O) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 32 (333-16093) on June 27, 2007 and incorporated herein by reference.

(P) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 33 (333-16093) on September 21, 2007 and incorporated herein by reference.



Item 24.  Persons Controlled by or Under Common Control with the Funds

          Not applicable.


Item 25.  Indemnification

         Please see Article VI of the Registrant's By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

         "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

         Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-

Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

Item 26.  Business and Other Connections of Investment Advisers

CITY NATIONAL ASSET MANAGEMENT, INC.


         City National Asset Management, Inc. ("CNAM"), a wholly-owned subsidiary of City National Bank ("CNB") and an indirect wholly owned subsidiary of City National Corporation ("CNC"), serves as investment adviser to Registrant's Large Cap Growth Equity Fund, Large Cap Value Equity Fund, RCB Small Cap Value Fund, Multi-Asset Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Prime Money Market Fund, Government Money Market Fund and California Tax Exempt Money Market Fund series, and as a sub-adviser to Registrant's AHA Limited Maturity Fixed Income Fund. CNAM's only business is to serve as investment manager or sub-adviser, as applicable, to these series of the Registrant.


         Except as set forth below, to the knowledge of Registrant none of the directors or officers of CNAM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates. The principal business address of each person listed in the table below is 400 North Roxbury Drive, Beverly Hills, California 90210.



----------------------------------- ------------------------------------------------------------------------
   Name and Position with                              Other Positions and Directorships
          CNAM

----------------------------------- ------------------------------------------------------------------------
Richard D. Byrd                     Executive Vice President, City National Bank (2005-Present); Chairman
Chairman, Director                  of the Board, City National Securities (2005-Present).
----------------------------------- ------------------------------------------------------------------------
Richard A. Weiss                    Executive Vice President and Chief Investment Officer, City National
President, Director                 Bank (2000-Present); Director, City National Securities
                                    (2003-Present); Vice President and Assistant Secretary, CNI Charter
                                    Funds (2000-Present).
----------------------------------- ------------------------------------------------------------------------
Barbara Bruser                      Senior Vice President and Director of Equities, City National Bank
Senior Vice President,              (2002-Present).
Director
----------------------------------- ------------------------------------------------------------------------
Brian L. Garbe                      Senior Vice President and Director of Research, City National Bank
Senior Vice President,              (1999-Present).
Director
----------------------------------- ------------------------------------------------------------------------
Oliver P. Campbell                  Senior Vice President and Senior Trader, City National Bank
Senior Vice President               (2001-Present).
----------------------------------- ------------------------------------------------------------------------
Rodney J. Olea                      Senior Vice President and Director of Fixed Income, City National
Senior Vice President,              Bank (1994-Present); Vice President, CNI Charter Funds (2000-
Director                            Present).
----------------------------------- ------------------------------------------------------------------------

Alan Remedios                       Senior Vice President and Senior Portfolio Manager, City National Bank
Senior Vice President,              (1999-Present).
Director

----------------------------------- ------------------------------------------------------------------------
Michele Maslow                      Senior Vice President, City National Bank (1998-Present).
Chief Financial Officer
----------------------------------- ------------------------------------------------------------------------
Valerie Y. Lewis                    Chief Compliance Officer and Vice President, CNI Charter Funds (2005 -
Chief Compliance Officer            Present); Fund Boards Specialist - Assistant Secretary, Capital
                                    Research and Management Company and Capital International, Inc.
                                    (1999-2005).
----------------------------------- ------------------------------------------------------------------------
William J. Souza                    Senior Trust Counsel, City National Bank (1998-Present).
Chief Legal Officer
----------------------------------- ------------------------------------------------------------------------

CCM ADVISORS, LLC

         CCM Advisors, LLC ("CCMA") is a wholly-owned subsidiary of Convergent Capital Management, LLC ("CCM"), which is a majority-owned subsidiary of CNC. CCMA serves as investment adviser to Registrant's AHA Balanced Fund, AHA Diversified Equity Fund, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund and AHA Socially Responsible Equity Fund series (collectively, the "AHA Funds"). In addition to serving as an investment adviser to the AHA Funds, CCMA provides investment consulting services.

         Except as set forth below, to the knowledge of Registrant none of the directors or officers of CCMA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CCM, CNC and/or their affiliates. The principal business address of each person listed in the table below is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.



----------------------------------- ------------------------------------------------------------------------
   Name and Position with                              Other Positions and Directorships
          CCMA
----------------------------------- ------------------------------------------------------------------------
Timothy G. Solberg, CFA             Vice President and Assistant Secretary, CNI Charter Funds
Chief Investment Officer and        (2005-Present); Director (1995-2005) and Secretary (2001-2005), AHA
Managing Director                   Investment Funds, Inc.
----------------------------------- ------------------------------------------------------------------------
Jon C. Hunt                         Managing Director and Chief Operating Officer, Convergent Capital
Member                              Management, LLC (2003-present)
----------------------------------- ------------------------------------------------------------------------
Richard H. Adler                    President and Chief Executive Officer, Convergent Capital Management,
Member                              LLC (2003-present)
----------------------------------- ------------------------------------------------------------------------

Gregory Francoeur                   Chief Financial Officer, Convergent Capital Management LLC
Director                            (1997-present)

----------------------------------- ------------------------------------------------------------------------

Susan S. Rudzinski                  Compliance Director, Convergent Capital Management, LLC
Chief Compliance Officer            (2006-present); Self-employed Investment Advisory Compliance and
                                    Operations Consultant (2005-2006); Manager, Affiliate Contracts, The
                                    Burridge Group LLC (2003-2004)

----------------------------------- ------------------------------------------------------------------------


HALBIS CAPITAL MANAGEMENT (USA), INC.

Halbis Capital Management (USA), Inc. ("Halbis"), acts as sub-adviser to the High Yield Bond Fund series of the Registrant. Halbis is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and renders investment advice to a wide variety of individual and institutional clients. Except as set forth below, to the knowledge of Registrant none of the directors or officers of Halbis is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The principal business address of each person listed in the table below is 452 Fifth Avenue, New York, New York 10018.


-----------------------------------------------------------------------------------------------------------
  Name and Position with                             Other Positions and Directorships
         HSBC
-----------------------------------------------------------------------------------------------------------
Stephen Baker                    Chief Executive Officer of HSBC Investments (USA), Inc.
Director
-----------------------------------------------------------------------------------------------------------
Christopher Cheetham             Chief Executive Officer of HSBC Halbis Partners (UK) Ltd.
Director
-----------------------------------------------------------------------------------------------------------
Salvatore Iocolano               Chief Compliance Officer of HSBC Halbis Partners (USA), Inc. and HSBC
Director                         Investments (USA), Inc.
-----------------------------------------------------------------------------------------------------------


REED CONNER & BIRDWELL LLC

Reed Conner & Birdwell LLC ("RCB") is an indirect subsidiary of CNC. RCB is the sub-adviser for Registrant's RCB Small Cap Value Fund. RCB is an investment adviser registered under the Investment

Advisers Act of 1940. Except as set forth below, to the knowledge of Registrant none of the directors or officers of RCB is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The principal business address of each person listed in the table below is 400 North Roxbury Drive, Beverly Hills, California 90210.


----------------------------------- ------------------------------------------------------------------------
    Name and Position with                             Other Positions and Directorships
          RCB
----------------------------------- ------------------------------------------------------------------------
Christopher J. Carey                Executive Vice President & Chief Financial Officer, City National Bank
Director                            & City National Corporation
                                    Director, Convergent Capital Management, LLC
----------------------------------- ------------------------------------------------------------------------
William Freeman                     Senior Vice President, City National Bank
Director                            Director, Convergent Capital Management, LLC
----------------------------------- ------------------------------------------------------------------------



AMBS INVESTMENT COUNSEL, LLC

AMBS Investment Counsel, LLC ("AMBS") is a majority-owned subsidiary of CCM, which is a wholly-owned subsidiary of CNC. AMBS is a sub-adviser for a portion of Registrant's AHA Diversified Equity Fund. The principal address of AMBS is 1241 East Beltline, NE, Suite 150, Grand Rapids, Michigan 49525. AMBS is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of AMBS is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with AMBS.


FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC


Freeman Associates Investment Management LLC ("Freeman") is a sub-adviser for portions of Registrant's AHA Balanced Fund and AHA Diversified Equity Fund. The principal address of Freeman is 12255 El Camino Real, Suite 200, San Diego CA 92130. Freeman is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Freeman, other than Geoffrey Goodman, Freeman's Chief Compliance Officer, is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Freeman. Prior to joining Freeman in September 2007, Mr. Goodman served as a Senior Vice President with Callaway Golf Company.




SKBA CAPITAL MANAGEMENT


SKBA Capital Management ("SKBA") is a majority-owned subsidiary of CCM, which is a wholly-owned subsidiary of CNC. SKBA is the sub-adviser for Registrant's AHA Socially Responsible Equity Fund and for a portion of Registrant's Diversified Equity Fund. The principal address of SKBA is 44 Montgomery Street, Suite 3500, San Francisco, California 94104. SKBA is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of SKBA is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with SKBA.



THE PATTERSON CAPITAL CORPORATION

The Patterson Capital Corporation ("Patterson") is a sub-adviser for a portion of the Registrant's AHA Limited Maturity Fixed Income Fund. The principal address of Patterson is 2029 Century Park East, Suite 2950, Los Angeles, CA 90025. Patterson is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Patterson is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Patterson.

ROBERT W. BAIRD & CO. INCORPORATED


Robert W. Baird & Co. Incorporated ("Baird") is a sub-adviser for portions of Registrant's AHA Full Maturity Fixed Income Fund and AHA Balanced Fund. The principal address of Baird is 777 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202. Baird is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Baird is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Baird.



BOYD WATTERSON ASSET MANAGEMENT, LLC


Boyd Watterson Asset Management ("Boyd") is a sub-adviser for a portion of Registrant's AHA Full Maturity Fixed Income Fund. The principal address of Boyd is 1801 East Ninth Street, Suite 1400, Cleveland, Ohio 44144. Boyd is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Boyd, other than Bryan Hill, Boyd's Chief Compliance Officer, is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Boyd. Mr. Hill is President of RIA Compliance Consultants, Inc. located at 1905 Harney Street, Suite 530, Omaha, Nebraska 68102.



Item 27. Principal Underwriter


         (a) Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for the following funds:


         Fund                                                                   Date of Agreement
         ----                                                                   -----------------
         SEI Daily Income Trust                                                 July 15, 1982
         SEI Liquid Asset Trust                                                 November 29, 1982
         SEI Tax Exempt Trust                                                   December 3, 1982
         SEI Index Funds                                                        July 10, 1985
         SEI Institutional Managed Trust                                        January 22, 1987
         SEI Institutional International Trust                                  August 30, 1988
         The Advisors' Inner Circle Fund                                        November 14, 1991
         The Advisors' Inner Circle Fund II                                     January 28, 1993
         Bishop Street Funds                                                    January 27, 1995
         SEI Asset Allocation Trust                                             April 1, 1996
         SEI Institutional Investments Trust                                    June 14, 1996
         Oak Associates Funds                                                   February 27, 1998
         CNI Charter Funds                                                      April 1, 1999
         iShares Inc.                                                           January 28, 2000
         iShares Trust                                                          April 25, 2000
         Optique Funds, Inc.                                                    November 1, 2000
         Causeway Capital Management Trust                                      September 20, 2001
         Barclays Global Investors Funds                                        March 31, 2003
         SEI Opportunity Fund, LP                                               October 1, 2003
         The Arbitrage Funds                                                    May 17, 2005
         The Turner Funds                                                       January 1, 2006
         ProShares Trust                                                        November 14, 2005
         Community Reinvestment Act Qualified Investment Fund                   January 8. 2007
         Accessor Funds                                                         March 1, 2007
         TD Asset Management USA Funds                                          July 25, 2007


         The Distributor also provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) The following are the directors and officers of the Distributor, none of whom serve as officers of the Registrant. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.



------------------------------- ----------------------------------------------------------------------------
Name                            Position and Offices with Distributor
------------------------------- ----------------------------------------------------------------------------
William M. Doran                Director
------------------------------- ----------------------------------------------------------------------------
Edward D. Loughlin              Director
------------------------------- ----------------------------------------------------------------------------
Wayne M. Withrow                Director
------------------------------- ----------------------------------------------------------------------------
Kevin Barr                      President & Chief Executive Officer
------------------------------- ----------------------------------------------------------------------------
Maxine Chou                     Chief Financial Officer & Treasurer
------------------------------- ----------------------------------------------------------------------------
Thomas Rodman                   Chief Operations Officer
------------------------------- ----------------------------------------------------------------------------
John Munch                      General Counsel & Secretary
------------------------------- ----------------------------------------------------------------------------
Karen LaTourette                Chief Compliance Officer, Anti-Money Laundering Officer & Assistant
                                Secretary
------------------------------- ----------------------------------------------------------------------------
Mark J. Held                    Senior Vice President
------------------------------- ----------------------------------------------------------------------------
Lori L. White                   Vice President & Assistant Secretary
------------------------------- ----------------------------------------------------------------------------
John Coary                      Vice President & Assistant Secretary
------------------------------- ----------------------------------------------------------------------------
John Cronin                     Vice President
------------------------------- ----------------------------------------------------------------------------
Robert McCarthy                 Vice President
------------------------------- ----------------------------------------------------------------------------
Robert Silvestri                Vice President
------------------------------- ----------------------------------------------------------------------------
Michael Farrell                 Vice President
------------------------------- ----------------------------------------------------------------------------



Item 28. Location of Accounts and Records.

         The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, SEI Investments Fund Management, One Freedom Valley Drive, Oaks, Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6),
(7), (9), (10) and (11) of Rule 31a-1(b)). Such records will be kept by the Registrant at City National Asset Management, Inc., 400 North Roxbury Drive, Beverly Hills, California 90210, and CCM Advisors, LLC, 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603 except for those records relating to portfolio transactions of certain sub-advised series of the Registrant as shown below:




----------------------------------------------------- -----------------------------------------------------------
Series of Registrant                                  Sub-Adviser and Address
----------------------------------------------------- -----------------------------------------------------------
RCB Small Cap Value Fund                              Reed Conner & Birdwell LLC
                                                      11111 Santa Monica Boulevard, Suite 1700 Los Angeles,
                                                      California  90025
----------------------------------------------------- -----------------------------------------------------------
High Yield Bond Fund                                  Halbis Capital Management (USA), Inc.
                                                      452 Fifth Avenue
----------------------------------------------------- -----------------------------------------------------------


----------------------------------------------------- -----------------------------------------------------------
                                                      New York, New York 10018
----------------------------------------------------- -----------------------------------------------------------
AHA Diversified Equity Fund                           AMBS Investment Counsel, LLC
                                                      1241 East Beltline, NE, Suite 150
                                                      Grand Rapids, Michigan 49525
----------------------------------------------------- -----------------------------------------------------------
AHA Balanced Fund                                     Freeman Associates Investment Management LLC
AHA Diversified Equity Fund                           12255 El Camino Real, Suite 200
                                                      San Diego CA 92130
----------------------------------------------------- -----------------------------------------------------------
AHA Socially Responsible Equity Fund                  SKBA Capital Management, LLC
AHA Diversified Equity Fund                           44 Montgomery Street, Suite 3500
                                                      San Francisco, California 94104
----------------------------------------------------- -----------------------------------------------------------
AHA Limited Maturity Fixed Income Fund                The Patterson Capital Corporation
                                                      2029 Century Park East, Suite 2950
                                                      Los Angeles, California  90025

                                                      City National Asset Management, Inc.
                                                      400 North Roxbury Drive
                                                      Beverly Hills, California 90210
----------------------------------------------------- -----------------------------------------------------------
AHA Full Maturity Fixed Income Fund                   Robert W. Baird & Co. Incorporated
AHA Balanced Fund                                     777 East Wisconsin Avenue, Suite 2200
                                                      Milwaukee, Wisconsin 53202
----------------------------------------------------- -----------------------------------------------------------
AHA Full Maturity Fixed Income Fund                   Boyd Watterson Asset Management, LLC
                                                      1801 East Ninth Street, Suite 1400
                                                      Cleveland, Ohio 44144
----------------------------------------------------- -----------------------------------------------------------



Item 29. Management Services.

         There are no management-related service contracts not discussed in Parts A and B.



Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 28th day of January, 2008.

                                             CNI CHARTER FUNDS

                                             By: /s/ Richard D. Byrd
                                             Richard D. Byrd
                                             President, Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Richard D. Byrd           President &                       January 28, 2007
-------------------           Chief Executive Officer
Richard D. Byrd


/s/ Eric Kleinschmidt         Controller &                      January 28, 2007
---------------------         Chief Operating Officer
Eric Kleinschmidt


Irwin G. Barnet*              Trustee                           January 28, 2007
----------------
Irwin G. Barnet


Vernon C. Kozlen *            Trustee                           January 28, 2007
------------------
Vernon C. Kozlen


Victor Meschures*             Trustee                           January 28, 2007
-----------------
Victor Meschures


William R. Sweet*             Trustee                           January 28, 2007
-----------------
William R. Sweet


James R. Wolford*             Trustee                           January 28, 2007
-----------------
James R. Wolford




* By:     /s/ Richard D. Byrd
          -------------------
          Richard D. Byrd, Attorney-in-Fact
          pursuant to Power of Attorney

                                                                       Exhibit A


                             EXPENSE LIMITATION AND
                             REIMBURSEMENT AGREEMENT

         This AGREEMENT is made this 28th day of January 2008, between CNI Charter Funds (the "Trust"), a Delaware statutory trust, City National Asset Management, Inc. ("CNAM"), a California corporation, and Reed, Conner & Birdwell, LLC, a Delaware limited liability company ("RCB").

         WHEREAS, CNAM has entered into an Investment Management Agreement with the Trust pursuant to which CNAM agrees to provide, or arrange for the provision of, investment advisory and management services to certain series of the Trust; and

         WHEREAS, RCB has entered into a Investment Sub-Advisory Agreement with CNAM pursuant to which RCB agrees to provide investment advisory and management services to the RCB Small Cap Value Fund series of the Trust (the "Fund"); and

         WHEREAS, the Trust, CNAM and RCB believe that limiting the total expenses of shares of the Fund is in the best interests of the Fund;

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         1. Limit on Operating Expenses. CNAM and RCB hereby agree to limit the Operating Expenses of each class of the Fund to the respective annual rate of total Operating Expenses specified for that class in Appendix A of this Agreement (each, an "Expense Cap"). The Expense Caps may be implemented by waivers of investment advisory fees and/or reimbursement of expenses, at the discretion of RCB. If RCB chooses to implement the Expense Caps by waiver of investment advisory fees, CNAM agrees to waive the investment advisory fees payable to it by the Fund pursuant to the Investment Management Agreement in the amounts necessary to achieve the Expense Caps, and RCB agrees that the investment sub-advisory fees payable to it by CNAM shall be proportionately reduced. RCB further agrees that any reimbursement of expenses to limit Operating Expenses in accordance with an Expense Cap shall be the responsibility of RCB.

         2. Definition. For purposes of this Agreement, the term "Operating Expenses" with respect to the Fund is defined to include all expenses necessary or appropriate for the operation of the Fund, including CNAM's investment advisory or management fee as described in the Investment Management Agreement and other expenses described in the Investment Management Agreement, but does not include any front-end or contingent deferred loads, taxes, interest, brokerage commissions, or extraordinary expenses such as litigation.

         3. Reimbursement of Fees and Expenses. RCB, pursuant to the Investment Sub-Advisory Agreement, retains its right to receive reimbursement of reductions of its investment advisory fee and Operating Expenses paid by it that are not its responsibility as described in the Investment Sub-Advisory Agreement.

         4. Recoupment Balance. Any fee reduced by RCB, or Operating Expenses paid by it (collectively, "subsidies"), pursuant to this Agreement may be reimbursed by the Fund to RCB no later than the end of the third fiscal year following the year to which the subsidy relates if the aggregate expenses for that period do not exceed an Expense Cap in effect at the time the subsidies were incurred or any more restrictive limitation to which RCB has agreed (subsidies available for reimbursement to RCB under this paragraph are collectively referred to as the "Recoupment Balance") and if the Board of Trustees approves the reimbursement. RCB generally shall seek reimbursement on a rolling three-year basis whereby the oldest subsidies are recouped first. RCB may not request or receive reimbursement of the Recoupment Balance in any year before payment of the Fund's operating expenses for such year and may not cause the Fund to exceed an Expense Cap or any other agreed upon expense limitation for that year in making such reimbursement. RCB shall not to request or seek reimbursement of subsidized Operating Expenses that are no longer eligible for reimbursement.

         5. Term. This Agreement shall continue in effect until January 30, 2008 unless sooner terminated in accordance with Section 6 herein.

         6. Termination. This Agreement may be terminated at any time by the Trust on behalf of the Fund or by the Board of Trustees of the Trust upon sixty
(60) days' written notice to CNAM and RCB without payment of any penalty and shall automatically terminate upon the termination of the Investment Management Agreement or Investment Sub-Advisory Agreement.

         7. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other parties.

         8. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

         9. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction of effect.

         10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



CNI CHARTER FUNDS                           CITY NATIONAL ASSET MANAGEMENT, INC.

By:                                         By:
   -------------------                         --------------------
Name:    Richard C. Byrd                    Name:
Title:   President                          Title:

REED, CONNER & BIRDWELL, LLC

By:
   -------------------
Name:
Title:

                                   SCHEDULE A




The annualized expenses of each class of the Fund will be limited to the following annual rate of average daily net assets shown below:



       Class                                        Expense Limitation
       -----                                        ------------------
       Institutional Class                          1.24%
       Class N                                      1.49%
       Class R                                      1.49%

                                                                       Exhibit B



                          INVESTMENT MANAGER AGREEMENT

              AGREEMENT made as of October 15, 2007 by and between CCM Advisors, LLC, a limited liability company organized under the laws of the state of Delaware (the "Adviser") and Boyd Watterson Asset Management, LLC, a company organized under the laws of Ohio (the "Investment Manager"), on behalf of the AHA Full Maturity Fixed Income Fund (the "Fund "), a series of CNI Charter Funds (the "Trust"):

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Trust issues shares (the "Shares") in its CNI Charter AHA Full Maturity Fixed Income Fund series (the "Fund") registered under the 1940 Act pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC"), as amended from time to time (the "Registration Statement");

         WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has filed notification filings under all applicable state securities laws;

         WHEREAS, the Adviser is employed by the Trust to act as investment adviser for and to manage, or arrange for the management of, the investment and reinvestment of the assets of such portion of the assets of the Fund as the Adviser shall from time to time designate (the "Account"), to the extent requested by and subject to the supervision and control of, the Board of Trustees of the Trust (the "Board");

         WHEREAS, the Trust and the Adviser desire to retain the Investment Manager to render investment advisory services to the Account; and

         WHEREAS, the Investment Manager is willing to provide investment advisory services to the Account, in the manner and on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of their mutual promises, the Adviser and the Investment Manager agree as follows:

                                    ARTICLE 1
                        Employment of Investment Manager

              1.1 The Adviser hereby employs the Investment Manager to manage the investment and reinvestment of the assets of the Account, to the extent requested by and subject to the supervision and control of, the Adviser and the Board for the period and upon the terms herein set forth.

              1.2 The Investment Manager accepts such employment and agrees during such period at its own expense to render such services, and to assume the obligations herein set forth for the compensation herein provided.

             1.3 The Investment Manager shall for all purposes be deemed to be an independent contractor, and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust, the Fund or the Adviser. Notwithstanding the foregoing, the Investment Manager shall, for the purposes of this agreement, have authority to act as agent for the Fund, subject to supervision by the Adviser and the Board.

              1.4 The services of the Investment Manager herein provided are not to be deemed exclusive and the Investment Manager shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

                                    ARTICLE 2
                          Duties of Investment Manager

              2.1 Investment Management Services.
                  ------------------------------

                  (a) Subject to the general supervision of the Board and the Adviser, the Investment Manager shall provide a continuous and discretionary investment program for the Account and determine the composition of the assets of the Account, including determination of the purchase, retention or sale of the securities, cash and other investments for the Account. In performing these duties, the Investment Manager shall:

                     (i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Fund as set forth in the Registration Statement;

                     (ii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

                     (iii) take such steps as are necessary to implement any overall investment strategies approved by the Board for the Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

                     (iv) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Account, including furnishing, within 60 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Account as of the end of the quarter;

                     (v) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Account;

                     (vi) provide such information as is reasonably requested to assist in the determination of the net asset value of the shares of the Fund in accordance with applicable law; and

                     (vii) not consult with any other sub-adviser of any other portion of the Fund or any other series of the Trust concerning transactions of the Fund or any other series of the Trust in which (a) the Investment Manager of any of its affiliated persons serves as principal underwriter, or (b) such other sub-adviser or any of its affiliated persons serves as principal underwriter.

                  (b) The Investment Manager acknowledges that neither the Adviser nor its employees shall be required to evaluate the merits of investment selections or decisions made by the Investment Manager or be required to approve the selections or decisions, or to confirm their compliance with applicable investment policies and restrictions; these responsibilities being within the duties of the Investment Manager.

                  (c) The Investment Manager's services shall be subject always to the control and supervision of the Adviser and the Board, the restrictions of the Agreement and Declaration of Trust (the "Declaration of Trust") and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, the statements relating to the Fund's investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement, and any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Adviser has furnished or will furnish the Investment Manager with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this agreement to furnish the Investment Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Investment Manager will be entitled to rely on all documents furnished by the Adviser.

                  (d) The Investment Manager represents that it shall make every effort to ensure that the Fund continuously qualifies as a Regulated Investment Company under Subchapter M of the Code or any successor provision. Except as instructed by the Board or the Adviser, the Investment Manager shall also make decisions for the Account as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Account's portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

                  (e) In connection with the acquisition or disposition of securities described in Section 2.1(a) (iii), the Investment Manager may place orders for the purchase or sale of Account investments for the account of the Fund with brokers or dealers selected by it and, to that end, the Investment Manager is authorized as agents of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Account, the Investment Manager is directed at all times to seek to obtain the best combination of net price and execution under the circumstances within the policy guidelines as set forth in the current Registration Statement. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, and other applicable provisions of law, the Investment Manager may select brokers or dealers with which it, the Adviser or the Fund is affiliated.

                  (f) In addition to seeking the best combination of net price and execution under the circumstances, the Investment Manager may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Adviser and Investment Manager. The Investment Manager is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Investment Manager's overall responsibilities with respect to the Account. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Investment Manager periodically will evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Investment Manager in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

                  (g) Nothing in this agreement shall preclude the aggregation of orders for sale or purchase of securities or other investments by two or more series of the Trust or by the Trust and other accounts (collectively, "Advisory Clients") managed by the Adviser or the Investment Manager to the Fund, provided that: (i) the Adviser or Investment Manager's actions with respect to the aggregation of orders for multiple Advisory Clients, including the Fund, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, "no-action" letters, or otherwise; and (ii) the Investment Manager's policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted to the Adviser.

                  (h) The Investment Manager will advise the Adviser and, if instructed by the Adviser, the Fund's custodian on a prompt basis each day by electronic telecommunication or facsimile of each confirmed purchase and sale of a portfolio security specifying the name of the issuer, the full description of the security including its class, amount or number of shares of the security purchased or sold, the market price, the commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker. Under no circumstances may the Trust, the Adviser, the Investment Manager, SEI Investments Mutual Fund Services or any affiliates of such parties act as principal in a securities transaction with the Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule or order under the 1940 Act and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Board.

                  (i) The Investment Manager shall inform the Adviser and the Board on a current basis of changes in investment strategy or tactics or key personnel. It shall also be the duty of the Investment Manager to furnish to the Board such information as may reasonably be necessary for the Board to evaluate this agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 7.

                  (j) The Investment Manager represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities.

                  (k) The Investment Manager acknowledges and agrees that (i) the names "CNI Charter" and "CNI Charter Funds" are the property of City National Bank, (ii) the name "AHA" is the property of the American Hospital Association, and (iii) the Investment Manager will publicly disseminate information concerning the Fund and the Trust only if such information has been approved in advance by the Trust.

                                    ARTICLE 3
                       Allocation of Charges and Expenses

             3.1 The Investment Manager will bear its own costs of providing services hereunder. Other than as specifically indicated herein the Investment Manager shall not be responsible for the Fund's or the Adviser's expenses, including, without limitation: the day to day expenses related to the operation and maintenance of office space, facilities and equipment; expenses incurred in the organization of the Fund, including legal and accounting expenses and certain costs of registering securities of the Fund under federal securities law and qualifying for sale under state securities laws; any share redemption expenses; expenses of portfolio transactions; shareholder servicing costs; pricing costs; interest on borrowings by the Fund; charges of the custodian and transfer agent, if any; cost of auditing services; all taxes and fees; certain insurance premiums; investor services (including allocable personnel and telephone expenses); the cost of paying dividends and capital gains distributions and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Trustees, officers and employees of the Trust.

             3.2 The Fund shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice.

                                    ARTICLE 4
                     Compensation of the Investment Manager

             4.1 For the services to be rendered as provided herein, the Adviser shall pay to the Investment Manager for each month of the Fund's fiscal year on the last day of each such month a fee based upon the average daily net assets of the Account, as determined pursuant to the Fund's Registration Statement, at the following annual rate as a percentage of the Account's average daily net assets:

             20 basis points (0.20%)

             4.2 For the month and year in which this agreement becomes effective or terminates there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the month and year respectively.

             4.3 If the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

             4.4 In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Investment Manager nor any officer, director, shareholder or other affiliate of the Investment Manager shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person's business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

             4.5 The Investment Manager agrees that in all matters relating to the management of the investment of the assets of the Fund, it will act in conformity with the Registration Statement, Declaration of Trust, and Bylaws of the Trust then in effect as provided to the Investment Manager in accordance with Section 2.1 (c).

                                    ARTICLE 5
                            Limitations of Liability

             5.1 The Investment Manager shall give the Fund the benefit of the Investment Manager's best judgment and efforts in rendering services under this agreement; provided, that the Investment Manager shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its obligations and duties under this agreement; (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.1(d) of this agreement. The terms of this Section 5.1 shall survive termination of this agreement.

                                    ARTICLE 6
                                Books and Records

             6.1 In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager shall maintain separate books and detailed records of all matters pertaining to the Fund (the "Fund's Books and Records"), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Fund's Books and Records shall be available by overnight delivery of copies or for telecopying without delay to the Adviser during any day that the Fund is open for business. The Investment Manager shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

             6.2 The Investment Manager agrees that all books and records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust's request. All such books and records shall be made available, within five business days of a written request, to the Trust's accountants or auditors during regular business hours at the Adviser's offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Investment Manager which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Investment Manager.

             6.3 The Investment Manager further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

                                    ARTICLE 7
                   Duration and Termination of this Agreement

             7.1 This agreement shall not become effective unless and until the later of the time at which it is approved by the Board, including a majority of Trustees who are not parties to this agreement or interested persons of any such party to this agreement, or the time at which it is approved by a majority of the Fund's outstanding voting securities as required by the 1940 Act. This agreement shall come into full force and effect on the later of such two dates. The agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (i) the Board, or by the vote of a majority of the Fund's outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

             7.2 Termination.
                 -----------

                  (a) This agreement may be terminated at any time, without penalty, by vote of the Board or by vote of the holders of a majority of such Fund's outstanding voting securities, or by the Adviser or Investment Manager, on sixty (60) days' written notice to the other party.

                  (b) This agreement may be terminated at any time without the payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Investment Manager or any officer or director of the Investment Manager has taken any action which results in a breach of the covenants of the Investment Manager set forth herein.

                  (c) This agreement shall automatically terminate in the event of its assignment.

                                    ARTICLE 8
                          Amendments to this Agreement

             8.1 This agreement may be amended by the parties only if such amendment is specifically approved by: (i) if required by law the vote of a majority of the Fund's outstanding voting securities, and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

             8.2 Notwithstanding anything herein to the contrary, this agreement may be amended by the parties without the vote or consent of shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Adviser or Investment Manager shall be liable for failing to do so.

                                    ARTICLE 9
                                     Notices

             9.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

            If to the Adviser:

                     CCM Advisors, LLC.
                     190 S. LaSalle Street, Suite 2800
                     Chicago, Illinois  60603
                     Attn:  Timothy L. Solberg

            If to the Investment Manager:

                     Boyd Watterson Asset Management, LLC
                     1801 East 9th Street, Suite 1400
                     Cleveland, OH  44114
                     Attn: Brian L. Gevry


                             ARTICLE 10
                      Miscellaneous Provisions

             10.1 Other Relationships. It is understood that the officers, Trustees, agents, shareholders and other affiliates of the Trust are or may be interested in the Adviser or Investment Manager as officers, directors, agents, shareholders, affiliates or otherwise, and that the officers, directors, shareholders, agents and other affiliates of the Adviser or Investment Manager may be interested in the Trust otherwise than as shareholders.

             10.2 Definitions of Certain Terms. The terms "assignment," "affiliated person" and "interested person", when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding voting securities" means the lesser of: (a) 67% or more of the votes attributable to Shares of the Fund or the Trust, as appropriate, present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Fund or the Trust, as appropriate.

             10.3 Applicable Law.

                  (a) This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to conflicts of law principles or precedents.

                  (b) This agreement shall be subject to the provisions of the Securities Act of 1933, as amended, the 1940 Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

             10.4 Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

             10.5 Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

             10.6 Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

             10.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

             10.8 Cumulative Rights. The rights, remedies and obligations contained in this agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

             10.9 Compensation of Officers, Trustees and Employees. No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as a Trustee, officer or employee of the Fund while at the same time holding a position as a director, officer, partner, member or employee of the Investment Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Investment Manager's staff.

             IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

                                CCM ADVISORS, LLC


                                By:  /s/ Timothy G. Solberg
                                Title: Managing Director / CIO



                                BOYD WATTERSON ASSET MANAGEMENT, LLC

                                (Investment Manager)

                                By: /s/ James R. Shirak
                                Title: Executive Vice President

                                                                       Exhibit C



          CONSENT TO ASSIGNMENT AND ASSUMPTION DATED NOVEMBER 26, 2007

SEI Investments Global Fund Services ("SGFS"), as successor by merger to SEI Investments Fund Management Corporation and CNI Charter Funds ("the Trust") hereby consent to the assignment of the Transfer Agency Agreement (including all attachments thereto and all right duties, responsibilities and obligations thereunder) dated as of April 1, 1999 by and between sei Investments Fund Management Corporation and the Trust (the "Agreement") by SGFS to SGFS's affiliate, SEI Investments Management Corporation ("SIMC"). SIMC hereby agrees to assume all such rights duties responsibilities and obligations under the Agreement. From and after the date of this letter agreement, all references to "Transfer Agent" in the Agreement shall be construed as references to SIMC. Except as specifically modified by this letter agreement, all of the provisions of the Agreement are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect.

This consent shall be deemed effective when any one or more counterparts hereof, individually or taken together, shall bear the original or facsimile signature of each of the parties hereto.


SEI Investments Global Fund Services               CNI Charter Funds


By: /s/ James Ndiaye                               By: /s/ Michael T. Pang

Name:  James Ndiaye                                Name: Michael T. Pang

Title:  Vice President                             Title: VP

SEI Investments Management Corporation


By: /s/ Timothy D. Barto

Name: Timothy D. Barto

Title: Vice President

                                                                       Exhibit D



                  SHAREHOLDER SERVICES FEE LIMITATION AGREEMENT

         This AGREEMENT is made this 28th day of January 2008, between CNI Charter Funds (the "Trust"), a Delaware statutory trust, and City National Bank ("CNB"), a Delaware federally chartered bank.

         WHEREAS, CNB has entered into a Shareholder Services Agreement with the Trust pursuant to which CNB agrees to provide certain services described in the Shareholder Services Agreement to clients who from time to time beneficially own shares of certain series of the Trust, including the RCB Small Cap Value Fund (the "Fund"); and

         WHEREAS, the parties currently desire to limit the shareholder services fees payable to CNB by the Fund;

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         1. Waiver of Shareholder Servicing Fees. CNB hereby agrees to waive all compensation payable to it pursuant to the Shareholder Services Agreement (the "Service Fees") by the Fund.

         2. Reimbursement of Shareholder Servicing Fees. CNB hereby agrees that any Service Fees waived by it pursuant to this Agreement shall not be eligible for reimbursement by the Fund to CNB.

         3. Term. This Agreement shall continue in effect until January 30, 2008 unless sooner terminated in accordance with Section 4 herein.

         4. Termination. This Agreement may be terminated at any time by the Trust on behalf of the Fund or by the Board of Trustees of the Trust upon sixty
(60) days' written notice to CNB without payment of any penalty and shall automatically terminate upon the termination of the Shareholder Services Agreement.

         7. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other parties.

         8. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

         9. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction of effect.

         10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



CNI CHARTER FUNDS                                   CITY NATIONAL BANK

By:                                                 By:
    -------------------------                          -------------------------
Name:    Richard D. Byrd                            Name:
Title:   President, Chief Executive Officer         Title:

                                                                       Exhibit E



                                CNI CHARTER FUNDS

                         SHAREHOLDER SERVICES AGREEMENT


         THIS SHAREHOLDER SERVICES AGREEMENT (this "Agreement") is made as of the 1st day of October, 2005, by and between CNI CHARTER FUNDS, a Delaware statutory trust (the "Trust"), and CCM ADVISORS, LLC, a Delaware limited liability company ("CCMA").

                                   WITNESSETH

         WHEREAS, the Trust is registered as open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust, on behalf of certain series of the Trust listed on Exhibit A hereto, as the same may be amended from time to time (each, a "Fund"), wishes to retain CCMA to provide certain services described herein to clients ("Clients") who from time to time beneficially own shares ("Shares") of any of the Funds, and CCMA is willing to provide such shareholder services in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Trust, on behalf of the Funds, hereby appoints CCMA to provide the shareholder services specified in Section 2 of this Agreement to those Clients who may from time to time beneficially own Shares of the Funds. CCMA accepts the appointment and agrees to provide those shareholder services in return for compensation as provided in Section 6 of this Agreement. CCMA agrees that the shareholder services required to be furnished hereunder shall be furnished in compliance with all relevant provisions of state and federal law, and in compliance with all applicable rules and regulations of all relevant regulatory agencies, including, without limitation, the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the applicable rules and regulations promulgated thereunder, and the applicable Conduct Rules of the Financial Industry Regulatory Authority, Inc.

     2. Services and Responsibilities on a Continuing Basis. CCMA will provide the following shareholder services on a regular basis, which shall be daily, weekly, or as otherwise appropriate, unless otherwise specified by the Trust:

          (a)  responding to Client inquiries;

          (b) processing purchases and redemptions of shares of the Funds, including reinvestment of dividends;

          (c)  assisting   Clients  in  changing   dividend   options,   account
               designations and addresses;

          (d) transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to Clients (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account); and

          (e) providing such other information and assistance to Clients as may be reasonably requested by such Clients.

CCMA is under no obligation to, and shall not, provide pursuant to this Agreement any services with respect to the sale or distribution of shares of the Funds.

     3. Standard of Care. In the performance of its duties hereunder, CCMA shall be obligated to exercise due care and diligence and to act in good faith and to use its best efforts. Without limiting the generality of the foregoing or of any other provision of this Agreement, CCMA shall not be liable for delays or errors or losses of data that result from acts of war or terrorism, national emergencies or catastrophes directly affecting CCMA, but such relief from liability shall not extend to delays, errors, or losses of data that result from power failures or other contingencies that typically are addressed by contingency or emergency plans meeting industry standards.

     4. Confidentiality. CCMA agrees, on behalf of itself and its employees, to treat confidentially all records and other information about the Funds and the Trust and all prior, present, or potential Clients. This confidential information may be disclosed only after prior notification to, and approval of release of information in writing by, the Trust, which approval shall not be unreasonably withheld, nor may it be withheld where CCMA may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     5. Independent Contractor. CCMA shall, for all purposes herein, be deemed to be an independent contractor, and CCMA shall, unless otherwise expressly provided and authorized to do so, have no authority under this Agreement to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds, except to the limited extent expressly provided in this Agreement. It is expressly understood and agreed that the services to be rendered by CCMA under the provisions of this Agreement are not to be deemed exclusive, and CCMA shall be free to render similar or different services to others so long as its ability to render the services provided for in this agreement shall not be impaired materially thereby.

     6. Compensation. As compensation for the services rendered and responsibilities assumed by CCMA during the term of this Agreement, each Fund will pay to CCMA a service fee not to exceed the per annum percentage of the average daily net asset value of such Fund's shares set forth on Exhibit A. The service fee shall be accrued daily by the Funds and paid to CCMA on a monthly basis.

     7. Indemnification.

          (a) CCMA agrees to indemnify and hold harmless the Funds, the Trust and its officers and Trustees from all claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from any action or thing which CCMA takes or does or omits to take or do which is in violation of this Agreement, not in accordance with written instructions given by an officer of the Trust, in violation of written procedures then in effect, or arising out of CCMA's own willful misfeasance, bad faith, negligence or reckless disregard of the duties and obligations under this Agreement.

          (b) CCMA shall provide such security as is necessary to prevent unauthorized use of any on-line computer facilities. CCMA agrees to release, indemnify and hold harmless the Trust and the Funds from any all direct or indirect liabilities or losses resulting from requests, directions, actions, or inactions of or by CCMA, its officers, employees or agents regarding the redemption, transfer or registration of the Fund's shares for accounts of its Clients. Officers of CCMA will be available to consult from time to time with officers of the Trust and the Trustees concerning performance of the services contemplated by Section 2 of this Agreement.

     8. Fund Information. No person is authorized to make any representations concerning the Funds, Shares of the Funds or shareholder services that are inconsistent with the terms of this Agreement. Neither CCMA nor any of its respective agents will use or distribute, or authorize the use or distribution of, any statements other than those contained in the Funds' current Prospectuses or Statements of Additional Information or in such current supplemental literature as may be authorized by the Funds.

     9. Duration and Termination. This Agreement shall continue until terminated by the Trust or CCMA on 60 days' prior written notice to the other. CCMA's indemnification obligations under Section 7(a) shall survive the termination of this Agreement. All notices and other communications hereunder shall be writing.

     10. Amendments. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such charge or waiver is sought.

     11. Miscellaneous.

          (a) This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

          (b) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of California as applicable to contracts between California residents entered into and to be performed entirely within California.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          (e) CCMA acknowledges that it has received notice of and accepts the limitations of the Funds' liability set forth in the Trust's Agreement and Declaration of Trust. CCMA agrees that each Fund's obligations under this Agreement shall be limited to the Fund and to its assets, and that CCMA shall not seek satisfaction of any such obligation from the Fund or from any trustee, officer, employee or agent of the Trust or the Fund.

          (f) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

          (g) This Agreement may not be assigned without the prior mutual written consent of all parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers designated below on the day and year first written above.


CNI CHARTER FUNDS                                            CCM ADVISORS, LLC



By:                                                          By:
        ------------------------------------                          ------------------------------------

Name:    Richard D. Byrd                                     Name:    Timothy G. Solberg

Title:   President & Chief Executive Officer CNI Charter     Title:   Managing Director & Chief Investment Officer
         Funds                                                        CCM Advisors, LLC

                                    EXHIBIT A

                              FUNDS COVERED BY THE
                         SHAREHOLDER SERVICES AGREEMENT


Name of Fund                                          Annual Service Fee Rate
------------                                          -----------------------
AHA Limited Maturity Fixed Income Fund                        0.25%
AHA Full Maturity Fixed Income Fund                           0.25%
AHA Balanced Fund                                             0.25%
AHA Diversified Equity Fund                                   0.25%
AHA Socially Responsible Equity Fund                          0.25%

Dated:  October 1, 2005

                                                                       Exhibit F



                  SHAREHOLDER SERVICES FEE LIMITATION AGREEMENT

         This AGREEMENT is made this 28th day of January 2008, between CNI Charter Funds (the "Trust"), a Delaware statutory trust, and CCM Advisors, LLC ("CCMA"), a Delaware limited liability company.

         WHEREAS, CCMA has entered into a Shareholder Services Agreement with the Trust pursuant to which CCMA agrees to provide certain services described in the Shareholder Services Agreement to clients who from time to time beneficially own shares of any of the series of the Trust listed on Appendix A of this Agreement (the "Funds"); and

         WHEREAS, the parties currently desire to limit the shareholder services fees payable to CCMA by the Funds;

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         1. Limit on Shareholder Servicing Fees. CCMA hereby agrees to limit the compensation payable to it pursuant to the Shareholder Services Agreement (the "Service Fees") by each Fund to the respective annual percentage of the average daily net asset value of such Fund's shares set forth on Appendix A of this Agreement.

         2. Reimbursement of Shareholder Servicing Fees. CCMA hereby agrees that any Service Fees reduced by it pursuant to this Agreement shall not be eligible for reimbursement by the Fund to CCMA.

         3. Term. This Agreement shall continue in effect until January 30, 2008 unless sooner terminated in accordance with Section 4 herein.

         4. Termination. This Agreement may be terminated at any time by the Trust on behalf of the Fund or by the Board of Trustees of the Trust upon sixty
(60) days' written notice to CCMA without payment of any penalty and shall automatically terminate upon the termination of the Shareholder Services Agreement.

         7. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other parties.

         8. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

         9. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction of effect.

         10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of

1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



CNI CHARTER FUNDS                                  CCM ADVISORS, LLC

By:                                                By:
    -------------------                                ----------------------
Name:    Richard D. Byrd                           Name:    Timothy G. Solberg
Title:   President, Chief Executive Officer        Title:   Managing Director &
                                                   Chief Investment Officer

                                   SCHEDULE A




The annualized Service Fees of each Fund will be limited to the following annual rate of average daily net assets shown below:



   Fund                                                   Service Fee Limitation
   ----                                                   ----------------------
   AHA Limited Maturity Fixed Income Fund                 0.0%
   AHA Full Maturity Fixed Income Fund                    0.0%
   AHA Diversified Equity Fund                            0.15%
   AHA Socially Responsible Equity Fund                   0.0%

                                                                       Exhibit G



                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                            Telephone (213) 683-6000


January 28, 2008

CNI Charter Funds
400 North Roxbury Drive
Beverly Hills, California 90210

Re: CNI Charter Funds (the "Trust")

Ladies and Gentlemen:

We hereby consent to the reference to our firm under the heading "Legal Counsel" in the Statement of Additional Information filed as Part B of Post-Effective Amendment No. 34 to the Trust's Registration Statement.

Very truly yours,

/s/ Paul, Hastings, Janofsky & Walker LLP

                                                                       Exhibit H



            Consent of Independent Registered Public Accounting Firm
            --------------------------------------------------------


The Shareholders and Board of Trustees of
CNI Charter Funds:

We consent to the use of our report dated November 19, 2007, incorporated herein by reference, for the CNI Charter Funds, comprised of the Large Cap Value Equity Fund, the Large Cap Growth Equity Fund, the RCB Small Cap Value Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government Money Market Fund, and the California Tax Exempt Money Market Fund, as of September 30, 2007, and to the references to our firm under the heading "financial highlights" in the Prospectus and under the headings "Independent Registered Public Accounting Firm and Reports to Shareholders" in the Statement of Additional Information.





Philadelphia, Pennsylvania
January 28, 2008

                                                                       Exhibit I



                                CNI CHARTER FUNDS
                              AMENDED AND RESTATED
                               MULTIPLE CLASS PLAN



         This Amended and Restated Multiple Class Plan (this "Plan"), dated December 6, 2007, is required by Securities and Exchange Commission Rule 18f-3 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act").

         This Plan shall govern the terms and conditions under which CNI Charter Funds (the "Trust") may issue separate classes of shares representing interests in the series of the Trust (each a "Fund" and together the "Funds") listed on Appendix A. To the extent that a subject matter herein is covered by the Trust's Agreement and Declaration of Trust or Bylaws, the Agreement and Declaration of Trust and Bylaws will control in the event of any inconsistencies with the descriptions herein.

SECTION 1.  Rights and Obligations.

         Except as set forth herein, all classes of shares issued by a Fund shall have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations, and terms and conditions. The only differences among the various classes of shares relate solely to the following: (a) each class may be subject to different class expenses and sales charges as discussed under Section 3 of this Plan; (b) each class may bear a different identifying designation; (c) each class has exclusive voting rights with respect to matters solely affecting such class (except as set forth in Section 6 below); (d) each class may have different exchange privileges; (e) each class may provide for the automatic conversion of that class into another class; and (f) each class may be offered to different types of investors.

SECTION 2.  Classes of Shares and Designation Thereof.

         I. Each Fund other than the AHA Funds, as specified in Appendix A, may offer any or all of the following classes of shares:

         (a) Class N Shares. "Class N Shares" will be offered with no sales charges or transactions fees. Class N Shares will be subject to a Rule 12b-1 distribution fee of up to an annual rate of 0.50% and an ongoing shareholder servicing fee of up to an annual rate of 0.25 % of average daily net assets attributable to the Class N Shares. Class N Shares do not automatically convert into shares of any other class.

         (b) Class S Shares. "Class S Shares" will be offered with no sales charges or transactions fees. Class S Shares will be subject to a Rule 12b-1 distribution fee of up to an annual rate of 0.50% and an ongoing shareholder servicing fee of up to an annual rate of 0.25 % of average daily net assets attributable to the Class S

                  Shares. Class S Shares do not automatically convert into shares of any other class.

         (c) Class R Shares. "Class R Shares" will be offered with a front-end sales charge of 3.50%. Class R Shares will be subject to a Rule 12b-1 distribution fee of up to an annual rate of 0.50% and an ongoing shareholder servicing fee of up to an annual rate of 0.25% of average daily net assets attributable to the Class R Shares. Class R Shares do not automatically convert into shares of any other class.

         (d) Institutional Class Shares. "Institutional Class Shares" will be offered with no sales charges or transactions fees. Institutional Class Shares will not be subject to a Rule 12b-1 distribution fee but will be subject to a shareholder servicing fee of up to an annual rate of 0.25% of average daily net assets attributable to the Institutional Class Shares. Institutional Class Shares do not automatically convert into shares of any other class.

         II. Each AHA Fund, as specified in Appendix A, may offer any or all of the following classes of shares:

         (a) Class N Shares. "Class N Shares" will be offered with no sales charges or transactions fees. Class N Shares will be subject to a Rule 12b-1 distribution fee of up to an annual rate of 0.25% of average daily net assets attributable to the Class N Shares. Class N Shares may be offered by broker/dealers and financial institutions who hold such Class N Shares for the benefit of their customers, employee benefit plans and pension and profit-sharing plans. Class N Shares do not automatically convert into shares of any other class.

         (b) Institutional Class Shares. "Institutional Class Shares" will be offered with no sales charges or transactions fees. Institutional Class Shares will not be subject to a Rule 12b-1 distribution fee. Institutional Class Shares are sold to participants in the American Hospital Association ("AHA") Investment Program, member hospitals of the AHA, their affiliated organizations, insurance funds, and other organizations within the healthcare industry, as well as to employee benefit plans, and pension and profit-sharing plans of health-related and other companies. Institutional Class Shares do not automatically convert into shares of any other class.

SECTION 3.  Allocation of Expenses.

         (a) Class Expenses. Each class of shares may be subject to different class expenses consisting of: (1) front-end sales charges or contingent deferred sales charges; (2) Rule 12b-1 plan distribution fees and shareholder service fees, if applicable to a particular class; (3) transfer agency and other recordkeeping costs to the extent allocated to a particular class; (4) Securities and Exchange Commission ("SEC") and blue sky registration fees incurred separately by a particular class; (5) litigation or other legal expenses relating solely to a particular class; (6) printing and postage expenses related to the preparation and distribution of class-specific materials such as shareholder reports, prospectuses and proxies to shareholders of a particular class; (7) expenses of administrative personnel and services as required to support the shareholders of a particular class; (8) audit or accounting fees or expenses relating solely to a particular class; (9) Trustee fees and expenses incurred as a result of issues relating solely to a particular class and (10) any other expenses subsequently identified that should be properly allocated to a particular class, which shall be approved by the Board of Trustees; (collectively, the "Class Expenses").

         (b) Other Expenses. Except for the Class Expenses discussed above (which will be allocated to the appropriate class), all expenses incurred by each Fund will be allocated in accordance with Rule 18f-3 (c).

         (c) Waivers and Reimbursements of Expenses. City National Asset Management, Inc. ("CNAM"), CCM Advisors, LLC ("CCMA," and together with CNAM, the "Managers") and any provider of services to the Funds may waive or reimburse the expenses of a particular class or classes, provided, however, that such waiver shall not result in cross-subsidization between classes.

SECTION 4.  Allocation of Income.

         The Funds will allocate income and realized and unrealized capital gains and losses in accordance with Rule 18f-3 (c).


SECTION 5.  Exchange Privileges.

         A class of shares of a Fund may be exchanged only for the same class of shares of another Fund. All exchanges will be subject to such conditions as may be imposed from time to time as disclosed in Appendix B.

SECTION 6.  Automatic Conversions.

         At this time, no class of shares will convert automatically into any other class of shares. Any future implementation of this conversion feature is subject to the continuing availability of a ruling or regulations of the Internal Revenue Service, or of an opinion of counsel or tax adviser, stating that the conversion of one class of shares to another does not constitute a taxable event under federal income tax law. The conversion feature may be suspended if such a ruling, regulation or opinion is not available.

SECTION 7.  Effective When Approved.

         This Plan shall not take effect until a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, find that the Plan, as proposed and including the expense allocations, is in the best interests of each class individually and the Trust as a whole.

SECTION 8.  Amendments.

         This Plan may not be amended to materially change the provisions of this Plan unless such amendment is approved in the manner specified in Section 7 above.

                                  APPENDIX A TO
                               MULTIPLE CLASS PLAN
                              OF CNI CHARTER FUNDS

                              MULTIPLE CLASS FUNDS


Prime Money Market Fund (Class N, Class S and Institutional Class) Government Money Market Fund (Class N, Class S and Institutional Class) California Tax-Exempt Money Market Fund (Class N, Class S and Institutional Class)
Large Cap Growth Equity Fund (Class N and Institutional Class)
Large Cap Value Equity Fund (Class N and Institutional Class)
Corporate Bond Fund (Class N and Institutional Class)
Government Bond Fund (Class N and Institutional Class)
California Tax Exempt Bond Fund (Class N and Institutional Class)
High Yield Bond Fund (Class N and Institutional Class)
RCB Small Cap Value Fund (Class N, Class R and Institutional Class) Multi-Asset Fund (Class N and Institutional Class)


AHA Funds
---------

AHA Limited Maturity Fixed Income Fund (Class N and Institutional Class) AHA Full Maturity Fixed Income Fund (Class N and Institutional Class) AHA Balanced Fund (Class N and Institutional Class)
AHA Diversified Equity Fund (Class N and Institutional Class)
AHA Socially Responsible Equity Fund (Class N and Institutional Class)



Dated:  December 6, 2007

                                  APPENDIX B TO
                               MULTIPLE CLASS PLAN
                                       OF
                                CNI CHARTER FUNDS

                               EXCHANGE PRIVILEGES


SECTION 1. TERMS AND CONDITIONS OF EXCHANGES.

         Shareholders of the Funds discussed herein may participate in exchanges as described below. An exchange is permitted only in the following circumstances:

         (a) if two Funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class N Shares of one Fund cannot be exchanged for Class S Shares of another Fund, nor can Class N Shares of one Fund be exchanged for Class S Shares of that same Fund);

         (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Fund acquired through such exchange;

         (c) the shares of the Fund acquired through exchange must be qualified for sale in the state in which the shareholder resides;

         (d) the exchange must be made between accounts having identical registrations and addresses;

         (e) the full amount of the purchase price for the shares being exchanged must have already been received by the Fund;

         (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the Fund;

         (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten days, and all other shares are held in an account for at least one day, prior to the exchange; and

         (h) certificates (if any) representing shares must be returned before shares can be exchanged.

         Because excessive exchanges can harm a Fund's performance, the Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading (accounts under common ownership or control and accounts with the same taxpayer identification number will be counted together). The Managers and the Funds' transfer agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change. Limits may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and U.S. Department of Labor regulations (for those limits, see plan materials). The Funds reserve the right to refuse exchanges by any person or group if, in a Manager's judgment, a Fund would be unable effectively to invest the money in accordance with its investment objective and policies, or would otherwise be potentially adversely affected. A shareholder's exchanges may be restricted or refused if a Fund receives, or a Manager anticipates, simultaneous orders affecting significant portions of that Fund's assets and, in particular, a pattern of exchanges coinciding with a "market timing" strategy. Although the Funds attempt to provide prior notice to affected shareholders when it is reasonable to do so, they may impose these restrictions at any time. The Funds reserve the right to terminate or modify the exchange privileges of Fund shareholders in the future.

         THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY SUCH FUNDS OR BY A MANAGER OR DISTRIBUTOR AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

         Shares to be exchanged will be redeemed at their net asset value as determined at the close of business on the day that an exchange request in proper form is received, as described in the applicable prospectus. Exchange requests received after the required time will result in the redemption of shares at their net asset value as determined at the close of business on the next business day.

         In the event of unusual market conditions, a Fund reserves the right to reject any exchange request if, in the judgment of a Manager, the number of requests or the total value of the shares that are the subject of the exchange are likely to place a material burden on a Fund. For example, the number of exchanges by investment managers making market-timing exchanges may be limited.

SECTION 2. FEES.

         There is no fee for exchanges among the Funds.

         SEE THE APPLICABLE PROSPECTUS FOR MORE INFORMATION ABOUT SHARE
EXCHANGES.

                                                                       Exhibit J



                                   [CCMA Logo]
                                CCM Advisors, LLC
                                 Code of Ethics
                                   April 2007

                              190 South LaSalle St.
                                   Suite 2800
                                Chicago, IL 60603

                                CCM Advisors, LLC
                                 Code of Ethics
                                Table of Contents


I.   Introduction.............................................................1

II.  Definitions..............................................................2

III. Personal Trading Policies
     A.  Pre-Approval Requirements............................................3
     B.  Approval Procedures and Investing Guidelines.........................3
     C.  Transactions Exempt from Pre-Clearance...............................4
     D.  Transactions Which Always Require Pre-Clearance......................4
     E.  Quarterly Personal Securities Transaction Reports....................5
     F.  Initial and Annual Holdings Reports..................................5
     G.  Sanctions for Personal Trading Violations............................5
     H.  Reporting Responsibilities...........................................6

IV.  Insider Trading
     A.  Introduction.........................................................7
     B.  Elements of Insider Trading..........................................7
     C.  Penalties for Insider Trading........................................8
     D.  Procedures to Implement Policy Against Insider Trading...............9

V.   General Business Conduct
     A.  Conflicts of Interest................................................11
     B.  Gifts and Gratuities.................................................12
     C.  Service as a Director of a Public Company............................13
     D.  Confidentiality of Fund Transactions.................................13

VI.  Annual Review of Code of Ethics..........................................15

VII. Annual Acknowledgement of Code of Ethics.................................16

EXHIBITS
Exhibit A - Personal Security Transaction Pre-Approval Form...................17
Exhibit B - Personal Securities Transaction Report............................18
Exhibit C - Initial Holdings Report Certification.............................19
Exhibit D - Annual Holdings Report Certification..............................20
Exhibit E - CNC Securities Trading Policy.....................................21

I. INTRODUCTION

This Code of Ethics is intended to assist all officers, directors and Employees (each a "Supervised Person") of CCM Advisors, LLC ("CCMA" or the "Firm") in meeting the Firm's fiduciary obligation to each of its Clients. The Firm expects all Supervised Persons to conduct themselves in an ethical manner which is consistent with our fiduciary obligations. As a registered investment adviser, the Firm is governed by applicable Federal and State securities laws with respect to its fiduciary obligations. A critical component of our fiduciary duty to our clients is to avoid potential conflicts of interest. As such our Code of Ethics requires the following:

     o Supervised Persons of CCMA must place the interest of our clients first at all times;
     o Employees must execute personal securities transactions in compliance with this Code of Ethics and avoid any actual or potential conflict of interest. Even the appearance of a conflict of interest must be anticipated and avoided;
     o Supervised Persons of CCMA should not take inappropriate advantage of their professional position nor unfair advantage of information that they learn; and
     o Supervised Persons must comply with all applicable federal securities laws.

It will be considered a violation of this Code of Ethics to knowingly partake in activities that are technically in compliance but which indicate a pattern of abuse or are incompatible with the principles set forth above.

If a Supervised Person becomes aware of any violation of this Code of Ethics, the Supervised Person must report the violation to the Chief Compliance Officer
(CCO). Any questions regarding the specific provisions of this Code of Ethics should be referred to the CCO.

Any violation of this Code of Ethics will result in the imposition of sanctions by CCMA as may be deemed appropriate under the circumstances to achieve the purposes of the Code of Ethics which may include suspension or termination of employment, a letter or censure and/or restitution. Additional sanctions may be imposed as detailed in other sections of this Code of Ethics.

II. DEFINITIONS
For the purpose of this Code of Ethics, the following definitions shall apply.

"Beneficial Ownership" of a security shall mean having or sharing, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. The determination of direct or indirect beneficial ownership shall apply to all securities which a Supervised Person has or acquires. A Supervised Person is generally regarded as having beneficial ownership of securities in the Supervised Person's own name; securities in the names of members of the immediate family, including a spouse, minor child, and a relative sharing the same house; securities in the name of a domestic partner; securities held by anyone else if the Supervised Person obtains benefits substantially equivalent to ownership of the securities; or can obtain ownership of the securities immediately or at some future time; securities held by others for the Supervised Person's benefit (i.e., by a custodian, broker, trustee, executor or administrator); securities held for a Supervised Person's account by pledgees; or securities owned by any closely held or related corporation which would be regarded as a personal holding corporation of such Supervised Person.

"Covered Security" means any Security (as defined below) other than a Security that is (i) a direct obligation of the Government of the United States;
         (ii) a bankers' acceptance, bank certificate of deposit, commercial paper, or high quality short-term debt instrument, including a repurchase agreement; or (iii) a share of an open-end investment company registered under the Act, except those companies that are advised or sub-advised by CCMA or any of CCMA's affiliates. A listing of open-end investment companies which are advised or sub-advised by CCMA or its affiliates is available from the CCO.

"Employee" includes individuals who work for CCMA on an ongoing basis either full-time or part-time, officers of the firm who may be employees of Convergent Capital Management and some contractors providing long-term (greater than three consecutive months) service to the Firm. The CCO and Managing Director will be responsible for determining if a long-term contractor should be covered by this Code based on the degree of supervision and control and access to investment information.

"Security" includes all stock, debt obligations and other instruments in which client funds may be invested, including any warrant or option to acquire or sell a security and financial futures contracts.

"Supervised Person of CCMA" means any officer, director or Employee (as defined above) of CCMA.

III. PERSONAL TRADING POLICIES

All Employees are subject to the following policies governing personal securities transactions. The Firm has deemed all Employees as Access Persons as defined by Rule 204A-1(e) (1) under the Investment Advisers Act. Failure to comply with any of these procedures may result in sanctions including termination of employment.


A. PRE-APPROVAL REQUIREMENTS

     1. Pre-approval is required for all transactions of over $10,000 in Covered Securities that occur in any account in which you have Beneficial Ownership. Pre-approval may also be required for some transactions below that amount subject to other sections of this Code. Employees are required to pre-clear their personal securities transactions prior to execution for all transactions in Covered Securities.
          a. It will not be considered a violation of this Code to purchase or sell a Covered Security in reliance on the de minimus exemption and without knowledge of any pending or recent transaction in that security in a client account, even if a transaction is pending or was recently completed.

     2. Pre-approval is not required for securities that are excepted from the Covered Securities definition.

     3. Pre-approval is not required for automatic investments in or withdrawals from 529 plans, 401(k) plans and similar investment plans. However, any transaction which overrides the pre-set allocation of the automatic investment plan must be pre-approved.


B. APPROVAL PROCEDURES & INVESTING GUIDELINES

     1. Employees must obtain written approval for personal securities transactions in Covered Securities using the Personal Security Transaction Pre-approval Form (Exhibit A). Employees must submit the completed form to the CCO and receive approval prior to placing the trade. Approval is good only for the date approved and the following business day.

     2. Employees' personal trade requests will be approved or denied based on whether the Employee is likely to benefit from purchases or sales being made or being considered on behalf of client accounts.

     3. Employees will not be approved to purchase or sell a security that is a new purchase or recent sale in client accounts, including accounts managed by sub-advisors, for the duration of the client account trading and seven calendar days following the completion of the trade, subject to all other provisions of this Code. However, under special circumstances (i.e., home purchase or other hardship) the CCO may allow an Employee to sell a security holding that is otherwise prohibited under this policy.

     4. Employee trades should be executed in a manner consistent with our fiduciary obligations to our clients: to avoid actual improprieties, but also the appearance of impropriety. Employee trades must not be timed to precede orders placed for any client nor should trading activity be so excessive as to conflict with fulfilling daily job responsibilities.

     5. The CCO will maintain the originals of all pre-clearance forms. Employees may request a copy of their forms for their own records.

C. TRANSACTIONS WHICH ALWAYS REQUIRE PRE-CLEARANCE

     1. Employees are prohibited from engaging in "short-term" trading except under limited circumstances. For the purpose of this Code, "short-term" trading is defined as the sale/cover of a security within 30 days of a purchase/short of the same security. However, if the price of the security changes by 20% or more within 30 days of being purchased, the CCO may waive this restriction. Pre-approval must be obtained for all short-term sales, regardless of the size of the transaction, subject to the provisions of this Code.

     2. Employees may not participate in Initial Public Offerings (IPO) or Private Placements (including Limited Partnerships, Hedge Funds, Private Equity Partnerships and Venture Capital Funds) if the availability of such participation stems from, or appears to stem from, the Employee's relationship with CCMA. If participation in the IPO or Private Placement is not in any way related to the Employee's relationship with the Firm, the CCO may approve participation. Pre-approval must be obtained for all IPO and Private Placement purchases, regardless of the size of the transaction, subject to the provisions of this Code.

     3. All Employee transactions in investment companies that are advised by CCMA require pre-clearance.

     4. Employee trading in the shares of CCMA's publicly-held parent company, City National Corporation (Ticker: CYN) may only be done in accordance with City National's Security Trading Policy (Exhibit E). This policy includes pre-clearance by the corporation's General Counsel and is subject to black-out periods as well as other restrictions.


D. TRANSACTIONS EXEMPT FROM PRE-CLEARANCE

The following types of transactions are exempt from the pre-clearance requirements in this Section. The exemption from pre-clearance does not extend to the reporting requirements.

     1. Transactions made in an account over which the Employee has no direct influence or control and does not exercise indirect influence or control. Employees must meet the following requirements with respect to any such account:
          a. Provide the CCO with a copy of the investment management agreement for the account;
          b. Provide a signed annual letter from the Employee's financial advisor, certifying that the advisor has not asked for or received any trading recommendations, instructions or suggestions from the Employee and that the Employee did not veto, approve or have prior notice of any transactions in the account (however, year end tax selling is excluded for this purpose); and
          c. Comply with the quarterly and annual reporting requirements of this Code.

     2. Involuntary purchases or sales, such as dividend re-investment plans or corporate actions.

     3. Transactions in Securities that are excluded from the definition of Covered Securities in Section II of this Code.


E. QUARTERLY PERSONAL SECURITIES TRANSACTION REPORTS

All Supervised Persons are required to complete the Quarterly Personal Securities Transaction Report (Exhibit B) or provide equivalent information for all brokerage accounts in which the Supervised Person has direct or indirect beneficial ownership. The report is due no later than 30 calendar days after the close of the quarter. In addition to asking Supervised Persons to certify their quarterly transactions, the report asks Supervised Persons to indicate any accounts which were opened or closed during the quarter.


F. INITIAL AND ANNUAL HOLDINGS REPORTS

All Supervised Persons are required to complete an initial holdings report (Exhibit C) and annual holdings report (Exhibit D) to disclose their personal securities holdings in all accounts in which the Supervised Person has direct or indirect beneficial ownership. The initial report is due no later than 10 calendar days after commencement of employment or term of directorship. The annual report is due 30 calendar days after the year-end. The Supervised Person must provide current copies (i.e., from the most recent quarter end) of all brokerage statements when filing the initial holdings report. The initial and annual reports also require the Supervised Person to acknowledge that they have read and understood the provisions of the Firm's Code of Ethics.


G. SANCTIONS FOR PERSONAL TRADING VIOLATIONS

The CCO will notify the Managing Director upon determining that a violation of the Code of Ethics has occurred. Depending upon the severity of the violation, any or all of the following sanctions may be imposed:

o warning (verbal or written);
o reprimand;
o reassignment of duties;
o suspension of personal trading activities;
o require trade to be busted and any profits disgorged to a charity;
o monetary penalty (including reduction in salary or bonus);
o suspension or termination of employment; or
o combination of the above.


H. REPORTING RESPONSIBILITIES

The responsibility for taking the initiative to report is imposed on each individual required to make a report. Any effort by CCMA to facilitate the reporting process does not change or alter that responsibility. Reports must be filed with the CCO.

IV. INSIDER TRADING

A. INTRODUCTION

CCMA has adopted this policy and the procedures that follow to deter the misuse of material non-public information in securities transactions. CCMA prohibits trading, either personally or on behalf of others, on material non-public information or communication of material non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." The Firm's policy applies to every Supervised Person of CCMA, all accounts over which they have Beneficial Ownership, and extends to activities within and outside their duties at the Firm.

Trading securities on the basis of material, non-public information or improperly communicating that information to others may expose you to stringent penalties.

The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or to communications of material non-public information to others. The law of insider trading is unsettled; an individual legitimately may be uncertain about the application of the policy in a particular circumstance. Often, a single question can forestall disciplinary action or complex legal problems. You should direct any questions relating to this policy to the CCO or CCMA's outside counsel. You also must notify the Managing Director of CCMA immediately if you have any reason to believe that a violation of the policy has occurred or is about to occur.

While the law concerning insider trading is not static, it is generally understood that the law prohibits:
o trading by an insider, while in possession of material non-public information; or
o trading by a non-insider, while in possession of material non-public ("inside") information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; or
o    communicating material non-public information to others.


B. ELEMENTS OF INSIDER TRADING

1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, CCMA may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

2. What is Material Information? Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that Supervised Persons should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

     Material information does not have to relate to a company's business. For example, in Carpenter v. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Journal and whether those reports would be favorable or not.

3. What is Non-Public Information? Information is non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC or appearing in The Wall Street Journal or other publications of general circulation would be considered public.

4. Identifying Inside Information. In order to be "inside information," information must not only be material and non-public, it must be information about a security or issuer that was (i) acquired in violation of a duty to keep the information confidential, or (ii) misappropriated. For example, if an officer of an issuer breaches his duty to the issuer and conveys information that should have been kept confidential, that information is "inside information," even if you learn it third- or fourth-hand. In contrast, a conclusion drawn by a securities analyst from publicly available information is not inside information, even if the analysts' conclusion is both material and non-public.


C. PENALTIES FOR INSIDER TRADING

Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:
o    civil injunctions,
o    treble damages,
o    disgorgement of profits,

o    jail sentences,
o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
o fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

In addition, any violation of this policy can be expected to result in serious sanctions by the Firm, including dismissal of the persons involved.


D. PROCEDURES TO IMPLEMENT POLICY AGAINST INSIDER TRADING

The following procedures have been established to aid in avoiding insider trading, and to aid in preventing, detecting and imposing sanctions against insider trading. Every Supervised Person of CCMA must follow these procedures or risk sanctions, including dismissal, substantial personal liability and criminal penalties.

Identifying Inside Information
Before trading for yourself or others, including accounts managed by the Firm, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

o Is the information material? Is this information that an investor would consider important in making his or her investment decision? Is this information that would substantially affect the market price of the securities if generally disclosed?
o Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published by The Wall Street Journal or other publications of general circulation?

If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps.

1.   Report the matter immediately to the Firm's CCO.
2. Do not purchase or sell the securities on behalf of yourself or others, including accounts managed by CCMA until the Firm has made a determination as to the need for a trading restriction.
3.   Do not communicate the information inside or outside CCMA.
4. After the Firm's CCO has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication, or you will be allowed to trade and communicate the information.

Restricting Access to Material Non-Public Information
Information in your possession that you identify as material and non-public may not be communicated to anyone, including persons within the Firm, except to the Firm's Chief

Compliance Officer or Managing Director. In addition, care should be taken so that such information is secure. For example, files containing material non-public information should be sealed; access to computer files containing material non-public information should be restricted.

Resolving Issues Concerning Insider Trading
If, after consideration of such information, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the Firm's CCO before trading or communicating the information to anyone.

V. GENERAL BUSINESS CONDUCT

A. CONFLICTS OF INTEREST

Advisor to the AHA Funds
The role of CCMA as investment adviser to the AHA Funds, Series of the CNI Charter Funds (the "Funds") is to analyze, recommend, oversee and monitor the sub-advisors to the Funds for the Funds' Board of Trustees. To prevent a conflict of interest, CCMA's policy is to maintain an arm's length relationship with sub-advisors. There is no payment to CCMA from the managers selected nor does CCMA sell any services to the managers.

The arm's length relationship with the managers extends to affiliated managers. If due diligence procedures of conducting analytical reviews for appropriateness for investment objectives, performance, risk and fees are met and exceeded, then a manager who is affiliated may be considered. CCMA receives no payment from the affiliated manager to be considered or selected as a sub-advisor to the Funds.

Pension Consulting Clients
CCMA may recommend that pension consulting clients consider the Funds as part of their overall investment strategy. When the Funds are to be considered by a pension fund oversight committee, CCMA will ensure that the client is given disclosure of the relationship between CCMA and the Funds. Each new client receives a copy of CCMA's ADV which fully discloses that relationship.

CCMA's "Consulting Only" clients may choose not to consider the Funds because of the relationship. In these cases, the client will pay a negotiated fee for the consulting services alone.

Clients invested in the Funds who are affiliated with the American Hospital Association may utilize CCMA's consulting services. CCMA's compensation for this service is part of the management fees of the Funds. CCMA prepares a quarterly consulting report for these clients comparing the investment performance against a recognized benchmark and ranking the Funds with objective third-party universes maintained by nationally recognized firms. There is no relationship between CCMA and the firms conducting the rankings, Morningstar and Lipper.

If there is underperformance in one or more of the Funds, CCMA will show the performance and one of the following actions may occur in order to provide independent investment advice:
     1. The client's investment oversight committee may ask CCMA to replace the underperforming fund with a different investment vehicle;
     2. CCMA may initiate a search to replace the under-performing sub-advisor;
     3. The fund may be put on a watch list for a pre-set period of time to see if it improves performance during that time. If conditions are not met, one of the other options would be pursued.

Relationship with Broker-Dealers
Certain employees of CCMA are also registered representatives of an affiliated broker-dealer firm, City National Securities (CNS). CNS and CCMA are affiliated due to common ownership by City National Corporation. Sub-advisors to the Funds, both affiliated and unaffiliated, are not allowed to trade with CNS on behalf of the Funds' accounts. The Funds CCO receives and reviews quarterly trade reports from each sub-advisor listing the firms with which they have placed trades.

CNS may receive compensation for purchases of mutual funds made by consulting clients. This compensation would come in the form of 12b-1 fees and would not result in any additional expense to the client. These fees are not paid to CCMA or any employee of CCMA.

Selection and Monitoring of Sub-advisors
The CCMA Investment Committee is responsible for selecting and monitoring the sub-advisors to the Funds and the investment managers and mutual funds recommended to consulting clients. The criteria used are composed of both qualitative and quantitative elements. These elements are evaluated using both public information (e.g., Nelson's Mobius, Morningstar) and internally collected data.

Further information on the process of reviewing sub-advisors is in the Firm's Compliance Manual.


B. GIFTS AND GRATUITIES

Supervised Persons of the Firm are prohibited from offering or accepting gifts and gratuities from persons or firms seeking to do business with the Firm if the acceptance of such gift or gratuity would influence a business decision or could give the impression of influencing a business decision. Examples of the type of gratuities that are prohibited include, but are not limited to:
1.   Cash payments,
2. Gifts of value in excess of $100 per person cumulative over the course of 12 months,
3. Lavish entertainment, i.e. tickets to the Super Bowl or other major sporting events,
4. Travel expenditures (other than local ground transportation), when the cost of such expenditures can be calculated or reimbursed;
5. Lodging costs, if the lodging is lavish and would not be considered reimbursable by the Firm as a regular business expense.

It is also prohibited for Supervised Persons to offer gifts or gratuities, as described above, for the purpose of obtaining preferential treatment to clients, prospective clients, government officials, government employees or employees of any other firm. Offering gratuities to government employees or officials may violate the law. Penalties can include fines and imprisonment.

There may be occasions when giving or receiving items listed above are exempt from these rules if the gift is part of the normal course of business or is given in recognition of a significant life event

(new baby, wedding, etc.). Supervised Persons are encouraged to consult with the CCO when there is a question regarding suitability.

Employees must notify the CCO whenever a gift is given or received. The notification should include the name of the giver, the name of the recipient, a description of the gift and an estimate of the value.

It is a violation of this policy to request or suggest to any Supervised Person of the Firm or any other person to make a political or charitable contribution or payment which could appear to directly benefit the Firm nor may the Firm reimburse an individual for his/her personal contribution or payment. Supervised Persons should not make any statements or take any actions that would lead an observer to believe that the individual's political or charitable contribution was on behalf of the Firm. The Firm's policies on charitable and political contributions by the Firm are in the Firm's Compliance Manual.

Registered Representatives of CNS may be subject to additional recordkeeping, reporting and/or limitations for gifts and political contributions. Employees subject to more stringent policies are required to comply with those policies.


C. SERVICE AS DIRECTOR OF A PUBLIC COMPANY

Employees of the Firm are prohibited from serving on the board of directors or as an officer of any non-affiliated private or publicly traded company unless the appointment has been approved by the Managing Director and CCO. The Managing Director and CCO will consider all relevant facts including whether the service poses a conflict of interest with the Firm's clients or business relationships.


D. CONFIDENTIALITY OF TRANSACTIONS

Mutual Fund Transactions
Until disclosed in a public report to shareholders or to the SEC in the normal course, all information concerning the securities "being considered for purchase or sale" by the mutual funds which are advised by CCMA shall be kept confidential by all Employees and disclosed by them only on a "need to know" basis.

Prohibited Communications with CCM-Related Persons
No Employee of CCMA shall discuss in person or by telephone any information relating to the voting or investment of any account of CCMA in the presence, or within the hearing, of any employee, officer or director of CCM, including those serving as an outside director of CCMA and excepting those who also are Employees of CCMA. If such information is discussed with, or in the presence of, a CCM-related person serving as an Outside Director, that person is prohibited from communicating that information to any other CCM employee, officer or director.

Notwithstanding the preceding statements, employees, officers or directors of CCM and Employees of CCMA may discuss general trends in the securities markets, including information relating to specific securities, for information purposes and that are not designed to influence, directly or indirectly, the investment discretion of CCMA.

Physical Security
The offices and record storage areas occupied by Employees of CCMA, and in which the records and files on information relating to the voting or investment of securities held in client accounts are maintained, shall be physically separate from the offices and record storage areas occupied by employees, officers and directors of CCM.

VI. ANNUAL REVIEW OF CODE OF ETHICS

The CCO is primarily responsible for maintaining and enforcing CCM Advisors, LLC's Code of Ethics. The CCO will keep copies of the Code and will document any violations of the Code and resulting sanctions imposed. At least annually, the CCO will report to the CCMA Board of Directors any actual or recommended policy or procedural changes in the Code and a summary of all violations of the Code including sanctions imposed.

VII. ANNUAL ACKNOWLEDGEMENT OF CODE OF ETHICS

At least annually, the CCO will provide all Supervised Persons with a copy of this Code of Ethics ("Code") with all amendments. Upon receipt, Supervised Persons must acknowledge in writing that:

     o    they have read, understand and agree to abide by the Firm's Code;
     o they have reported all personal securities transactions required to be reported under the Code; and
     o they have reported all brokerage accounts required to be reported under the Code.

The acknowledgement is included on the Annual Holdings Report Certification (Exhibit D).

                                    Exhibit A
                                   [CCMA Logo]
                 PERSONAL SECURITY TRANSACTION PRE-APPROVAL FORM

Employee Name:  ___________________________________________________________

Account Name & #:  ________________________________________________________

--------------------------------------------------------------------------------
Security                     Symbol or Cusip    Buy or    Shares     Approx.
                                                Sell                 Mkt Val
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Compliance Department:
----------------------


Approved:  _____________________________________

Date:  ________________________________



NOTES:
(Including reason for approval of security transaction that is otherwise prohibited or reason for denial):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Exhibit B
                                   [CCMA Logo]
                     PERSONAL SECURITIES TRANSACTIONS REPORT
                       QUARTER ENDING ______________, 200_

Name of individuals required to report under the Code of Ethics (i.e., due to your beneficial ownership of securities):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Check all that apply:
     |_| I had no reportable securities transactions during this quarterly period.
     |_| I had reportable securities transactions during this quarterly period that were pre-approved in accordance with the Code of Ethics. All transactions are listed on the attached sheet or have been provided to the CCO via duplicate confirmations and statements.
     |_| I had reportable securities transactions during this quarterly period that were exempt from pre-approval requirements in accordance with the Code of Ethics. All transactions are listed on the attached sheet or have been provided to the CCO via duplicate confirmations and statements. I had no knowledge of any transactions being made or contemplated in these securities by sub-advisors at the time my transactions were completed.
     |_| I had reportable securities transactions during this quarterly period that were not exempt from the pre-clearance requirements and were not pre-approved. (Code of Ethics violation) All transactions are listed on the attached sheet or have been provided to the CCO via duplicate confirmations and statements.

I have opened or closed the following accounts this quarter:
Open/Close        Account Name      Account Number   Date Opened/Closed
-----------------------------------------------------------------------

=======================================================================

=======================================================================

=======================================================================


I certify that the information that I am providing in this report is accurate and includes all transactions from all of my brokerage accounts which I am required to report under CCM Advisors, LLC's Code of Ethics document. To the best of my knowledge, I have complied with the terms and spirit of the Firm's Code of Ethics.

Signature:  _____________________________________         Date: ________________

Print Name: _____________________________________

Compliance Department
---------------------

Rec'd by:  ______________________________________         Date: ________________

                                    Exhibit C
                                   [CCMA Logo]
                      INITIAL HOLDINGS REPORT CERTIFICATION


                            Hire Date: _____________

                                 ACKNOWLEDGEMENT


I certify that I have received, read, understand and agree to abide by CCM Advisors, LLC's (the Firm) Code of Ethics. I agree to comply with all of the policies and procedures outlined in the Code of Ethics. I certify that I have reported all transactions and brokerage accounts required to be reported under the Code. I understand that violating the Policies of the Code or any other legal violations will result in the Firm enforcing appropriate sanctions against me, including dismissal from the Firm.


Please check the appropriate box.

         Yes, at the start of my employment with the Firm, I owned Covered Securities (as defined in the Firm's Code of Ethics). I have attached the most recent quarter end statements.


         No, at the start of my employment with the Firm, I do not own any Covered Securities.


Signature:  _____________________________________         Date: ________________

Print Name: _____________________________________

Compliance Department
---------------------

Rec'd by:  ______________________________________         Date: ________________

                                    Exhibit D
                                   [CCMA Logo]
                      ANNUAL HOLDINGS REPORT CERTIFICATION


                           Year Ending: _____________

                                 ACKNOWLEDGEMENT


I certify that I have received, read, understand and agree to abide by CCM Advisors, LLC's (the Firm) Code of Ethics. I agree to comply with all of the policies and procedures outlined in the Code of Ethics. I certify that I have reported all transactions and brokerage accounts required to be reported under the Code. I understand that violating the Policies of the Code or any other legal violations will result in the Firm enforcing appropriate sanctions against me, including dismissal from the Firm.


Please check the appropriate box.

         Yes, as of the year ending ______________, I owned Covered Securities (as defined in the Firm's Code of Ethics). I have attached statements for the most recent four quarters or I have instructed my brokerage firm to provide copies directly to the firm's Chief Compliance Officer.


         No, I do not own any Covered Securities.


Signature:  _____________________________________         Date: ________________

Print Name: _____________________________________

Compliance Department
---------------------

Rec'd by:  ______________________________________         Date: ________________

                                    Exhibit E

                          CNC SECURITIES TRADING POLICY

                                   [Attached]